UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period: January 1, 2019 through June 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       36

  Notes to Financial Statements                                              41

  Trustees, Officers and Service Providers                                   53

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                    31.7%
Corporate Bonds                                                           29.8%
Collateralized Mortgage Obligations                                       22.2%
Asset Backed Securities                                                   10.7%
Senior Secured Floating Rate Loan Interests                                3.0%
Affiliated Closed-End Fund (k)                                             1.6%
Convertible Preferred Stocks                                               0.5%
Foreign Government Bonds                                                   0.3%
Municipal Bonds                                                            0.2%
Insurance-Linked Securities                                                0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/46                                                   1.78%
--------------------------------------------------------------------------------
2.  U.S. Treasury Bills, 7/2/19                                            1.64
--------------------------------------------------------------------------------
3.  Pioneer ILS Interval Fund (k)                                          1.53
--------------------------------------------------------------------------------
4.  U.S. Treasury Bills, 7/16/19                                           1.37
--------------------------------------------------------------------------------
5.  U.S. Treasury Inflation Indexed
    Bonds, 0.875%, 2/15/47                                                 1.35
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  6/30/19         12/31/18
   Class I                                 $11.06           $10.56
   Class II                                $11.08           $10.59

                                Net
Distributions per Share         Investment      Short-Term          Long-Term
(1/1/19 -- 6/30/19)             Income          Capital Gains       Capital Gains
   Class I                      $0.1747         $   --              $   --
   Class II                     $0.1619         $   --              $   --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Bond VCT       Pioneer Bond VCT       Bloomberg Barclays U.S.
           Portfolio Class I      Portfolio Class II     Aggregate Bond Index
6/09       $10,000                $10,000                $10,000
6/10       $11,494                $11,470                $10,950
6/11       $12,263                $12,221                $11,377
6/12       $13,060                $12,990                $12,227
6/13       $13,546                $13,447                $12,143
6/14       $14,409                $14,267                $12,674
6/15       $14,664                $14,473                $12,910
6/16       $15,283                $15,049                $13,685
6/17       $15,606                $15,328                $13,641
6/18       $15,638                $15,323                $13,587
6/19       $16,743                $16,366                $14,657

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

--------------------------------------------------------------------------------
                                                            Bloomberg Barclays
                                                                U.S. Aggregate
                               Class I       Class II               Bond Index
--------------------------------------------------------------------------------
10 Years                         5.29%          5.05%                    3.90%
5 Years                          3.05%          2.78%                    2.95%
1 Year                           7.07%          6.81%                    7.87%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/19                     $1,000.00       $1,000.00
Ending Account Value on 6/30/19                       $1,064.30       $1,062.00
Expenses Paid During Period*                          $    3.07       $    4.35

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60% and 0.85% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/19                     $1,000.00       $1,000.00
Ending Account Value on 6/30/19                       $1,021.82       $1,020.58
Expenses Paid During Period*                          $    3.01       $    4.26

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60% and 0.85% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2019. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Deputy Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer Bond VCT Portfolio's Class I shares returned 6.43% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 6.20%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 6.11%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2019?

A: After coming under stress in late 2018, risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (the Fed) pivoted to a more dovish tone on monetary policy. In addition to announcing an early end to its balance sheet-reduction program, the Fed indicated -- after raising interest rates four times in 2018 -- that it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed monetary policy accommodations from the European Central Bank (ECB) and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade disputes between the U.S. and its key partners, particularly China, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April 2019, before wavering in May after President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade dispute, which threatened an already fragile economic growth backdrop, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and the policy reversal spurred a strong rally in the bond markets over the final weeks of the period.

      Over the six months ended June 30, 2019, the Treasury yield curve finished lower along its length, and the curve steepened. (When the yield curve steepens, the gap between the yields on short-term bonds and long-term bonds increases). The investment-grade corporate market posted a return of 9.85% for the six-month period, while high-yield corporate bonds returned 9.94% (according to the Bloomberg Barclays U.S. Corporate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Index, respectively). U.S. Treasuries and securitized sectors, such as residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), finished in positive territory for the period, but notably lagged the returns of corporate credit instruments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: What factors had the biggest effects on the Portfolio's performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2019?

A: The Portfolio performed slightly better than the Bloomberg Barclays Index over the period, as our tactical shifts within the Portfolio with respect to credit-market exposure contributed meaningfully to positive benchmark-relative performance. With credit spreads approaching their widest point in late 2018, we began to add risk to the Portfolio, both through investment-grade and high-yield corporates. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We continued to add riskier assets into March of 2019 as recession fears abated, which allowed the Portfolio to benefit from the strong performance of corporate credit.

      An underweight to U.S. Treasuries and corresponding overweighting of securitized assets, including ABS and non-agency MBS, detracted from the Portfolio's benchmark-relative returns for the period, as Treasury performance was supported by yield declines along the curve. Market sentiment with respect to the securitized asset class was supported by strong consumer fundamentals over the six months, but performance did not benefit to the same degree as Treasuries from the general decline in interest rates.

      Other detractors from the Portfolio's benchmark-relative results over the six-month period included a small position in floating-rate bank loans, an approximately 5% allocation to Treasury Inflation-Protected Securities
      (TIPS), and modest exposure to insurance-linked securities (ILS).

      Bank loans typically benefit from rising interest rates, given their floating-rate features, and so the Fed's policy shift from tightening to easing limited gains for the asset class over the six-month period. TIPS, which are not a component of the Portfolio's benchmark, badly lagged the performance of nominal Treasuries as inflation expectations declined. In addition, TIPS, like securitized assets, did not benefit from declining interest rates to the same degree as comparable-maturity Treasuries.

      With regard to ILS, we have typically maintained a modest, strategic exposure to the asset class in the Portfolio. ILS are sponsored by property-and-casualty insurers seeking to transfer some of the risk of having to pay damage claims in the wake of a natural disaster. We view ILS as potentially offering the Portfolio a valuable source of diversification* and incremental income. During the six-month period, the Portfolio's allocation to ILS detracted modestly from benchmark-relative performance, as initial damage loss estimates for Typhoon Jebi, which hit Japan in September of 2018, turned out to be greatly understated. In addition, the asset class has experienced some recent outflows, which has led to spread widening. Despite the underperformance over the period, we decided to increase the Portfolio's ILS exposure on pricing weakness, which created an attractive buying opportunity.

      Finally, after maintaining a below-benchmark stance with respect to the Portfolio's duration for the past several years, the interest-rate increases over the course of 2018, coupled with the federal funds rate approaching its neutral target, led us to adopt an essentially benchmark-neutral duration stance entering 2019. As a result, the Portfolio's duration positioning was not

*     Diversification does not assure a profit nor protect against loss.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

      a significant factor with regard to benchmark-relative returns over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2019? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit-default swaps (CDS) during the period. We typically invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. Investments in CDS are used to either increase or reduce the Portfolio's exposure to corporate bonds very quickly, as cash-bond transactions take a little more time. The use of derivatives did not materially impact the Portfolio's performance during the period, as they were used as hedging instruments.

Q: What factors affected the Portfolio's yield, or distributions** to shareholders, during the six-month period ended June 30, 2019?

A: The overall decline in Treasury yields contributed to a lower Portfolio yield, as did the tightening of credit spreads over the six-month period.

Q: What is your investment outlook, and how is the Portfolio positioned heading into the second half of the fiscal year?

A: In our view, the current level of uncertainty, coupled with extended credit valuations, warrants a somewhat more conservative investment stance. We are not predicting a recession, but the risks appear to be higher. At the end of June, yields on short-term Treasuries exceeded those on the 10-year Treasury bond. Such an "inversion" of the yield curve is generally viewed as a sign that investors are pessimistic about the economy's prospects and are thus bidding up prices for longer-term Treasuries as part of a perceived flight to safety.

      As the second quarter of 2019 progressed, we reduced the Portfolio's risk profile as spreads approached their earlier tight levels, and the yield curve's inversion increased in the wake of the Trump administration's public statements on the trade situation. We trimmed exposure to corporate credit over the second quarter, while increasing the Portfolio's allocation to out-of-benchmark securitized sectors, including non-agency MBS and ABS, based on the view that the strong employment backdrop and healthy household balance sheets make the fundamental outlook for consumers favorable, relative to the outlook for companies. While the Portfolio's allocation to securitized assets has weighed on benchmark-relative performance of late, we believe their low correlation with credit-market performance and their generally higher quality offer a good offset to higher-risk sectors. We saw that scenario play out in the fourth quarter of 2018, in fact, when MBS outperformed most non-government fixed-income asset classes.

**    Distributions are not guaranteed.

Pioneer Bond VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      The Portfolio ended the month of June slightly underweight to investment-grade corporates versus the benchmark, although it was overweight in the energy sector based on attractive valuations, with a focus on midstream issuers that are typically less vulnerable to energy-price volatility. We have reduced the Portfolio's floating-rate bank loan position given the outlook for stable-to-declining short-term interest rates, and based on our view that the potential upside for the loan asset class is limited, as current valuations are near par (face) value.

      Outside the United States, the Portfolio continues to hold a meaningful position in core European bank issuers, with a tilt toward bonds that are lower in the capital structure. We believe those issues are attractive from a relative-valuation standpoint.

      Given the recent decline in interest rates, we returned the Portfolio to a modest short-duration stance versus the Bloomberg Barclays Index as of period-end. That said, the Portfolio is overweight at the long end of the yield curve, as the curve is reasonably steep between the 10-year and 30-year maturities.

Please refer to the Schedule of Investments on pages 8 to 35 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                                                                         Value
                         UNAFFILIATED ISSUERS -- 97.3%
                         CONVERTIBLE PREFERRED STOCKS -- 0.5% of Net Assets
                         Banks -- 0.5%
        334(a)           Bank of America Corp., 7.25%                                                                   $    458,248
        330(a)           Wells Fargo & Co., 7.5%                                                                             450,186
                                                                                                                        ------------
                         Total Banks                                                                                    $    908,434
                                                                                                                        ------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $770,300)                                                                                $    908,434
                                                                                                                        ------------

  Principal
     Amount
     USD ($)
                    ASSET BACKED SECURITIES -- 10.6% of Net Assets
    500,000         American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25 (144A)         $    506,217
    100,000         Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)                         100,681
    100,000         AXIS Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)                103,947
    200,000         AXIS Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)                207,485
    177,191(b)      Bayview Koitere Fund Trust, Series 2017-RT4, Class A, 3.5%, 7/28/57 (144A)                               180,885
    100,000         BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)                                      101,880
      1,764(c)      Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A3, 2.894%
                    (1 Month USD LIBOR + 49 bps), 6/25/36                                                                      1,762
    252,980         Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.561%, 7/15/30 (144A)                          254,560
    400,000         CIG Auto Receivables Trust, Series 2019-1A, Class B, 3.59%, 8/15/24 (144A)                               407,222
    100,000         CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)                         100,865
     34,231(d)      Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3, 3.649%, 7/25/35             34,266
    250,000         Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25                                     255,009
    150,000         Elm Trust, Series 2018-2A, Class A2, 4.605%, 10/20/27 (144A)                                             151,392
     28,693(d)      Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                                  29,554
    182,539         FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)                                          183,970
    100,000(b)      Finance of America Structured Securities Trust, Series 2019-HB1, Class M2, 3.676%, 4/25/29 (144A)        100,000
    100,000(b)      Finance of America Structured Securities Trust, Series 2019-HB1, Class M3, 3.813%, 4/25/29 (144A)        100,000
     45,000         First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)                         45,471
    250,000         Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)                                249,891
    250,000         Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/15/25 (144A)            250,852
    220,000         Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.68%, 8/20/23 (144A)                       224,497
    150,000         GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%, 12/15/21 (144A)                              150,296
      1,467(c)      GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 2.704% (1 Month USD LIBOR +
                    30 bps), 9/25/36 (144A)                                                                                    1,466
    100,000(c)      Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 5.912% (1 Month USD LIBOR +
                    350 bps), 4/10/30 (144A)                                                                                 100,138
    184,276(c)      Home Partners of America Trust, Series 2018-1, Class A, 3.294% (1 Month USD LIBOR +
                    90 bps), 7/17/37 (144A)                                                                                  183,361
     20,861         Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                                 15,299
    100,000(c)      Invitation Homes Trust, Series 2018-SFR1, Class C, 3.644% (1 Month USD LIBOR +
                    125 bps), 3/17/37 (144A)                                                                                  99,471
    160,000(c)      Invitation Homes Trust, Series 2018-SFR2, Class D, 3.844% (1 Month USD LIBOR +
                    145 bps), 6/17/37 (144A)                                                                                 158,690
    240,000(c)      Invitation Homes Trust, Series 2018-SFR3, Class D, 4.044% (1 Month USD LIBOR +
                    165 bps), 7/17/37 (144A)                                                                                 239,603
    540,000(c)      Invitation Homes Trust, Series 2018-SFR3, Class E, 4.394% (1 Month USD LIBOR +
                    200 bps), 7/17/37 (144A)                                                                                 540,845
     23,282         JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)                                    24,081
    250,000         JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)                                   266,771

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         ASSET BACKED SECURITIES -- (continued)
    500,000              Kabbage Funding LLC, Series 2019-1, Class B, 4.071%, 3/15/24 (144A)                            $    506,231
    117,781              Marlette Funding Trust, Series 2018-3A, Class A, 3.2%, 9/15/28 (144A)                               118,119
    150,000              Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)                              152,371
    479,722(b)           Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)                       495,321
    710,000(b)           Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)                       719,705
    141,936(c)           Newtek Small Business Loan Trust, Series 2017-1, Class A, 4.404% (1 Month USD LIBOR +
                         200 bps), 2/15/43 (144A)                                                                            141,835
    114,802(c)           NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 3.079% (1 Month USD LIBOR +
                         68 bps), 1/25/36                                                                                    114,665
    130,000              Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                       133,444
    100,000              Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)                      100,771
    130,000              Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/34 (144A)                      132,479
    350,000              Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                       359,143
    100,000              Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)                       103,725
    110,000              Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)                       114,023
    190,000              Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)                      198,806
    300,000              Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/36 (144A)                       307,789
    100,000(b)           RMF Buyout Issuance Trust, Series 2019-1, Class M3, 3.011%, 7/25/29 (144A)                          100,000
     55,496              SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)                           56,041
    200,000              SCF Equipment Leasing LLC, Series 2019-1A, Class C, 3.92%, 11/20/26 (144A)                          205,630
    500,000              SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)              505,735
     97,917              STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                          99,709
    400,000(b)           Towd Point Mortgage Trust, Series 2015-2, Class 1M1, 3.25%, 11/25/60 (144A)                         407,773
    212,767(b)           Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)                           213,370
    750,000(b)           Towd Point Mortgage Trust, Series 2015-4, Class A2, 3.75%, 4/25/55 (144A)                           772,308
    320,000(b)           Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                            328,474
    330,000(b)           Towd Point Mortgage Trust, Series 2016-3, Class M1, 3.5%, 4/25/56 (144A)                            341,526
    325,000(b)           Towd Point Mortgage Trust, Series 2016-4, Class M1, 3.25%, 7/25/56 (144A)                           325,869
    325,000(b)           Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)                           333,970
    765,000(b)           Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.0%, 6/25/57 (144A)                            760,739
    765,000(b)           Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                           759,478
    500,000(b)           Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                          497,610
    780,000(b)           Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)                            787,869
    277,095(b)           Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.0%, 6/25/58 (144A)                            281,280
    500,000(b)           Towd Point Mortgage Trust, Series 2018-5, Class A1B, 3.25%, 7/25/58 (144A)                          502,008
    388,527(b)           Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)                         392,630
    360,000(b)           Towd Point Mortgage Trust, Series 2018-SJ1, Class A2, 4.25%, 10/25/58 (144A)                        366,516
    850,000(b)           Towd Point Mortgage Trust, Series 2019-2, Class A2, 3.75%, 12/25/58 (144A)                          853,458
    250,000(b)           Towd Point Mortgage Trust, Series 2019-3, Class A2, 4.0%, 2/25/59 (144A)                            263,893
    500,000(c)           Towd Point Mortgage Trust, Series 2019-HY2, Class A2, 3.804% (1 Month USD LIBOR +
                         140 bps), 5/25/58 (144A)                                                                            502,117
    200,000(c)           Trafigura Securitisation Finance Plc, Series 2017-1A, Class A1, 3.244% (1 Month USD
                         LIBOR + 85 bps), 12/15/20 (144A)                                                                    200,677
    100,000              US Auto Funding LLC, Series 2019-1A, Class B, 3.99%, 12/15/22 (144A)                                101,586
     14,429              Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)                                     14,428
    100,467              Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/30 (144A)                               100,559
    179,599              Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)                                181,365
    140,000              Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)               144,140

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         ASSET BACKED SECURITIES -- (continued)
    100,000              WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)                        $    100,426
                                                                                                                        ------------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $19,098,412)                                                                             $ 19,570,038
                                                                                                                        ------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.0% of Net Assets
    250,000              A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)                   $    250,204
     94,323(b)           Agate Bay Mortgage Trust, Series 2015-1, Class A13, 3.5%, 1/25/45 (144A)                             94,835
    100,000              American Homes 4 Rent, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)                             104,705
    100,000(b)           Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.5%, 11/25/48 (144A)                      104,065
    230,000(b)           Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065%, 3/25/49 (144A)                     237,055
    125,000(c)           Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class B, 4.894%
                         (1 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                                       128,750
     20,259              B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 5/15/48 (144A)                                  20,177
    360,000              BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                   377,974
    262,658(d)(e)        Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.0%, 7/25/37 (144A)                           --
    168,559(b)           Bayview Opportunity Master Fund IVb Trust, Series 2017-RT2, Class A, 3.5%, 8/28/57 (144A)           172,240
    268,696(c)           Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 2.944% (1 Month USD LIBOR + 54 bps),
                         8/25/35                                                                                             270,312
    180,000(c)           Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.004% (1 Month USD LIBOR + 160 bps),
                         4/25/28 (144A)                                                                                      180,650
    190,000(c)           Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.754% (1 Month USD LIBOR + 135 bps),
                         8/25/28 (144A)                                                                                      190,000
    505,000(c)           Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.254% (1 Month USD LIBOR + 185 bps),
                         10/25/27 (144A)                                                                                     505,756
    180,000(c)           Bellemeade Re, Ltd., Series 2018-3A, Class M2, 5.154% (1 Month USD LIBOR + 275 bps),
                         10/25/28 (144A)                                                                                     178,771
    150,000(c)           Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 4.154% (1 Month USD LIBOR + 175 bps),
                         3/25/29 (144A)                                                                                      151,111
    150,000(c)           Bellemeade Re, Ltd., Series 2019-1A, Class M2, 5.104% (1 Month USD LIBOR + 270 bps),
                         3/25/29 (144A)                                                                                      150,189
    250,000              Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615%, 2/15/51                                 266,808
    125,000              Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                 136,918
    250,000              Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52                                 274,316
    100,000              CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                 100,851
    120,000              CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                       132,150
    140,000              CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                          147,613
    421,323(b)           Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A4, 4.0%, 4/25/49 (144A)                 428,658
      8,842(b)           CHL Mortgage Pass-Through Trust, Series 2003-56, Class 4A2, 4.492%, 12/25/33                          9,193
    250,000(b)           Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47                     269,743
    250,000(b)           Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47                    265,546
    150,000              Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.137%, 2/10/48                    155,246
    125,000(b)           Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.721%, 9/10/58                     134,516
    250,000              Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)                 221,037
    300,000              Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, 1/10/24 (144A)              321,472
    336,058(b)           Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.0%, 9/25/64 (144A)                340,670
    370,642(b)           Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                      378,815
    394,697(b)           Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.5%, 1/25/66 (144A)                      406,807
     43,938              Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)                       43,869
     25,000              COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                      25,778
    241,251              COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45                                    243,947

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    250,000              COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                               $    251,422
    200,000(b)           COMM Mortgage Trust, Series 2013-CR11, Class C, 5.286%, 8/10/50 (144A)                              211,956
     50,000              COMM Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/46                                      50,978
    150,000(b)           COMM Mortgage Trust, Series 2014-CR16, Class C, 5.093%, 4/10/47                                     159,978
    233,783(b)           COMM Mortgage Trust, Series 2014-CR20, Class C, 4.651%, 11/10/47                                    246,878
      6,959(c)           COMM Mortgage Trust, Series 2014-FL5, Class B, 3.826% (1 Month USD LIBOR + 215 bps),
                         10/15/31 (144A)                                                                                       6,950
    240,917              COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47                                    253,010
    150,000              COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47                                     156,856
    200,000(b)           COMM Mortgage Trust, Series 2015-CR23, Class CMD, 3.807%, 5/10/48 (144A)                            200,209
    100,000(b)           COMM Mortgage Trust, Series 2015-CR25, Class B, 4.695%, 8/10/48                                     106,944
    175,000(b)           COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                      181,357
    191,739              Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class AHR, 3.651%, 2/10/49         199,943
    470,000(c)           Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 4.854% (1 Month USD
                         LIBOR + 245 bps), 7/25/31 (144A)                                                                    475,651
    185,000(c)           Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 4.704% (1 Month USD
                         LIBOR + 230 bps), 8/25/31 (144A)                                                                    186,593
    150,000(c)           Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 4.554% (1 Month USD
                         LIBOR + 215 bps), 9/25/31 (144A)                                                                    150,827
    250,000(c)           Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 4.544% (1
                         Month USD LIBOR + 215 bps), 5/15/36 (144A)                                                          250,861
    300,000(b)           CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.687%, 11/15/48                          317,814
    100,000              CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                           102,502
    110,334(b)           CSMC Trust, Series 2013-IVR3, Class A1, 2.5%, 5/25/43 (144A)                                        108,293
    248,065(b)           CSMC Trust, Series 2013-IVR3, Class B4, 3.451%, 5/25/43 (144A)                                      244,125
    275,964(b)           CSMC Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/43 (144A)                                        272,025
    663,767(b)           CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%, 7/25/58 (144A)                                      683,664
    150,507(b)           Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)             150,138
    111,435(b)           Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)             111,720
    190,000(c)           Eagle Re, Ltd., Series 2018-1, Class M1, 4.104% (1 Month USD LIBOR + 170 bps),
                         11/25/28 (144A)                                                                                     190,000
    380,000(c)           Eagle Re, Ltd., Series 2019-1, Class M1B, 4.204% (1 Month USD LIBOR + 180 bps),
                         4/25/29 (144A)                                                                                      380,300
    167,946(b)           EverBank Mortgage Loan Trust, Series 2013-2, Class A, 3.0%, 6/25/43 (144A)                          168,133
    328,090(c)           Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2, 6.854%
                         (1 Month USD LIBOR + 445 bps), 1/25/29                                                              349,374
     88,889(c)           Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M1, 3.004%
                         (1 Month USD LIBOR + 60 bps), 7/25/30                                                                88,840
    450,000(c)           Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2, 4.554%
                         (1 Month USD LIBOR + 215 bps), 10/25/30                                                             453,012
    310,181(c)           Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M1, 3.124%
                         (1 Month USD LIBOR + 72 bps), 1/25/31                                                               310,290
    140,000(c)           Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M2, 4.754%
                         (1 Month USD LIBOR + 235 bps), 1/25/31                                                              141,244
    180,000(c)           Fannie Mae Connecticut Avenue Securities, Series 2019-R04, Class 2M2, 4.504%
                         (1 Month USD LIBOR + 210 bps), 6/25/39 (144A)                                                       180,473
     31,333              Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35                        35,269
    434,562(c)(e)        Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 4.156%
                         (1 Month USD LIBOR + 655 bps), 8/15/42                                                               95,561
    152,915              Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2017-SC02,
                         Class 2A1, 3.5%, 5/25/47                                                                            154,619

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
      5,150              Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29          $      5,338
    550,000              Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43               559,274
    176,242(b)           Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                             176,499
    147,308(b)           Flagstar Mortgage Trust, Series 2018-3INV, Class B1, 4.516%, 5/25/48 (144A)                         161,807
    180,847(b)           Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.0%, 9/25/48 (144A)                              183,199
    290,000(c)           Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 6.654% (1 Month USD LIBOR +
                         425 bps), 10/25/48 (144A)                                                                           299,325
    310,000(c)           Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 4.704% (1 Month USD LIBOR +
                         230 bps), 10/25/48 (144A)                                                                           311,351
    300,000(c)           Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2, 4.854% (1 Month USD LIBOR +
                         245 bps), 3/25/49 (144A)                                                                            304,195
    230,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 4.754% (1 Month USD LIBOR +
                         235 bps), 2/25/49 (144A)                                                                            232,107
    110,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2, 13.654% (1 Month USD LIBOR +
                         1,125 bps), 4/25/49 (144A)                                                                          122,235
    120,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2, 4.454% (1 Month USD LIBOR +
                         205 bps), 4/25/49 (144A)                                                                            120,559
    320,000(c)           Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2,
                         5.854% (1 Month USD LIBOR + 345 bps), 10/25/29                                                      342,165
    410,000(c)           Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2,
                         4.904% (1 Month USD LIBOR + 250 bps), 3/25/30                                                       419,197
    141,251(c)           Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M1,
                         3.104% (1 Month USD LIBOR + 70 bps), 9/25/30                                                        141,307
     99,358(b)           Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI3, Class M1,
                         4.165%, 8/25/48 (144A)                                                                              100,401
     53,849(c)           FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.431% (1 Month USD LIBOR +
                         400 bps), 9/25/22 (144A)                                                                             54,972
     50,100(c)           FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.431% (1 Month USD LIBOR +
                         500 bps), 8/25/23 (144A)                                                                             50,879
    125,000(b)           FREMF Mortgage Trust, Series 2015-K51, Class B, 4.088%, 10/25/48 (144A)                             130,617
     90,000(b)           FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)                               94,285
    198,903(b)           FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25                                   208,795
    300,000(b)           FWDSecuritization Trust, Series 2019-INV1, Class A1, 2.81%, 7/25/49 (144A)                          299,976
     30,961              Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35                   32,540
     13,320              Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                   13,439
  1,444,606(b)(e)        Government National Mortgage Association, Series 2017-21, Class IO, 0.795%, 10/16/58                102,330
    216,766              Government National Mortgage Association, Series 2018-20, Class A, 2.5%, 9/16/49                    214,594
    134,185(b)           GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class A1, 4.0%, 8/25/49 (144A)          136,979
    200,000              GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48                           209,338
    250,000(c)           Home Re, Ltd., Series 2019-1, Class M1, 4.054% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)        250,000
    323,000              ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)                                       358,619
     68,216              JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3,
                         4.171%, 8/15/46                                                                                      70,320
    200,000(b)           JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                         3.977%, 10/15/45 (144A)                                                                             206,405
    450,000              JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5,
                         2.84%, 12/15/47                                                                                     457,612
    250,000              JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
                         4.248%, 7/5/33 (144A)                                                                               267,263
     85,336(b)           JP Morgan Mortgage Trust, Series 2013-1, Class 2A3, 3.0%, 3/25/43 (144A)                             86,028

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    242,480(b)           JP Morgan Mortgage Trust, Series 2016-4, Class A13, 3.5%, 10/25/46 (144A)                      $    244,794
    320,000(b)           JP Morgan Mortgage Trust, Series 2017-1, Class A6, 3.5%, 1/25/47 (144A)                             325,265
    172,794(b)           JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                           174,642
    265,732(b)           JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                            267,592
    249,536(b)           JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.0%, 10/26/48 (144A)                           251,197
    335,000(b)           JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.584%, 10/26/48 (144A)                         339,221
    148,181(b)           JP Morgan Mortgage Trust, Series 2017-5, Class B1, 3.182%, 10/26/48 (144A)                          147,071
    329,956(b)           JP Morgan Mortgage Trust, Series 2017-6, Class B1, 3.84%, 12/25/48 (144A)                           340,829
    131,564(b)           JP Morgan Mortgage Trust, Series 2018-3, Class B1, 3.778%, 9/25/48 (144A)                           134,892
    475,000(b)           JP Morgan Mortgage Trust, Series 2018-4, Class A17, 3.5%, 10/25/48 (144A)                           483,307
    426,699(b)           JP Morgan Mortgage Trust, Series 2019-1, Class A4, 4.0%, 5/25/49 (144A)                             434,127
    235,568(b)           JP Morgan Mortgage Trust, Series 2019-2, Class A6, 4.0%, 8/25/49 (144A)                             241,250
    300,000(b)           JP Morgan Mortgage Trust, Series 2019-5, Class A3, 4.0%, 11/25/49 (144A)                            306,946
    293,567(b)           JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)                          299,298
    298,154(b)           JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15, 4.0%, 6/25/49 (144A)                         305,770
    150,000(b)           JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49                 158,470
    200,000              JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49              206,835
    100,000(b)           JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.22%, 12/15/49 (144A)          89,317
    250,000              JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51               277,782
  1,600,000(b)(e)        JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.193%, 6/15/51                18,617
    104,302(c)           La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
                         Mortgage Reference Rate + -125 bps), 12/23/36 (144A)                                                104,693
     30,562(c)           La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian
                         Mortgage Reference Rate + -300 bps), 9/8/39 (144A)                                                   30,638
    154,820(b)           Metlife Securitization Trust, Series 2019-1A, Class A1A, 3.75%, 4/25/58 (144A)                      160,830
  1,000,000(b)           Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69 (144A)                    1,019,166
    127,832              Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.858%, 11/15/45      129,776
     80,000(b)           Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.297%, 3/15/48        82,160
    250,000              Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                     279,843
    187,738(c)           New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 3.154% (1 Month USD LIBOR +
                         75 bps), 1/25/48 (144A)                                                                             187,608
    130,885(b)           New Residential Mortgage Loan Trust, Series 2018-5A, Class A1, 4.75%, 12/25/57 (144A)               137,395
    503,325(b)           New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57 (144A)               522,966
    222,311(b)           NRP Mortgage Trust, Series 2013-1, Class B2, 3.315%, 7/25/43 (144A)                                 223,568
    440,000(b)           OBX Trust, Series 2019-INV2, Class A5, 4.0%, 5/27/49 (144A)                                         453,350
    398,496(b)           PMT Loan Trust, Series 2013-J1, Class A1, 3.5%, 9/25/43 (144A)                                      402,574
    288,069(b)           PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)                                     292,209
    171,119(c)           Radnor Re, Ltd., Series 2018-1, Class M1, 3.804% (1 Month USD LIBOR + 140 bps),
                         3/25/28 (144A)                                                                                      171,554
    310,000(c)           Radnor Re, Ltd., Series 2019-1, Class M1B, 4.354% (1 Month USD LIBOR + 195 bps),
                         2/25/29 (144A)                                                                                      312,167
    273,644              Seasoned Loans Structured Transaction, Series 2019-1, Class A1, 3.5%, 5/25/29                       284,615
     53,120(b)           Sequoia Mortgage Trust, Series 2012-6, Class A2, 1.808%, 12/25/42                                    52,468
    571,941(b)           Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                                     532,434
    206,163(b)           Sequoia Mortgage Trust, Series 2013-4, Class A1, 2.325%, 4/25/43                                    198,803
    412,325(b)           Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                      404,999
    374,418(b)           Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                               373,435
    390,949(b)           Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                      383,940
    408,605(b)           Sequoia Mortgage Trust, Series 2013-6, Class A2, 3.0%, 5/25/43                                      408,763

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     90,765(b)           Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                 $     86,772
    355,701(b)           Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                      354,941
    572,963(b)           Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                              581,256
    532,738(b)           Sequoia Mortgage Trust, Series 2015-3, Class A4, 3.5%, 7/25/45 (144A)                               541,229
     84,977(b)           Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.0%, 12/25/47 (144A)                             88,070
    356,753(b)           Sequoia Mortgage Trust, Series 2018-6, Class A22, 4.0%, 7/25/48 (144A)                              362,954
    286,347(b)           Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.0%, 11/25/48 (144A)                              291,503
    410,628(b)           Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.0%, 2/25/48 (144A)                             424,730
    304,140(b)           Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)                             315,583
    160,994(c)           STACR Trust, Series 2018-DNA3, Class M1, 3.154% (1 Month USD LIBOR + 75 bps),
                         9/25/48 (144A)                                                                                      161,134
    370,000(c)           STACR Trust, Series 2018-DNA3, Class M2, 4.504% (1 Month USD LIBOR + 210 bps),
                         9/25/48 (144A)                                                                                      370,001
    380,000(c)           STACR Trust, Series 2018-HRP2, Class B1, 6.604% (1 Month USD LIBOR + 420 bps),
                         2/25/47 (144A)                                                                                      390,707
    220,000(c)           STACR Trust, Series 2018-HRP2, Class M3, 4.804% (1 Month USD LIBOR + 240 bps),
                         2/25/47 (144A)                                                                                      224,536
    200,000(c)           Starwood Waypoint Homes Trust, Series 2017-1, Class B, 3.564% (1 Month USD LIBOR +
                         117 bps), 1/17/35 (144A)                                                                            199,795
    265,000(b)           Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                           276,437
    430,000(b)           Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                           433,947
    360,000(b)           Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.0%, 7/25/57 (144A)                            356,396
    188,005(b)           Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)                            187,128
    260,000              Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57                  275,640
    250,000              Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59                   260,436
    200,000              Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49                 200,564
    100,000(b)           WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.556%, 3/15/48 (144A)                    96,109
    150,000              WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46                         159,893
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $39,966,852)                                                                             $ 40,609,443
                                                                                                                        ------------
                         CORPORATE BONDS -- 29.4% of Net Assets
                         Aerospace & Defense -- 0.7%
    480,000              Boeing Co., 3.9%, 5/1/49                                                                       $    501,677
    470,000              Rockwell Collins, Inc., 3.2%, 3/15/24                                                               483,920
    270,000              United Technologies Corp., 4.125%, 11/16/28                                                         296,622
                                                                                                                        ------------
                         Total Aerospace & Defense                                                                      $  1,282,219
                                                                                                                        ------------
                         Agriculture -- 0.7%
    260,000              Altria Group, Inc., 5.375%, 1/31/44                                                            $    278,843
    435,000              Philip Morris International, Inc., 3.25%, 11/10/24                                                  450,490
    570,000              Reynolds American, Inc., 4.45%, 6/12/25                                                             604,428
                                                                                                                        ------------
                         Total Agriculture                                                                              $  1,333,761
                                                                                                                        ------------
                         Airlines -- 0.1%
    258,216              Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)                            $    260,211
                                                                                                                        ------------
                         Total Airlines                                                                                 $    260,211
                                                                                                                        ------------
                         Auto Manufacturers -- 1.0%
    225,000              Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                                     $    241,510
    440,000              General Motors Financial Co., Inc., 4.0%, 1/15/25                                                   446,613
    400,000              Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                                400,923

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Auto Manufacturers -- (continued)
    125,000              Nissan Motor Acceptance Corp., 2.15%, 7/13/20 (144A)                                           $    124,483
    255,000              Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                257,120
    400,000              Volkswagen Group of America Finance LLC, 4.0%, 11/12/21 (144A)                                      412,854
                                                                                                                        ------------
                         Total Auto Manufacturers                                                                       $  1,883,503
                                                                                                                        ------------
                         Banks -- 5.3%
    535,000(b)           AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)                            $    550,894
    345,000(c)           Bank of New York Mellon Corp., 3.633% (3 Month USD LIBOR + 105 bps), 10/30/23                       351,160
    250,000(a)(b)        Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                                256,250
    200,000(a)(b)        Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                                                     209,750
    805,000(a)(b)        BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                      838,206
    200,000              BPCE SA, 4.875%, 4/1/26 (144A)                                                                      215,139
    745,000(c)           Canadian Imperial Bank of Commerce, 2.891% (3 Month USD LIBOR + 32 bps), 2/2/21                     746,125
     90,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                             93,665
    250,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                            259,328
    400,000(a)(b)        Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                     424,500
    250,000              Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                           259,175
    410,000              Danske Bank AS, 5.375%, 1/12/24 (144A)                                                              443,156
    286,000(b)           Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                            292,691
    215,000(b)           Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                             230,589
    150,000              HSBC Bank Plc, 7.65%, 5/1/25                                                                        179,467
    200,000(a)(b)        Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)                                196,500
    300,000              KeyCorp, 5.1%, 3/24/21                                                                              313,647
    400,000              Lloyds Banking Group Plc, 4.65%, 3/24/26                                                            417,635
    325,000              Morgan Stanley, 4.1%, 5/22/23                                                                       342,116
    200,000              Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                              208,376
    300,000              Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                                             311,327
    435,000(a)(b)        Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                           468,821
    400,000(a)(b)        Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)                                 420,520
    425,000              SunTrust Bank, 2.45%, 8/1/22                                                                        426,275
    495,000(b)           SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                          495,367
    250,000              UBS AG, 7.625%, 8/17/22                                                                             280,428
    400,000(a)(b)        UBS Group Funding Switzerland AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)                      424,928
    200,000(a)(b)        UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                           210,000
                                                                                                                        ------------
                         Total Banks                                                                                    $  9,866,035
                                                                                                                        ------------
                         Beverages -- 0.5%
    610,000              Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                                           $    747,560
    240,000              Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                                 252,597
                                                                                                                        ------------
                         Total Beverages                                                                                $  1,000,157
                                                                                                                        ------------
                         Biotechnology -- 0.4%
    142,000              Baxalta, Inc., 3.6%, 6/23/22                                                                   $    145,716
    200,000              Biogen, Inc., 3.625%, 9/15/22                                                                       206,436
    405,000              Biogen, Inc., 5.2%, 9/15/45                                                                         454,885
                                                                                                                        ------------
                         Total Biotechnology                                                                            $    807,037
                                                                                                                        ------------
                         Building Materials -- 0.6%
     64,000              American Woodmark Corp., 4.875%, 3/15/26 (144A)                                                $     63,200
    400,000              CRH America, Inc., 3.875%, 5/18/25 (144A)                                                           418,388
    270,000              Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                                 270,891

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Building Materials -- (continued)
    110,000              Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                                            $    115,783
    160,000              Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                     164,400
                                                                                                                        ------------
                         Total Building Materials                                                                       $  1,032,662
                                                                                                                        ------------
                         Chemicals -- 0.4%
     54,000              CF Industries, Inc., 4.95%, 6/1/43                                                             $     48,330
    240,000              CF Industries, Inc., 5.375%, 3/15/44                                                                225,072
    220,000              Chemours Co., 7.0%, 5/15/25                                                                         229,900
    149,000              Dow Chemical Co., 4.8%, 5/15/49 (144A)                                                              160,665
     98,000              NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                         101,430
                                                                                                                        ------------
                         Total Chemicals                                                                                $    765,397
                                                                                                                        ------------
                         Commercial Services -- 0.3%
    200,000              ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                     $    202,677
     80,000              Moody's Corp., 3.25%, 6/7/21                                                                         81,132
     50,000              President & Fellows of Harvard College, 2.3%, 10/1/23                                                50,481
    222,000              Verisk Analytics, Inc., 5.5%, 6/15/45                                                               260,442
                                                                                                                        ------------
                         Total Commercial Services                                                                      $    594,732
                                                                                                                        ------------
                         Diversified Financial Services -- 0.8%
    260,000(c)           AIG Global Funding, 2.8% (3 Month USD LIBOR + 48 bps), 7/2/20 (144A)                           $    260,854
    102,000              Ally Financial, Inc., 3.875%, 5/21/24                                                               104,422
    170,000              Capital One Financial Corp., 3.3%, 10/30/24                                                         174,378
    400,000              Capital One Financial Corp., 3.75%, 4/24/24                                                         419,760
    180,000              Capital One Financial Corp., 4.25%, 4/30/25                                                         192,892
    100,000              GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                                99,672
    225,000              TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                           232,147
                                                                                                                        ------------
                         Total Diversified Financial Services                                                           $  1,484,125
                                                                                                                        ------------
                         Electric -- 1.9%
    300,000              Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                                     $    336,497
    133,000(d)           Dominion Energy, Inc., 3.071%, 8/15/24                                                              134,073
     30,000              Edison International, 2.4%, 9/15/22                                                                  28,575
    200,000(a)(b)        Electricite de France SA, 5.25% (USD Swap Rate + 371 bps) (144A)                                    204,000
    225,000              Exelon Corp., 2.85%, 6/15/20                                                                        225,713
    135,000              Iberdrola International BV, 6.75%, 7/15/36                                                          178,024
    200,000              Indiana Michigan Power Co., 4.55%, 3/15/46                                                          224,879
     30,657              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                     31,184
    430,000              NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                                448,906
     83,000              NRG Energy, Inc., 5.75%, 1/15/28                                                                     89,017
      7,348              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                                        7,375
    430,000              PPL Capital Funding, Inc, 3.1%, 5/15/26                                                             426,822
     42,857              San Diego Gas & Electric Co., 1.914%, 2/1/22                                                         41,958
    335,000              Sempra Energy, 3.4%, 2/1/28                                                                         334,441
    117,857              Southern California Edison Co., 1.845%, 2/1/22                                                      115,788
    295,000              Southern California Edison Co., 4.875%, 3/1/49                                                      331,696
    335,000              Southwestern Electric Power Co., 3.9%, 4/1/45                                                       333,935
                                                                                                                        ------------
                         Total Electric                                                                                 $  3,492,883
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Electronics -- 0.7%
    300,000              Amphenol Corp., 3.125%, 9/15/21                                                                $    304,396
    102,000              Amphenol Corp., 3.2%, 4/1/24                                                                        104,528
    259,000              Amphenol Corp., 4.35%, 6/1/29                                                                       280,302
    250,000              Flex, Ltd., 4.75%, 6/15/25                                                                          259,178
    260,000              Flex, Ltd., 4.875%, 6/15/29                                                                         264,930
                                                                                                                        ------------
                         Total Electronics                                                                              $  1,213,334
                                                                                                                        ------------
                         Energy-Alternate Sources -- 0.0%+
     59,464              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                   $     66,684
                                                                                                                        ------------
                         Total Energy-Alternate Sources                                                                 $     66,684
                                                                                                                        ------------
                         Environmental Control -- 0.1%
    175,000              Republic Services, Inc., 2.9%, 7/1/26                                                          $    175,932
                                                                                                                        ------------
                         Total Environmental Control                                                                    $    175,932
                                                                                                                        ------------
                         Food -- 0.7%
    430,000              Conagra Brands, Inc., 4.3%, 5/1/24                                                             $    456,158
    200,000              Mondelez International Holdings Netherlands BV, 2.0%, 10/28/21 (144A)                               198,161
    100,000              Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                        98,571
    265,000              Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                        264,449
    120,000(c)           Tyson Foods, Inc., 2.972% (3 Month USD LIBOR + 45 bps), 8/21/20                                     119,972
    105,000(c)           Tyson Foods, Inc., 3.07% (3 Month USD LIBOR + 55 bps), 6/2/20                                       105,105
                                                                                                                        ------------
                         Total Food                                                                                     $  1,242,416
                                                                                                                        ------------
                         Forest Products & Paper -- 0.1%
    120,000              International Paper Co., 6.0%, 11/15/41                                                        $    140,661
                                                                                                                        ------------
                         Total Forest Products & Paper                                                                  $    140,661
                                                                                                                        ------------
                         Gas -- 0.2%
    110,000              Boston Gas Co., 3.15%, 8/1/27 (144A)                                                           $    111,761
    201,037              Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                              230,730
                                                                                                                        ------------
                         Total Gas                                                                                      $    342,491
                                                                                                                        ------------
                         Healthcare-Products -- 0.6%
    141,000              Abbott Laboratories, 3.75%, 11/30/26                                                           $    152,449
    124,000(c)           Becton Dickinson & Co., 3.194% (3 Month USD LIBOR + 88 bps), 12/29/20                               124,018
    350,000              Medtronic, Inc., 3.15%, 3/15/22                                                                     359,823
    380,000              Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                       389,669
                                                                                                                        ------------
                         Total Healthcare-Products                                                                      $  1,025,959
                                                                                                                        ------------
                         Healthcare-Services -- 0.3%
    239,000              Anthem, Inc., 3.35%, 12/1/24                                                                   $    247,249
    164,000              Anthem, Inc., 3.65%, 12/1/27                                                                        170,484
     41,000              Anthem, Inc., 4.101%, 3/1/28                                                                         43,861
    130,000              Humana, Inc., 3.95%, 3/15/27                                                                        135,538
                                                                                                                        ------------
                         Total Healthcare-Services                                                                      $    597,132
                                                                                                                        ------------
                         Home Builders -- 0.1%
    135,000              Meritage Homes Corp., 6.0%, 6/1/25                                                             $    145,125
                                                                                                                        ------------
                         Total Home Builders                                                                            $    145,125
                                                                                                                        ------------
                         Household Products & Wares -- 0.2%
    295,000              Church & Dwight Co., Inc., 2.45%, 8/1/22                                                       $    295,607
                                                                                                                        ------------
                         Total Household Products & Wares                                                               $    295,607
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Insurance -- 1.9%
     90,000              AXA SA, 8.6%, 12/15/30                                                                         $    128,025
     48,000              CNO Financial Group, Inc., 5.25%, 5/30/29                                                            51,960
    100,000(b)           Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)                 108,000
    340,000(b)           Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                    326,879
    175,000              Great-West Lifeco Finance 2018 LP, 4.581%, 5/17/48 (144A)                                           197,144
    545,000              Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                               787,650
    500,000              MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                                 509,610
    200,000              MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                                 204,364
    325,000              New York Life Global Funding, 2.875%, 4/10/24 (144A)                                                332,248
    245,000              New York Life Insurance Co., 4.45%, 5/15/69 (144A)                                                  270,239
    355,000              Protective Life Corp., 4.3%, 9/30/28 (144A)                                                         373,934
    145,000              Protective Life Corp., 7.375%, 10/15/19                                                             146,934
     26,000              Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                          36,852
     54,000              Torchmark Corp., 4.55%, 9/15/28                                                                      58,996
                                                                                                                        ------------
                         Total Insurance                                                                                $  3,532,835
                                                                                                                        ------------
                         Internet -- 0.6%
    260,000              Booking Holdings, Inc., 3.55%, 3/15/28                                                         $    270,993
     50,000              Booking Holdings, Inc., 3.6%, 6/1/26                                                                 52,723
    300,000              Booking Holdings, Inc., 3.65%, 3/15/25                                                              317,074
    175,000              Expedia Group, Inc., 4.5%, 8/15/24                                                                  186,179
    185,000              Expedia Group, Inc., 5.0%, 2/15/26                                                                  201,509
                                                                                                                        ------------
                         Total Internet                                                                                 $  1,028,478
                                                                                                                        ------------
                         Iron/Steel -- 0.1%
    175,000              Commercial Metals Co., 5.75%, 4/15/26                                                          $    174,694
                                                                                                                        ------------
                         Total Iron/Steel                                                                               $    174,694
                                                                                                                        ------------
                         Media -- 0.2%
    270,000              Comcast Corp., 4.15%, 10/15/28                                                                 $    297,581
    100,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                             107,000
                                                                                                                        ------------
                         Total Media                                                                                    $    404,581
                                                                                                                        ------------
                         Mining -- 0.4%
    200,000              Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                                               $    207,401
    200,000              Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                                   211,839
    200,000              Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                                  215,509
    125,000              Freeport-McMoRan, Inc., 5.45%, 3/15/43                                                              114,375
                                                                                                                        ------------
                         Total Mining                                                                                   $    749,124
                                                                                                                        ------------
                         Miscellaneous Manufacturers -- 0.2%
    120,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                $    122,850
    250,000              General Electric Co., 5.3%, 2/11/21                                                                 259,015
                                                                                                                        ------------
                         Total Miscellaneous Manufacturers                                                              $    381,865
                                                                                                                        ------------
                         Multi-National -- 0.2%
    370,000              Africa Finance Corp., 4.375%, 4/17/26 (144A)                                                   $    381,855
                                                                                                                        ------------
                         Total Multi-National                                                                           $    381,855
                                                                                                                        ------------
                         Oil & Gas -- 1.4%
     50,000              Apache Corp., 4.25%, 1/15/30                                                                   $     51,559
    435,000              Apache Corp., 4.375%, 10/15/28                                                                      454,582
    225,000              BP Capital Markets Plc, 3.062%, 3/17/22                                                             230,187

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Oil & Gas -- (continued)
    200,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                   $    212,250
    480,000              EQT Corp., 3.9%, 10/1/27                                                                            455,727
     42,000              Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                        42,600
    145,000              Newfield Exploration Co., 5.625%, 7/1/24                                                            160,326
    425,000              Noble Energy, Inc., 5.25%, 11/15/43                                                                 457,947
    200,000              Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                                 199,995
    312,000              Valero Energy Corp., 6.625%, 6/15/37                                                                395,278
                                                                                                                        ------------
                         Total Oil & Gas                                                                                $  2,660,451
                                                                                                                        ------------
                         Pharmaceuticals -- 1.7%
    455,000              AbbVie, Inc., 4.875%, 11/14/48                                                                 $    478,888
    200,000              Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                                     211,615
    480,000              Bristol-Myers Squibb Co., 2.9%, 7/26/24 (144A)                                                      491,242
    444,000              Cardinal Health, Inc., 3.079%, 6/15/24                                                              446,994
    215,000              Cigna Corp., 4.375%, 10/15/28 (144A)                                                                231,956
     28,854              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                       30,694
     82,968              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                       92,553
     47,628              CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                       54,130
    135,597              CVS Pass-Through Trust, 6.036%, 12/10/28                                                            151,834
    112,033              CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                      140,814
    200,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                       198,550
    110,000              Shire Acquisitions Investments Ireland, DAC, 3.2%, 9/23/26                                          110,923
    250,000              Takeda Pharmaceutical Co., Ltd., 4.0%, 11/26/21 (144A)                                              258,675
    213,000              Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26                                      165,075
                                                                                                                        ------------
                         Total Pharmaceuticals                                                                          $  3,063,943
                                                                                                                        ------------
                         Pipelines -- 3.7%
    340,000              Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/1/27                           $    359,146
    205,000              Cheniere Energy Partners LP, 5.25%, 10/1/25                                                         211,919
     45,000              DCP Midstream Operating LP, 3.875%, 3/15/23                                                          45,337
    170,000              DCP Midstream Operating LP, 5.375%, 7/15/25                                                         179,138
    100,000              DCP Midstream Operating LP, 5.6%, 4/1/44                                                             94,000
    136,000              Enable Midstream Partners LP, 4.4%, 3/15/27                                                         137,070
    479,000              Enable Midstream Partners LP, 4.95%, 5/15/28                                                        502,124
    360,000              Enbridge, Inc., 3.7%, 7/15/27                                                                       371,814
     43,000              Energy Transfer Operating LP, 5.5%, 6/1/27                                                           48,067
    175,000              Energy Transfer Operating LP, 6.0%, 6/15/48                                                         199,749
    125,000              Energy Transfer Operating LP, 6.5%, 2/1/42                                                          147,768
     20,000              EnLink Midstream LLC, 5.375%, 6/1/29                                                                 20,500
    280,000              EnLink Midstream Partners LP, 5.45%, 6/1/47                                                         239,400
     55,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                                                           50,462
    121,000              Enterprise Products Operating LLC, 2.8%, 2/15/21                                                    121,839
    513,000              Kinder Morgan, Inc., 5.05%, 2/15/46                                                                 559,018
    163,000              Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)                                            174,695
    110,000              MPLX LP, 4.875%, 12/1/24                                                                            119,662
    175,000              MPLX LP, 4.875%, 6/1/25                                                                             190,194
    205,000              MPLX LP, 5.5%, 2/15/49                                                                              232,833
    450,000              Phillips 66 Partners LP, 3.75%, 3/1/28                                                              458,818
    375,000              Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                         411,171

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Pipelines -- (continued)
    224,000              Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45                                        $    232,953
    422,000              Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                              448,208
     25,000              Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                               27,683
     91,000              Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                    91,227
    300,000              Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                 304,861
    586,000              Williams Cos., Inc., 5.75%, 6/24/44                                                                 683,911
     89,000              Williams Cos., Inc., 7.75%, 6/15/31                                                                 117,342
                                                                                                                        ------------
                         Total Pipelines                                                                                $  6,780,909
                                                                                                                        ------------
                         Real Estate -- 0.1%
    250,000(a)(b)        AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)                                       $    244,625
                                                                                                                        ------------
                         Total Real Estate                                                                              $    244,625
                                                                                                                        ------------
                         REITS -- 1.6%
     75,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                          $     75,031
     90,000              Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                                                92,615
     50,000              Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                                 52,445
     25,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                                26,227
    200,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                 210,847
    160,000              Duke Realty LP, 3.625%, 4/15/23                                                                     165,507
    260,000              Duke Realty LP, 3.75%, 12/1/24                                                                      272,071
    100,000              Essex Portfolio LP, 3.375%, 4/15/26                                                                 102,208
    360,000              Essex Portfolio LP, 3.5%, 4/1/25                                                                    371,842
    205,000              Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                               207,111
    200,000              Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                              206,133
     50,000              Highwoods Realty LP, 3.2%, 6/15/21                                                                   50,354
    290,000              Highwoods Realty LP, 3.625%, 1/15/23                                                                296,284
    105,000              Highwoods Realty LP, 4.125%, 3/15/28                                                                109,373
     50,000              SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                               50,090
    235,000              SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                             242,658
     75,000              UDR, Inc., 2.95%, 9/1/26                                                                             74,565
    201,000              UDR, Inc., 4.0%, 10/1/25                                                                            213,668
    180,000              UDR, Inc., 4.4%, 1/26/29                                                                            196,673
                                                                                                                        ------------
                         Total REITS                                                                                    $  3,015,702
                                                                                                                        ------------
                         Retail -- 0.2%
    250,000              Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                          $    255,057
    110,000              AutoZone, Inc., 2.5%, 4/15/21                                                                       110,254
                                                                                                                        ------------
                         Total Retail                                                                                   $    365,311
                                                                                                                        ------------
                         Semiconductors -- 0.1%
    149,000              Broadcom, Inc., 3.625%, 10/15/24 (144A)                                                        $    149,741
    116,000              Broadcom, Inc., 4.25%, 4/15/26 (144A)                                                               117,726
                                                                                                                        ------------
                         Total Semiconductors                                                                           $    267,467
                                                                                                                        ------------
                         Software -- 0.4%
    194,000              Fiserv, Inc., 3.8%, 10/1/23                                                                    $    204,066
    375,000              Oracle Corp., 2.5%, 5/15/22                                                                         379,016
    190,000              salesforce.com, Inc., 3.7%, 4/11/28                                                                 204,846
                                                                                                                        ------------
                         Total Software                                                                                 $    787,928
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Telecommunications -- 0.2%
    182,000              CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                               $    158,340
    174,000              Level 3 Financing, Inc., 5.375%, 1/15/24                                                            177,915
                                                                                                                        ------------
                         Total Telecommunications                                                                       $    336,255
                                                                                                                        ------------
                         Transportation -- 0.3%
    575,000              Union Pacific Corp., 3.375%, 2/1/35                                                            $    572,283
                                                                                                                        ------------
                         Total Transportation                                                                           $    572,283
                                                                                                                        ------------
                         Trucking & Leasing -- 0.3%
    221,000              Penske Truck Leasing Co. LP/PTL Finance Corp., 2.7%, 3/14/23 (144A)                            $    220,909
    170,000              Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 (144A)                                173,304
    156,000              Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%, 4/1/27 (144A)                                  162,156
                                                                                                                        ------------
                         Total Trucking & Leasing                                                                       $    556,369
                                                                                                                        ------------
                         Water -- 0.1%
    110,000              Aqua America, Inc., 3.566%, 5/1/29                                                             $    114,311
                                                                                                                        ------------
                         Total Water                                                                                    $    114,311
                                                                                                                        ------------
                         TOTAL CORPORATE BONDS
                         (Cost $52,371,794)                                                                             $ 54,467,049
                                                                                                                        ------------
                         FOREIGN GOVERNMENT BOND -- 0.3% of Net Assets
                         Mexico -- 0.3%
    475,000              Mexico Government International Bond, 4.6%, 2/10/48                                            $    489,255
                                                                                                                        ------------
                         Total Mexico                                                                                   $    489,255
                                                                                                                        ------------
                         TOTAL FOREIGN GOVERNMENT BOND
                         (Cost $437,365)                                                                                $    489,255
                                                                                                                        ------------
       Face
     Amount
     USD ($)
                         INSURANCE-LINKED SECURITIES -- 0.0%+ of Net Assets(f)
                         Reinsurance Sidecars -- 0.0%+
                         Multiperil -- Worldwide -- 0.0%+
     50,000+(g)(h)       Lorenz Re 2017, 3/31/20                                                                        $        855
     50,000+(g)(h)       Lorenz Re 2018, 7/1/21                                                                               36,990
                                                                                                                        ------------
                         Total Reinsurance Sidecars                                                                     $     37,845
                                                                                                                        ------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $51,457)                                                                                 $     37,845
                                                                                                                        ------------
  Principal
     Amount
     USD ($)
                         MUNICIPAL BONDS -- 0.2% of Net Assets(i)
                         Municipal General -- 0.0%+
     50,000              Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32     $     54,423
                                                                                                                        ------------
                         Total Municipal General                                                                        $     54,423
                                                                                                                        ------------
                         Municipal Higher Education -- 0.2%
     10,000              Amherst College, 3.794%, 11/1/42                                                               $     10,400
    210,000              Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40               293,110
                                                                                                                        ------------
                         Total Municipal Higher Education                                                               $    303,510
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                      Municipal Transportation -- 0.0%+
     10,000           Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                      $     11,985
                                                                                                                        ------------
                      Total Municipal Transportation                                                                    $     11,985
                                                                                                                        ------------
                      TOTAL MUNICIPAL BONDS
                      (Cost $364,264)                                                                                   $    369,918
                                                                                                                        ------------
                      SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 3.0% of
                      Net Assets*(c)
                      Automobile -- 0.1%
     92,388           American Axle & Manufacturing, Inc., Tranche B Term Loan, 4.721% (LIBOR + 225 bps), 4/6/24        $     90,575
     40,969           CWGS Group LLC (aka Camping World, Inc.), Term Loan, 5.19% (LIBOR + 275 bps), 11/8/23                   37,897
     68,333           Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.4% (LIBOR + 200 bps), 3/3/25                       67,479
     70,087           Tower Automotive Holdings USA LLC, Initial Term Loan, 5.188% (LIBOR + 275 bps), 3/7/24                  68,642
                                                                                                                        ------------
                      Total Automobile                                                                                  $    264,593
                                                                                                                        ------------
                      Automotive -- 0.0%+
     75,096           TI Group Automotive Systems LLC, Initial US Term Loan, 4.902% (LIBOR + 250 bps), 6/30/22          $     74,556
                                                                                                                        ------------
                      Total Automotive                                                                                  $     74,556
                                                                                                                        ------------
                      Beverage, Food & Tobacco -- 0.1%
    177,271           JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 4.902% (LIBOR + 250 bps), 5/1/26                 $    177,185
                                                                                                                        ------------
                      Total Beverage, Food & Tobacco                                                                    $    177,185
                                                                                                                        ------------
                      Broadcasting & Entertainment -- 0.1%
    118,481           Sinclair Television Group, Inc., Tranche B Term Loan, 4.66% (LIBOR + 225 bps), 1/3/24             $    117,296
                                                                                                                        ------------
                      Total Broadcasting & Entertainment                                                                $    117,296
                                                                                                                        ------------
                      Chemicals -- 0.0%+
     89,194           Tronox Finance LLC, First Lien Initial Dollar Term Loan, 5.374% (LIBOR + 300 bps), 9/23/24        $     88,395
                                                                                                                        ------------
                      Total Chemicals                                                                                   $     88,395
                                                                                                                        ------------
                      Chemicals, Plastics & Rubber -- 0.2%
    197,500           Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.),
                      Term B-3 Dollar Loan, 4.08% (LIBOR + 175 bps), 6/1/24                                             $    195,525
     96,094           Infiltrator Water Technologies LLC, First Lien Term B-2 Loan, 5.33% (LIBOR + 300 bps), 5/27/22          95,734
                                                                                                                        ------------
                      Total Chemicals, Plastics & Rubber                                                                $    291,259
                                                                                                                        ------------
                      Computers & Electronics -- 0.1%
     51,646           Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan,
                      6.58% (LIBOR + 425 bps), 6/26/25                                                                  $     50,355
    143,723           Microchip Technology, Inc., Initial Term Loan, 4.41% (LIBOR + 200 bps), 5/29/25                        143,255
                                                                                                                        ------------
                      Total Computers & Electronics                                                                     $    193,610
                                                                                                                        ------------
                      Diversified & Conglomerate Service -- 0.4%
     96,994           Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
                      Term B Loan, 4.158% (PRIME + 75 bps/LIBOR + 175 bps), 11/7/23                                     $     97,145
     95,750           Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing Date Term Loan, 5.152%
                      (LIBOR + 275 bps), 3/1/24                                                                               95,132
    118,489           Constellis Holdings LLC, First Lien Term B Loan, 7.583% (LIBOR + 500 bps), 4/21/24                      90,644
    123,442           NVA Holdings, Inc., First Lien Term B-3 Loan, 5.152% (LIBOR + 275 bps), 2/2/25                         123,391
     97,750           Team Health Holdings, Inc., Initial Term Loan, 5.152% (LIBOR + 275 bps), 2/6/24                         86,142
    185,625           West Corp., Incremental Term B-1 Loan, 6.022% (LIBOR + 350 bps), 10/10/24                              171,355
                                                                                                                        ------------
                      Total Diversified & Conglomerate Service                                                          $    663,809
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                      Electric & Electrical -- 0.1%
     69,646           Dell International LLC (EMC Corp.), Refinancing Term B Loan, 4.41% (LIBOR + 200 bps), 9/7/23      $     69,362
     41,253           Rackspace Hosting, Inc., First Lien Term B Loan, 5.576% (LIBOR + 300 bps), 11/3/23                      38,128
                                                                                                                        ------------
                      Total Electric & Electrical                                                                       $    107,490
                                                                                                                        ------------
                      Electronics -- 0.3%
     62,984           Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 4.91% (LIBOR + 250 bps), 7/2/21              $     61,842
    174,364           Scientific Games International, Inc., Initial Term B-5 Loan, 5.216% (LIBOR +
                      275 bps), 8/14/24                                                                                      171,967
     69,494           Verint Systems, Inc., Refinancing Term Loan, 4.44% (LIBOR + 200 bps), 6/28/24                           69,579
    174,118           Western Digital Corp., US Term B-4 Loan, 4.152% (LIBOR + 175 bps), 4/29/23                             170,679
                                                                                                                        ------------
                      Total Electronics                                                                                 $    474,067
                                                                                                                        ------------
                      Environmental Services -- 0.1%
    247,569           GFL Environmental, Inc., Effective Date Incremental Term Loan, 5.402% (LIBOR +
                      300 bps), 5/30/25                                                                                 $    243,793
                                                                                                                        ------------
                      Total Environmental Services                                                                      $    243,793
                                                                                                                        ------------
                      Financial Services -- 0.1%
    140,364           RPI Finance Trust, Initial Term Loan B-6, 4.402% (LIBOR + 200 bps), 3/27/23                       $    140,665
                                                                                                                        ------------
                      Total Financial Services                                                                          $    140,665
                                                                                                                        ------------
                      Healthcare & Pharmaceuticals -- 0.3%
    122,813           Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan, 5.902%
                      (LIBOR + 350 bps), 9/26/24                                                                        $    116,249
    172,796           Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan, 6.688% (LIBOR + 425 bps), 4/29/24           162,536
     72,534           Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 6.188%
                      (LIBOR + 375 bps), 7/2/25                                                                               72,668
     57,388           HCA, Inc., Tranche B-11 Term Loan, 4.08% (LIBOR + 175 bps), 3/17/23                                     57,471
     97,269           Prospect Medical Holdings, Inc., Term B-1 Loan, 7.938% (LIBOR + 550 bps), 2/22/24                       92,041
                                                                                                                        ------------
                      Total Healthcare & Pharmaceuticals                                                                $    500,965
                                                                                                                        ------------
                      Healthcare, Education & Childcare -- 0.1%
    218,485           KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 6.08% (LIBOR +
                      375 bps), 2/21/25                                                                                 $    218,102
                                                                                                                        ------------
                      Total Healthcare, Education & Childcare                                                           $    218,102
                                                                                                                        ------------
                      Hotel, Gaming & Leisure -- 0.1%
    181,780           1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
                      Term B-3 Loan, 4.652% (LIBOR + 225 bps), 2/16/24                                                  $    180,786
                                                                                                                        ------------
                      Total Hotel, Gaming & Leisure                                                                     $    180,786
                                                                                                                        ------------
                      Insurance -- 0.1%
    133,430           Asurion LLC (fka Asurion Corp.), New Term B7 Loan, 5.402% (LIBOR + 300 bps), 11/3/24              $    133,305
     90,962           Confie Seguros Holding II Co., Term B Loan, 7.08% (LIBOR + 475 bps), 4/19/22                            89,853
                                                                                                                        ------------
                      Total Insurance                                                                                   $    223,158
                                                                                                                        ------------
                      Leasing -- 0.2%
     94,158           Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.133% (LIBOR + 175 bps), 1/15/25                  $     94,168
    187,625           IBC Capital I, Ltd. (aka Goodpack, Ltd.), First LienTranche B-1 Term Loan, 6.152%
                      (LIBOR + 375 bps), 9/11/23                                                                             187,469
       4,261          Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 4.99% (LIBOR +
                      250 bps), 5/17/21                                                                                        4,267
                                                                                                                        ------------
                      Total Leasing                                                                                     $    285,904
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         Personal, Food & Miscellaneous Services -- 0.0%+
    126,669              Revlon Consumer Products Corp., Initial Term B Loan, 6.022% (LIBOR + 350 bps), 9/7/23          $    106,376
                                                                                                                        ------------
                         Total Personal, Food & Miscellaneous Services                                                  $    106,376
                                                                                                                        ------------
                         Printing & Publishing -- 0.1%
    147,000              Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 4.412% (LIBOR + 200 bps), 10/4/23        $    145,766
                                                                                                                        ------------
                         Total Printing & Publishing                                                                    $    145,766
                                                                                                                        ------------
                         Telecommunications -- 0.4%
    124,369              CenturyLink, Inc., Initial Term B Loan, 5.152% (LIBOR + 275 bps), 1/31/25                      $    121,609
     74,119              Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche B-1 Term Loan, 4.402%
                         (LIBOR + 200 bps), 2/15/24                                                                           74,205
    100,000              Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.652% (LIBOR + 225 bps), 2/22/24                 99,302
    247,500              SBA Senior Finance II LLC, Initial Term Loan, 4.41% (LIBOR + 200 bps), 4/11/25                      244,619
    221,172              Sprint Communications, Inc., Initial Term Loan, 4.938% (LIBOR + 250 bps), 2/2/24                    218,223
                                                                                                                        ------------
                         Total Telecommunications                                                                       $    757,958
                                                                                                                        ------------
                         Utilities -- 0.1%
     27,645              Eastern Power LLC (Eastern Convert Mindo LLC) (aka TPF II LC LLC), Term Loan, 6.152%
                         (LIBOR + 375 bps), 10/2/23                                                                     $     27,657
    223,093              Vistra Operations Co. LLC (fka Tex Operations Co. LLC), Initial Term Loan, 4.402%
                         (LIBOR + 200 bps), 8/4/23                                                                           223,080
                                                                                                                        ------------
                         Total Utilities                                                                                $    250,737
                                                                                                                        ------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $5,628,463)                                                                              $  5,506,470
                                                                                                                        ------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 31.3% of Net Assets
     21,847              Fannie Mae, 2.5%, 7/1/30                                                                       $     22,012
     23,119              Fannie Mae, 2.5%, 7/1/30                                                                             23,305
     40,718              Fannie Mae, 2.5%, 7/1/30                                                                             41,044
     15,407              Fannie Mae, 2.5%, 2/1/43                                                                             15,360
     66,017              Fannie Mae, 2.5%, 2/1/43                                                                             65,816
     14,077              Fannie Mae, 2.5%, 3/1/43                                                                             14,034
     14,404              Fannie Mae, 2.5%, 8/1/43                                                                             14,361
     13,691              Fannie Mae, 2.5%, 4/1/45                                                                             13,594
     16,650              Fannie Mae, 2.5%, 4/1/45                                                                             16,533
     18,992              Fannie Mae, 2.5%, 4/1/45                                                                             18,858
     34,415              Fannie Mae, 2.5%, 4/1/45                                                                             34,172
     37,533              Fannie Mae, 2.5%, 4/1/45                                                                             37,268
     52,032              Fannie Mae, 2.5%, 4/1/45                                                                             51,665
     63,710              Fannie Mae, 2.5%, 4/1/45                                                                             63,259
     64,955              Fannie Mae, 2.5%, 8/1/45                                                                             64,496
     20,228              Fannie Mae, 3.0%, 3/1/29                                                                             20,677
     71,687              Fannie Mae, 3.0%, 10/1/30                                                                            73,324
     38,180              Fannie Mae, 3.0%, 8/1/42                                                                             38,980
    326,499              Fannie Mae, 3.0%, 8/1/42                                                                            332,124
     80,619              Fannie Mae, 3.0%, 9/1/42                                                                             82,207
    158,883              Fannie Mae, 3.0%, 11/1/42                                                                           162,013
     22,996              Fannie Mae, 3.0%, 12/1/42                                                                            23,464
     71,978              Fannie Mae, 3.0%, 12/1/42                                                                            73,218
     56,059              Fannie Mae, 3.0%, 2/1/43                                                                             57,198
     64,477              Fannie Mae, 3.0%, 2/1/43                                                                             65,787

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     66,645              Fannie Mae, 3.0%, 3/1/43                                                                       $     68,000
     80,927              Fannie Mae, 3.0%, 4/1/43                                                                             82,322
     13,640              Fannie Mae, 3.0%, 5/1/43                                                                             13,917
     17,283              Fannie Mae, 3.0%, 5/1/43                                                                             17,581
     64,149              Fannie Mae, 3.0%, 5/1/43                                                                             65,492
    228,329              Fannie Mae, 3.0%, 5/1/43                                                                            232,263
     37,034              Fannie Mae, 3.0%, 8/1/43                                                                             37,672
     31,755              Fannie Mae, 3.0%, 9/1/43                                                                             32,302
     28,937              Fannie Mae, 3.0%, 3/1/45                                                                             29,507
     35,668              Fannie Mae, 3.0%, 4/1/45                                                                             36,370
    170,182              Fannie Mae, 3.0%, 6/1/45                                                                            173,743
     17,102              Fannie Mae, 3.0%, 5/1/46                                                                             17,450
     84,934              Fannie Mae, 3.0%, 5/1/46                                                                             86,817
    127,683              Fannie Mae, 3.0%, 9/1/46                                                                            129,363
    235,224              Fannie Mae, 3.0%, 10/1/46                                                                           238,295
    233,025              Fannie Mae, 3.0%, 11/1/46                                                                           236,055
    243,008              Fannie Mae, 3.0%, 1/1/47                                                                            248,397
     85,242              Fannie Mae, 3.0%, 3/1/47                                                                             86,346
     25,004              Fannie Mae, 3.5%, 11/1/40                                                                            25,782
     10,236              Fannie Mae, 3.5%, 10/1/41                                                                            10,643
    126,353              Fannie Mae, 3.5%, 6/1/42                                                                            131,183
     70,428              Fannie Mae, 3.5%, 7/1/42                                                                             73,116
     49,106              Fannie Mae, 3.5%, 8/1/42                                                                             50,984
     69,902              Fannie Mae, 3.5%, 8/1/42                                                                             72,574
    196,467              Fannie Mae, 3.5%, 5/1/44                                                                            203,964
     66,498              Fannie Mae, 3.5%, 12/1/44                                                                            68,998
    175,063              Fannie Mae, 3.5%, 2/1/45                                                                            182,502
    272,539              Fannie Mae, 3.5%, 2/1/45                                                                            284,539
    358,493              Fannie Mae, 3.5%, 2/1/45                                                                            369,949
    192,062              Fannie Mae, 3.5%, 6/1/45                                                                            198,595
     44,037              Fannie Mae, 3.5%, 8/1/45                                                                             45,384
     60,970              Fannie Mae, 3.5%, 8/1/45                                                                             62,884
    201,936              Fannie Mae, 3.5%, 8/1/45                                                                            211,451
     51,446              Fannie Mae, 3.5%, 9/1/45                                                                             53,711
    126,918              Fannie Mae, 3.5%, 9/1/45                                                                            130,902
    181,084              Fannie Mae, 3.5%, 9/1/45                                                                            186,211
     35,160              Fannie Mae, 3.5%, 10/1/45                                                                            36,356
    280,818              Fannie Mae, 3.5%, 11/1/45                                                                           294,051
     61,989              Fannie Mae, 3.5%, 12/1/45                                                                            63,878
    158,776              Fannie Mae, 3.5%, 12/1/45                                                                           163,760
    170,272              Fannie Mae, 3.5%, 12/1/45                                                                           175,460
    133,840              Fannie Mae, 3.5%, 1/1/46                                                                            138,020
    179,894              Fannie Mae, 3.5%, 1/1/46                                                                            185,541
     15,472              Fannie Mae, 3.5%, 2/1/46                                                                             15,957
    122,799              Fannie Mae, 3.5%, 2/1/46                                                                            126,634
     52,645              Fannie Mae, 3.5%, 3/1/46                                                                             54,289
    106,801              Fannie Mae, 3.5%, 4/1/46                                                                            110,121
     56,704              Fannie Mae, 3.5%, 5/1/46                                                                             59,021

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    157,917              Fannie Mae, 3.5%, 7/1/46                                                                       $    162,574
    229,409              Fannie Mae, 3.5%, 9/1/46                                                                            236,292
     17,859              Fannie Mae, 3.5%, 10/1/46                                                                            18,458
     30,644              Fannie Mae, 3.5%, 10/1/46                                                                            31,549
    144,272              Fannie Mae, 3.5%, 12/1/46                                                                           148,533
     72,335              Fannie Mae, 3.5%, 1/1/47                                                                             74,471
    162,623              Fannie Mae, 3.5%, 1/1/47                                                                            167,424
    194,365              Fannie Mae, 3.5%, 1/1/47                                                                            202,246
    330,880              Fannie Mae, 3.5%, 1/1/47                                                                            341,972
    316,586              Fannie Mae, 3.5%, 2/1/47                                                                            325,931
    235,079              Fannie Mae, 3.5%, 5/1/47                                                                            242,019
    257,659              Fannie Mae, 3.5%, 5/1/47                                                                            265,263
    605,309              Fannie Mae, 3.5%, 5/1/47                                                                            622,375
     85,875              Fannie Mae, 3.5%, 7/1/47                                                                             88,410
    285,014              Fannie Mae, 3.5%, 7/1/47                                                                            293,094
    383,523              Fannie Mae, 3.5%, 7/1/47                                                                            394,844
     47,116              Fannie Mae, 3.5%, 8/1/47                                                                             48,507
    624,399              Fannie Mae, 3.5%, 8/1/47                                                                            642,832
    106,453              Fannie Mae, 3.5%, 11/1/47                                                                           109,595
    248,701              Fannie Mae, 3.5%, 12/1/47                                                                           256,043
    417,295              Fannie Mae, 3.5%, 12/1/47                                                                           429,432
    495,978              Fannie Mae, 3.5%, 12/1/47                                                                           510,499
    129,599              Fannie Mae, 3.5%, 1/1/48                                                                            133,136
     94,873              Fannie Mae, 3.5%, 2/1/48                                                                             97,545
    194,640              Fannie Mae, 4.0%, 10/1/40                                                                           206,781
     25,162              Fannie Mae, 4.0%, 12/1/40                                                                            26,716
      5,774              Fannie Mae, 4.0%, 11/1/41                                                                             6,089
      9,175              Fannie Mae, 4.0%, 12/1/41                                                                             9,677
      4,476              Fannie Mae, 4.0%, 1/1/42                                                                              4,720
     57,289              Fannie Mae, 4.0%, 1/1/42                                                                             60,420
    193,470              Fannie Mae, 4.0%, 1/1/42                                                                            204,037
     56,733              Fannie Mae, 4.0%, 2/1/42                                                                             59,904
     59,203              Fannie Mae, 4.0%, 4/1/42                                                                             62,439
    144,834              Fannie Mae, 4.0%, 5/1/42                                                                            152,712
    146,753              Fannie Mae, 4.0%, 7/1/42                                                                            154,686
    420,912              Fannie Mae, 4.0%, 8/1/42                                                                            443,917
    126,077              Fannie Mae, 4.0%, 8/1/43                                                                            132,587
    196,785              Fannie Mae, 4.0%, 8/1/43                                                                            207,083
    124,365              Fannie Mae, 4.0%, 9/1/43                                                                            130,900
    131,222              Fannie Mae, 4.0%, 9/1/43                                                                            138,131
     99,719              Fannie Mae, 4.0%, 11/1/43                                                                           105,654
    220,650              Fannie Mae, 4.0%, 12/1/43                                                                           231,673
       7,511             Fannie Mae, 4.0%, 7/1/44                                                                              7,865
     28,463              Fannie Mae, 4.0%, 7/1/44                                                                             29,806
     72,660              Fannie Mae, 4.0%, 8/1/44                                                                             76,121
    126,996              Fannie Mae, 4.0%, 8/1/44                                                                            133,045
     45,581              Fannie Mae, 4.0%, 10/1/44                                                                            47,724
    116,047              Fannie Mae, 4.0%, 3/1/45                                                                            121,378

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     36,254              Fannie Mae, 4.0%, 10/1/45                                                                      $     37,920
     99,768              Fannie Mae, 4.0%, 10/1/45                                                                           104,352
    181,228              Fannie Mae, 4.0%, 10/1/45                                                                           189,778
     40,058              Fannie Mae, 4.0%, 11/1/45                                                                            41,899
     77,355              Fannie Mae, 4.0%, 11/1/45                                                                            80,909
    165,604              Fannie Mae, 4.0%, 12/1/45                                                                           173,212
     54,693              Fannie Mae, 4.0%, 1/1/46                                                                             57,205
    139,887              Fannie Mae, 4.0%, 2/1/46                                                                            146,595
     32,754              Fannie Mae, 4.0%, 4/1/46                                                                             34,299
    128,962              Fannie Mae, 4.0%, 6/1/46                                                                            134,886
    135,737              Fannie Mae, 4.0%, 7/1/46                                                                            141,972
    228,595              Fannie Mae, 4.0%, 7/1/46                                                                            239,094
    127,734              Fannie Mae, 4.0%, 8/1/46                                                                            133,602
     48,898              Fannie Mae, 4.0%, 11/1/46                                                                            51,168
     51,113              Fannie Mae, 4.0%, 11/1/46                                                                            53,523
    569,300              Fannie Mae, 4.0%, 1/1/47                                                                            595,003
     96,283              Fannie Mae, 4.0%, 4/1/47                                                                            100,541
    101,162              Fannie Mae, 4.0%, 4/1/47                                                                            105,957
    156,870              Fannie Mae, 4.0%, 4/1/47                                                                            164,306
     22,033              Fannie Mae, 4.0%, 6/1/47                                                                             23,078
     60,603              Fannie Mae, 4.0%, 6/1/47                                                                             63,476
     98,004              Fannie Mae, 4.0%, 6/1/47                                                                            102,290
    147,234              Fannie Mae, 4.0%, 6/1/47                                                                            153,564
    280,747              Fannie Mae, 4.0%, 6/1/47                                                                            292,588
     89,983              Fannie Mae, 4.0%, 7/1/47                                                                             94,249
     92,187              Fannie Mae, 4.0%, 7/1/47                                                                             96,037
     93,448              Fannie Mae, 4.0%, 8/1/47                                                                             97,427
    169,204              Fannie Mae, 4.0%, 8/1/47                                                                            176,271
    219,279              Fannie Mae, 4.0%, 12/1/47                                                                           228,146
    286,595              Fannie Mae, 4.0%, 4/1/48                                                                            297,885
    218,256              Fannie Mae, 4.0%, 8/1/48                                                                            226,799
    252,139              Fannie Mae, 4.0%, 8/1/48                                                                            261,880
    942,000              Fannie Mae, 4.0%, 7/1/49 (TBA)                                                                      973,590
    212,765              Fannie Mae, 4.5%, 8/1/40                                                                            228,512
     35,578              Fannie Mae, 4.5%, 11/1/40                                                                            38,103
      4,226              Fannie Mae, 4.5%, 4/1/41                                                                              4,539
     99,610              Fannie Mae, 4.5%, 5/1/41                                                                            107,524
    243,779              Fannie Mae, 4.5%, 5/1/41                                                                            261,832
    286,752              Fannie Mae, 4.5%, 5/1/41                                                                            307,988
     17,538              Fannie Mae, 4.5%, 12/1/41                                                                            18,329
     60,333              Fannie Mae, 4.5%, 11/1/43                                                                            64,298
     77,414              Fannie Mae, 4.5%, 2/1/44                                                                             82,324
     92,145              Fannie Mae, 4.5%, 2/1/44                                                                             98,056
    620,717              Fannie Mae, 4.5%, 6/1/44                                                                            666,624
    199,536              Fannie Mae, 4.5%, 8/1/44                                                                            212,263
    153,059              Fannie Mae, 4.5%, 5/1/46                                                                            161,994
    107,217              Fannie Mae, 4.5%, 2/1/47                                                                            113,017
     76,000              Fannie Mae, 4.5%, 7/1/49 (TBA)                                                                       79,416

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
         14              Fannie Mae, 5.0%, 7/1/19                                                                       $         14
      7,109              Fannie Mae, 5.0%, 10/1/20                                                                             7,273
     76,982              Fannie Mae, 5.0%, 5/1/31                                                                             81,378
      6,344              Fannie Mae, 5.0%, 6/1/40                                                                              6,893
      3,605              Fannie Mae, 5.0%, 7/1/40                                                                              3,918
      7,090              Fannie Mae, 5.5%, 9/1/33                                                                              7,826
      6,225              Fannie Mae, 5.5%, 12/1/34                                                                             6,887
     23,155              Fannie Mae, 5.5%, 10/1/35                                                                            25,557
      4,619              Fannie Mae, 6.0%, 9/1/29                                                                              5,142
      1,563              Fannie Mae, 6.0%, 10/1/32                                                                             1,739
      2,650              Fannie Mae, 6.0%, 11/1/32                                                                             2,901
     13,712              Fannie Mae, 6.0%, 11/1/32                                                                            15,012
      8,376              Fannie Mae, 6.0%, 4/1/33                                                                              9,310
      6,148              Fannie Mae, 6.0%, 5/1/33                                                                              6,764
      9,600              Fannie Mae, 6.0%, 6/1/33                                                                             10,509
     15,015              Fannie Mae, 6.0%, 7/1/34                                                                             16,712
      3,483              Fannie Mae, 6.0%, 9/1/34                                                                              3,940
      1,777              Fannie Mae, 6.0%, 7/1/38                                                                              1,970
        520              Fannie Mae, 6.5%, 7/1/21                                                                                577
        920              Fannie Mae, 6.5%, 4/1/29                                                                              1,020
      2,148              Fannie Mae, 6.5%, 1/1/32                                                                              2,382
      1,462              Fannie Mae, 6.5%, 2/1/32                                                                              1,667
      2,376              Fannie Mae, 6.5%, 3/1/32                                                                              2,636
      2,907              Fannie Mae, 6.5%, 4/1/32                                                                              3,225
      1,223              Fannie Mae, 6.5%, 8/1/32                                                                              1,357
      2,700              Fannie Mae, 6.5%, 8/1/32                                                                              3,116
     20,038              Fannie Mae, 6.5%, 7/1/34                                                                             22,451
         10              Fannie Mae, 7.0%, 8/1/19                                                                                 10
        730              Fannie Mae, 7.0%, 11/1/29                                                                               731
      1,285              Fannie Mae, 7.0%, 9/1/30                                                                              1,288
        388              Fannie Mae, 7.0%, 7/1/31                                                                                394
      1,907              Fannie Mae, 7.0%, 1/1/32                                                                              2,252
        759              Fannie Mae, 7.5%, 2/1/31                                                                                893
      3,721              Fannie Mae, 8.0%, 10/1/30                                                                             4,469
     28,924              Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                                      29,228
     49,987              Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                      51,125
     21,373              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                       21,831
     25,500              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                       26,018
    158,496              Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                     161,712
     35,661              Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                                       36,429
     56,432              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                       57,649
     83,274              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                       85,069
     53,992              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                       55,089
    154,914              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                      158,236
     52,844              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                       53,918
     34,507              Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                       35,101
     31,284              Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                       31,752
    116,556              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                      118,925

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    107,030              Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                 $    108,494
     39,499              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                      40,302
     62,616              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                      63,400
    185,730              Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                      188,180
     27,018              Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                       27,321
     24,031              Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                       24,276
     33,943              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                                      35,358
     59,287              Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                                       61,473
     22,213              Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                      22,909
     53,242              Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                                       55,311
     35,688              Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                      37,075
     46,199              Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                      47,995
     17,529              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                       18,179
     55,829              Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                      57,838
    153,339              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                     158,596
    220,176              Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                      229,418
    172,563              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                     178,091
    188,096              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                     195,992
    370,464              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                     383,304
     96,861              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                       99,794
    159,854              Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                      164,661
    194,689              Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                      203,063
    282,716              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                      294,529
    353,912              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                      367,631
    114,555              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                     118,030
    340,013              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                     354,028
     70,811              Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                       72,947
     19,539              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                       20,224
     72,116              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                       74,291
    130,745              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                      134,688
    311,499              Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                      320,895
    296,754              Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                      305,705
    362,093              Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                     372,857
    120,366              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                     123,944
    160,301              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                     165,137
    107,582              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                      110,634
    222,007              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                      228,499
    179,434              Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                     191,702
    164,557              Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                     173,648
     33,186              Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                                      34,925
     77,660              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                       81,407
    114,271              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                      119,772
     34,817              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                       36,487
     23,863              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                      24,976
     57,880              Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                       60,577
     26,880              Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                                      28,133
    110,684              Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                     115,841
     52,281              Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                       54,718

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    212,933              Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                                 $    223,118
     18,363              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                       19,168
     97,458              Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                      102,000
    151,972              Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                      159,054
    130,799              Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                      136,891
     39,413              Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                       41,231
     70,439              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       73,824
    109,699              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      114,972
    206,705              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      216,068
    232,726              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      243,911
    534,167              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      558,144
    384,018              Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                      401,235
     36,837              Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                       38,430
    101,131              Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                      105,505
    233,469              Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                     243,125
    712,945              Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                     742,904
    258,617              Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                                      268,648
    188,571              Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                      198,736
      1,438              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                       1,474
      4,050              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                        4,399
      4,479              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                       4,866
      8,692              Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                                        9,433
     19,042              Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                                      20,700
     10,820              Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                       12,003
     14,139              Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                       15,715
      1,106              Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                                       1,214
      4,698              Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                                       5,175
      4,801              Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                                       5,447
      8,863              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                       10,053
      3,029              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                        3,338
      1,182              Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                       1,307
      2,630              Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                        2,956
      1,214              Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                        1,386
      4,233              Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                                       4,698
      1,721              Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                        1,957
      1,987              Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                        2,206
      9,883              Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                                       11,500
      3,877              Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                        4,476
        292              Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                          294
      1,568              Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                        1,618
        480              Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                          482
      1,314              Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                        1,530
        808              Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                          814
      2,164              Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                        2,497
     28,910              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                      29,782
      1,351              Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                        1,534
    395,000              Government National Mortgage Association, 4.0%, 7/1/49 (TBA)                                        409,473
    232,117              Government National Mortgage Association I, 3.5%, 11/15/41                                          240,996

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     89,821              Government National Mortgage Association I, 3.5%, 8/15/42                                      $     93,257
     41,910              Government National Mortgage Association I, 3.5%, 10/15/42                                           43,596
    154,461              Government National Mortgage Association I, 3.5%, 1/15/45                                           159,673
     82,520              Government National Mortgage Association I, 3.5%, 8/15/46                                            85,304
     74,382              Government National Mortgage Association I, 4.0%, 1/15/25                                            78,742
     66,165              Government National Mortgage Association I, 4.0%, 8/15/43                                            71,089
    244,593              Government National Mortgage Association I, 4.0%, 3/15/44                                           256,143
     39,067              Government National Mortgage Association I, 4.0%, 9/15/44                                            41,504
     96,302              Government National Mortgage Association I, 4.0%, 4/15/45                                           102,288
    127,875              Government National Mortgage Association I, 4.0%, 6/15/45                                           135,817
     15,588              Government National Mortgage Association I, 4.0%, 7/15/45                                            16,557
     15,950              Government National Mortgage Association I, 4.0%, 8/15/45                                            16,943
     70,058              Government National Mortgage Association I, 4.5%, 5/15/39                                            75,503
      7,344              Government National Mortgage Association I, 4.5%, 8/15/41                                             7,912
         22              Government National Mortgage Association I, 5.0%, 7/15/19                                                22
      5,459              Government National Mortgage Association I, 5.0%, 9/15/33                                             5,713
      9,683              Government National Mortgage Association I, 5.5%, 3/15/33                                            10,493
     11,269              Government National Mortgage Association I, 5.5%, 7/15/33                                            12,708
     27,640              Government National Mortgage Association I, 5.5%, 8/15/33                                            31,156
     10,955              Government National Mortgage Association I, 5.5%, 10/15/34                                           11,975
      9,741              Government National Mortgage Association I, 6.0%, 4/15/28                                            10,929
      9,673              Government National Mortgage Association I, 6.0%, 2/15/29                                            10,697
     10,359              Government National Mortgage Association I, 6.0%, 9/15/32                                            11,752
      1,478              Government National Mortgage Association I, 6.0%, 10/15/32                                            1,617
      6,117              Government National Mortgage Association I, 6.0%, 10/15/32                                            6,691
     10,820              Government National Mortgage Association I, 6.0%, 11/15/32                                           11,900
     20,910              Government National Mortgage Association I, 6.0%, 11/15/32                                           23,066
      6,030              Government National Mortgage Association I, 6.0%, 1/15/33                                             6,878
     12,673              Government National Mortgage Association I, 6.0%, 12/15/33                                           14,033
      8,479              Government National Mortgage Association I, 6.0%, 8/15/34                                             9,275
     10,854              Government National Mortgage Association I, 6.0%, 8/15/34                                            12,383
      1,405              Government National Mortgage Association I, 6.5%, 3/15/26                                             1,543
      3,899              Government National Mortgage Association I, 6.5%, 6/15/28                                             4,414
      4,229              Government National Mortgage Association I, 6.5%, 6/15/28                                             4,646
        508              Government National Mortgage Association I, 6.5%, 2/15/29                                               558
      4,063              Government National Mortgage Association I, 6.5%, 5/15/29                                             4,617
     11,106              Government National Mortgage Association I, 6.5%, 5/15/29                                            12,642
      2,259              Government National Mortgage Association I, 6.5%, 5/15/31                                             2,482
     18,449              Government National Mortgage Association I, 6.5%, 7/15/31                                            20,268
      4,454              Government National Mortgage Association I, 6.5%, 9/15/31                                             4,893
      6,057              Government National Mortgage Association I, 6.5%, 10/15/31                                            6,654
      2,284              Government National Mortgage Association I, 6.5%, 12/15/31                                            2,572
      2,403              Government National Mortgage Association I, 6.5%, 12/15/31                                            2,640
        424              Government National Mortgage Association I, 6.5%, 4/15/32                                               466
      1,339              Government National Mortgage Association I, 6.5%, 4/15/32                                             1,487
        970              Government National Mortgage Association I, 6.5%, 6/15/32                                             1,065
      2,258              Government National Mortgage Association I, 6.5%, 6/15/32                                             2,545
      3,347              Government National Mortgage Association I, 6.5%, 6/15/32                                             3,676

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      4,868              Government National Mortgage Association I, 6.5%, 7/15/32                                      $      5,348
     17,854              Government National Mortgage Association I, 6.5%, 12/15/32                                           20,932
     16,042              Government National Mortgage Association I, 7.0%, 7/15/26                                            16,567
      1,403              Government National Mortgage Association I, 7.0%, 9/15/27                                             1,430
     14,813              Government National Mortgage Association I, 7.0%, 2/15/28                                            15,299
      4,540              Government National Mortgage Association I, 7.0%, 11/15/28                                            4,906
      4,203              Government National Mortgage Association I, 7.0%, 1/15/29                                             4,717
      4,223              Government National Mortgage Association I, 7.0%, 6/15/29                                             4,497
        667              Government National Mortgage Association I, 7.0%, 7/15/29                                               686
      2,468              Government National Mortgage Association I, 7.0%, 7/15/29                                             2,744
        646              Government National Mortgage Association I, 7.0%, 12/15/30                                              656
      1,726              Government National Mortgage Association I, 7.0%, 2/15/31                                             1,755
      2,348              Government National Mortgage Association I, 7.0%, 8/15/31                                             2,770
      7,149              Government National Mortgage Association I, 7.0%, 5/15/32                                             7,309
        311              Government National Mortgage Association I, 7.5%, 10/15/22                                              323
        128              Government National Mortgage Association I, 7.5%, 6/15/23                                               129
         70              Government National Mortgage Association I, 7.5%, 8/15/23                                                71
      2,756              Government National Mortgage Association I, 7.5%, 10/15/29                                            2,996
      9,901              Government National Mortgage Association II, 3.5%, 3/20/45                                           10,232
     12,590              Government National Mortgage Association II, 3.5%, 4/20/45                                           13,003
     20,559              Government National Mortgage Association II, 3.5%, 4/20/45                                           21,275
     30,137              Government National Mortgage Association II, 3.5%, 4/20/45                                           31,175
    130,801              Government National Mortgage Association II, 3.5%, 1/20/46                                          135,368
     38,502              Government National Mortgage Association II, 3.5%, 3/20/46                                           39,900
    253,169              Government National Mortgage Association II, 3.5%, 11/20/46                                         262,009
     22,998              Government National Mortgage Association II, 4.0%, 8/20/39                                           24,349
     27,388              Government National Mortgage Association II, 4.0%, 7/20/42                                           28,996
    395,729              Government National Mortgage Association II, 4.0%, 7/20/44                                          417,264
     37,893              Government National Mortgage Association II, 4.0%, 9/20/44                                           39,957
     49,263              Government National Mortgage Association II, 4.0%, 3/20/46                                           51,820
    154,495              Government National Mortgage Association II, 4.0%, 10/20/46                                         162,090
     69,705              Government National Mortgage Association II, 4.0%, 2/20/48                                           73,497
     70,778              Government National Mortgage Association II, 4.0%, 4/20/48                                           74,644
      9,710              Government National Mortgage Association II, 4.5%, 9/20/41                                           10,360
     63,367              Government National Mortgage Association II, 4.5%, 5/20/43                                           67,605
    178,697              Government National Mortgage Association II, 4.5%, 1/20/44                                          190,219
    168,026              Government National Mortgage Association II, 4.5%, 9/20/44                                          175,455
     48,063              Government National Mortgage Association II, 4.5%, 10/20/44                                          50,988
     98,845              Government National Mortgage Association II, 4.5%, 11/20/44                                         104,846
    571,270              Government National Mortgage Association II, 4.5%, 2/20/48                                          600,284
        870              Government National Mortgage Association II, 5.0%, 11/20/19                                             889
        460              Government National Mortgage Association II, 5.0%, 1/20/20                                              471
     10,665              Government National Mortgage Association II, 6.0%, 11/20/33                                          12,227
      2,106              Government National Mortgage Association II, 6.5%, 8/20/28                                            2,386
      3,183              Government National Mortgage Association II, 6.5%, 12/20/28                                           3,633
      1,982              Government National Mortgage Association II, 6.5%, 9/20/31                                            2,291
      2,337              Government National Mortgage Association II, 7.0%, 5/20/26                                            2,561
      6,580              Government National Mortgage Association II, 7.0%, 2/20/29                                            7,545

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
        966              Government National Mortgage Association II, 7.0%, 1/20/31                                     $      1,134
        526              Government National Mortgage Association II, 7.5%, 8/20/27                                              604
        175              Government National Mortgage Association II, 8.0%, 8/20/25                                              191
  3,000,000(j)           U.S. Treasury Bills, 7/2/19                                                                       2,999,838
    500,000(j)           U.S. Treasury Bills, 7/9/19                                                                         499,785
  2,500,000(j)           U.S. Treasury Bills, 7/16/19                                                                      2,497,866
    822,000              U.S. Treasury Bonds, 3.0%, 2/15/49                                                                  902,787
  2,429,579              U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                            2,475,351
  3,095,324              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                              3,242,996
  2,212,501              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                              2,327,428
  1,731,652              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                              1,831,559
    580,000              U.S. Treasury Notes, 2.25%, 4/30/24                                                                 593,163
    370,000              U.S. Treasury Notes, 2.625%, 2/15/29                                                                390,177
                                                                                                                        ------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $57,413,524)                                                                             $ 57,956,524
                                                                                                                        ------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.3%
                         (Cost $176,102,431)                                                                            $179,914,976
                                                                                                                        ------------
                                                                                                     Change
                                                                                                     in Net
                                                                                    Net              Unrealized
                                                                    Dividend        Realized         Appreciation
     Shares                                                         Income          Gain (Loss)      (Depreciation)
                         AFFILIATED ISSUER -- 1.5%
                         CLOSED-END FUND -- 1.5% of Net Assets
    321,413(k)           Pioneer ILS Interval Fund                  $ --            $ --             $6,428             $  2,786,647
                                                                                                                        ------------
                         TOTAL CLOSED-END FUND
                         (Cost $3,263,545)                                                                              $  2,786,647
                                                                                                                        ------------
                         TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.5%
                         (Cost $3,263,545)                                                                              $  2,786,647
                                                                                                                        ------------
                         OTHER ASSETS AND LIABILITIES -- 1.2%                                                           $  2,344,658
                                                                                                                        ------------
                         NET ASSETS -- 100.0%                                                                           $185,046,281
                                                                                                                        ============

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2019, the value of these securities amounted to $62,282,737, or 33.7% of net assets.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a)        Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at June 30, 2019.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(c) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2019.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)        Securities are restricted as to resale.

(g)        Non-income producing security.

(h)        Issued as preference shares.

(i)        Consists of Revenue Bonds unless otherwise indicated.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of                                           Expiration           Notional              Market                  Unrealized
Contracts Long        Description                   Date                 Amount                Value                 Appreciation
81                    U.S. 2 Year Note (CBT)        9/30/19              $17,319,578           $17,429,555               $109,977
72                    U.S. 5 Year Note (CBT)        9/30/19                8,420,063             8,507,250                 87,187
13                    U.S. Ultra Bond (CBT)         9/19/19                2,254,586             2,308,313                 53,727
                                                                         -----------           -----------               --------
                                                                         $27,994,227           $28,245,118               $250,891
                                                                         ===========           ===========               ========

Number of                                           Expiration           Notional              Market                    Unrealized
Contracts Short       Description                   Date                 Amount                Value                 (Depreciation)
45                    U.S. 10 Year Note (CBT)       9/19/19              $ 5,674,453           $ 5,758,594              $   (84,141)
42                    U.S. 10 Year Ultra            9/19/19                5,694,281             5,801,250                 (106,969)
14                    U.S. Long Bond (CBT)          9/19/19                2,132,743             2,178,313                  (45,570)
                                                                         -----------           -----------              -----------
                                                                         $13,501,477           $13,738,157              $  (236,680)
                                                                         -----------           -----------              -----------
TOTAL FUTURES CONTRACTS                                                  $14,492,750           $14,506,961              $    14,211
                                                                         ===========           ===========              ===========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

Notional                                                          Pay/       Annual     Expiration Premiums     Unrealized   Market
Amount ($)(1) Obligation Reference/Index                          Receive(2) Fixed Rate Date       Paid     (Depreciation)    Value
1,200,000     Markit CDX North America High Yield Index Series 24 Receive    1.00%      6/20/20    $19,383       $(13,652)  $ 5,731
                                                                                                   -------       --------   -------

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                               Obligation               Pay/        Annual      Expiration  Premiums    Unrealized   Market
Amount ($)(1)  Counterparty            Reference/Index          Receive(2)  Fixed Rate  Date        Received  Appreciation    Value
140,000        JPMorgan Chase Bank NA  Simon Property Group LP  Receive     1.00%       6/20/22     $  (462)       $ 3,601   $ 3,139
100,000        JPMorgan Chase Bank NA  Simon Property Group LP  Receive     1.00%       6/20/22        (283)         2,525     2,242
                                                                                                    -------        -------   -------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --  SELL PROTECTION                      $  (745)       $ 6,126   $ 5,381
                                                                                                    -------        -------   -------
TOTAL SWAP CONTRACTS                                                                                $18,638        $(7,526)  $11,112
                                                                                                    =======        =======   =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019 were as follows:

                                                        Purchases               Sales
      Long-Term U.S. Government                        $ 8,797,483           $ 6,574,545
      Other Long-Term Securities                       $37,385,012           $41,859,180

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Fund engaged in sales of $234,838 which resulted in a net realized gain/(loss) of $(404). During the six months ended June 30, 2019, the Fund did not engage in purchases pursuant to these procedures.

    At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $179,345,444 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $ 4,769,648
      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (1,388,146)
                                                                                                                        -----------
      Net unrealized appreciation                                                                                       $ 3,381,502
                                                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                                                  Level 1            Level 2          Level 3          Total
Convertible Preferred Stocks                                     $908,434         $         --        $    --        $    908,434
Asset Backed Securities                                                --           19,570,038             --          19,570,038
Collateralized Mortgage Obligations                                    --           40,609,443             --          40,609,443
Corporate Bonds                                                        --           54,467,049             --          54,467,049
Foreign Government Bond                                                --              489,255             --             489,255
Insurance-Linked Securities
 Reinsurance Sidecars
   Multiperil - Worldwide                                              --                   --         37,845              37,845
Municipal Bonds                                                        --              369,918             --             369,918
Senior Secured Floating Rate Loan Interests                            --            5,506,470             --           5,506,470
U.S. Government and Agency Obligations                                 --           57,956,524             --          57,956,524
Affiliated Closed-End Fund                                             --            2,786,647             --           2,786,647
                                                                 --------         ------------        -------        ------------
Total Investments in Securities                                  $908,434         $181,755,344        $37,845        $182,701,623
                                                                 ========         ============        =======        ============
Other Financial Instruments
Net unrealized appreciation on futures contracts                 $ 14,211         $         --        $    --        $     14,211
Swap contracts, at value                                               --               11,112             --              11,112
                                                                 --------         ------------        -------        ------------
Total Other Financial Instruments                                $ 14,211         $     11,112        $    --        $     25,323
                                                                 ========         ============        =======        ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                Insurance-
                                                                 Linked
                                                                Securities
Balance as of 12/31/18                                          $ 42,775
Realized gain (loss)(1)                                               --
Change in unrealized appreciation (depreciation)(2)                5,370
Accrued discounts/premiums                                            --
Purchases                                                             --
Sales                                                            (10,300)
Transfers in to Level 3*                                              --
Transfers out of Level 3*                                             --
                                                                --------
Balance as of 6/30/19                                           $ 37,845
                                                                ========

(1)   Realized gain (loss) on these securities is included in net realized gain
      (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at June 30, 2019:                                     $5,370
                                                                                        ------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $176,102,431)                      $179,914,976
   Investments in affiliated issuers, at value (cost $3,263,545)                             2,786,647
   Cash                                                                                      3,213,642
   Swaps collateral                                                                             24,117
   Futures collateral                                                                          199,159
   Variation margin for centrally cleared swap contracts                                           110
   Swap contracts, at value (net premiums paid $18,638)                                         11,112
   Net unrealized appreciation on futures contracts                                             14,211
   Receivables --
      Investment securities sold                                                               413,501
      Portfolio shares sold                                                                    235,192
      Interest                                                                                 884,517
      Dividends                                                                                  6,054
   Other assets                                                                                 29,624
                                                                                          ------------
         Total assets                                                                     $187,732,862
                                                                                          ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                     $  2,334,342
      Portfolio shares repurchased                                                              96,599
      Trustees' fees                                                                               214
   Variation margin for futures contracts                                                        6,570
   Due to broker for swaps                                                                       5,832
   Due to broker for futures                                                                    95,491
   Due to affiliates                                                                            14,836
   Accrued expenses                                                                            132,697
                                                                                          ------------
         Total liabilities                                                                $  2,686,581
                                                                                          ------------
NET ASSETS:
   Paid-in capital                                                                        $182,879,924
   Distributable earnings (loss)                                                             2,166,357
                                                                                          ------------
         Net assets                                                                       $185,046,281
                                                                                          ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $49,251,646/4,454,580 shares)                                        $      11.06
                                                                                          ============
   Class II (based on $135,794,635/12,255,264 shares)                                     $      11.08
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                      $3,219,313
   Dividends from unaffiliated issuers                                         24,483
                                                                           ----------
      Total investment income                                                                   $ 3,243,796
                                                                                                -----------
EXPENSES:
   Management fees                                                         $  350,284
   Administrative expense                                                      49,310
   Distribution fees
      Class II                                                                161,314
   Custodian fees                                                              44,033
   Professional fees                                                           39,129
   Printing expense                                                            13,012
   Pricing expense                                                             49,662
   Trustees' fees                                                               3,970
   Insurance expense                                                            1,085
   Miscellaneous                                                                1,507
                                                                           ----------
      Total expenses                                                                            $   713,306
                                                                                                -----------
         Less fees waived and expenses reimbursed by the Adviser                                    (23,781)
            Net expenses                                                                            689,525
                                                                                                -----------
              Net investment income                                                             $ 2,554,271
                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                  $  436,645
      Futures contracts                                                      (630,256)
      Swap contracts                                                           95,736           $   (97,875)
                                                                           ----------           -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                  $7,996,646
      Investments in affiliated issuers                                         6,428
      Futures contracts                                                       295,149
      Swap contracts                                                           (7,201)          $ 8,291,022
                                                                           ----------           -----------
   Net realized and unrealized gain (loss) on investments                                       $ 8,193,147
                                                                                                -----------
   Net increase in net assets resulting from operations                                         $10,747,418
                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Six Months
                                                                                          Ended
                                                                                        6/30/19             Year Ended
                                                                                       (unaudited)           12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                         $  2,554,271          $  4,997,861
Net realized gain (loss) on investments                                                   (97,875)             (488,669)
Change in net unrealized appreciation (depreciation) on investments                     8,291,022            (6,315,382)
                                                                                     ------------          ------------
      Net increase (decrease) in net assets resulting from operations                $ 10,747,418          $ (1,806,190)
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.17 and $0.39 per share, respectively)                              $   (751,861)         $ (1,758,198)
      Class II ($0.16 and $0.36 per share, respectively)                               (1,948,958)           (4,146,560)
                                                                                     ------------          ------------
         Total distributions to shareowners                                          $ (2,700,819)         $ (5,904,758)
                                                                                     ------------          ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                    $ 15,586,127          $ 28,379,926
Reinvestment of distributions                                                           2,700,819             5,904,758
Cost of shares repurchased                                                            (13,276,859)          (26,495,559)
                                                                                     ------------          ------------
      Net increase in net assets resulting from Portfolio share transactions         $  5,010,087          $  7,789,125
                                                                                     ------------          ------------
      Net increase in net assets                                                     $ 13,056,686          $     78,177
NET ASSETS:
Beginning of period                                                                  $171,989,595          $171,911,418
                                                                                     ------------          ------------
End of period                                                                        $185,046,281          $171,989,595
                                                                                     ============          ============

                                           Six Months        Six Months
                                              Ended             Ended
                                            6/30/19           6/30/19           Year Ended         Year Ended
                                             Shares            Amount           12/31/18            12/31/18
                                           (unaudited)       (unaudited)          Shares             Amount
CLASS I
Shares sold                                  621,364         $ 6,737,272           782,378        $  8,410,846
Reinvestment of distributions                 69,375             751,861           164,648           1,758,198
Less shares repurchased                     (602,924)         (6,478,281)       (1,079,247)        (11,531,124)
                                           ---------         -----------         ---------        ------------
      Net increase (decrease)                 87,815         $ 1,010,852          (132,221)       $ (1,362,080)
                                           =========         ===========         =========        ============
CLASS II
Shares sold                                  815,478         $ 8,848,855         1,855,121        $ 19,969,080
Reinvestment of distributions                179,302           1,948,958           387,375           4,146,560
Less shares repurchased                     (628,481)         (6,798,578)       (1,399,303)        (14,964,435)
                                           ---------         -----------         ---------        ------------
      Net increase                           366,299         $ 3,999,235           843,193        $  9,151,205
                                           =========         ===========         =========        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 6/30/19     Year Ended  Year Ended Year Ended Year Ended Year Ended
                                                                (unaudited)   12/31/18    12/31/17   12/31/16*  12/31/15*  12/31/14*
Class I
Net asset value, beginning of period                             $ 10.56      $ 11.04    $ 10.96    $ 10.83    $ 11.23    $ 11.01
                                                                 -------      -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.17(a)   $  0.33(a) $  0.29(a) $  0.27(a) $  0.28(a) $  0.37
   Net realized and unrealized gain (loss) on investments           0.50        (0.42)      0.14       0.18      (0.25)      0.29
                                                                 -------      -------    -------    -------    -------    -------
      Net increase (decrease) from investment operations         $  0.67      $ (0.09)   $  0.43    $  0.45    $  0.03    $  0.66
                                                                 -------      -------    -------    -------    -------    -------
Distributions to shareowners:
   Net investment income                                         $ (0.17)     $ (0.36)   $ (0.31)   $ (0.31)   $ (0.33)   $ (0.38)
   Net realized gain                                                  --        (0.03)     (0.04)     (0.01)     (0.10)     (0.06)
                                                                 -------      -------    -------    -------    -------    -------
Total distributions                                              $ (0.17)     $ (0.39)   $ (0.35)   $ (0.32)   $ (0.43)   $ (0.44)
                                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                       $  0.50      $ (0.48)   $  0.08    $  0.13    $ (0.40)   $  0.22
                                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period                                   $ 11.06      $ 10.56    $ 11.04    $ 10.96    $ 10.83    $ 11.23
                                                                 =======      =======    =======    =======    =======    =======
Total return (b)                                                    6.43%(c)    (0.84)%     4.01%      4.10%      0.30%      6.05%
Ratio of net expenses to average net assets (d)                     0.60%(e)     0.61%      0.61%      0.62%      0.62%      0.62%
Ratio of net investment income (loss) to average net assets         3.10%(e)     3.07%      2.59%      2.46%      2.56%      3.30%
Portfolio turnover rate                                               27%(c)       44%        42%        50%        41%       119%
Net assets, end of period (in thousands)                         $49,252      $46,125    $49,672    $48,442    $24,785    $25,470
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                         0.63%(e)     0.64%      0.61%      0.68%      0.81%      0.99%
   Net investment income (loss) to average net assets               3.07%(e)     3.04%      2.59%      2.40%      2.37%      2.93%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------


                                                             Six Months
                                                               Ended
                                                              6/30/19    Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                            (unaudited)   12/31/18    12/31/17     12/31/16*   12/31/15*   12/31/14*
Class II
Net asset value, beginning of period                         $  10.59     $  11.07    $  10.99     $ 10.85     $ 11.25     $ 11.03
                                                             --------     --------    --------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.15(a)  $   0.30(a) $   0.26(a)  $  0.25(a)  $  0.24(a)  $  0.33
   Net realized and unrealized gain (loss) on investments        0.50        (0.42)       0.15        0.18       (0.23)       0.30
                                                             --------     --------    --------     -------     -------     -------
      Net increase (decrease) from investment operations     $   0.65     $  (0.12)   $   0.41     $  0.43     $  0.01     $  0.63
                                                             --------     --------    --------     -------     -------     -------
Distributions to shareowners:
   Net investment income                                     $  (0.16)    $  (0.33)   $  (0.29)    $ (0.28)    $ (0.31)    $ (0.35)
   Net realized gain                                               --        (0.03)      (0.04)      (0.01)      (0.10)      (0.06)
                                                             --------     --------    --------     -------     -------     -------
Total distributions                                          $  (0.16)    $  (0.36)   $  (0.33)    $ (0.29)    $ (0.41)    $ (0.41)
                                                             --------     --------    --------     -------     -------     -------
Net increase (decrease) in net asset value                   $   0.49     $  (0.48)   $   0.08     $  0.14     $ (0.40)    $  0.22
                                                             --------     --------    --------     -------     -------     -------
Net asset value, end of period                               $  11.08     $  10.59    $  11.07     $ 10.99     $ 10.85     $ 11.25
                                                             ========     ========    ========     =======     =======     =======
Total return (b)                                                 6.20%(c)    (1.08)%      3.74%       3.92%       0.08%       5.79%
Ratio of net expenses to average net assets (d)                  0.85%(e)     0.86%       0.86%       0.88%       0.84%       0.86%
Ratio of net investment income (loss) to average net assets      2.85%(e)     2.83%       2.35%       2.21%       2.18%       2.98%
Portfolio turnover rate                                            27%(c)       44%         42%         50%         41%        119%
Net assets, end of period (in thousands)                     $135,795     $125,865    $122,239     $95,484     $65,727     $21,539
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                      0.87%(e)     0.89%       0.86%       0.94%       1.03%       1.23%
   Net investment income (loss) to average net assets            2.83%(e)     2.80%       2.35%       2.16%       1.99%       2.62%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $5,651,699
      Long-term capital gain                                            253,059
                                                                     ----------
       Total                                                         $5,904,758
                                                                     ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   166,470
      Undistributed long-term capital gain                           (1,168,946)
      Net unrealized depreciation                                    (4,877,766)
                                                                    -----------
       Total                                                        $(5,880,242)
                                                                    ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, and credit default swaps, the mark to market of future contracts and credit default swaps.

D.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

E.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at June 30, 2019, is listed in the Schedule of Investments.

G.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the six months ended June 30, 2019, was $9,065,954. Open futures contracts outstanding at June 30, 2019, are listed in the Schedule of Investments.

H.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended June 30, 2019, was $57,779. Open credit default swap contracts at June 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended June 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% (annualized) of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2019, the Adviser waived $23,781 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2019, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,205 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,631 in distribution fees payable to the Distributor at June 30, 2019.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2019.

-------------------------------------------------------------------------------------------------------------------------
                                  Derivative
                                Assets Subject
                                  to Master          Derivatives      Non-Cash                           Net Amount of
                                   Netting            Available      Collateral     Cash Collateral       Derivative
Counterparty                      Agreement          for Offset      Received (a)     Received (a)         Assets (b)
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA            $6,126                $ --             $ --             $ --              $6,126
-------------------------------------------------------------------------------------------------------------------------
  Total                           $6,126                $ --             $ --             $ --              $6,126

-------------------------------------------------------------------------------------------------------------------------
                                  Derivative
                              Liabilities Subject
                                  to Master          Derivatives      Non-Cash                           Net Amount of
                                   Netting            Available      Collateral     Cash Collateral       Derivative
Counterparty                      Agreement          for Offset      Pledged (a)      Pledged (a)        Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA              $ --               $ --             $ --             $ --               $ --
-------------------------------------------------------------------------------------------------------------------------
  Total                             $ --               $ --             $ --             $ --               $ --

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.


6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2019 was as follows:

---------------------------------------------------------------------------------------------------------
Statement of Assets                Interest        Credit          Foreign          Equity    Commodity
and Liabilities                   Rate Risk         Risk      Exchange Rate Risk     Risk        Risk
---------------------------------------------------------------------------------------------------------
Assets
  Net unrealized
     depreciation on
     futures contracts             $14,211         $    --          $ --             $ --       $ --
  Swap contracts,
     at value                           --          11,112            --               --         --
---------------------------------------------------------------------------------------------------------
  Total Value                      $14,211         $11,112          $ --             $ --       $ --

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2019 was as follows:

---------------------------------------------------------------------------------------------------------
Statement of                       Interest        Credit          Foreign          Equity    Commodity
Operations                        Rate Risk         Risk      Exchange Rate Risk     Risk        Risk
---------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on:
  Futures contracts                $(630,256)      $    --          $ --             $ --       $ --
  Swap contracts                          --        95,736            --               --         --
---------------------------------------------------------------------------------------------------------
  Total Value                      $(630,256)      $95,736          $ --             $ --       $ --
---------------------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
(depreciation) on:
  Futures contracts                $ 295,149       $    --          $ --             $ --       $ --
  Swap contracts                          --        (7,201)           --               --         --
---------------------------------------------------------------------------------------------------------
  Total Value                      $ 295,149       $(7,201)         $ --             $ --       $ --

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                      Trustees
Lisa M. Jones, President and Chief Executive Officer          Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and            David R. Bock
   Accounting Officer                                         Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer      Benjamin M. Friedman
                                                              Margaret B.W. Graham
                                                              Lisa M. Jones
                                                              Lorraine H. Monchak
                                                              Marguerite A. Piret
                                                              Fred J. Ricciardi
Investment Adviser and Administrator                          Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19617-13-0819

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    8

   Financial Statements                                                      13

   Notes to Financial Statements                                             17

   Trustees, Officers and Service Providers                                  21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Information Technology                                                     33.2%
Industrials                                                                17.4%
Health Care                                                                15.5%
Consumer Discretionary                                                     15.1%
Communication Services                                                      5.9%
Financials                                                                  4.9%
Materials                                                                   3.7%
Consumer Staples                                                            1.7%
Real Estate                                                                 1.5%
Energy                                                                      1.1%

5 Largest Holdings
(As a percentage of total investments)*

1.  Total System Services, Inc.                                            2.03%
--------------------------------------------------------------------------------
2.  IAC/InterActiveCorp                                                    2.01
--------------------------------------------------------------------------------
3.  Veeva Systems, Inc.                                                    1.99
--------------------------------------------------------------------------------
4.  ServiceNow, Inc.                                                       1.83
--------------------------------------------------------------------------------
5.  Live Nation Entertainment, Inc.                                        1.80

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share               6/30/19          12/31/18
   Class I                              $27.75            $24.82

                                 Net
Distributions per Share          Investment      Short-Term        Long-Term
(1/1/19 -- 6/30/19)              Income          Capital Gains     Capital Gains
   Class I                       $ --            $ --              $3.7390

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer
               Select Mid
               Cap Growth
               VCT                 Russell Mid
               Portfolio           Cap Growth
               Class I             Index
6/09           $10,000             $10,000
6/10           $11,752             $12,130
6/11           $16,085             $17,375
6/12           $15,332             $16,857
6/13           $17,851             $20,713
6/14           $23,246             $26,107
6/15           $24,924             $28,575
6/16           $24,193             $27,964
6/17           $28,133             $32,730
6/18           $34,827             $38,793
6/19           $38,587             $44,200

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

--------------------------------------------------------------------------------
                                                                Russell Midcap
                                              Class I             Growth Index
--------------------------------------------------------------------------------
10 Years                                      14.46%                     16.02%
5 Years                                       10.67%                     11.10%
1 Year                                        10.80%                     13.94%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

         -----------------------------------------------------------------------
         Share Class                                                      I
         -----------------------------------------------------------------------
         Beginning Account Value on 1/1/19                            $1,000.00
         Ending Account Value on 6/30/19                              $1,268.20
         Expenses Paid During Period*                                 $    4.89

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.87% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

         -----------------------------------------------------------------------
         Share Class                                                      I
         -----------------------------------------------------------------------
         Beginning Account Value on 1/1/19                            $1,000.00
         Ending Account Value on 6/30/19                              $1,020.48
         Expenses Paid During Period*                                 $    4.36

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.87% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2019. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) and lead portfolio manager, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 26.82% at net asset value during the six-month period ended June 30, 2019, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 26.08%.

Q: How would you describe the investment environment in the equity market during the six-month period ended June 30, 2019?

A: U.S. equities staged a strong rally during the six-month period. In fact, the Standard & Poor's 500 Index (the S&P 500) registered its best performance for the first half of a calendar year since 1997, returning more than 18.5% from January 1st through June 30th.

      Heading into the six-month period, equity markets faced a potentially challenging combination of slowing global economic growth, rising tariffs on both U.S. and Chinese goods due to ongoing trade disputes between the two countries, and uncertainty about the outlook for corporate profits. However, a shift in U.S. Federal Reserve (Fed) interest-rate policy, from tightening throughout 2018 to potentially easing in 2019, far outweighed the other concerns and spurred a market rally.

      After raising interest rates four times in 2018, the Fed adopted an increasingly dovish tone on monetary policy as the six-month period progressed, fueling expectations that it may reverse course from interest-rate hikes and actually cut rates several times by mid-2020. The expectations represented a stark contrast to the market consensus of late 2018, when investors were anticipating continued Fed interest-rate increases through 2019. The 180-degree turn in Fed monetary policy provided a firm underpinning for the market, and helped equity performance more than overcome the potential headwinds from the other factors mentioned earlier.

      Over the first half of 2019, equity markets were positive in every month except for May, when concerns about trade disputes and tariffs reached their apex. Mid-cap growth stocks easily outpaced mid-cap value stocks during the period, as the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned more than 26%, while the Russell Midcap Value Index returned 18%.

Q: Which of your investment decisions had the greatest effects on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019?

A: The Portfolio's absolute return was strong over the six-month period, and slightly outperformed its Russell Index benchmark.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Stock selection in several sectors was the main driver of the Portfolio's outperformance of its benchmark during the period, while sector allocation results detracted slightly from relative returns, as the Portfolio's underweights to each of the top-performing Russell Index sectors (real estate, information technology, and financials) acted as a drag on returns.

      Individual positions that contributed positively to the Portfolio's benchmark-relative performance during the six-month period included Total System Services, Veeva, Exact Sciences, and Cypress Semiconductors.

      Total System Services is a leading global payment-processing company. The shares rallied during the period as the company's strong quarterly financial results buoyed investor sentiment. In addition, the market reacted positively to Total System's announcement of its decision to merge with Global Payments, which is also a provider of global payment-processing services. We believe the combination of the two companies will represent a merger of equals that could result in significant cost and revenue synergies. Existing shareholders of Total System Services and Global Payments will receive shares in the new company created from the merger, and we believe they can potentially benefit in the future as the combined firm establishes its brand. We have long held the view that secular tailwinds driven by e-Commerce and the digitization of payments is a potential boon for the payments-processing industry, and that the leading processing companies with both scale and modern systems stand to benefit from market-share gains and further industry consolidation.

      Veeva is a leading Software-as-a-Service (SaaS) solutions provider for the life sciences industry. Veeva's share price rose over the six months after the company reported another period of revenue and profit growth that exceeded investor expectations. We believe Veeva is a "classic" growth company that may have a substantial lead over competitors offering SaaS solutions to various payers in the health care ecosystem.

      Exact Sciences, a long-term Portfolio holding, is a leader in screen tests for the early detection of colorectal cancer with its "Cologuard" branded test. Exact's shares outperformed in the second quarter -- the second half of the semiannual reporting period -- as the company demonstrated further progress with regard to physicians ordering the Cologuard test for consumers. We continue to be confident in the near- and long-term market penetration opportunity for Cologuard, which is now supported by the broad-based benefits of a relationship with a major pharmaceutical company.

      Cypress Semiconductor's shares also rose in the second quarter after the company agreed to an acquisition offer from another global semiconductor maker. The acquiring company was attracted to Cypress' growing design wins for its semiconductors within attractive segments of the automotive industry. We continued to hold the Portfolio's Cypress shares as of period-end.

      Individual positions that detracted from the Portfolio's benchmark-relative performance during the six-month period included Centene, XPO Logistics, PVH, and SS&C Technologies.

      Centene is a multi-line managed care organization. Centene's share price declined over the period as investors became concerned about the potential implications for the company's business that could result from possible policy

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

      initiatives being discussed by Congress and the Trump administration, particularly with regard to existing health insurance plans under the Affordable Care Act, and to prescription drug pricing. We continue to believe Centene is well positioned to benefit from the broader need to better manage patient care at lower costs, and so we have retained the Portfolio's investment.

      Shares of XPO Logistics, an innovative global transportation/logistics provider, declined during the six-month period after the company reported earnings that slightly disappointed the Street. The earnings miss was the result of an unusual customer bankruptcy. Additionally, XPO's shares further declined following a short-seller's report that accused the company of questionable accounting practices, among other negative allegations. We believe the core business fundamentals for XPO remain in line with our expectations, however, and we believe the short-seller's report was inaccurate, and so we have retained the position in XPO.

      PVH is a global apparel company featuring power brands Calvin Klein and Tommy Hilfiger. The company's shares declined in May after its April quarterly report disappointed and sales guidance provided for the July quarter was dismal. PVH has both a retail and wholesale business, and the company's domestic retail business has been struggling because of its outlet concentration, which relies heavily on spending by foreign tourists. Tourist spending has weakened significantly of late, due to the strength of the U.S. dollar. Despite the recent issues, we believe PVH's business will improve in future quarters, and so we have retained the shares.

      Finally, SS&C offers mission-critical cloud-based software via a flexible, on-demand delivery model that helps clients manage and automate business and information processes in the financial services industry. Its products span across front-, middle-, and back-office functions. SS&C's shares declined in the second quarter of 2019 after having increased sharply in the first quarter, as investors were slightly disappointed with the rate of organic growth reported for its March 2019 quarter. SS&C has been a core holding for the Portfolio and we continue to believe the company is well positioned to drive stable earnings growth over the cycle. We retained our SS&C shares.

Q: Did the Portfolio have any derivative exposure during the six-month period ended June 30, 2019?

A: No, we did not invest the Portfolio in derivative securities during the period.

Q: What is your outlook heading into the second half of the fiscal year, and how have you positioned the Portfolio?

A: We believe the U.S. economy is slowing from the pace it has exhibited over the last year, and that trade tensions between the U.S. and China are likely to remain unsolved, and a concern for investors for some time. However, we also believe the Fed is likely to reduce interest rates this year, with the most likely scenario being that the U.S. economy avoids a recession, while exhibiting a "soft landing," with moderate growth rates remaining intact for the foreseeable future.

      In the slower, but stable economic environment that we expect, we believe investors are likely to favor stocks of secular growth companies that are not dependent on strong macroeconomic conditions in order to flourish. We believe larger-cap companies will continue to seek to acquire mid-cap

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      companies -- particularly in the information technology and health care sectors -- in an effort to generate top-line growth that is not typically available in a slowing economy, and that mid-cap stocks may benefit from that trend in 2019 and 2020. We also believe that market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation characteristics found in the types of equities that we favor holding in the Portfolio.

      At the end of the six-month period, the Portfolio's largest sector overweight relative to the Russell Index was in communications services, while the largest underweight was in financials.

Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                                                       Value
                     UNAFFILIATED ISSUERS -- 98.0%
                     COMMON STOCKS -- 98.0% of Net Assets
                     Aerospace & Defense -- 1.5%
  10,180             Harris Corp.                                                       $  1,925,343
                                                                                        ------------
                     Total Aerospace & Defense                                          $  1,925,343
                                                                                        ------------
                     Air Freight & Logistics -- 0.5%
  11,920(a)          XPO Logistics, Inc.                                                $    689,095
                                                                                        ------------
                     Total Air Freight & Logistics                                      $    689,095
                                                                                        ------------
                     Auto Components -- 0.6%
   9,024             Aptiv Plc                                                          $    729,410
                                                                                        ------------
                     Total Auto Components                                              $    729,410
                                                                                        ------------
                     Banks -- 0.6%
   3,445(a)          SVB Financial Group                                                $    773,713
                                                                                        ------------
                     Total Banks                                                        $    773,713
                                                                                        ------------
                     Beverages -- 0.6%
   4,153             Constellation Brands, Inc.                                         $    817,892
                                                                                        ------------
                     Total Beverages                                                    $    817,892
                                                                                        ------------
                     Biotechnology -- 6.3%
   5,978(a)          Agios Pharmaceuticals, Inc.                                        $    298,183
   6,699(a)          Alnylam Pharmaceuticals, Inc.                                           486,079
  15,723(a)          Esperion Therapeutics, Inc.                                             731,434
  15,630(a)          Exact Sciences Corp.                                                  1,844,965
  23,420(a)          FibroGen, Inc.                                                        1,058,116
  17,256(a)          Medicines Co.                                                           629,326
   9,974(a)          Sage Therapeutics, Inc.                                               1,826,140
   8,395(a)          Sarepta Therapeutics, Inc.                                            1,275,620
                                                                                        ------------
                     Total Biotechnology                                                $  8,149,863
                                                                                        ------------
                     Building Products -- 2.2%
  16,547             Fortune Brands Home & Security, Inc.                               $    945,330
  12,570             Owens Corning                                                           731,574
  16,427(a)          Trex Co., Inc.                                                        1,177,816
                                                                                        ------------
                     Total Building Products                                            $  2,854,720
                                                                                        ------------
                     Capital Markets -- 3.3%
   8,641             MSCI, Inc.                                                         $  2,063,384
  10,118             Nasdaq, Inc.                                                            973,048
   3,339             S&P Global, Inc.                                                        760,591
  11,419             Tradeweb Markets, Inc.                                                  500,266
                                                                                        ------------
                     Total Capital Markets                                              $  4,297,289
                                                                                        ------------
                     Chemicals -- 1.5%
  20,825             CF Industries Holdings, Inc.                                       $    972,736
   8,765(a)          Ingevity Corp.                                                          921,815
                                                                                        ------------
                     Total Chemicals                                                    $  1,894,551
                                                                                        ------------
                     Commercial Services & Supplies -- 1.1%
  14,242             Waste Connections, Inc.                                            $  1,361,250
                                                                                        ------------
                     Total Commercial Services & Supplies                               $  1,361,250
                                                                                        ------------
                     Construction Materials -- 1.0%
   9,616             Vulcan Materials Co.                                               $  1,320,373
                                                                                        ------------
                     Total Construction Materials                                       $  1,320,373
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

  Shares                                                                                       Value
                     Consumer Finance -- 0.4%
  10,128(a)          Green Dot Corp.                                                    $    495,259
                                                                                        ------------
                     Total Consumer Finance                                             $    495,259
                                                                                        ------------
                     Containers & Packaging -- 1.1%
   6,727             Avery Dennison Corp.                                               $    778,179
  12,309(a)          Berry Global Group, Inc.                                                647,330
                                                                                        ------------
                     Total Containers & Packaging                                       $  1,425,509
                                                                                        ------------
                     Diversified Consumer Services -- 1.8%
  15,449(a)          Chegg, Inc.                                                        $    596,177
   8,500(a)          Grand Canyon Education, Inc.                                            994,670
  14,267(a)          ServiceMaster Global Holdings, Inc.                                     743,168
                                                                                        ------------
                     Total Diversified Consumer Services                                $  2,334,015
                                                                                        ------------
                     Diversified Telecommunication Services -- 0.5%
  21,126(a)          Zayo Group Holdings, Inc.                                          $    695,257
                                                                                        ------------
                     Total Diversified Telecommunication Services                       $    695,257
                                                                                        ------------
                     Electronic Equipment, Instruments & Components -- 2.2%
  16,678             CDW Corp.                                                          $  1,851,258
   4,656(a)          Zebra Technologies Corp.                                                975,386
                                                                                        ------------
                     Total Electronic Equipment, Instruments & Components               $  2,826,644
                                                                                        ------------
                     Energy Equipment & Services -- 1.1%
  43,417(a)          Cactus, Inc.                                                       $  1,437,971
                                                                                        ------------
                     Total Energy Equipment & Services                                  $  1,437,971
                                                                                        ------------
                     Entertainment -- 1.8%
  34,221(a)          Live Nation Entertainment, Inc.                                    $  2,267,141
                                                                                        ------------
                     Total Entertainment                                                $  2,267,141
                                                                                        ------------
                     Equity Real Estate Investment Trusts (REITs) -- 1.5%
  16,461             Liberty Property Trust                                             $    823,709
   5,018(a)          SBA Communications Corp.                                              1,128,247
                                                                                        ------------
                     Total Equity Real Estate Investment Trusts (REITs)                 $  1,951,956
                                                                                        ------------
                     Food Products -- 1.0%
  62,481(a)          Nomad Foods, Ltd.                                                  $  1,334,594
                                                                                        ------------
                     Total Food Products                                                $  1,334,594
                                                                                        ------------
                     Health Care Equipment & Supplies -- 3.1%
   2,336(a)          ABIOMED, Inc.                                                      $    608,505
   5,462(a)          Align Technology, Inc.                                                1,494,949
     305(a)          Boston Scientific Corp.                                                  13,109
   7,461(a)          DexCom, Inc.                                                          1,117,956
   4,782(a)          Penumbra, Inc.                                                          765,120
                                                                                        ------------
                     Total Health Care Equipment & Supplies                             $  3,999,639
                                                                                        ------------
                     Health Care Providers & Services -- 2.4%
   6,489(a)          Amedisys, Inc.                                                     $    787,829
   8,017(a)          Centene Corp.                                                           420,411
   4,159(a)          Molina Healthcare, Inc.                                                 595,319
   4,522(a)          WellCare Health Plans, Inc.                                           1,289,087
                                                                                        ------------
                     Total Health Care Providers & Services                             $  3,092,646
                                                                                        ------------
                     Health Care Technology -- 2.6%
  12,594(a)          Teladoc Health, Inc.                                               $    836,368
  15,431(a)          Veeva Systems, Inc.                                                   2,501,520
                                                                                        ------------
                     Total Health Care Technology                                       $  3,337,888
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                                       Value
                     Hotels, Restaurants & Leisure -- 4.8%
  18,738             Aramark                                                            $    675,692
  16,221             Brinker International, Inc.                                             638,296
     985(a)          Chipotle Mexican Grill, Inc.                                            721,887
   9,470             Dave & Buster's Entertainment, Inc.                                     383,251
   8,425             Hilton Worldwide Holdings, Inc.                                         823,459
   9,437(a)          Planet Fitness, Inc.                                                    683,616
   6,520             Six Flags Entertainment Corp.                                           323,914
  54,905             Wendy's Co.                                                           1,075,040
  19,234             Yum China Holdings, Inc.                                                888,611
                                                                                        ------------
                     Total Hotels, Restaurants & Leisure                                $  6,213,766
                                                                                        ------------
                     Industrial Conglomerates -- 1.1%
   3,746             Roper Technologies, Inc.                                           $  1,372,010
                                                                                        ------------
                     Total Industrial Conglomerates                                     $  1,372,010
                                                                                        ------------
                     Insurance -- 0.5%
  15,493             Fidelity National Financial, Inc.                                  $    624,368
                                                                                        ------------
                     Total Insurance                                                    $    624,368
                                                                                        ------------
                     Interactive Media & Services -- 2.8%
  11,649(a)          IAC/InterActiveCorp                                                $  2,534,007
  29,416(a)          Twitter, Inc.                                                         1,026,618
                                                                                        ------------
                     Total Interactive Media & Services                                 $  3,560,625
                                                                                        ------------
                     Internet & Direct Marketing Retail -- 1.0%
   7,474             Expedia Group, Inc.                                                $    994,266
   2,799(a)          GrubHub, Inc.                                                           218,294
                                                                                        ------------
                     Total Internet & Direct Marketing Retail                           $  1,212,560
                                                                                        ------------
                     IT Services -- 11.6%
   6,555(a)          EPAM Systems, Inc.                                                 $  1,134,671
   4,714(a)          Euronet Worldwide, Inc.                                                 793,083
  14,550             Fidelity National Information Services, Inc.                          1,784,994
  53,852(a)          First Data Corp.                                                      1,457,774
   7,155(a)          FleetCor Technologies, Inc.                                           2,009,482
   4,003(a)          Gartner, Inc.                                                           644,243
   8,565             Genpact, Ltd.                                                           326,241
   9,423(a)          Pagseguro Digital, Ltd.                                                 367,214
  12,845             Perspecta, Inc.                                                         300,701
  19,952             Total System Services, Inc.                                           2,559,243
   7,593(a)          WEX, Inc.                                                             1,580,103
  15,824(a)          Worldpay, Inc.                                                        1,939,231
                                                                                        ------------
                     Total IT Services                                                  $ 14,896,980
                                                                                        ------------
                     Machinery -- 6.4%
  20,586             Albany International Corp.                                         $  1,706,785
  73,161(a)          ATS Automation Tooling Systems, Inc.                                  1,191,110
  17,691(a)          Chart Industries, Inc.                                                1,360,084
  14,826             Fortive Corp.                                                         1,208,616
  39,027(a)          Gardner Denver Holdings, Inc.                                         1,350,334
   9,367             Stanley Black & Decker, Inc.                                          1,354,562
                                                                                        ------------
                     Total Machinery                                                    $  8,171,491
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

  Shares                                                                                       Value
                     Media -- 0.7%
   8,344             Nexstar Media Group, Inc.                                          $    842,744
                                                                                        ------------
                     Total Media                                                        $    842,744
                                                                                        ------------
                     Multiline Retail -- 1.6%
  19,547(a)          Dollar Tree, Inc.                                                  $  2,099,152
                                                                                        ------------
                     Total Multiline Retail                                             $  2,099,152
                                                                                        ------------
                     Pharmaceuticals -- 0.8%
  10,514(a)          Reata Pharmaceuticals, Inc.                                        $    991,996
                                                                                        ------------
                     Total Pharmaceuticals                                              $    991,996
                                                                                        ------------
                     Professional Services -- 4.3%
  53,291(a)          Clarivate Analytics Plc                                            $    819,616
   1,673(a)          CoStar Group, Inc.                                                      926,943
  30,870             Thomson Reuters Corp.                                                 1,989,880
  11,901             Verisk Analytics, Inc.                                                1,743,021
                                                                                        ------------
                     Total Professional Services                                        $  5,479,460
                                                                                        ------------
                     Semiconductors & Semiconductor Equipment -- 6.0%
  53,707(a)          Advanced Micro Devices, Inc.                                       $  1,631,081
  47,233             Cypress Semiconductor Corp.                                           1,050,462
  38,551(a)          Micron Technology, Inc.                                               1,487,683
  10,932             MKS Instruments, Inc.                                                   851,494
  34,639(a)          ON Semiconductor Corp.                                                  700,054
  17,253             Xilinx, Inc.                                                          2,034,474
                                                                                        ------------
                     Total Semiconductors & Semiconductor Equipment                     $  7,755,248
                                                                                        ------------
                     Software -- 12.1%
   4,706(a)          Atlassian Corp. Plc                                                $    615,733
   6,573             Intuit, Inc.                                                          1,717,722
   4,411(a)          Palo Alto Networks, Inc.                                                898,785
  15,508(a)          Pluralsight, Inc.                                                       470,203
   7,232(a)          PTC, Inc.                                                               649,144
  18,102(a)          RealPage, Inc.                                                        1,065,303
   8,382(a)          ServiceNow, Inc.                                                      2,301,446
   7,486(a)          Splunk, Inc.                                                            941,365
  31,147             SS&C Technologies Holdings, Inc.                                      1,794,379
  12,229(a)          Synopsys, Inc.                                                        1,573,750
   8,919(a)          Tableau Software, Inc.                                                1,480,732
   4,553(a)          Trade Desk, Inc.                                                      1,037,082
  10,627(a)          Zendesk, Inc.                                                           946,122
                                                                                        ------------
                     Total Software                                                     $ 15,491,766
                                                                                        ------------
                     Specialty Retail -- 4.3%
   6,111             Advance Auto Parts, Inc.                                           $    941,950
   5,984(a)          Burlington Stores, Inc.                                               1,018,178
  12,301             Ross Stores, Inc.                                                     1,219,275
   9,189             Tractor Supply Co.                                                      999,763
   3,958(a)          Ulta Beauty, Inc.                                                     1,372,991
                                                                                        ------------
                     Total Specialty Retail                                             $  5,552,157
                                                                                        ------------
                     Technology Hardware, Storage & Peripherals -- 0.6%
   6,628             NetApp, Inc.                                                       $    408,947
  24,936(a)          Pure Storage, Inc.                                                      380,773
                                                                                        ------------
                     Total Technology Hardware, Storage & Peripherals                   $    789,720
                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                                       Value
                     Textiles, Apparel & Luxury Goods -- 0.7%
   9,333             PVH Corp.                                                          $    883,275
                                                                                        ------------
                     Total Textiles, Apparel & Luxury Goods                             $    883,275
                                                                                        ------------
                     TOTAL COMMON STOCKS
                     (Cost $90,207,258)                                                 $125,949,336
                                                                                        ------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.0%
                     (Cost $90,207,258)                                                 $125,949,336
                                                                                        ------------
                     OTHER ASSETS AND LIABILITIES -- 2.0%                               $  2,514,920
                                                                                        ------------
                     NET ASSETS -- 100.0%                                               $128,464,256
                                                                                        ============

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $33,352,282 and $39,757,876, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30,2019, the Portfolio did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $90,916,773 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost     $37,433,287
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value      (2,400,724)
                                                                                                                        -----------
     Net unrealized appreciation                                                                                        $35,032,563
                                                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                                Level 1           Level 2       Level 3        Total
Common Stocks                                $125,949,336     $          --     $   --     $125,949,336
                                             ------------     -------------     ------     ------------
     Total Investments in Securities         $125,949,336     $          --     $   --     $125,949,336
                                             ============     =============     ======     ============

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $90,207,258)             $125,949,336
   Cash                                                                            2,727,982
   Receivables --
      Investment securities sold                                                   2,305,009
      Portfolio shares sold                                                            4,831
      Dividends                                                                       22,027
   Due from the Adviser                                                               20,906
   Other Assets                                                                          253
                                                                                ------------
         Total assets                                                           $131,030,344
                                                                                ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                           $  2,260,291
      Portfolio shares repurchased                                                   242,246
   Due to affiliates                                                                  13,207
   Accrued expenses                                                                   50,344
                                                                                ------------
         Total liabilities                                                      $  2,566,088
                                                                                ------------
NET ASSETS:
   Paid-in capital                                                              $ 90,115,192
   Distributable earnings                                                         38,349,064
                                                                                ------------
         Net assets                                                             $128,464,256
                                                                                ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $128,464,256/4,629,575 shares)                             $      27.75
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $4,616)       $   354,411
   Interest from unaffiliated issuers                                                     7,718
                                                                                    -----------
         Total investment income                                                                     $   362,129
                                                                                                     -----------
EXPENSES:
   Management fees                                                                  $   456,250
   Administrative expense                                                                40,508
   Custodian fees                                                                         7,767
   Professional fees                                                                     23,714
   Printing expense                                                                       2,450
   Pricing fees                                                                              44
   Trustees' fees                                                                         3,346
   Miscellaneous                                                                          3,603
                                                                                    -----------
      Total expenses                                                                                 $   537,682
                                                                                                     -----------
         Net investment loss                                                                         $  (175,553)
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                           $ 3,491,750
      Other assets and liabilities denominated in foreign currencies                        645      $ 3,492,395
                                                                                    -----------      -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                           $24,985,676      $24,985,676
                                                                                    -----------      -----------
   Net realized and unrealized gain (loss) on investments                                            $28,478,071
                                                                                                     ===========
   Net increase in net assets resulting from operations                                              $28,302,518
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Six Months
                                                                                            Ended
                                                                                           6/30/19           Year Ended
                                                                                         (unaudited)          12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                            $ (175,553)         $   (407,853)
Net realized gain (loss) on investments                                                    3,492,395          15,069,400
Change in net unrealized appreciation (depreciation) on investments                       24,985,676         (21,371,998)
                                                                                        ------------        ------------
      Net increase (decrease) in net assets resulting from operations                   $ 28,302,518        $ (6,710,451)
                                                                                        ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($3.74 and $4.09 per share, respectively)                                 $(15,315,280)       $(16,117,238)
                                                                                        ------------        ------------
         Total distributions to shareowners                                             $(15,315,280)       $(16,117,238)
                                                                                        ------------        ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                       $  5,901,419        $ 11,119,819
Reinvestment of distributions                                                             15,315,280          16,117,238
Cost of shares repurchased                                                               (11,189,372)        (21,966,671)
                                                                                        ------------        ------------
      Net increase in net assets resulting from Portfolio share transactions            $ 10,027,327        $  5,270,386
                                                                                        ------------        ------------
      Net increase (decrease) in net assets                                             $ 23,014,565        $(17,557,303)

NET ASSETS:
Beginning of period                                                                     $105,449,691        $123,006,994
                                                                                        ------------        ------------
End of period                                                                           $128,464,256        $105,449,691
                                                                                        ============        ============

                                                        Six Months      Six Months
                                                          Ended           Ended
                                                         6/30/19         6/30/19        Year Ended     Year Ended
                                                         Shares          Amount          12/31/18       12/31/18
                                                       (unaudited)     (unaudited)        Shares         Amount
CLASS I
Shares sold                                              212,721       $  5,901,419      374,901      $ 11,119,819
Reinvestment of distributions                            550,118         15,315,280      548,205        16,117,238
Less shares repurchased                                 (381,021)       (11,189,372)    (743,971)      (21,966,671)
                                                        --------       ------------     --------      ------------
   Net increase                                          381,818       $ 10,027,327      179,135      $  5,270,386
                                                        ========       ============     ========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended        Year         Year         Year         Year         Year
                                                        6/30/19       Ended        Ended        Ended        Ended        Ended
                                                      (unaudited)    12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
Class I
Net asset value, beginning of period                  $  24.82      $  30.23     $  23.56     $  26.11     $  28.73     $  32.78
                                                      --------      --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $  (0.04)(a)  $  (0.10)(a) $  (0.05)(a) $   0.01(a)  $  (0.04)(a) $  (0.07)
   Net realized and unrealized gain (loss) on
   investments                                            6.71         (1.22)        7.07         0.88         0.68         2.93
                                                      --------      --------     --------     --------     --------     --------
      Net increase (decrease) from investment
      operations                                      $   6.67      $  (1.32)    $   7.02     $   0.89     $   0.64     $   2.86
                                                      --------      --------     --------     --------     --------     --------
Distributions to shareowners:
   Net investment income                              $     --      $     --     $  (0.02)    $     --     $     --     $     --
   Net realized gain                                     (3.74)        (4.09)       (0.33)       (3.44)       (3.26)       (6.91)
                                                      --------      --------     --------     --------     --------     --------
Total distributions                                   $  (3.74)     $  (4.09)    $  (0.35)    $  (3.44)    $  (3.26)    $  (6.91)
                                                      --------      --------     --------     --------     --------     --------
Net increase (decrease) in net asset value            $   2.93      $  (5.41)    $   6.67     $  (2.55)    $  (2.62)    $  (4.05)
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period                        $  27.75      $  24.82     $  30.23     $  23.56     $  26.11     $  28.73
                                                      ========      ========     ========     ========     ========     ========
Total return (b)                                         26.82%(c)     (6.48)%      30.03%        3.74%(d)     1.63%(e)     9.43%(f)
Ratio of net expenses to average net assets (g)           0.87%(h)      0.90%        0.88%        0.86%        0.86%        0.86%
Ratio of net investment income (loss) to average
  net assets        (                                     0.28)%(h)    (0.33)%      (0.20)%       0.06%       (0.13)%      (0.25)%
Portfolio turnover rate                                     27%(c)        83%          85%          97%          93%         106%
Net assets, end of period (in thousands)              $128,464      $105,450     $123,007     $109,926     $119,727     $132,496

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(g)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(h)   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 3,284,879
      Long-term capital gain                                         12,832,359
                                                                    -----------
        Total                                                       $16,117,238
                                                                    ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term capital gain                          $15,314,939
      Net unrealized appreciation                                    10,046,887
                                                                    -----------
        Total                                                       $25,361,826
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares

      The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.74% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,207 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                        Trustees
Lisa M. Jones, President and Chief Executive Officer            Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and              David R. Bock
   Accounting Officer                                           Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer        Benjamin M. Friedman
                                                                Margaret B.W. Graham
                                                                Lisa M. Jones
                                                                Lorraine H. Monchak
                                                                Marguerite A. Piret
                                                                Fred J. Ricciardi
Investment Adviser and Administrator                            Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-13-0819

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    8

   Financial Statements                                                      11

   Notes to Financial Statements                                             16

   Trustees, Officers and Service Providers                                  21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Financials                                                                 19.2%
Real Estate                                                                14.1%
Consumer Discretionary                                                     13.9%
Information Technology                                                     12.9%
Industrials                                                                12.7%
Health Care                                                                 9.5%
Materials                                                                   6.1%
Utilities                                                                   5.4%
Energy                                                                      4.0%
Consumer Staples                                                            2.2%

5 Largest Holdings
(As a percentage of total investments)*

1.  Ingersoll-Rand Plc                                                     3.21%
--------------------------------------------------------------------------------
2.  Entergy Corp.                                                          2.83
--------------------------------------------------------------------------------
3.  Dollar General Corp.                                                   2.59
--------------------------------------------------------------------------------
4.  Public Service
    Enterprise Group, Inc.                                                 2.58
--------------------------------------------------------------------------------
5.  CDW Corp.                                                              2.35

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  6/30/19           12/31/18
   Class I                                 $17.18             $15.53
   Class II                                $16.99             $15.35

                                 Net
Distributions per Share          Investment     Short-Term        Long-Term
(1/1/19 -- 6/30/19)              Income         Capital Gains     Capital Gains
   Class I                       $0.2417        $   --            $1.144
   Class II                      $0.1919        $   --            $1.144

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Mid       Pioneer Mid
               Cap Value         Cap Value
               VCT               VCT               Russell
               Portfolio         Portfolio         Midcap Value
               Class I           Class II          Index
6/09           $10,000           $10,000           $10,000
6/10           $11,577           $11,555           $12,891
6/11           $15,092           $15,026           $17,309
6/12           $14,124           $14,020           $17,245
6/13           $17,020           $16,859           $22,013
6/14           $22,168           $21,908           $28,124
6/15           $22,678           $22,349           $29,157
6/16           $22,520           $22,133           $30,103
6/17           $25,786           $25,286           $34,897
6/18           $27,005           $26,424           $37,548
6/19           $27,349           $26,691           $38,930

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

---------------------------------------------------------------------
                                                      Russell Midcap
                      Class I         Class II         Value Index
---------------------------------------------------------------------
10 Years               10.58%           10.32%             14.56%
5 Years                 4.29             4.03               6.72
1 Year                  1.27             1.01               3.68

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

     Share Class                                           I               II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/19                 $1,000.00       $1,000.00
     Ending Account Value on 6/30/19                   $1,195.30       $1,193.70
     Expenses Paid During Period*                      $    3.97       $    5.33

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

     Share Class                                           I               II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/19                 $1,000.00       $1,000.00
     Ending Account Value on 6/30/19                   $1,021.17       $1,019.93
     Expenses Paid During Period*                      $    3.66       $    4.91

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Stanish discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2019. Mr. Shadek, Senior Vice President, Director of Mid Cap Value, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer, and Raymond K. Haddad, a vice president and a portfolio manager at Amundi Pioneer*.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 19.53% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 19.37%, while the Portfolio's benchmark, the Russell Midcap Value Index, returned 18.02%.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2019?

A: U.S. equities staged a strong rally during the six-month period. In fact, the Standard & Poor's 500 Index (the S&P 500) registered its best performance for the first half of a calendar year since 1997, returning more than 18.5% from January 1st through June 30th.

      Heading into the six-month period, equity markets faced a potentially challenging combination of slowing global economic growth, rising tariffs on both U.S. and Chinese goods due to ongoing trade disputes between the two countries, and uncertainty about the outlook for corporate profits. However, a shift in U.S. Federal Reserve (Fed) interest-rate policy, from tightening throughout 2018 to potentially easing in 2019, far outweighed the other concerns and spurred a market rally.

      After raising interest rates four times in 2018, the Fed adopted an increasingly dovish tone on monetary policy as the six-month period progressed, fueling expectations that it may reverse course from interest-rate hikes and actually cut rates several times by mid-2020. The expectations represented a stark contrast to the market consensus of late 2018, when investors were anticipating continued Fed interest-rate increases through 2019. The 180-degree turn in Fed monetary policy provided a firm underpinning for the market, and helped equity performance more than overcome the potential headwinds from the other factors mentioned earlier.

      Over the first half of 2019, equity markets were positive in every month except for May, when concerns about trade disputes and tariffs reached their apex. Mid-cap growth stocks easily outpaced mid-cap value stocks during the period, as the Russell Midcap Growth Index returned more than 26%, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index) returned 18%.

* Effective July 31, 2019, Ned Shadek left the firm and was no longer a manager on the Portfolio. Raymond Haddad and Timothy Stanish remain co-managers, and will continue to manage the Portfolio using the same investment process.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      Within the Russell Index, information technology, industrials, and financials were the top-performing sectors. Consumer staples, energy, and consumer discretionary, while still positive, lagged the rest of the sectors in the Russell Index.

Q: Which of your investment strategies either contributed to or detracted from the Portfolio's performance relative to the Russell Index during the six-month period ended June 30, 2019?

A: The Portfolio outperformed the Russell Index during the period, with both sector allocation and stock selection results contributing positively to relative returns. With regard to asset allocation, an underweight to the consumer staples sector, which was the worst performer in the Russell Index for the period, and an overweight to information technology, the best-performing sector, benefited the Portfolio's benchmark-relative results. Conversely, an overweight to the weaker consumer discretionary sector detracted from the Portfolio's benchmark-relative performance. As for stock selection, results were strongest for the Portfolio relative to the benchmark in consumer discretionary and real estate, and weakest in consumer staples and energy.

      Individual Portfolio holdings that aided benchmark-relative performance during the six-month period included Ingersoll-Rand, CDW, Dollar General, and Lam Research. Ingersoll-Rand manufactures central heaters, air conditioners, air cleaners, and fluid-handling products. Ingersoll has continued to benefit from healthy trends in both residential and commercial HVAC (heating, ventilation, air conditioning) end-markets. The company also appears to have continued margin-expansion potential from self-help initiatives. In addition, Ingersoll plans to spin-off its industrial segment from its climate business, which we believe should further highlight the value in the company's various parts. CDW is a distributor of information technology (IT) products and services. The company is a play on healthy trends in overall IT spending, which we believe will continue. Specifically, CDW continues to focus its business on international and small companies that have higher growth profiles than overall IT spending.

      Dollar General (DG) operates a chain of discount retail stores located mostly in rural areas. We believe DG will continue to put up strong earnings-per-share (EPS) growth in the food-retailing category, driven by its rollout of natural/organic products and the "DG Fresh" initiative, which could potentially drive earnings growth to the 10% level. Lam Research is an IT firm that we added to the Portfolio during the period, as we took advantage of improved valuations after the fourth-quarter 2018 meltdown in the equity market. The company makes equipment used by semiconductor chipmakers to test their chips, and it has been generating more revenue from parts and services, which has made Lam a more stable, less cyclical business. It is also a leading company in its industry.

      Individual positions that detracted from the Portfolio's benchmark-relative performance during the six-month period included Centene, Green Dot, Murphy Oil, and DXC Technology.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

      Shares of Centene, a multi-line managed health care organization, fell during the period due to political uncertainty about the future of the Affordable Care Act. We sold the Portfolio's position in Centene due to the current concerns, even though we still like the company. Green Dot provides debit card products and prepaid card-reloading services. The need to increase marketing investments to maintain revenue growth has been an issue plaguing the company for some time now. We sold the stock from the Portfolio, as we believe the issue will persist for several quarters. Murphy Oil is an oil & gas exploration-and-production (E&P) company. Despite selling some assets and transforming its portfolio to oil-weighted assets, the company has continued to struggle with declining energy complex prices, thus capping any earnings multiple strength. DXC Technology provides IT services including analytics, apps, business processes, and cloud services and solutions. DXC has had to increase investments and offer customers deeper discounts than expected, and that has hurt its overall performance.

Q: Did you invest the Portfolio in any derivative securities during the six-month period ended June 30, 2019?

A:    No, the Portfolio did not own any derivatives during the period.

Q: What is your outlook heading into the second half of the Portfolio's fiscal year?

A: Domestic economic growth over the first half of 2019 appears to be slowing from the robust pace we witnessed in 2018. We believe the most likely economic scenario is a "soft landing," with moderate growth rates prevailing for the foreseeable future.

      Equity markets, in our view, will remain volatile until there is progress toward resolving trade disputes between the U.S. and its key trading partners, particularly China. With that in mind, we continue to focus on seeking higher-quality value stocks of companies with strong balance sheets and durable business models. Given the underperformance of some deeper-value cyclical stocks, however, we believe there also may be an opportunity to add Portfolio exposure, selectively, to such stocks in the coming quarters. We find equity valuations to be reasonable overall, given the recent decline in interest rates, which makes the potential dividend yield* provided by stocks more attractive than other investment alternatives by comparison.

      Given the uncertainty with respect to economic growth and trade disputes, however, we believe the current market environment favors an active approach to managing money, and one that appropriately balances the quality of a business with the stock's valuation. For that reason, we are confident that our investment process is poised to generate solid performance for the Portfolio's shareholders in this environment.

*     Dividends are not guaranteed.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      With respect to positioning, the Portfolio's largest overweights versus the Russell Index as of period-end are in the consumer discretionary, information technology, and health care sectors. In those sectors, we have been finding stocks of what we believe are quality companies trading at attractive valuations; and, in many cases, the companies have been benefiting from secular growth trends. The Portfolio's largest underweights are in the consumer staples and utilities sectors, which are typically more defensive areas with stocks generally trading at unattractive valuations.

      As always, the Portfolio's sector positioning results from bottom-up stock picking rather than from a top-down macroeconomic approach, as we believe sound fundamental analysis is the key to pursuing attractive long-term, risk-adjusted returns.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                      Value
                     UNAFFILIATED ISSUERS -- 98.4%
                     COMMON STOCKS -- 98.4%
                     of Net Assets
                     Aerospace & Defense -- 1.6%
   20,856            Huntington Ingalls Industries, Inc.                $  4,687,177
                                                                        ------------
                     Total Aerospace & Defense                          $  4,687,177
                                                                        ------------
                     Banks -- 6.0%
  121,846            Cathay General Bancorp                             $  4,375,490
   34,943            First Republic Bank                                   3,412,184
  343,437            Huntington Bancshares, Inc.                           4,746,299
   20,930(a)         SVB Financial Group                                   4,700,669
                                                                        ------------
                     Total Banks                                        $ 17,234,642
                                                                        ------------
                     Building Products -- 1.5%
  108,475            Masco Corp.                                        $  4,256,559
                                                                        ------------
                     Total Building Products                            $  4,256,559
                                                                        ------------
                     Capital Markets -- 1.8%
   54,407            Nasdaq, Inc.                                       $  5,232,321
                                                                        ------------
                     Total Capital Markets                              $  5,232,321
                                                                        ------------
                     Chemicals -- 1.1%
   28,923            Celanese Corp.                                     $  3,117,899
                                                                        ------------
                     Total Chemicals                                    $  3,117,899
                                                                        ------------
                     Communications
                     Equipment -- 1.7%
   28,775            Motorola Solutions, Inc.                           $  4,797,656
                                                                        ------------
                     Total Communications
                     Equipment                                          $  4,797,656
                                                                        ------------
                     Consumer Finance -- 1.1%
   42,297            Discover Financial Services                        $  3,281,824
                                                                        ------------
                     Total Consumer Finance                             $  3,281,824
                                                                        ------------
                     Containers &
                     Packaging -- 4.2%
   32,285            Avery Dennison Corp.                               $  3,734,729
   75,450(a)         Ball Corp.                                            5,280,745
   55,772(a)         Berry Global Group, Inc.                              2,933,049
                                                                        ------------
                     Total Containers &
                     Packaging                                          $ 11,948,523
                                                                        ------------
                     Electric Utilities -- 2.8%
   77,996            Entergy Corp.                                      $  8,028,129
                                                                        ------------
                     Total Electric Utilities                           $  8,028,129
                                                                        ------------
                     Electrical Equipment -- 0.4%
    8,260            Acuity Brands, Inc.                                $  1,139,137
                                                                        ------------
                     Total Electrical Equipment                         $  1,139,137
                                                                        ------------
                     Electronic Equipment,
                     Instruments &
                     Components -- 3.3%
   59,978            CDW Corp.                                          $  6,657,558
   31,450            Keysight Technologies, Inc.                           2,824,525
                                                                        ------------
                     Total Electronic Equipment,
                     Instruments & Components                           $  9,482,083
                                                                        ------------
                     Equity Real Estate
                     Investment Trusts
                     (REIT) -- 13.9%
   99,175            Americold Realty Trust                             $  3,215,254
   26,791            Camden Property Trust                                 2,796,712
  173,766            Duke Realty Corp.                                     5,492,743
    4,319            Equinix, Inc.                                         2,178,029
   48,084            Extra Space Storage, Inc.                             5,101,712
   87,912            Gaming & Leisure Properties, Inc.                     3,426,810
   89,574            HCP, Inc.                                             2,864,577
  179,772            Invitation Homes, Inc.                                4,805,306
   48,695            Lamar Advertising Co.                                 3,930,173
   48,374            Sun Communities, Inc.                                 6,201,063
                                                                        ------------
                     Total Equity Real Estate
                     Investment Trusts (REIT)                           $ 40,012,379
                                                                        ------------
                     Food & Staples
                     Retailing -- 0.8%
   30,718            Sysco Corp.                                        $  2,172,377
                                                                        ------------
                     Total Food & Staples
                     Retailing                                          $  2,172,377
                                                                        ------------
                     Food Products -- 1.5%
   40,386            Post Holdings, Inc.                                $  4,198,932
                                                                        ------------
                     Total Food Products                                $  4,198,932
                                                                        ------------
                     Health Care Equipment &
                     Supplies -- 5.7%
   16,237            Cooper Cos., Inc.                                  $  5,470,083
  106,678(a)         Hologic, Inc.                                         5,122,677
   18,189            STERIS Plc                                            2,707,978
   25,988            West Pharmaceutical Services, Inc.                    3,252,398
                                                                        ------------
                     Total Health Care Equipment
                     & Supplies                                         $ 16,553,136
                                                                        ------------
                     Health Care Providers &
                     Services -- 2.6%
   55,950(a)         Henry Schein, Inc.                                 $  3,910,905
   20,391(a)         Laboratory Corp. of America
                     Holdings                                              3,525,604
                                                                        ------------
                     Total Health Care Providers
                     & Services                                         $  7,436,509
                                                                        ------------
                     Hotels, Restaurants &
                     Leisure -- 1.3%
   46,511            Dunkin' Brands Group, Inc.                         $  3,705,066
                                                                        ------------
                     Total Hotels, Restaurants &
                     Leisure                                            $  3,705,066
                                                                        ------------
                     Household Durables -- 4.0%
   26,784(a)         Mohawk Industries, Inc.                            $  3,949,836
  175,358            PulteGroup, Inc.                                      5,544,820
   13,847            Whirlpool Corp.                                       1,971,259
                                                                        ------------
                     Total Household Durables                           $ 11,465,915
                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                      Value
                     Insurance -- 8.7%
   14,058            Allstate Corp.                                     $  1,429,558
   35,493            American Financial Group, Inc.                        3,636,968
   80,413            Assured Guaranty, Ltd.                                3,383,779
  134,653(a)         Brown & Brown, Inc.                                   4,510,876
   75,328            First American Financial Corp.                        4,045,114
   71,972            Lincoln National Corp.                                4,638,595
  154,710            Old Republic International Corp.                      3,462,410
                                                                        ------------
                     Total Insurance                                    $ 25,107,300
                                                                        ------------
                     IT Services -- 4.3%
   77,374            Booz Allen Hamilton Holding Corp.                  $  5,122,932
   39,744            DXC Technology Co.                                    2,191,882
   29,472            Euronet Worldwide, Inc.                               4,958,369
                                                                        ------------
                     Total IT Services                                  $ 12,273,183
                                                                        ------------
                     Life Sciences Tools &
                     Services -- 1.0%
   37,936            Agilent Technologies, Inc.                         $  2,832,681
                                                                        ------------
                     Total Life Sciences Tools &
                     Services                                           $  2,832,681
                                                                        ------------
                     Machinery -- 7.9%
   43,445(a)         Gardner Denver Holdings, Inc.                      $  1,503,197
   71,772            Ingersoll-Rand Plc                                    9,091,359
   72,655            PACCAR, Inc.                                          5,206,457
   29,667            Stanley Black & Decker, Inc.                          4,290,145
   55,916            Timken Co.                                            2,870,728
                                                                        ------------
                     Total Machinery                                    $ 22,961,886
                                                                        ------------
                     Metals & Mining -- 0.7%
   39,467            Nucor Corp.                                        $  2,174,632
                                                                        ------------
                     Total Metals & Mining                              $  2,174,632
                                                                        ------------
                     Multiline Retail -- 2.5%
   54,277            Dollar General Corp.                               $  7,336,079
                                                                        ------------
                     Total Multiline Retail                             $  7,336,079
                                                                        ------------
                     Multi-Utilities -- 2.5%
  124,254            Public Service Enterprise Group,
                     Inc.                                               $  7,308,620
                                                                        ------------
                     Total Multi-Utilities                              $  7,308,620
                                                                        ------------
                     Oil, Gas & Consumable
                     Fuels -- 4.0%
   38,782            Diamondback Energy, Inc.                           $  4,226,075
  147,673            Marathon Oil Corp.                                    2,098,433
   85,372            Murphy Oil Corp.                                      2,104,420
   19,281            Pioneer Natural Resources Co.                         2,966,575
                                                                        ------------
                     Total Oil, Gas & Consumable
                     Fuels                                              $ 11,395,503
                                                                        ------------
                     Road & Rail -- 1.1%
   24,936            Kansas City Southern                               $  3,037,704
                                                                        ------------
                     Total Road & Rail                                  $  3,037,704
                                                                        ------------
                     Semiconductors &
                     Semiconductor
                     Equipment -- 2.2%
   19,875            Lam Research Corp.                                 $  3,733,320
  134,138(a)         ON Semiconductor Corp.                                2,710,929
                                                                        ------------
                     Total Semiconductors &
                     Semiconductor Equipment                            $  6,444,249
                                                                        ------------
                     Software -- 0.8%
   38,625(a)         SS&C Technologies Holdings, Inc.                   $  2,225,186
                                                                        ------------
                     Total Software                                     $  2,225,186
                                                                        ------------
                     Specialty Retail -- 4.8%
   98,726            Aaron's, Inc.                                      $  6,062,764
    7,783(a)         O'Reilly Automotive, Inc.                             2,874,418
   44,819            Tractor Supply Co.                                    4,876,307
                                                                        ------------
                     Total Specialty Retail                             $ 13,813,489
                                                                        ------------
                     Technology Hardware,
                     Storage & Peripherals -- 0.4%
   20,322            NetApp, Inc.                                       $  1,253,867
                                                                        ------------
                     Total Technology Hardware,
                     Storage & Peripherals                              $  1,253,867
                                                                        ------------
                     Textiles, Apparel &
                     Luxury Goods -- 1.0%
   29,485            Columbia Sportswear Co.                            $  2,953,218
                                                                        ------------
                     Total Textiles, Apparel &
                     Luxury Goods                                       $  2,953,218
                                                                        ------------
                     Thrifts & Mortgage
                     Finance -- 1.2%
  152,285            Radian Group, Inc.                                 $  3,479,712
                                                                        ------------
                     Total Thrifts & Mortgage
                     Finance                                            $  3,479,712
                                                                        ------------
                     TOTAL COMMON STOCKS
                     (Cost $242,486,187)                                $283,347,573
                                                                        ------------
                     TOTAL INVESTMENTS IN
                     UNAFFILIATED
                     ISSUERS -- 98.4%
                     (Cost $242,486,187)                                $283,347,573
                                                                        ------------
                     OTHER ASSETS AND
                     LIABILITIES -- 1.6%                                $  4,561,162
                                                                        ------------
                     NET ASSETS -- 100.0%                               $287,908,735
                                                                        ============

REIT     Real Estate Investment Trust.

(a)      Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $155,914,933 and $168,855,868, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Portfolio did not engage in cross trade activity.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $243,069,928 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost                $44,695,690
      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value                 (4,418,045)
                                                                        -----------
      Net unrealized appreciation                                       $40,277,645
                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                              Level 1       Level 2     Level 3        Total
Common Stocks              $283,347,573     $  --      $   --       $283,347,573
                           ------------     -----      ------       ------------
     Total
      Investments
      in Securities        $283,347,573     $  --      $   --       $283,347,573
                           ============     =====      ======       ============

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $242,486,187)          $283,347,573
   Cash                                                                          4,664,878
   Receivables --
      Investment securities sold                                                 1,328,137
      Portfolio shares sold                                                          9,888
      Dividends                                                                    209,359
   Other assets                                                                      1,636
                                                                              ------------
         Total assets                                                         $289,561,471
                                                                              ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                         $  1,349,269
      Portfolio shares repurchased                                                 216,843
   Due to affiliates                                                                34,652
   Accrued expenses                                                                 51,972
                                                                              ------------
         Total liabilities                                                    $  1,652,736
                                                                              ------------
NET ASSETS:
   Paid-in capital                                                            $249,848,922
   Distributable earnings                                                       38,059,813
                                                                              ------------
         Net assets                                                           $287,908,735
                                                                              ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $37,076,604/2,157,527 shares)                            $      17.18
                                                                              ============
   Class II (based on $250,832,131/14,761,569 shares)                         $      16.99
                                                                              ============

   The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers                                $2,584,778
   Interest from unaffiliated issuers                                     38,092
                                                                      ----------
      Total investment income                                                          $ 2,622,870
                                                                                       -----------
EXPENSES:
   Management fees                                                    $  923,098
   Administrative expense                                                 63,120
   Distribution fees
      Class II                                                           309,622
   Custodian fees                                                          5,781
   Professional fees                                                      23,887
   Printing expense                                                       13,676
   Trustees' fees                                                          3,407
   Miscellaneous                                                           3,768
                                                                      ----------
      Total expenses                                                                   $ 1,346,359
                                                                                       -----------
         Net investment income                                                         $ 1,276,511
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                              $(3,526,555)
                                                                                       -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                              $51,713,151
                                                                                       -----------
   Net realized and unrealized gain (loss) on investments                              $48,186,596
                                                                                       -----------
   Net increase in net assets resulting from operations                                $49,463,107
                                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Six Months
                                                                                                      Ended              Year
                                                                                                     6/30/19             Ended
                                                                                                   (unaudited)         12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                      $  1,276,511        $  3,120,997
Net realized gain (loss) on investments                                                             (3,526,555)         18,496,275
Change in net unrealized appreciation (depreciation) on investments                                 51,713,151         (84,415,745)
                                                                                                  ------------        ------------
      Net increase (decrease) in net assets resulting from operations                             $ 49,463,107        $(62,798,473)
                                                                                                  ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($1.38 and $1.80 per share, respectively)                                              $ (2,769,330)       $ (3,874,981)
   Class II ($1.33 and $1.75 per share, respectively)                                              (18,372,048)        (24,158,307)
                                                                                                  ------------        ------------
      Total distributions to shareowners                                                          $(21,141,378)       $(28,033,288)
                                                                                                  ------------        ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                 $  4,267,954        $ 20,203,176
Reinvestment of distributions                                                                       21,141,378          28,033,288
Cost of shares repurchased                                                                         (23,191,614)        (46,788,244)
                                                                                                  ------------        ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions           $  2,217,718        $  1,448,220
                                                                                                  ------------        ------------
      Net increase (decrease) in net assets                                                       $ 30,539,447        $(89,383,541)

NET ASSETS:
Beginning of year                                                                                 $257,369,288        $346,752,829
                                                                                                  ============        ============
End of year                                                                                       $287,908,735        $257,369,288
                                                                                                  ============        ============

                                                     Six Months        Six Months
                                                       Ended             Ended
                                                      6/30/19           6/30/19       Year Ended       Year Ended
                                                      Shares            Amount         12/31/18         12/31/18
                                                    (unaudited)      (unaudited)        Shares           Amount
CLASS I
Shares sold                                             39,798       $    703,510        136,374       $  2,674,977
Reinvestment of distributions                          160,914          2,769,330        207,551          3,874,981
Less shares repurchased                               (200,319)        (3,534,950)      (464,779)        (8,951,694)
                                                    ----------       ------------     ----------       ------------
   Net increase (decrease)                                 393       $    (62,110)      (120,854)      $ (2,401,736)
                                                    ----------       ------------     ----------       ------------
CLASS II
Shares sold                                            209,053       $  3,564,444        934,113       $ 17,528,199
Reinvestment of distributions                        1,079,439         18,372,048      1,307,268         24,158,307
Less shares repurchased                             (1,111,787)       (19,656,664)    (1,964,411)       (37,836,550)
                                                    ----------       ------------     ----------       ------------
   Net increase                                        176,705       $  2,279,828        276,970       $  3,849,956
                                                    ==========       ============     ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended      Year       Year       Year       Year         Year
                                                                  6/30/19     Ended      Ended      Ended      Ended        Ended
                                                                (unaudited) 12/31/18   12/31/17   12/31/16*  12/31/15*    12/31/14*
Class I
Net asset value, beginning of period                            $ 15.53     $ 21.11    $ 20.49    $ 18.88    $ 22.79      $ 22.96
                                                                -------     -------    -------    -------    -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.10(a)  $  0.23(a) $  0.13(a) $  0.17(a) $  0.18(a)   $  0.21
   Net realized and unrealized gain (loss) on investments          2.93       (4.01)      2.36       2.81      (1.38)        3.11
                                                                -------     -------    -------    -------    -------      -------
      Net increase (decrease) from investment operations        $  3.03     $ (3.78)   $  2.49    $  2.98    $ (1.20)     $  3.32
                                                                -------     -------    -------    -------    -------      -------
Distributions to shareowners:
   Net investment income                                        $ (0.24)    $ (0.14)   $ (0.18)   $ (0.14)   $ (0.18)     $ (0.22)
   Net realized gain                                              (1.14)      (1.66)     (1.69)     (1.23)     (2.53)       (3.27)
                                                                -------     -------    -------    -------    -------      -------
Total distributions                                             $ (1.38)    $ (1.80)   $ (1.87)   $ (1.37)   $ (2.71)     $ (3.49)
                                                                -------     -------    -------    -------    -------      -------
Net increase (decrease) in net asset value                      $  1.65     $ (5.58)   $  0.62    $  1.61    $ (3.91)     $ (0.17)
                                                                -------     -------    -------    -------    -------      -------
Net asset value, end of period                                  $ 17.18     $ 15.53    $ 21.11    $ 20.49    $ 18.88      $ 22.79
                                                                =======     =======    =======    =======    =======      =======
Total return (b)                                                  19.53%(c)  (19.34)%    13.17%     16.56%     (6.14)%(d)   15.09%
Ratio of net expenses to average net assets (e)                    0.73%(f)    0.73%      0.71%      0.71%      0.71%        0.71%
Ratio of net investment income (loss) to average net assets        1.12%(f)    1.19%      0.64%      0.91%      0.84%        0.87%
Portfolio turnover rate                                              56%(c)      81%        61%        75%        87%          62%
Net assets, end of period (in thousands)                        $37,077     $33,506    $48,082    $68,552    $70,412      $88,618

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

                                                           Six Months
                                                              Ended       Year        Year        Year        Year          Year
                                                             6/30/19      Ended       Ended       Ended       Ended         Ended
                                                           (unaudited)  12/31/18    12/31/17    12/31/16*   12/31/15*     12/31/14*
Class II
Net asset value, beginning of period                       $  15.35     $  20.87    $  20.28    $  18.70    $  22.59      $   22.79
                                                           --------     --------    --------    --------    --------      ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.07(a)  $   0.18(a) $   0.08(a) $   0.12(a) $   0.12(a)   $    0.15
   Net realized and unrealized gain (loss) on investments      2.90        (3.95)       2.33        2.78       (1.36)          3.08
                                                           --------     --------    --------    --------    --------      ---------
      Net increase (decrease) from investment operations   $   2.97     $  (3.77)   $   2.41    $   2.90    $  (1.24)     $    3.23
                                                           --------     --------    --------    --------    --------      ---------
Distributions to shareowners:
   Net investment income                                   $  (0.19)    $  (0.09)   $  (0.13)   $  (0.09)   $  (0.12)     $   (0.16)
   Net realized gain                                          (1.14)       (1.66)      (1.69)      (1.23)      (2.53)         (3.27)
                                                           --------     --------    --------    --------    --------      ---------
Total distributions                                        $  (1.33)    $  (1.75)   $  (1.82)   $  (1.32)   $  (2.65)     $   (3.43)
                                                           --------     --------    --------    --------    --------      ---------
Net increase (decrease) in net asset value                 $   1.64     $  (5.52)   $   0.59    $   1.58    $  (3.89)     $   (0.20)
                                                           --------     --------    --------    --------    --------      ---------
Net asset value, end of period                             $  16.99     $  15.35    $  20.87    $  20.28    $  18.70      $   22.59
                                                           ========     ========    ========    ========    ========      =========
Total return (b)                                              19.37%(c)   (19.49)%     12.87%      16.23%      (6.35)%(d)    14.80%
Ratio of net expenses to average net assets (e)                0.98%(f)     0.98%       0.96%       0.96%       0.96%         0.96%
Ratio of net investment income (loss) to average net
  assets                                                       0.87%(f)     0.95%       0.39%       0.67%       0.60%         0.62%
Portfolio turnover rate                                          56%(c)       81%         61%         75%         87%           62%
Net assets, end of period (in thousands)                   $250,832     $223,863    $298,671    $294,399    $274,774      $318,225

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VTC Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended December 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 1,562,158
      Long-term capital gain                                         26,471,130
                                                                    -----------
       Total distributions                                          $28,033,288
                                                                    ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed ordinary income                                $  3,120,797
      Undistributed long-term capital gain                           18,018,836
      Unrealized depreciation                                       (11,401,549)
                                                                   ------------
       Total                                                       $  9,738,084
                                                                   ============

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,150 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,502 in distribution fees payable to the Distributor at June 30, 2019.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                      Trustees
Lisa M. Jones, President and Chief Executive Officer          Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and            David R. Bock
   Accounting Officer                                         Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer      Benjamin M. Friedman
                                                              Margaret B.W. Graham
                                                              Lisa M. Jones
                                                              Lorraine H. Monchak
                                                              Marguerite A. Piret
                                                              Fred J. Ricciardi
Investment Adviser and Administrator                          Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-13-0819

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    7

   Financial Statements                                                       9

   Notes to Financial Statements                                             14

   Trustees, Officers and Service Providers                                  21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Residential REITs                                                          21.4%
Industrial REITs                                                           20.4%
Specialized REITs                                                          18.3%
Health Care REITs                                                           9.7%
Retail REITs                                                                8.9%
Diversified REITs                                                           8.0%
Office REITs                                                                7.1%
Building Products                                                           2.1%
Real Estate Operating Companies                                             1.3%
Home Furnishings                                                            1.1%
Environmental & Facilities Services                                         0.7%
Construction Materials                                                      0.6%
Casinos & Gaming                                                            0.4%

5 Largest Holdings
(As a percentage of total investments)*

1.  Prologis, Inc.                                                         7.06%
--------------------------------------------------------------------------------
2.  Equinix, Inc.                                                          6.95
--------------------------------------------------------------------------------
3.  Extra Space Storage, Inc.                                              4.61
--------------------------------------------------------------------------------
4.  Sun Communities, Inc.                                                  4.07
--------------------------------------------------------------------------------
5.  Equity LifeStyle Properties, Inc.                                      3.61

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     6/30/19         12/31/18
   Class I                                    $10.63          $12.55
   Class II                                   $10.67          $12.58

                                Net
Distributions per Share:        Investment      Short-Term         Long-Term
(1/1/19 -- 6/30/19)             Income          Capital Gains      Capital Gains
   Class I                      $0.1500         $   --             $4.2285
   Class II                     $0.1300         $   --             $4.2285

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


               Pioneer Real      Pioneer Real
               Estate            Estate
               Shares VCT        Shares VCT
               Portfolio,        Portfolio,        MSCI U.S.
               Class I           Class II          REIT Index
6/09           $10,000           $10,000           $10,000
6/10           $15,618           $15,592           $15,523
6/11           $20,751           $20,677           $20,815
6/12           $23,458           $23,320           $23,561
6/13           $25,389           $25,186           $25,688
6/14           $28,722           $28,415           $29,125
6/15           $30,220           $29,837           $30,270
6/16           $37,010           $36,432           $37,564
6/17           $36,019           $35,394           $36,880
6/18           $36,768           $36,009           $38,197
6/19           $40,460           $39,535           $42,423

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

--------------------------------------------------------------------------------
                                                                     MSCI U.S.
                             Class I             Class II            REIT Index
--------------------------------------------------------------------------------
10 Years                     15.00%              14.74%              15.55%
5 Years                       7.09%               6.83%               7.81%
1 Year                       10.04%               9.79%              11.06%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Effective January 1, 2018, AmundiPioneer became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

      Share Class                                      I              II
      ----------------------------------------------------------------------
      Beginning Account Value on 1/1/19            $1,000.00      $1,000.00
      Ending Account Value on 6/30/19              $1,186.10      $1,184.90
      Expenses Paid During Period*                 $    7.48      $    8.83

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.38% and 1.63% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

      Share Class                                      I              II
      ----------------------------------------------------------------------
      Beginning Account Value on 1/1/19            $1,000.00      $1,000.00
      Ending Account Value on 6/30/19              $1,017.95      $1,016.71
      Expenses Paid During Period*                 $    6.90      $    8.15

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.38% and 1.63% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of the Pioneer Real Estate Shares VCT Portfolio during the six-month period ended June 30, 2019. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 18.61% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 18.49%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 17.77%.

Q: How would you describe the market environment for REIT investors during the six-month period ended June 30, 2019?

A: The six-month reporting period was a very rewarding time to be invested in equities, as investors applauded the prospects of easier monetary policy from the Federal Reserve (the Fed) and optimism about at least some resolution to the U.S.-China trade dispute. However, while the Fed's more dovish tone on interest rates contributed to rising equity prices, the rally was not without heightened market volatility. In May, investor optimism briefly faded when U.S.-China trade talks hit an impasse and both countries imposed a new round of tariffs. At the end of June, however, the two countries agreed to suspend new tariffs and resume trade negotiations. That development, combined with rising investor expectations for interest-rate cuts by the Fed as early as the summer of 2019, contributed to a hospitable environment for REITs, which finished the six-month period with a strong 17.77% return.

Q: Which strategies or investments aided the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019?

A: The Portfolio's strong absolute and benchmark-relative performance results during the reporting period derived from positive sector allocation and stock selection strategies. With the U.S. economy in its late-cycle phase, we continued to focus on investments in the higher-quality, growth-oriented subsectors of the REIT market, where we believe long-term secular drivers of growth have justified the relatively higher stock valuations in those areas. The secular themes included e-Commerce (warehouses) and apartment REITs, sectors that benefited from favorable supply/demand dynamics during the six-month period and contributed positively to the Portfolio's benchmark-relative results.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      Within the apartment subsector, however, we changed the Portfolio's emphasis from German housing to U.S.-manufactured housing rentals. As part of the strategy, we reduced the Portfolio's overweight exposures to the Deutsche Wohnen and Vonovia REITs toward the end of the period, given efforts by politicians in Germany to draft legislation that would limit rent increases. Prior to that development, the two companies had been benefiting from a loosening of rent-control policies aimed at stimulating increased housing construction in a German housing market starved for new supply. The proposed law had not yet been passed by the close of the six-month period; however, given the uncertainty, we still decided to reduce the size of the Portfolio's positions in the two stocks.

      We reinvested the proceeds in the manufactured housing rental market, where we found better value compared to the more widely followed apartment REIT sector. The manufactured housing rental market leases land to renters who then buy relatively inexpensive prefabricated homes to build on the land. Positions in Sun Communities and Equity Lifestyle, which performed very well for the period and benefited the Portfolio's benchmark-relative performance, exemplify our strategy in the subsector.

      Another strategy that contributed positively to the Portfolio's benchmark-relative results during the period was our decision to avoid exposure to lodging REITs. The lodging sector underperformed the market for the period due to oversupply, which led to weak pricing and more tepid growth prospects in the hotel sector.

Q: Which strategies or investments detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019?

A: From a sector allocation perspective, data centers performed well during the reporting period. However, our decision to reduce the Portfolio's weighting in the sector worked against us and detracted from benchmark-relative returns. We were concerned that the leasing activities of hyper-scale tech companies would hurt the data-center REIT group in 2019, after the sector's very strong performance in 2018. Accordingly, we sold the Portfolio's position in Digital Realty, while maintaining an overweight position in Equinix.

      With regard to individual detractors, the Portfolio's underweight position in Welltower, a REIT that invests in senior housing, assisted living, and memory-care communities, was a drag on benchmark-relative returns. The stock actually performed very well during the period, but as part of our broader strategy within the health care subsector, we have been underweighting the Portfolio to senior housing communities such as Welltower because of oversupply issues relative to demand. While we believe aging demographics make senior housing communities an attractive secular theme over the longer term, we are waiting for the supply overhang to dissipate, and for demand/supply dynamics to come into balance.

      Additionally, the Portfolio's lack of exposure to Ventas, a REIT specializing in health care facilities, also weighed on benchmark-relative returns, as Ventas outperformed the broader U.S. real estate market during the six-month period.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: Did you invest the Portfolio in any derivative securities during the six-month period ended June 30, 2019?

A:    No, the Portfolio held no derivative investments during the period.

Q:    What is your outlook for REITs for the balance of 2019?

A: At the close of the six-month period ended June 30th, the current economic expansion -- which began in the wake of the 2008/2009 financial crisis and the ensuing recession -- became the longest in U.S. history. That said, we continue to have a constructive view on stocks and real estate-related investments, especially given other investment alternatives such as fixed-income securities. We also believe the current business cycle has room to run, given the Fed's pivot away from interest-rate hikes and toward monetary easing. In addition, inflation has remained tame, business and consumer confidence have remained stable, and companies seem committed to investing in capital projects.

Please refer to the Schedule of Investments on pages 7 - 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                                     Value
                  UNAFFILIATED ISSUERS -- 98.9%
                  COMMON STOCKS -- 98.9% of Net Assets
                  Building Products -- 2.1%
     4,200        AAON, Inc.                                               $   210,756
     5,805        Advanced Drainage Systems, Inc.                              190,346
     1,550        Allegion PLC                                                 171,353
                                                                           -----------
                  Total Building Products                                  $   572,455
                                                                           -----------
                  Commercial Services &
                  Supplies -- 0.7%
     2,042        Waste Connections, Inc.                                  $   195,174
                                                                           -----------
                  Total Commercial Services &
                  Supplies                                                 $   195,174
                                                                           -----------
                  Construction Materials -- 0.5%
     1,121        Vulcan Materials Co.                                     $   153,925
                                                                           -----------
                  Total Construction Materials                             $   153,925
                                                                           -----------
                  Equity Real Estate Investment
                  Trusts (REITs) -- 92.7%
     7,921        Agree Realty Corp.                                       $   507,340
     3,862        Alexandria Real Estate Equities, Inc.                        544,890
     4,668        American Assets Trust, Inc.                                  219,956
     7,796        American Homes 4 Rent                                        189,521
     2,082        American Tower Corp.                                         425,665
    22,961        Americold Realty Trust                                       744,396
     4,105        AvalonBay Communities, Inc.                                  834,054
     6,888        Camden Property Trust                                        719,038
    16,931        CareTrust Real Estate Investment Trust, Inc.                 402,619
    11,090        Community Healthcare Trust, Inc.                             437,057
     6,955        CoreCivic, Inc.                                              144,386
     3,863        CorEnergy Infrastructure Trust, Inc.                         153,206
    10,537        Cousins Properties, Inc.                                     381,123
    21,271        CubeSmart                                                    711,302
    15,295        Douglas Emmett, Inc.                                         609,353
     5,377        EastGroup Properties, Inc.                                   623,624
     3,717        Equinix, Inc.                                              1,874,446
     8,026        Equity LifeStyle Properties, Inc.                            973,875
     9,999        Essential Properties Realty Trust, Inc.                      200,380
    11,726        Extra Space Storage, Inc.                                  1,244,129
     3,028        Granite Real Estate Investment Trust                         139,538
    17,123        Hannon Armstrong Sustainable
                  Infrastructure Capital, Inc.                                 482,526
    27,267        HCP, Inc.                                                    871,999
     3,146        Innovative Industrial Properties, Inc.                       388,720
    16,127        Invitation Homes, Inc.                                       431,075
     5,025        Liberty Property Trust                                       251,451
     8,238        Mack-Cali Realty Corp.                                       191,863
    11,790        Medical Properties Trust, Inc.                               205,617
     3,629        Mid-America Apartment Communities, Inc.                      427,351
    14,577        NexPoint Residential Trust, Inc.                             603,488
    10,955        NorthStar Realty Europe Corp.                                179,991
     8,700        Outfront Media, Inc.                                         224,373
    23,781        Prologis, Inc.                                             1,904,858
     2,535        PS Business Parks, Inc.                                      427,223
    13,672        Realty Income Corp.                                          942,958
     5,339        Retail Value, Inc.                                           185,797
    15,031        Rexford Industrial Realty, Inc.                              606,802
     3,735        Simon Property Group, Inc.                                   596,704
     3,732        Spirit Realty Capital, Inc.                                  159,207
    13,888        STORE Capital Corp.                                          460,943
     8,570        Sun Communities, Inc.                                      1,098,588
    12,330        Terreno Realty Corp.                                         604,663
    10,526        UDR, Inc.                                                    472,512
     2,803        Universal Health Realty Income Trust                         238,059
     7,484        VICI Properties, Inc.                                        164,947
     5,736        Welltower, Inc.                                              467,656
     7,516        WP Carey, Inc.                                               610,149
                                                                           -----------
                  Total Equity Real Estate
                  Investment Trusts (REITs)                                $25,279,418
                                                                           -----------
                  Hotels, Restaurants &
                  Leisure -- 0.4%
     2,550(a)     Eldorado Resorts, Inc.                                   $   117,478
                                                                           -----------
                  Total Hotels, Restaurants &
                  Leisure                                                  $   117,478
                                                                           -----------
                  Household Durables -- 1.1%
     2,011(a)     Mohawk Industries, Inc.                                  $   296,562
                                                                           -----------
                  Total Household Durables                                 $   296,562
                                                                           -----------
                  Real Estate Management
                  & Development -- 1.4%
     7,128        TLG Immobilien AG                                        $   208,802
     3,243        Vonovia SE                                                   154,948
                                                                           -----------
                  Total Real Estate Management
                  & Development                                            $   363,750
                                                                           -----------
                  TOTAL COMMON STOCKS
                  (Cost $20,669,337)                                       $26,978,762
                                                                           -----------
                  TOTAL INVESTMENTS IN
                  UNAFFILIATED ISSUERS -- 98.9%
                  (Cost $20,669,337)                                       $26,978,762
                                                                           -----------
                  OTHER ASSETS AND
                  LIABILITIES -- 1.1%                                      $   310,283
                                                                           -----------
                  NET ASSETS -- 100.0%                                     $27,289,045
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $14,912,751 and $16,687,676, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Portfolio did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $20,783,400 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost              $6,389,621
       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                (194,259)
                                                                       ----------
       Net unrealized appreciation                                     $6,195,362
                                                                       ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                Level 1         Level 2      Level 3         Total
Common Stocks                 $26,978,762       $   --       $   --       $26,978,762
                              -----------       ------       ------       -----------
  Total Investments
    in Securities             $26,978,762       $   --       $   --       $26,978,762
                              ===========       ======       ======       ===========

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $20,669,337)             $26,978,762
   Cash                                                                             278,703
   Receivables --
      Portfolio shares sold                                                           1,622
      Dividends                                                                      94,303
   Other assets                                                                          43
                                                                                -----------
         Total assets                                                           $27,353,433
                                                                                -----------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                              $     5,342
      Distributions                                                                     103
      Trustees' fees                                                                    154
      Professional fees                                                              18,982
      Administrative fees                                                            15,167
      Shareowner communications expense                                               3,675
      Printing expenses                                                              13,534
      Custodian fees                                                                  3,314
   Due to affiliates --
      Management fees                                                                 2,971
      Other due to affiliates                                                           771
   Accrued expenses                                                                     375
                                                                                -----------
         Total liabilities                                                      $    64,388
                                                                                -----------
NET ASSETS:
   Paid-in capital                                                              $18,469,189
   Distributable earnings                                                         8,819,856
                                                                                -----------
         Net assets                                                             $27,289,045
                                                                                -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $6,813,379/640,743 shares)                                 $     10.63
                                                                                ===========
   Class II (based on $20,475,666/1,918,283 shares)                             $     10.67
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $1,271) $  454,240
   Interest from unaffiliated issuers                                              1,889
                                                                              ----------
      Total investment income                                                              $  456,129
                                                                                           ----------
EXPENSES:
   Management fees                                                            $  106,733
   Administrative expense                                                         30,071
   Distribution fees
      Class II                                                                    24,924
   Custodian fees                                                                  2,828
   Professional fees                                                              24,905
   Printing expense                                                               13,384
   Trustees' fees                                                                  3,685
   Miscellaneous                                                                   1,931
                                                                              ----------
      Total expenses                                                                       $  208,461
                                                                                           ----------
         Net investment income                                                             $  247,668
                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                     $2,632,712
     Other assets and liabilities denominated in foreign currencies               (2,051)  $2,630,661
                                                                              ----------   ----------
   Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                      $1,604,580
     Other assets and liabilities denominated in foreign currencies                    6   $1,604,586
                                                                              ----------   ----------
   Net realized and unrealized gain (loss) on investments                                  $4,235,247
                                                                                           ----------
   Net increase in net assets resulting from operations                                    $4,482,915
                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Six Months
                                                                                                      Ended
                                                                                                     6/30/19           Year Ended
                                                                                                   (unaudited)          12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                       $   247,668         $    445,003
Net realized gain (loss) on investments                                                              2,630,661            8,229,310
Change in net unrealized appreciation (depreciation) on investments                                  1,604,586          (10,786,129)
                                                                                                   -----------         ------------
      Net increase (decrease) in net assets resulting from operations                              $ 4,482,915         $ (2,111,816)
                                                                                                   -----------         ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($4.38 and $1.84 per share, respectively)                                            $(2,022,173)        $   (878,301)
      Class II ($4.36 and $1.80 per share, respectively)                                            (6,037,257)          (2,630,104)
                                                                                                   -----------         ------------
         Total distributions to shareowners                                                        $(8,059,430)        $ (3,508,405)
                                                                                                   -----------         ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                  $   514,261         $  1,232,192
Reinvestment of distributions                                                                        8,059,430            3,508,405
Cost of shares repurchased                                                                          (2,311,598)          (5,932,824)
                                                                                                   -----------         ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions            $ 6,262,093         $ (1,192,227)
                                                                                                   -----------         ------------
      Net increase (decrease) in net assets                                                        $ 2,685,578         $ (6,812,448)
NET ASSETS:
Beginning of period                                                                                $24,603,467         $ 31,415,915
                                                                                                   -----------         ------------
End of period                                                                                      $27,289,045         $ 24,603,467
                                                                                                   ===========         ============

                                            Six Months          Six Months
                                               Ended               Ended
                                             6/30/19             6/30/19             Year Ended        Year Ended
                                              Shares              Amount              12/31/18          12/31/18
                                            (unaudited)         (unaudited)            Shares            Amount
CLASS I
Shares sold                                     2,836           $    39,915            11,761          $   163,460
Reinvestment of distributions                 183,832             2,022,173            64,839              878,301
Less shares repurchased                       (40,925)             (576,062)          (89,553)          (1,245,960)
                                             --------           -----------          --------          -----------
      Net increase (decrease)                 145,743           $ 1,486,026           (12,953)         $  (204,199)
                                             ========           ===========          ========          ===========
CLASS II
Shares sold                                    33,993           $   474,346            74,372          $ 1,068,732
Reinvestment of distributions                 547,192             6,037,257           193,673            2,630,104
Less shares repurchased                      (125,119)           (1,735,536)         (334,280)          (4,686,864)
                                             --------           -----------          --------          -----------
      Net increase (decrease)                 456,066           $ 4,776,067           (66,235)         $  (988,028)
                                             ========           ===========          ========          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                              6/30/19     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             (unaudited)   12/31/18    12/31/17    12/31/16*   12/31/15*   12/31/14*
Class I
Net asset value, beginning of period                         $12.55       $15.40      $16.37      $ 19.53     $ 21.57     $ 18.77
                                                             ------       ------      ------      -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ 0.14(a)    $ 0.25(a)   $ 0.26(a)   $  0.26(a)  $  0.29(a)  $  0.10
   Net realized and unrealized gain (loss) on investments      2.32        (1.26)       0.28         0.95        0.56        5.37
                                                             ------       ------      ------      -------     -------     -------
      Net increase (decrease) from investment operations     $ 2.46       $(1.01)     $ 0.54      $  1.21     $  0.85     $  5.47
                                                             ------       ------      ------      -------     -------     -------
Distributions to shareowners:
   Net investment income                                     $(0.15)      $(0.25)     $(0.26)     $ (0.27)    $ (0.29)    $ (0.32)
   Net realized gain                                          (4.23)       (1.59)      (1.25)       (4.10)       (2.60)     (2.35)
                                                             ------       ------      ------      -------     -------     -------
Total distributions                                          $(4.38)      $(1.84)     $(1.51)     $ (4.37)    $ (2.89)    $ (2.67)
                                                             ------       ------      ------      -------     -------     -------
Net increase (decrease) in net asset value                   $(1.92)      $(2.85)     $(0.97)     $ (3.16)    $ (2.04)    $  2.80
                                                             ------       ------      ------      -------     -------     -------
Net asset value, end of period                               $10.63       $12.55      $15.40      $ 16.37     $ 19.53     $ 21.57
                                                             ======       ======      ======      =======     =======     =======
Total return (b)                                              18.61%(c)    (7.24)%      3.50%        6.05%       4.79%      30.87%
Ratio of net expenses to average net assets (d)                1.38%(e)     1.37%       1.12%        1.06%       1.03%       1.02%
Ratio of net investment income (loss) to average net assets    2.04%(e)     1.76%       1.63%        1.42%       1.45%       1.51%
Portfolio turnover rate                                          56%(c)      154%          8%           9%         17%         13%
Net assets, end of period (in thousands)                     $6,813       $6,210      $7,824      $ 8,993     $10,215     $10,684

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00+%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

                                                             Six Months
                                                                Ended
                                                              6/30/19     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             (unaudited)   12/31/18    12/31/17    12/31/16*   12/31/15*   12/31/14*
Class II
Net asset value, beginning of period                         $ 12.58      $ 15.44     $ 16.40     $ 19.55     $ 21.60     $ 18.79
                                                             -------      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.12(a)     $0.21(a)  $  0.22(a)  $  0.21(a)  $  0.24(a)  $  0.06
   Net realized and unrealized gain (loss) on investments       2.33        (1.27)       0.29        0.96        0.56        5.37
                                                             -------      -------     -------     -------     -------     -------
      Net increase (decrease) from investment operations     $  2.45      $ (1.06)    $  0.51     $  1.17     $  0.80     $  5.43
                                                             -------      -------     -------     -------     -------     -------
Distributions to shareowners:
   Net investment income                                     $ (0.13)     $ (0.21)    $ (0.22)    $ (0.22)    $ (0.25)    $ (0.27)
   Net realized gain                                           (4.23)       (1.59)      (1.25)      (4.10)      (2.60)      (2.35)
                                                             -------      -------     -------     -------     -------     -------
Total distributions                                          $ (4.36)     $ (1.80)    $ (1.47)    $ (4.32)    $ (2.85)    $ (2.62)
                                                             -------      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (1.91)     $ (2.86)    $ (0.96)    $ (3.15)    $ (2.05)    $  2.81
                                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period                               $ 10.67      $ 12.58     $ 15.44     $ 16.40     $ 19.55     $ 21.60
                                                             =======      =======     =======     =======     =======     =======
Total return (b)                                               18.49%(c)    (7.54)%      3.30%       5.82%       4.52%      30.56%
Ratio of net expenses to average net assets (d)                 1.63%(e)     1.62%       1.37%       1.31%       1.27%       1.26%
Ratio of net investment income (loss) to average net assets     1.80%(e)     1.51%       1.37%       1.18%       1.18%       1.28%
Portfolio turnover rate                                           56%(c)      154%          8%          9%         17%         13%
Net assets, end of period (in thousands)                     $20,476      $18,393     $23,592     $28,116     $31,792     $37,169

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00+%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $  438,489
      Long-term capital gain                                          3,069,916
                                                                     ----------
       Total                                                         $3,508,405
                                                                     ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                      2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed long-term capital gain                          $ 7,805,705
      Current Year Dividend Payable                                        (103)
      Net unrealized appreciation                                     4,590,769
                                                                    -----------
       Total                                                        $12,396,371
                                                                    ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies (PFIC).

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% of the Portfolio's average daily net assets over $500 million. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.80% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,046 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $696 in distribution fees payable to the Distributor at June 30, 2019.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                       Trustees
Lisa M. Jones, President and Chief Executive Officer           Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and             David R. Bock
   Accounting Officer                                          Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer       Benjamin M. Friedman
                                                               Margaret B.W. Graham
                                                               Lisa M. Jones
                                                               Lorraine H. Monchak
                                                               Marguerite A. Piret
                                                               Fred J. Ricciardi
Investment Adviser and Administrator                           Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-13-0819

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio


  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Financials                                                                 20.7%
Health Care                                                                12.5%
Consumer Discretionary                                                     10.9%
Consumer Staples                                                           10.1%
Industrials                                                                 8.4%
Energy                                                                      8.3%
Materials                                                                   7.9%
Information Technology                                                      7.4%
Utilities                                                                   5.5%
Communication Services                                                      4.7%
Real Estate                                                                 3.6%

5 Largest Holdings
(As a percentage of total investments)*

1.  Merck & Co., Inc.                                                      2.53%
--------------------------------------------------------------------------------
2.  Verizon Communications, Inc.                                           2.27
--------------------------------------------------------------------------------
3.  Exxon Mobil Corp.                                                      2.12
--------------------------------------------------------------------------------
4.  Bank of America Corp.                                                  1.93
--------------------------------------------------------------------------------
5.  Gorman-Rupp Co.                                                        1.86

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                6/30/19          12/31/18
   Class I                               $15.38            $23.41
   Class II                              $15.62            $23.62

                              Net
Distributions per Share       Investment       Short-Term          Long-Term
(1/1/19 -- 6/30/19)           Income           Capital Gains       Capital Gains
   Class I                    $0.3300          $   --              $11.0720
   Class II                   $0.2900          $   --              $11.0720

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


            Pioneer         Pioneer
            Equity          Equity
            Income VCT      Income VCT
            Portfolio       Portfolio       Russell 1000
            Class I         Class II        Value Index
6/09        $10,000         $10,000         $10,000
6/10        $11,821         $11,789         $11,692
6/11        $15,667         $15,584         $15,076
6/12        $16,021         $15,893         $15,529
6/13        $19,214         $19,014         $19,461
6/14        $23,565         $23,263         $24,095
6/15        $24,510         $24,136         $25,091
6/16        $26,862         $26,384         $25,808
6/17        $31,040         $30,416         $29,817
6/18        $34,178         $33,419         $31,835
6/19        $35,761         $34,868         $34,529

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

----------------------------------------------------------------------------
                                                               Russell 1000
                          Class I            Class II          Value Index
----------------------------------------------------------------------------
10 Years                  13.59%             13.30%               13.19%
5 Years                    8.70%              8.43%                7.46%
1 Year                     4.63%              4.34%                8.46%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

      Share Class                                     I                   II
      --------------------------------------------------------------------------
      Beginning Account Value on 1/1/19           $1,000.00           $1,000.00
      Ending Account Value on 6/30/19             $1,143.50           $1,141.50
      Expenses Paid During Period*                    $4.25               $5.58

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

      Share Class                                     I                   II
      --------------------------------------------------------------------------
      Beginning Account Value on 1/1/19           $1,000.00           $1,000.00
      Ending Account Value on 6/30/19             $1,020.83           $1,019.59
      Expenses Paid During Period*                    $4.01               $5.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the six-month period ended June 30, 2019. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, and Sammi Truong, a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the six-month period ended June 30, 2019?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 14.35% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 14.15%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned 16.24%.

Q: How would you describe the market for equities during the six-month period ended June 30, 2019, particularly for the types of equities deemed appropriate for the Portfolio?

A: It was an eventful six months. In December 2018, the U.S. stock market traded down sharply, as investors worried that a hawkish Federal Reserve (the Fed) might slow the economy with its interest-rate hikes. In early 2019, after the Fed signaled that it would hit the "pause" button with respect to further rate increases, the market rebounded and moved strongly higher, all the way through the end of the six-month period. Throughout, investors eyed nervously the trade and tariff disputes between the U.S. and China, the inability of Great Britain to figure out the terms on which it would leave the European Union ("Brexit"), unrest in Venezuela, events in North Korea, Iran, and elsewhere, and the argumentative, unproductive relations between the Democrats and Republicans in Washington, D.C. However, with the moderation in interest rates and continued good economic numbers, investors took heart and came back into the stock market.

      Once again, growth stocks outperformed value names over the period, as the uncertainties mentioned above inclined investors to emphasize stocks of companies with businesses not so tied to the economic cycle. For the six-month period ended June 30, 2019, the Russell 1000 Growth Index showed a total return of 21.49%, while the total return on the Russell 1000 Value Index (the Russell Index), the Portfolio's benchmark, was 16.24%. We continue to believe that many value stocks present potentially attractive return prospects. We also think that it can be worthwhile for investors to have a variety of styles represented in their portfolios, in case there are sudden performance shifts in different groups of stocks.

Q: Could you please discuss the main factors that affected the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019, and any investments or strategies that aided or detracted from benchmark-relative returns?

A: The Portfolio showed modest, positive performance attribution versus the Russell Index in information technology, materials, and health care during the six-month period, but negative performance attribution in consumer discretionary, industrials, communication services, and energy, and overall underperformance of the Russell Index benchmark.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      On the negative attribution side, a position in the weak department-store company Nordstrom hurt the Portfolio's benchmark-relative results the most over the six-month period. Retail has been a challenged industry, both because of changing buying patterns, especially among younger people, and the tremendous growth of online retailers. We do think that Nordstrom and the other retailers held in the Portfolio, which include Target and Carter's, all have promising plans for competing in the current landscape, and it is our intention to be patient and see how the plans develop. Energy holding Occidental Petroleum also showed disappointing benchmark-relative performance during the period, as the company announced an acquisition that was not favorably regarded.

      On the positive side, in information technology, contributions to the Portfolio's benchmark-relative returns came from a position in strong performer Xilinx, and from not owning shares of weak performer Intel. A position in Reliance Steel was a positive performance attributor for the Portfolio in materials. In health care, owning shares of good performer Abbot while being underweight in poor performer CVS Health also benefited the Portfolio's benchmark-relative results.

Q: What changes did you make to the Portfolio during the six-month period ended June 30, 2019?

A: Additions to the Portfolio during the six-month period totaled 17 stocks, while deletions, too, numbered 17. Most of the changes were substitutions within certain industries. For instance, we added Progressive and sold Hartford Financial Services. Both companies offer property-and-casualty insurance, but we thought that Progressive, with its sharp focus on auto and, more recently, homeowners' insurance, was managed in a way more likely to produce attractive returns to shareholders over a prolonged period. In food, we opted to replace Chocoladefabriken Lindt & Spruengli with the larger Swiss chocolatier Nestle, which has many other food products and a less expensive share-price valuation. Additions of Novo-Nordisk, the Danish innovator in diabetes medicines, and Quest Diagnostics, one of the largest medical-test laboratories, replaced GlaxoSmithKline, a pharmaceutical provider in the midst of an uncertain transition, and Johnson & Johnson, which seems to be a magnet for product-liability suits.

      Other substitutions included, in materials, BHP Group for Southern Copper; in utilities, CMS Energy for Eversource Energy; in information technology, Accenture for International Business Machines (IBM); and in financial services, Discover Financial Services for Citigroup. We are always comparing and contrasting stocks held in the Portfolio with ones we do not own, and we favor stocks that our analysis indicates have better appreciation prospects relative to their valuation.

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2019?

A:    No, the Portfolio held no derivatives during the period.

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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------


Q: The Portfolio typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends* during the six-month period ended June 30, 2019?

A: The pause by the Fed on interest rates may give dividend-paying stocks a chance to "catch up." That is, as the Fed continued raising interest rates (four times in 2018 alone), dividend yields on stocks did not keep pace, meaning that investors looking mainly for current income from their portfolios increasingly showed preference for bonds and interest-bearing deposits. Now that the Fed has placed rate hikes on hold, companies have the chance, by raising their dividends, to provide competitive current yields once again. In managing the Portfolio, we always aim for total return, including both share- price appreciation and dividends. However, we acknowledge that the dividends and the current yield they provide can be the deciding factors for many investors, and so we welcome the more benign interest-rate environment and hope that it will be helpful to the stocks held in the Portfolio.

Q: What is your outlook for equities at the middle point of the Portfolio's fiscal year?

A: Reading the newspapers every day as we do, we are impressed by the number of political and geopolitical risks to the U.S. and world economies, and to the financial markets. While the business cycle does generally take its own course, political influences and events can affect investor sentiment and behavior and push stock prices around quite a bit, at least in the near term. In this environment, we find assurance in the solid strengths of the companies held in the Portfolio. The companies that attract our attention the most are well-established companies in well-established lines of business, companies that have weathered multiple business cycles, that have withstood the stresses on the downside of the business cycle, and that have shown talent at capturing opportunities on the upside of the cycle. We believe that the companies held in the Portfolio are positioned for long-term success, even while the short-term situation may be challenging.

      Thank you very much, as always, for your support.

*     Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

6

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                                            Value
                     UNAFFILIATED ISSUERS -- 99.4%
                     COMMON STOCKS -- 99.4% of Net Assets
                     Aerospace & Defense -- 1.1%
   8,238             Raytheon Co.                                            $  1,432,423
                                                                             ------------
                     Total Aerospace & Defense                               $  1,432,423
                                                                             ------------
                     Auto Components -- 1.2%
  35,734             BorgWarner, Inc.                                        $  1,500,113
                                                                             ------------
                     Total Auto Components                                   $  1,500,113
                                                                             ------------
                     Automobiles -- 0.6%
  20,410             General Motors Co.                                      $    786,397
                                                                             ------------
                     Total Automobiles                                       $    786,397
                                                                             ------------
                     Banks -- 7.5%
  82,538             Bank of America Corp.                                   $  2,393,602
  28,992             BB&T Corp.                                                 1,424,377
  13,810             Comerica, Inc.                                             1,003,158
  85,033             Huntington Bancshares, Inc.                                1,175,156
   9,492             M&T Bank Corp.                                             1,614,304
  12,989             PNC Financial Services Group, Inc.                         1,783,130
                                                                             ------------
                     Total Banks                                             $  9,393,727
                                                                             ------------
                     Beverages -- 0.2%
   1,924             PepsiCo., Inc.                                          $    252,294
                                                                             ------------
                     Total Beverages                                         $    252,294
                                                                             ------------
                     Capital Markets -- 5.8%
  35,557             Bank of New York Mellon Corp.                           $  1,569,842
  28,054             Morgan Stanley                                             1,229,046
  12,100             Northern Trust Corp.                                       1,089,000
  19,928             State Street Corp.                                         1,117,164
  19,937             T Rowe Price Group, Inc.                                   2,187,288
                                                                             ------------
                     Total Capital Markets                                   $  7,192,340
                                                                             ------------
                     Chemicals -- 2.6%
  12,898             Celanese Corp.                                          $  1,390,404
   6,559(a)          Corteva, Inc.                                                193,950
   6,510             Dow, Inc.                                                    321,008
   6,559             DuPont de Nemours, Inc.                                      492,384
  10,083             HB Fuller Co.                                                467,851
   4,737             Johnson Matthey Plc (A.D.R.)                                 409,514
                                                                             ------------
                     Total Chemicals                                         $  3,275,111
                                                                             ------------
                     Commercial Services &
                     Supplies -- 0.8%
   9,021             MSA Safety, Inc.                                        $    950,723
                                                                             ------------
                     Total Commercial Services &
                     Supplies                                                $    950,723
                                                                             ------------
                     Communications
                     Equipment -- 1.6%
  36,436             Cisco Systems, Inc.                                     $  1,994,142
                                                                             ------------
                     Total Communications
                     Equipment                                               $  1,994,142
                                                                             ------------
                     Consumer Finance -- 0.7%
  12,036             Discover Financial Services                             $    933,873
                                                                             ------------
                     Total Consumer Finance                                  $    933,873
                                                                             ------------
                     Containers & Packaging -- 0.6%
  18,480             International Paper Co.                                 $    800,554
                                                                             ------------
                     Total Containers & Packaging                            $    800,554
                                                                             ------------
                     Distributors -- 0.8%
   9,085             Genuine Parts Co.                                       $    941,024
                                                                             ------------
                     Total Distributors                                      $    941,024
                                                                             ------------
                     Diversified
                     Telecommunication
                     Services -- 2.7%
  11,675             BCE, Inc.                                               $    530,979
  49,334             Verizon Communications, Inc.                               2,818,451
                                                                             ------------
                     Total Diversified
                     Telecommunication Services                              $  3,349,430
                                                                             ------------
                     Electric Utilities -- 1.4%
  35,836             Alliant Energy Corp.                                    $  1,758,831
                                                                             ------------
                     Total Electric Utilities                                $  1,758,831
                                                                             ------------
                     Electrical Equipment -- 0.5%
   8,887             Emerson Electric Co.                                    $    592,941
                                                                             ------------
                     Total Electrical Equipment                              $    592,941
                                                                             ------------
                     Electronic Equipment,
                     Instruments &
                     Components -- 0.8%
   9,936             TE Connectivity, Ltd.                                   $    951,670
                                                                             ------------
                     Total Electronic Equipment,
                     Instruments & Components                                $    951,670
                                                                             ------------
                     Equity Real Estate
                     Investment Trusts (REITs) -- 3.5%
  11,710             Alexandria Real Estate Equities, Inc.                   $  1,652,164
   8,002             Camden Property Trust                                        835,329
   3,481             Prologis, Inc.                                               278,828
   3,287             Simon Property Group, Inc.                                   525,131
  14,027             SL Green Realty Corp.                                      1,127,350
                                                                             ------------
                     Total Equity Real Estate
                     Investment Trusts (REITs)                               $  4,418,802
                                                                             ------------
                     Food & Staples Retailing -- 0.6%
   7,169             Walmart, Inc.                                           $    792,103
                                                                             ------------
                     Total Food & Staples Retailing                          $    792,103
                                                                             ------------
                     Food Products -- 8.5%
   7,797             Archer-Daniels-Midland Co.                              $    318,118
   5,596             Bunge, Ltd.                                                  311,753
   1,830             Calavo Growers, Inc.                                         177,034
  24,731             General Mills, Inc.                                        1,298,872
  10,864             Hershey Co.                                                1,456,102
   8,046             JM Smucker Co.                                               926,819
   5,809             John B Sanfilippo & Son, Inc.                                462,919
  18,413             Kellogg Co.                                                  986,384
  12,911             Lamb Weston Holdings, Inc.                                   818,041
   5,251             McCormick & Co., Inc.                                        813,958
  41,461             Mondelez International, Inc.                               2,234,748
   6,837             Nestle SA (A.D.R.)                                           706,946
                                                                             ------------
                     Total Food Products                                     $ 10,511,694
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                            Value
                     Gas Utilities -- 0.9%
  22,238             National Fuel Gas Co.                                   $  1,173,055
                                                                             ------------
                     Total Gas Utilities                                     $  1,173,055
                                                                             ------------
                     Health Care Equipment &
                     Supplies -- 2.4%
  23,365             Abbott Laboratories                                     $  1,964,997
  24,244             Smith & Nephew Plc (A.D.R.)                                1,055,584
                                                                             ------------
                     Total Health Care Equipment &
                     Supplies                                                $  3,020,581
                                                                             ------------
                     Health Care Providers &
                     Services -- 1.1%
   6,089             AmerisourceBergen Corp.                                 $    519,148
   8,651             Quest Diagnostics, Inc.                                      880,758
                                                                             ------------
                     Total Health Care Providers &
                     Services                                                $  1,399,906
                                                                             ------------
                     Hotels, Restaurants &
                     Leisure -- 2.6%
  28,134             Cedar Fair LP                                           $  1,341,710
   3,067             Cracker Barrel Old Country Store, Inc.                       523,629
  14,007             InterContinental Hotels Group Plc (A.D.R.)                   936,788
   2,452             McDonald's Corp.                                             509,182
                                                                             ------------
                     Total Hotels, Restaurants &
                     Leisure                                                 $  3,311,309
                                                                             ------------
                     Household Products -- 0.8%
   6,819             Clorox Co.                                              $  1,044,057
                                                                             ------------
                     Total Household Products                                $  1,044,057
                                                                             ------------
                     Industrial Conglomerates -- 1.0%
   7,017             Honeywell International, Inc.                           $  1,225,098
                                                                             ------------
                     Total Industrial Conglomerates                          $  1,225,098
                                                                             ------------
                     Insurance -- 6.5%
  12,709             Chubb, Ltd.                                             $  1,871,909
  13,478             Fidelity National Financial, Inc.                            543,163
   9,998             First American Financial Corp.                               536,893
  21,883             Lincoln National Corp.                                     1,410,359
  17,055             Progressive Corp.                                          1,363,206
   7,364             Prudential Financial, Inc.                                   743,764
  40,606             Sun Life Financial, Inc.                                   1,679,464
                                                                             ------------
                     Total Insurance                                         $  8,148,758
                                                                             ------------
                     IT Services -- 0.9%
   2,278             Accenture Plc                                           $    420,906
   9,476             Leidos Holdings, Inc.                                        756,659
                                                                             ------------
                     Total IT Services                                       $  1,177,565
                                                                             ------------
                     Leisure Products -- 0.4%
   4,777             Hasbro, Inc.                                            $    504,833
                                                                             ------------
                     Total Leisure Products                                  $    504,833
                                                                             ------------
                     Machinery -- 4.0%
  70,421             Gorman-Rupp Co.                                         $  2,311,922
  22,238             Komatsu, Ltd. (A.D.R.)                                       539,271
  21,528             PACCAR, Inc.                                               1,542,697
  10,851             Timken Co.                                                   557,090
                                                                             ------------
                     Total Machinery                                         $  4,950,980
                                                                             ------------
                     Media -- 2.0%
  17,591             CBS Corp., Class B                                      $    877,791
  23,026             Comcast Corp.                                                973,539
  11,419             Meredith Corp.                                               628,730
                                                                             ------------
                     Total Media                                             $  2,480,060
                                                                             ------------
                     Metals & Mining -- 4.7%
  11,713             BHP Group, Ltd. (A.D.R.)                                $    680,643
  13,479             Kaiser Aluminum Corp.                                      1,315,685
  13,340             Materion Corp.                                               904,585
  25,270             Nucor Corp.                                                1,392,377
  15,803             Reliance Steel & Aluminum Co.                              1,495,280
                                                                             ------------
                     Total Metals & Mining                                   $  5,788,570
                                                                             ------------
                     Multiline Retail -- 2.8%
   9,243             Kohl's Corp.                                            $    439,505
  27,768             Macy's, Inc.                                                 595,901
  37,100             Nordstrom, Inc.                                            1,182,006
  15,035             Target Corp.                                               1,302,181
                                                                             ------------
                     Total Multiline Retail                                  $  3,519,593
                                                                             ------------
                     Multi-Utilities -- 3.1%
  16,285             Ameren Corp.                                            $  1,223,166
  11,572             CMS Energy Corp.                                             670,135
  23,813             WEC Energy Group, Inc.                                     1,985,290
                                                                             ------------
                     Total Multi-Utilities                                   $  3,878,591
                                                                             ------------
                     Oil, Gas & Consumable
                     Fuels -- 8.3%
  14,843             Chevron Corp.                                           $  1,847,063
  15,594             ConocoPhillips                                               951,234
  34,422             Exxon Mobil Corp.                                          2,637,758
  26,283             Occidental Petroleum Corp.                                 1,321,509
  16,653             Phillips 66                                                1,557,722
  12,075             Royal Dutch Shell Plc (A.D.R.)                               785,720
  14,858             Valero Energy Corp.                                        1,271,993
                                                                             ------------
                     Total Oil, Gas & Consumable
                     Fuels                                                   $ 10,372,999
                                                                             ------------
                     Pharmaceuticals -- 8.8%
  53,465             AstraZeneca Plc (A.D.R.)                                $  2,207,035
  15,912             Eli Lilly & Co.                                            1,762,891
  37,457             Merck & Co., Inc.                                          3,140,769
  22,155             Novo Nordisk AS (A.D.R.)                                   1,130,791
  52,416             Pfizer, Inc.                                               2,270,661
   4,720             Zoetis, Inc.                                                 535,673
                                                                             ------------
                     Total Pharmaceuticals                                   $ 11,047,820
                                                                             ------------
                     Semiconductors &
                     Semiconductor Equipment -- 3.1%
   8,909             Analog Devices, Inc.                                    $  1,005,559
   4,313             Cabot Microelectronics Corp.                                 474,775
   9,926             KLA-Tencor Corp.                                           1,173,253
  10,710             Texas Instruments, Inc.                                    1,229,080
                                                                             ------------
                     Total Semiconductors &
                     Semiconductor Equipment                                 $  3,882,667
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

  Shares                                                                            Value
                   Specialty Retail -- 0.4%
   2,381           Home Depot, Inc.                                          $    495,177
                                                                             ------------
                   Total Specialty Retail                                    $    495,177
                                                                             ------------
                   Technology Hardware,
                   Storage & Peripherals -- 1.0%
  58,586           HP, Inc.                                                  $  1,218,003
                                                                             ------------
                   Total Technology Hardware,
                   Storage & Peripherals                                     $  1,218,003
                                                                             ------------
                   Textiles, Apparel & Luxury
                   Goods -- 2.0%
  11,105           Carter's, Inc.                                            $  1,083,182
  16,317           VF Corp.                                                     1,425,290
                                                                             ------------
                   Total Textiles, Apparel &
                   Luxury Goods                                              $  2,508,472
                                                                             ------------
                   Trading Companies &
                   Distributors -- 1.1%
  21,913           Fastenal Co.                                              $    714,145
  86,912           Ferguson Plc (A.D.R.)                                          614,468
                                                                             ------------
                   Total Trading Companies &
                   Distributors                                              $  1,328,613
                                                                             ------------
                   TOTAL COMMON STOCKS
                   (Cost $99,351,417)                                        $124,304,899
                                                                             ------------
                   TOTAL INVESTMENTS IN
                   UNAFFILIATED ISSUERS -- 99.4%
                   (Cost $99,351,417)                                        $124,304,899
                                                                             ------------
                   OTHER ASSETS AND
                   LIABILITIES -- 0.6%                                       $    743,689
                                                                             ------------
                   NET ASSETS -- 100.0%                                      $125,048,588
                                                                             ============

(A.D.R.)     American Depositary Receipts.

REIT         Real Estate Investment Trust.

(a)          Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $17,010,688 and $22,362,402, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Portfolio did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $99,259,695 was as follows:

        Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost               $28,006,896

        Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value                (2,961,692)
                                                                         -----------
        Net unrealized appreciation                                      $25,045,204
                                                                         ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                  Level 1     Level 2    Level 3        Total
Common Stocks                 $124,304,899    $  --      $  --      $124,304,899
                              ------------    ------     -----      ------------
     Total Investments
       in Securities          $124,304,899    $  --      $  --      $124,304,899
                              ============    =====      =====      ============

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $99,351,417)                          $124,304,899
   Cash                                                                                           779,152
   Foreign currencies, at value (cost $6,508)                                                       6,344
   Receivables --
      Portfolio shares sold                                                                        11,692
      Dividends                                                                                   291,683
   Other assets                                                                                     3,354
                                                                                             ------------
         Total assets                                                                        $125,397,124
                                                                                             ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                                           $    271,775
      Trustees' fees                                                                                  379
      Professional fees                                                                            22,326
      Administrative fees                                                                          16,612
      Printing expenses                                                                            18,543
   Due to affiliates                                                                               12,643
   Accrued expenses                                                                                 6,258
                                                                                             ------------
         Total liabilities                                                                   $    348,536
                                                                                             ------------
NET ASSETS:
   Paid-in capital                                                                           $ 96,305,726
   Distributable earnings                                                                      28,742,862
                                                                                             ------------
         Net assets                                                                          $125,048,588
                                                                                             ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $88,877,742/5,780,018 shares)                                           $      15.38
                                                                                             ============
   Class II (based on $36,170,846/2,315,185 shares)                                          $      15.62
                                                                                             ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $25,535)         $ 1,899,716
   Interest from unaffiliated issuers                                                        3,823
                                                                                       -----------
         Total investment income                                                                        $ 1,903,539
                                                                                                        -----------
EXPENSES:
   Management fees                                                                     $   401,020
   Administrative expense                                                                   42,363
   Distribution fees
      Class II                                                                              44,308
   Custodian fees                                                                            8,361
   Professional fees                                                                        31,197
   Printing expense                                                                          7,861
   Trustees' fees                                                                            4,125
   Miscellaneous                                                                             1,339
                                                                                       -----------
      Total expenses                                                                                    $   540,574
                                                                                                        -----------
         Net investment income                                                                          $ 1,362,965
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                              $ 3,361,104
      Other assets and liabilities denominated in foreign currencies                        (1,972)     $ 3,359,132
                                                                                       -----------      -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                              $11,661,309
      Other assets and liabilities denominated in foreign currencies                           755      $11,662,064
                                                                                       -----------      -----------
   Net realized and unrealized gain (loss) on investments                                               $15,021,196
                                                                                                        -----------
   Net increase in net assets resulting from operations                                                 $16,384,161
                                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 Six Months
                                                                                                    Ended
                                                                                                  6/30/19           Year Ended
                                                                                                 (unaudited)         12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                    $  1,362,965      $   4,264,956
Net realized gain (loss) on investments                                                            3,359,132         49,802,833
Change in net unrealized appreciation (depreciation) on investments                               11,662,064        (70,946,473)
                                                                                                ------------      -------------
      Net increase (decrease) in net assets resulting from operations                           $ 16,384,161      $ (16,878,684)
                                                                                                ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($11.40 and $6.90 per share, respectively)                                        $(38,325,609)     $ (21,276,942)
      Class II ($11.36 and $6.83 per share, respectively)                                        (15,309,436)        (8,651,133)
                                                                                                ------------      -------------
         Total distributions to shareowners                                                     $(53,635,045)     $ (29,928,075)
                                                                                                ------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                               $  3,236,054      $  12,079,895
Reinvestment of distributions                                                                     53,635,045         29,928,075
Cost of shares repurchased                                                                       (10,352,510)      (232,591,978)
                                                                                                ------------      -------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions         $ 46,518,589      $(190,584,008)
                                                                                                ------------      -------------
      Net increase (decrease) in net assets                                                     $  9,267,705      $(237,390,767)
NET ASSETS:
Beginning of period                                                                             $115,780,883      $ 353,171,650
                                                                                                ------------      -------------
End of period                                                                                   $125,048,588      $ 115,780,883
                                                                                                ============      =============

                                                         Six Months        Six Months
                                                           Ended             Ended
                                                         6/30/19            6/30/19        Year Ended        Year Ended
                                                          Shares            Amount          12/31/18          12/31/18
                                                        (unaudited)       (unaudited)        Shares            Amount
CLASS I
Shares sold                                                38,323         $   973,013         129,829      $   3,788,657
Reinvestment of distributions                           2,473,887          38,325,609         812,758         21,276,942
Less shares repurchased                                  (244,154)         (5,975,331)       (668,095)       (19,124,005)
                                                        ---------         -----------       ---------      -------------
   Net increase                                         2,268,056         $33,323,291         274,492      $   5,941,594
                                                        =========         ===========       =========      =============
CLASS II
Shares sold                                                90,956         $ 2,263,041         285,861      $   8,291,238
Reinvestment of distributions                             973,159          15,309,436         321,829          8,651,133
Less shares repurchased                                  (170,340)         (4,377,179)     (6,769,449)      (213,467,973)
                                                        ---------         -----------       ---------      -------------
   Net increase (decrease)                                893,775         $13,195,298      (6,161,759)     $(196,525,602)
                                                        =========         ===========       =========      =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/19    Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                           (unaudited)   12/31/18     12/31/17    12/31/16*    12/31/15*   12/31/14*
Class I
Net asset value, beginning of period                        $ 23.41     $ 32.49      $  31.25    $  28.18     $ 29.70     $ 27.04
                                                            -------     -------      --------    --------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.28(a)  $  0.81(a)   $   0.60(a) $   0.67(a)  $  0.63(a)  $  0.92
   Net realized and unrealized gain (loss) on investments      3.09       (2.99)         3.91        4.69       (0.47)       2.58
                                                            -------     -------      --------    --------     -------     -------
      Net increase (decrease) from investment operations    $  3.37     $ (2.18)     $   4.51    $   5.36     $  0.16     $  3.50
                                                            -------     -------      --------    --------     -------     -------
Distribution to shareowners:
   Net investment income                                    $ (0.33)    $ (0.70)     $  (0.55)   $  (0.61)    $ (0.58)    $ (0.84)
   Net realized gain                                         (11.07)      (6.20)        (2.72)      (1.68)      (1.10)         --
                                                            -------     -------      --------    --------     -------     -------
Total distributions                                         $(11.40)    $ (6.90)     $  (3.27)   $  (2.29)    $ (1.68)    $ (0.84)
                                                            -------     -------      --------    --------     -------     -------
      Net increase (decrease) in net asset value            $ (8.03)    $ (9.08)     $   1.24    $   3.07     $ (1.52)    $  2.66
                                                            -------     -------      --------    --------     -------     -------
Net asset value, end of period                              $ 15.38     $ 23.41      $  32.49    $  31.25     $ 28.18     $ 29.70
                                                            =======     =======      ========    ========     =======     =======
Total return (b)                                              14.35%(c)   (8.59)%(d)    15.46%      19.80%(e)    0.50%(f)   13.07%
Ratio of net expenses to average net assets (g)                0.80%(h)    0.79%         0.71%       0.72%       0.72%       0.72%
Ratio of net investment income (loss) to average
  net assets                                                   2.28%(h)    2.82%         1.90%       2.31%       2.18%       3.10%
Portfolio turnover rate                                          14%(c)      28%           33%         37%         51%         38%
Net assets, end of period (in thousands)                    $88,878     $82,212      $105,198    $131,825     $84,694     $97,610

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(g)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(h)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/19    Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                                          (unaudited)   12/31/18     12/31/17    12/31/16*    12/31/15*    12/31/14*
Class II
Net asset value, beginning of period                       $ 23.62     $ 32.70      $  31.43    $  28.33     $  29.87     $  27.20
                                                           -------     -------      --------    --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $  0.25(a)  $  0.50(a)   $   0.52(a) $   0.60(a)  $   0.57(a)  $   0.78
   Net realized and unrealized gain (loss) on investments     3.11       (2.75)         3.94        4.72        (0.49)        2.66
                                                           -------     -------      --------    --------     --------     --------
      Net increase (decrease) from investment operations   $  3.36     $ (2.25)     $   4.46    $   5.32     $   0.08     $   3.44
                                                           -------     -------      --------    --------     --------     --------
Distribution to shareowners:
   Net investment income                                   $ (0.29)    $ (0.63)     $  (0.47)   $  (0.54)    $  (0.52)    $  (0.77)
   Net realized gain                                        (11.07)      (6.20)        (2.72)      (1.68)       (1.10)          --
                                                           -------     -------      --------    --------     --------     --------
Total distributions                                        $(11.36)    $ (6.83)     $  (3.19)   $  (2.22)    $  (1.62)    $  (0.77)
                                                           -------     -------      --------    --------     --------     --------
      Net increase (decrease) in net asset value           $ (8.00)    $ (9.08)     $   1.27    $   3.10     $  (1.54)    $   2.67
                                                           -------     -------      --------    --------     --------     --------
Net asset value, end of period                             $ 15.62     $ 23.62      $  32.70    $  31.43     $  28.33     $  29.87
                                                           =======     =======      ========    ========     ========     ========
Total return (b)                                             14.15%(c)   (8.77)%(d)    15.18%      19.53%(e)     0.22%(f)    12.77%
Ratio of net expenses to average net assets (g)               1.05%(h)    0.98%         0.97%       0.96%        0.97%        0.97%
Ratio of net investment income (loss) to average
  net assets                                                  2.03%(h)    1.61%         1.65%       2.07%        1.95%        2.84%
Portfolio turnover rate                                         14%(c)      28%           33%         37%          51%          38%
Net assets, end of period (in thousands)                   $36,171     $33,569      $247,973    $230,107     $185,158     $162,865

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(g)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(h)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker- dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in- kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 4,046,690
      Long-term capital gain                                         25,881,385
                                                                    -----------
       Total                                                        $29,928,075
                                                                    ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term capital gain                          $52,117,348
      Undistributed ordinary income                                     508,995
      Net unrealized appreciation                                    13,367,403
                                                                    -----------
       Total                                                        $65,993,746
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,414 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,229 in distribution fees payable to the Distributor at June[]30, 2019.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                        Trustees
Lisa M. Jones, President and Chief Executive Officer            Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and              David R. Bock
  Accounting Officer                                            Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer        Benjamin M. Friedman
                                                                Margaret B.W. Graham
                                                                Lisa M. Jones
                                                                Lorraine H. Monchak
                                                                Marguerite A. Piret
                                                                Fred J. Ricciardi
Investment Adviser and Administrator                            Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19610-13-0819

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     9

  Financial Statements                                                       12

  Notes to Financial Statements                                              17

  Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Communication Services                                                     17.4%
Health Care                                                                14.9%
Information Technology                                                     14.4%
Financials                                                                 13.9%
Consumer Discretionary                                                     13.3%
Consumer Staples                                                            9.1%
Industrials                                                                 8.4%
Energy                                                                      3.4%
Materials                                                                   2.9%
Government                                                                  1.6%
Utilities                                                                   0.4%
Real Estate                                                                 0.3%

5 Largest Holdings
(As a percentage of total investments)*

1.  AT&T, Inc.                                                             5.29%
--------------------------------------------------------------------------------
2.  Facebook, Inc.                                                         5.09
--------------------------------------------------------------------------------
3.  Home Depot, Inc.                                                       4.88
--------------------------------------------------------------------------------
4.  Microsoft Corp.                                                        4.27
--------------------------------------------------------------------------------
5.  Walt Disney Co.                                                        4.10

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                 6/30/19         12/31/18
   Class I                                $13.62           $13.52
   Class II                               $13.72           $13.60

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/19 -- 6/30/19)             Income          Capital Gains      Capital Gains
   Class I                      $0.0700         $0.1379            $2.2672
   Class II                     $0.0500         $0.1379            $2.2672

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Fund      Pioneer Fund
               VCT               VCT
               Portfolio         Portfolio         S&P 500
               Class I           Class II          Index
6/09           $10,000           $10,000           $10,000
6/10           $11,277           $11,247           $11,443
6/11           $14,890           $14,807           $14,955
6/12           $14,253           $14,143           $15,770
6/13           $17,095           $16,924           $19,018
6/14           $21,345           $21,063           $23,698
6/15           $22,386           $22,031           $25,457
6/16           $22,904           $22,491           $26,473
6/17           $26,607           $26,057           $31,211
6/18           $30,211           $29,523           $35,698
6/19           $34,772           $33,906           $39,416

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

------------------------------------------------------------------
                        Class I     Class II      S&P 500 Index
------------------------------------------------------------------
10 Years                  13.27%       12.99%             14.70%
5 Years                   10.25%        9.99%             10.71%
1 Year                    15.10%       14.85%             10.42%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

     Share Class                                         I             II
     ----------------------------------------------------------------------
     Beginning Account Value on 1/1/19             $1,000.00     $1,000.00
     Ending Account Value on 6/30/19               $1,190.10     $1,188.90
     Expenses Paid During Period*                      $4.51         $5.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

     Share Class                                         I             II
     ----------------------------------------------------------------------
     Beginning Account Value on 1/1/19             $1,000.00     $1,000.00
     Ending Account Value on 6/30/19               $1,020.68     $1,019.44
     Expenses Paid During Period*                      $4.16         $5.41

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2019, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with John Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the six-month period ended June 30, 2019?

A: Pioneer Fund VCT Portfolio's Class I shares returned 19.01% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 18.89%, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 18.54%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2019?

A: U.S. equities staged a strong rally during the six-month period. In fact, the Fund's benchmark, the S&P 500, registered its best performance for the first half of a calendar year since 1997, returning more than 18.5% from January 1st through June 30th.

      Heading into the six-month period, equity markets faced a potentially challenging combination of slowing global economic growth, rising tariffs on both U.S. and Chinese goods due to ongoing trade disputes between the two countries, and uncertainty about the outlook for corporate profits. However, a shift in U.S. Federal Reserve (Fed) interest-rate policy, from tightening throughout 2018 to potentially easing in 2019, far outweighed the other concerns and spurred a market rally.

      After raising interest rates four times in 2018, the Fed adopted an increasingly dovish tone on monetary policy as the six-month period progressed, fueling expectations that it may reverse course from interest-rate hikes and actually cut rates several times by mid-2020. The expectations represented a stark contrast to the market consensus of late 2018, when investors were anticipating continued Fed interest-rate increases through 2019. The 180-degree turn in Fed monetary policy provided a firm underpinning for the equity market, and more than overcame the potential headwinds from the other factors mentioned earlier.

      Over the first half of 2019, equity markets were positive in every month except for May, when concerns about trade disputes and tariffs reached their apex.

      Within the S&P 500, all sectors posted positive returns for the six-month period, with information technology leading the way. Health care and energy were the S&P 500's weakest-performing sectors over the period, though the returns of those sectors were also solidly positive.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions contributed positively to the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019?

A: With regard to sector allocation, the Portfolio's underweights to energy and utilities were positive contributors to benchmark-relative performance. With global economic growth rates declining, so has demand for oil and other commodities and materials, and those conditions drove our decision to underweight those sectors. We do not see the situation changing anytime soon, unless global economic growth picks up.

      Individual holdings that aided the Portfolio's benchmark-relative returns during the six-month period included Facebook, Danaher, and Visa.

      Facebook reported stronger-than-expected quarterly results during the period, as the company's social-media platforms actually gained users instead of losing them, as the market had previously anticipated. The valuation discrepancy in Facebook's stock price also contracted over the six months, making it a more attractive investment from a value perspective. Our investment thesis on the stock is that the company has a sustainable competitive advantage in its social-media platforms, including Instagram, and the potential to benefit from continued growth in those platforms. In addition, new ventures such as "Libra," a cryptocurrency the company plans to launch in 2020, may provide Facebook with an additional source of advertising revenue.

      A position in science-and-technology firm Danaher was another positive contributor to the Portfolio's benchmark-relative performance during the period. Danaher is a globally diversified conglomerate with products concentrated in the fields of environmental and applied solutions, life sciences, and diagnostics. The company continued to outperform over the six-month period, driven by its quality products and strong management team. The stock price also benefited from the market's positive reaction to Danaher's expressed desire to spin-off its slow-growing dental business.

      Another strong relative performer for the Portfolio during the period was Visa, as the stock price rose on the back of strong consumer spending, which drove higher issuance and increased usage of credit cards.

Q: Which of your investment decisions detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2019?

A: Given that information technology was the best-performing sector in the S&P 500 over the six-month period, the Portfolio's underweight to the sector detracted from benchmark-relative returns. We had anticipated that political uncertainties, particularly the implementation of U.S. tariffs on China as well as restrictions placed by the Trump administration on U.S. companies doing business with Chinese tech giant Huawei -- a potential headwind for many U.S. information technology firms -- would be a bigger drag on growth within

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

      the sector, and especially within the semiconductor industry. However, the market took the positive view that trade negotiations between the U.S. and China would lead to loosened restrictions on Huawei, which would in turn lead to a reduction in inventory overhang, and thus stronger growth within the sector. While U.S./China trade negotiations progressed at a relatively slow pace during the period, restrictions regarding dealings with Huawei were eventually loosened (with certain caveats), and so the technology sector outperformed.

      Individual Portfolio holdings that detracted from benchmark-relative returns during the period included Elanco Animal Health, Alphabet, and UPS (United Parcel Service).

      Shares of Elanco Animal Health declined during the six-month period as the market reacted negatively to the company's agreement to acquire competitor Aratana Therapeutics. The spread of African Swine Flu from China to other parts of the world, which has affected many U.S. animal health companies, also contributed to the underperformance of Elanco's stock.

      Another detractor from the Portfolio's relative returns was a position in Alphabet. The stock price fell after the company reported lower-than-expected quarterly results showing a decline in top-line growth from 20% to 16%, primarily due to slower advertising growth. The market also views Alphabet's expenses as too high, and they seem primed to go even higher as the company moves forward with the rollout of new projects. Overall, however, we regard Alphabet as a solid investment. Though some competitors have been gaining share in the advertising market, we believe Alphabet will continue to benefit from secular growth in online advertising as well as growth in its cloud-computing business (among others). In addition, we think fears of a near-term break-up of the company on antitrust grounds is unlikely, given that it would probably take years for regulators to pursue an antitrust case.

      A position in global shipping firm UPS also detracted from the Portfolio's benchmark relative performance, as the company reported weaker-than-expected first quarter results driven by severe winter weather conditions in parts of the U.S. and slowing global gross domestic product
      (GDP) growth. The stock remains attractive in our view, given overall growth in eCommerce-related shipments, despite the looming threat of online retailers potentially dropping vendors like UPS and launching their own shipping subsidiaries. In addition, UPS has invested heavily in automation, thus allowing for rapid rerouting of packages as needed, and has improved its pricing discipline, especially during peak seasons when demand is high.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Could you discuss the Portfolio's commitment to environmental, social, and governance (ESG) investing?

A: ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. The Portfolio has historically followed an ESG-friendly approach. The Portfolio uses specific screening criteria to exclude investments in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio will not invest in companies significantly involved in certain business activities, which include, but are not limited to: production of alcohol, tobacco products, certain controversial military weapons, and gambling casinos and other gaming businesses. In addition, we view the "governance" aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2019?

A:    No. We did not invest in any derivatives during the period.

Q: What is your outlook for equities as we enter the second half of the Portfolio's fiscal year, and how have you positioned the Portfolio in the current environment?

A: As we look ahead, we have a generally favorable view of the U.S. stock market, especially given other investment alternatives. We believe we are still in a stock-picker's market, though the more dovish attitudes of global central banks, including the Fed and the European Central Bank, could lead to a stronger stock market overall. Eventually, however, the air will leak out of the balloon, and we believe that is when our risk-focused investment process can potentially limit volatility within the Portfolio and thus benefit performance.

      We have confidence in the Portfolio's positioning, as we have continued to pursue our major investment theme of purchasing shares of what we believe are high-quality, financially strong, market-leading companies that have been benefiting from their investments in future technologies such as the cloud, the "internet of things," artificial intelligence, G5, and machine learning, and that have sustainable competitive advantages. We feel those companies are on the leading edge of major technology trends and improvements that will drive revenues and reduce costs, which may result in faster growth rates and higher corporate profits.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

      In managing the Portfolio, we are always striving to produce a solid risk-adjusted total return, with a strict risk-management discipline. As noted earlier, our ESG investment philosophy is a major part of that approach, as companies that meet our ESG criteria tend to place an emphasis on risk management, and thus could be less likely to experience a significant crisis.

Please refer to the Schedule of Investments on pages 9 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                    Value
                 UNAFFILIATED ISSUERS -- 100.4%
                 COMMON STOCKS -- 98.8%
                 of Net Assets
                 Air Freight & Logistics -- 4.1%
   42,300        United Parcel Service, Inc., Class B                 $  4,368,321
                                                                      ------------
                 Total Air Freight & Logistics                        $  4,368,321
                                                                      ------------
                 Automobiles -- 0.4%
   12,248        Harley-Davidson, Inc.                                $    438,846
                                                                      ------------
                 Total Automobiles                                    $    438,846
                                                                      ------------
                 Banks -- 3.7%
   35,550        JPMorgan Chase & Co.                                 $  3,974,490
                                                                      ------------
                 Total Banks                                          $  3,974,490
                                                                      ------------
                 Beverages -- 3.1%
   25,694        PepsiCo., Inc.                                       $  3,369,254
                                                                      ------------
                 Total Beverages                                      $  3,369,254
                                                                      ------------
                 Capital Markets -- 3.8%
    1,425        BlackRock, Inc.                                      $    668,752
   17,744        CME Group, Inc.                                         3,444,288
                                                                      ------------
                 Total Capital Markets                                $  4,113,040
                                                                      ------------
                 Chemicals -- 2.9%
   21,478        International Flavors &
                 Fragrances, Inc.                                     $  3,116,243
                                                                      ------------
                 Total Chemicals                                      $  3,116,243
                                                                      ------------
                 Commercial Services &
                 Supplies -- 0.6%
    5,800        Waste Management, Inc.                               $    669,146
                                                                      ------------
                 Total Commercial Services &
                 Supplies                                             $    669,146
                                                                      ------------
                 Communications
                 Equipment -- 1.3%
   25,358        Cisco Systems, Inc.                                  $  1,387,843
                                                                      ------------
                 Total Communications
                 Equipment                                            $  1,387,843
                                                                      ------------
                 Consumer Finance -- 1.6%
   13,131        American Express Co.                                 $  1,620,891
    1,946        Discover Financial Services                               150,990
                                                                      ------------
                 Total Consumer Finance                               $  1,771,881
                                                                      ------------
                 Diversified Financial
                 Services -- 2.7%
   13,500(a)     Berkshire Hathaway, Inc., Class B                    $  2,877,795
                                                                      ------------
                 Total Diversified Financial
                 Services                                             $  2,877,795
                                                                      ------------
                 Diversified Telecommunication
                 Services -- 5.3%
  170,800        AT&T, Inc.                                           $  5,723,508
                                                                      ------------
                 Total Diversified
                 Telecommunication Services                           $  5,723,508
                                                                      ------------
                 Electric Utilities -- 0.4%
    5,350        American Electric Power Co., Inc.                    $    470,853
                                                                      ------------
                 Total Electric Utilities                             $    470,853
                                                                      ------------
                 Entertainment -- 4.1%
   31,718        Walt Disney Co.                                      $  4,429,102
                                                                      ------------
                 Total Entertainment                                  $  4,429,102
                                                                      ------------
                 Equity Real Estate
                 Investment Trusts (REIT) -- 0.3%
    2,136        Crown Castle International Corp.                     $    278,428
                                                                      ------------
                 Total Equity Real Estate
                 Investment Trusts (REIT)                             $    278,428
                                                                      ------------
                 Food & Staples Retailing -- 4.4%
   10,100        Costco Wholesale Corp.                               $  2,669,026
   18,500        Walmart, Inc.                                           2,044,065
                                                                      ------------
                 Total Food & Staples Retailing                       $  4,713,091
                                                                      ------------
                 Food Products -- 1.7%
      176        Chocoladefabriken Lindt &
                 Spruengli AG                                         $  1,281,886
    3,362        McCormick & Co., Inc.                                     521,144
                                                                      ------------
                 Total Food Products                                  $  1,803,030
                                                                      ------------
                 Health Care Equipment &
                 Supplies -- 7.7%
    8,100(a)     Alcon, Inc.                                          $    502,605
   23,347        Danaher Corp.                                           3,336,753
   45,360        Medtronic PLC                                           4,417,611
                                                                      ------------
                 Total Health Care Equipment
                 & Supplies                                           $  8,256,969
                                                                      ------------
                 Health Care Providers &
                 Services -- 0.8%
    3,507        UnitedHealth Group, Inc.                             $    855,743
                                                                      ------------
                 Total Health Care Providers
                 & Services                                           $    855,743
                                                                      ------------
                 Hotels, Restaurants &
                 Leisure -- 4.0%
   20,600        McDonald's Corp.                                     $  4,277,796
                                                                      ------------
                 Total Hotels, Restaurants &
                 Leisure                                              $  4,277,796
                                                                      ------------
                 Industrial Conglomerates -- 0.9%
    5,594        Honeywell International, Inc.                        $    976,656
                                                                      ------------
                 Total Industrial Conglomerates                       $    976,656
                                                                      ------------
                 Insurance -- 2.1%
   40,800        Hartford Financial Services
                 Group, Inc.                                          $  2,273,376
                                                                      ------------
                 Total Insurance                                      $  2,273,376
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Shares                                                                    Value
                 Interactive Media &
                 Services -- 8.1%
    2,940(a)     Alphabet, Inc.                                       $  3,183,432
   28,535(a)     Facebook, Inc.                                          5,507,255
                                                                      ------------
                 Total Interactive Media &
                 Services                                             $  8,690,687
                                                                      ------------
                 Internet & Direct
                 Marketing Retail -- 3.5%
    1,981(a)     Amazon.com, Inc.                                     $  3,751,281
                                                                      ------------
                 Total Internet & Direct
                 Marketing Retail                                     $  3,751,281
                                                                      ------------
                 IT Services -- 2.9%
   18,000        Visa, Inc.                                           $  3,123,900
                                                                      ------------
                 Total IT Services                                    $  3,123,900
                                                                      ------------
                 Machinery -- 0.7%
    9,684        Lincoln Electric Holdings, Inc.                      $    797,187
                                                                      ------------
                 Total Machinery                                      $    797,187
                                                                      ------------
                 Oil, Gas & Consumable
                 Fuels -- 3.4%
    3,500        EOG Resources, Inc.                                  $    326,060
   52,250        Royal Dutch Shell PLC (A.D.R.)                          3,399,908
                                                                      ------------
                 Total Oil, Gas & Consumable
                 Fuels                                                $  3,725,968
                                                                      ------------
                 Pharmaceuticals -- 6.5%
  109,430(a)     Elanco Animal Health, Inc.                           $  3,698,734
    3,145        Eli Lilly & Co.                                           348,435
   35,000        Merck & Co., Inc.                                       2,934,750
                                                                      ------------
                 Total Pharmaceuticals                                $  6,981,919
                                                                      ------------
                 Road & Rail -- 2.1%
   13,622        Union Pacific Corp.                                  $  2,303,616
                                                                      ------------
                 Total Road & Rail                                    $  2,303,616
                                                                      ------------
                 Semiconductors &
                 Semiconductor
                 Equipment -- 2.8%
    6,424        Analog Devices, Inc.                                 $    725,077
    4,309        Lam Research Corp.                                        809,402
    9,166(a)     Micron Technology, Inc.                                   353,716
    7,079        NVIDIA Corp.                                            1,162,584
                                                                      ------------
                 Total Semiconductors &
                 Semiconductor Equipment                              $  3,050,779
                                                                      ------------
                 Software -- 4.3%
   34,450        Microsoft Corp.                                      $  4,614,922
                                                                      ------------
                 Total Software                                       $  4,614,922
                                                                      ------------
                 Specialty Retail -- 4.9%
   25,343        Home Depot, Inc.                                     $  5,270,584
                                                                      ------------
                 Total Specialty Retail                               $  5,270,584
                                                                      ------------
                 Technology Hardware,
                 Storage & Peripherals -- 3.1%
   16,896        Apple, Inc.                                          $  3,344,056
                                                                      ------------
                 Total Technology Hardware,
                 Storage & Peripherals                                $  3,344,056
                                                                      ------------
                 Textiles, Apparel &
                 Luxury Goods -- 0.6%
    7,245        Cie Financiere Richemont SA                          $    615,249
                                                                      ------------
                 Total Textiles, Apparel &
                 Luxury Goods                                         $    615,249
                                                                      ------------
                 TOTAL COMMON STOCKS
                 (Cost $81,359,224)                                   $106,415,559
                                                                      ------------

Principal
   Amount
   USD ($)
                 U.S. GOVERNMENT AND
                 AGENCY OBLIGATION --
                 1.6% of Net Assets
1,700,000(b)     U.S. Treasury Bills, 7/16/19                         $  1,698,549
                                                                      ------------
                 TOTAL U.S. GOVERNMENT
                 AND AGENCY OBLIGATION
                 (Cost $1,698,462)                                    $  1,698,549
                                                                      ------------
                 TOTAL INVESTMENTS IN
                 UNAFFILIATED ISSUERS -- 100.4%
                 (Cost $83,057,686)                                   $108,114,108
                                                                      ------------
                 OTHER ASSETS AND
                 LIABILITIES -- (0.4)%                                $   (450,946)
                                                                      ------------
                 NET ASSETS -- 100.0%                                 $107,663,162
                                                                      ============

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a)         Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $29,040,223 and $34,754,943, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Portfolio did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $83,304,889 was as follows:

      Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost               $25,732,966
      Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value                  (923,747)
                                                                         -----------
      Net unrealized appreciation                                        $24,809,219
                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                         Level 1          Level 2       Level 3          Total
Common Stocks                         $106,415,559      $       --      $   --       $106,415,559
U.S. Government and
  Agency Obligation                             --       1,698,549          --          1,698,549
                                      ------------      ----------      ------       ------------
Total Investments in
  Securities                          $106,415,559      $1,698,549      $   --       $108,114,108
                                      ============      ==========      ======       ============

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $83,057,686)         $108,114,108
   Cash                                                                          822,405
   Receivables --
      Investment securities sold                                                 421,309
      Portfolio shares sold                                                       28,117
      Dividends                                                                   64,875
                                                                            ------------
         Total assets                                                       $109,450,814
                                                                            ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                       $  1,523,736
      Portfolio shares repurchased                                               193,809
      Trustees' fees                                                                  85
   Due to affiliates                                                              10,268
   Accrued expenses                                                               59,754
                                                                            ------------
         Total liabilities                                                  $  1,787,652
                                                                            ------------
NET ASSETS:
   Paid-in capital                                                          $ 78,040,517
   Distributable earnings                                                     29,622,645
                                                                            ------------
         Net assets                                                         $107,663,162
                                                                            ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $95,256,319 /6,991,571 shares)                         $      13.62
                                                                            ============
   Class II (based on $12,406,843 /904,241 shares)                          $      13.72
                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $8,579)       $   909,061
   Interest from unaffiliated issuers                                                    14,609
                                                                                    -----------
      Total investment income                                                                        $   923,670
                                                                                                     -----------
EXPENSES:
   Management fees                                                                  $   331,054
   Administrative expense                                                                39,649
   Distribution fees
      Class II                                                                           14,816
   Custodian fees                                                                        10,010
   Professional fees                                                                     28,823
   Printing expense                                                                       7,450
   Trustees' fees                                                                         3,620
   Insurance expense                                                                      1,091
   Miscellaneous                                                                          1,381
                                                                                    -----------
      Total expenses                                                                                 $   437,894
                                                                                                     -----------
         Net investment income                                                                       $   485,776
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                           $ 4,732,588
      Other assets and liabilities denominated in foreign currencies                     (2,292)     $ 4,730,296
                                                                                    -----------      -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                           $12,502,001
      Other assets and liabilities denominated in foreign currencies                        (51)     $12,501,950
                                                                                    -----------      -----------
   Net realized and unrealized gain (loss) on investments                                            $17,232,246
                                                                                                     ===========
   Net increase in net assets resulting from operations                                              $17,718,022
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Six Months
                                                                                                       Ended
                                                                                                      06/30/19      Year Ended
                                                                                                    (unaudited)      12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                    $    485,776       $  1,202,919
Net realized gain (loss) on investments                                                            4,730,296         16,198,480
Change in net unrealized appreciation (depreciation) on investments                               12,501,950        (18,248,241)
                                                                                                ------------       ------------
      Net increase (decrease) in net assets resulting from operations                           $ 17,718,022       $   (846,842)
                                                                                                ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($2.48 and $4.71 per share, respectively)                                            $(14,747,904)      $(24,474,704)
   Class II ($2.46 and $4.65 per share, respectively)                                             (1,948,914)        (2,978,664)
                                                                                                ------------       ------------
      Total distributions to shareowners                                                        $(16,696,818)      $(27,453,368)
                                                                                                ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                               $  3,599,738       $  5,308,456
Reinvestment of distributions                                                                     16,696,818         27,453,368
Cost of shares repurchased                                                                        (9,266,628)       (22,965,192)
                                                                                                ------------       ------------
      Net increase in net assets resulting from Portfolio share transactions                    $ 11,029,928       $  9,796,632
                                                                                                ------------       ------------
      Net increase (decrease) in net assets                                                     $ 12,051,132       $(18,503,578)
NET ASSETS:
Beginning of period                                                                             $ 95,612,030       $114,115,608
                                                                                                ============       ============
End of period                                                                                   $107,663,162       $ 95,612,030
                                                                                                ============       ============

                                                                 Six Months      Six Months
                                                                   Ended           Ended
                                                                  6/30/19         6/30/19        Year Ended      Year Ended
                                                                   Shares          Amount         12/31/18        12/31/18
                                                                (unaudited)     (unaudited)        Shares          Amount
CLASS I
Shares sold                                                        126,179      $ 1,896,941         172,978      $  2,708,243
Reinvestment of distributions                                    1,078,380       14,747,904       1,711,573        24,474,704
Less shares repurchased                                           (454,945)      (6,679,786)     (1,167,717)      (18,759,251)
                                                               -----------      -----------     -----------      ------------
      Net increase                                                 749,614      $ 9,965,059         716,834      $  8,423,696
                                                               ===========      ===========     ===========      ============
CLASS II
Shares sold                                                        113,837      $ 1,702,797         169,954      $  2,600,213
Reinvestment of distributions                                      141,530        1,948,914         207,310         2,978,664
Less shares repurchased                                           (177,528)      (2,586,842)       (262,451)       (4,205,941)
                                                               -----------      -----------     -----------      ------------
      Net increase                                                  77,839      $ 1,064,869         114,813      $  1,372,936
                                                               ===========      ===========     ===========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                         6/30/19     Year Ended   Year Ended   Year Ended  Year Ended    Year Ended
                                                       (unaudited)    12/31/18     12/31/17     12/31/16*   12/31/15*     12/31/14*
Class I
Net asset value, beginning of period                     $ 13.52     $ 18.29      $   17.72    $  19.75    $  26.84      $  26.25
                                                         -------     -------      ---------    --------    --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                          $  0.07(a)  $  0.18(a)   $    0.21(a) $   0.24(a) $   0.25(a)   $   0.18
   Net realized and unrealized gain (loss) on
   investments                                              2.51       (0.24)          3.31        1.46       (0.07)         2.63
                                                         -------     -------      ---------    --------    --------      --------
      Net increase (decrease) from investment
      operations                                         $  2.58     $ (0.06)     $    3.52    $   1.70    $   0.18      $   2.81
                                                         -------     -------      ---------    --------    --------      --------
Distributions to shareowners:
   Net investment income                                 $ (0.07)    $ (0.19)     $   (0.21)   $  (0.24)   $  (0.26)     $  (0.32)
   Net realized gain                                       (2.41)      (4.52)         (2.74)      (3.49)      (7.01)        (1.90)
                                                         -------     -------      ---------    --------    --------      --------
Total distributions                                      $ (2.48)    $ (4.71)     $   (2.95)   $  (3.73)   $  (7.27)     $  (2.22)
                                                         -------     -------      ---------    --------    --------      --------
Net increase (decrease) in net asset value               $  0.10     $ (4.77)     $    0.57    $  (2.03)   $  (7.09)     $   0.59
                                                         -------     -------      ---------    --------    --------      --------
Net asset value, end of period                           $ 13.62     $ 13.52      $   18.29    $  17.72    $  19.75      $  26.84
                                                         =======     =======      =========    ========    ========      ========
Total return (b)                                           19.01%(c)   (1.51)%(d)     21.72%       9.81%      (0.06)%(e)    11.03%
Ratio of net expenses to average net assets (f)             0.83%(g)    0.82%          0.77%       0.75%       0.75%         0.74%
Ratio of net investment income (loss) to average
  net assets                                                0.98%(g)    1.12%          1.16%       1.32%       1.09%         1.15%
Portfolio turnover rate                                       29%(c)      58%            59%         60%         49%           25%
Net assets, end of period (in thousands)                 $95,256     $84,375      $ 101,056    $121,626    $127,818      $151,325

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                         6/30/19     Year Ended    Year Ended  Year Ended  Year Ended    Year Ended
                                                       (unaudited)    12/31/18      12/31/17    12/31/16*   12/31/15*     12/31/14*
Class II
Net asset value, beginning of period                     $ 13.60      $ 18.35       $ 17.78     $ 19.79     $ 26.89       $ 26.28
                                                         -------      -------       -------     -------     -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                          $  0.05(a)   $  0.14(a)    $  0.16(a)  $  0.19(a)  $  0.19(a)    $  0.82
   Net realized and unrealized gain (loss) on
   investments                                              2.53        (0.24)         3.32        1.48       (0.09)         1.93
                                                         -------      -------       -------     -------     -------       -------
      Net increase (decrease) from investment
      operations                                         $  2.58      $ (0.10)      $  3.48     $  1.67     $  0.10       $  2.75
                                                         -------      -------       -------     -------     -------       -------
Distributions to shareowners:
   Net investment income                                 $ (0.05)     $ (0.13)      $ (0.17)    $ (0.19)    $ (0.19)      $ (0.24)
   Net realized gain                                       (2.41)       (4.52)        (2.74)      (3.49)      (7.01)        (1.90)
                                                         -------      -------       -------     -------     -------       -------
Total distributions                                      $ (2.46)     $ (4.65)      $ (2.91)    $ (3.68)    $ (7.20)      $ (2.14)
                                                         -------      -------       -------     -------     -------       -------

Net increase (decrease) in net asset value               $  0.12      $ (4.75)      $  0.57     $ (2.01)    $ (7.10)      $  0.61
                                                         -------      -------       -------     -------     -------       -------
Net asset value, end of period                           $ 13.72      $ 13.60       $ 18.35     $ 17.78     $ 19.79       $ 26.89
                                                         =======      =======       =======     =======     =======       =======
Total return (b)                                           18.89%(c)    (1.74)%(d)    21.36%       9.62%      (0.37)%(e)    10.78%
Ratio of net expenses to average net assets (f)             1.08%(g)     1.07%         1.02%       1.00%       1.01%         0.99%
Ratio of net investment income (loss) to average
  net assets                                                0.73%(g)     0.88%         0.91%       1.07%       0.84%         0.89%
Portfolio turnover rate                                       29%(c)       58%           59%         60%         49%           25%
Net assets, end of period (in thousands)                 $12,407      $11,237       $13,060     $15,328     $15,420       $19,180

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in- kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 5,494,505
      Long-term capital gain                                         21,958,863
                                                                    -----------
       Total                                                        $27,453,368
                                                                    ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018.

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed long-term capital gain                          $15,307,398
      Undistributed ordinary income                                     986,939
      Net unrealized appreciation                                    12,307,104
                                                                    -----------
       Total                                                        $28,601,441
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,844 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $424 in distribution fees payable to the Distributor at June 30, 2019.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                         Trustees
Lisa M. Jones, President and Chief Executive Officer             Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and               David R. Bock
  Accounting Officer                                             Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer         Benjamin M. Friedman
                                                                 Margaret B.W. Graham
                                                                 Lisa M. Jones
                                                                 Lorraine H. Monchak
                                                                 Marguerite A. Piret
                                                                 Fred J. Ricciardi
Investment Adviser and Administrator                             Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-13-0819

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       21

  Notes to Financial Statements                                              26

  Trustees, Officers, and Service Providers                                  37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investments)*

Corporate Bonds                                                           82.7%
U.S. Government and Agency Obligation                                      5.6%
Convertible Corporate Bonds                                                4.2%
Affiliated Closed-End Fund(k)                                              2.4%
Senior Secured Floating Rate Loan Interests                                2.4%
Convertible Preferred Stocks                                               1.1%
Collateralized Mortgage Obligations                                        0.7%
Common Stocks                                                              0.6%
Preferred Stock                                                            0.2%
Insurance-Linked Securities                                                0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  U.S. Treasury Bills, 7/2/19                                            5.57%
--------------------------------------------------------------------------------
2.  Pioneer ILS Interval Fund (k)                                          2.42
--------------------------------------------------------------------------------
3.  CCO Holdings LLC/CCO
    Holdings Capital Corp.,
    5.5%, 5/1/26 (144A)                                                    1.23
--------------------------------------------------------------------------------
4.  Sprint Corp., 7.125%, 6/15/24                                          1.05
--------------------------------------------------------------------------------
5.  HCA, Inc., 5.25%, 6/15/26                                              1.01

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                          6/30/19            12/31/18
   Class I                                          $9.37              $8.79
   Class II                                         $9.25              $8.68

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/19 -- 6/30/19)               Income*        Capital Gains     Capital Gains
   Class I                        $0.2293        $   --            $   --
   Class II                       $0.2132*       $   --            $   --

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                       ICE BofA ML
               Pioneer High      Pioneer High                          All-Convertibles
               Yield VCT         Yield VCT         ICE BofA ML         Speculative
               Portfolio         Portfolio         U.S. High           Quality
               Class I           Class II          Yield Index         Index
6/09           $10,000           $10,000           $10,000             $10,000
6/10           $12,405           $12,379           $12,753             $12,895
6/11           $15,358           $15,321           $14,717             $16,327
6/12           $15,334           $15,200           $15,675             $15,539
6/13           $17,451           $17,245           $17,175             $18,596
6/14           $19,693           $19,418           $19,201             $22,885
6/15           $20,123           $19,750           $19,096             $21,685
6/16           $19,665           $19,241           $19,422             $20,662
6/17           $22,199           $21,656           $21,898             $25,237
6/18           $22,707           $22,022           $22,452             $27,736
6/19           $23,993           $23,188           $24,154             $28,277

The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

--------------------------------------------------------------------------------
                                                   ICE          ICE BofA ML U.S.
                                               BofA ML          All-Convertibles
                                             U.S. High               Speculative
            Class I       Class II         Yield Index             Quality Index
--------------------------------------------------------------------------------
10 Years      9.15%          8.77%               9.22%                    10.95%
5 Years       4.03%          3.61%               4.70%                     4.32%
1 Year        5.66%          5.30%               7.58%                     1.95%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b--1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

      Share Class                                     I               II
      --------------------------------------------------------------------
      Beginning Account Value on 1/1/19         $1,000.00       $1,000.00
      Ending Account Value on 6/30/19           $1,092.40       $1,090.80
      Expenses Paid During Period*                  $5.19           $6.48

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, 1.25% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

      Share Class                                     I               II
      --------------------------------------------------------------------
      Beginning Account Value on 1/1/19         $1,000.00       $1,000.00
      Ending Account Value on 6/30/19           $1,019.84       $1,018.60
      Expenses Paid During Period*                  $5.01           $6.26

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, 1.25% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield VCT Portfolio's performance for the six-month period ended June 30, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Portfolio. He is assisted by Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 9.24% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 9.08% . During the same period, the Portfolio's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index (the high-yield index) and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 10.16% and 13.52%, respectively.

Q: Could you please describe the market environment for high-yield bonds during the six-month period ended June 30, 2019?

A: After coming under stress in late 2018, risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (the Fed) pivoted to a more dovish tone on monetary policy. In addition to announcing an early end to its balance sheet-reduction program, the Fed indicated -- after raising interest rates four times in 2018 -- that it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed monetary policy accommodations from the European Central Bank (ECB) and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade disputes between the U.S. and its key partners, particularly China, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April 2019, before wavering in May after President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade dispute, which threatened an already fragile economic growth backdrop, in June the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and the policy reversal spurred a strong rally in the bond markets over the final weeks of the period.

      Over the six months ended June 30, 2019, the Treasury yield curve finished lower along its length, and the curve steepened as the short end responded to the outlook for possible reductions in the Fed's benchmark overnight lending rate. (When the yield curve steepens, the gap between the yields on short-term bonds and long-term bonds increases). For the six-month period, high-yield corporate bond returns were in positive territory, at 10.12%, as compared to a 9.55% return for the investment-grade corporate market (as measured by the high-yield index and the ICE BofA ML Investment-Grade Corporate Master Index, respectively).

      Within high yield, lower-rated issues lagged the rest of the market for the six-month period. Bonds rated CCC or lower returned 8.55% for the period, compared to a 9.83% return for single-B issues and a 10.74% for BB-rated

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      issues. The underperformance of CCC-rated issues relative to Bs and BBs was very unusual, as lower-rated debt has tended to experience greater swings to both the upside and downside, respectively, than higher-rated debt during high-yield market rallies and downturns.

Q: Can you review your principal strategies in managing the Portfolio during the six-month period ended June 30, 2019, and the degree to which they added to or detracted from benchmark-relative returns?

A: The Portfolio modestly underperformed its primary benchmark, the high-yield index, in the first half of 2019, principally due to the negative effects of non-benchmark holdings. Our goals when investing the Portfolio in non-benchmark sectors are to provide liquidity and stability, while improving the Portfolio's risk-reward profile by replacing less attractively valued debt in high-yield subcategories with some assets from the non-benchmark market segments. During the six-month period, the performance of the non-benchmark asset categories lagged that of the overall high-yield market, which posted a very strong return.

      Our principal strategy in managing the Portfolio is to gain performance versus the high-yield index benchmark through security selection among high-yield corporates. During the six-month period, security selection within the Portfolio's core high-yield allocation contributed positively to relative performance across the BB, B, and CCC rating categories. In terms of sector allocation, benchmark-relative performance received the biggest boost from Portfolio holdings within basic industries and energy. The Portfolio was overweight to basic industries versus the benchmark; meanwhile, relative returns also benefited from selection results within the building & construction and chemicals market segments. The Portfolio was overweight to the underperforming energy sector in total, but was underweight to the more commodity-sensitive exploration & production (E&P) segment, which lagged due to oil-price volatility.

      The Portfolio's equity-sensitive convertible bond holdings aided benchmark-relative returns, with positive contributions led by exposures within health care and technology & electronics. Convertible bonds, as measured by the ICE BofA ML All-Convertibles Speculative Quality Index, returned a very strong 13.52% for the period as equity markets rallied.

      With regard to individual positions held in the Portfolio, an overweight to Bausch Health (formerly Valeant Pharmaceuticals), contributed positively to benchmark-relative returns. The company had grown through acquisitions, but had to change course and reduce its debt. The bond price appreciated after the debt reduction. The Portfolio was also overweight versus the benchmark in the short-maturity bonds of Calumet Specialty Products, an oil refiner. The bonds rallied during the period as the company took steps toward refinancing.

      On the negative side, in terms of active off-benchmark allocations, the Portfolio's exposure to floating-rate bank loans detracted from relative returns during the period, as the category rallied significantly less than fixed-rate high-yield bonds in the wake of the Fed's policy shift on interest-rate hikes. The Portfolio's allocation to insurance-linked securities (ILS), which are issued by property-and-casualty insurers seeking to transfer some of the risk of having to pay damage claims in the wake of a natural disaster, also underperformed

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      the high-yield benchmark during the period. We view exposure to ILS as helping to diversify* the Portfolio's source of returns, while providing incremental income.

      Another detractor from benchmark-relative performance during the period was security selection within the transportation and financial services sectors.

      Individual positions that detracted from the Portfolio's benchmark-relative results during the period included an overweight to Halcon, an E&P company. We exited the position as Halcon posted disappointing results, and avoided additional losses in performance when the bond price subsequently declined even further. Also detracting from benchmark-relative returns was the Portfolio's overweight to rural telephone company Windstream, which filed for bankruptcy after unexpectedly losing a lawsuit over a technical violation of its bond indenture.

      Other detractors from benchmark-relative performance over the six-month period included the Portfolio's cash position and duration positioning.

      We maintain a cash balance to meet redemption requests and in order to have "dry powder" available to purchase what we believe are mispriced securities. The Portfolio's cash and cash-equivalent holdings were a drag on performance over the six months, despite our frequently pairing the holdings with long-risk positions in credit-default swap (CDS) indices.

      With respect to the duration positioning, the Portfolio had a slightly below-benchmark stance, which constrained relative performance as Treasury yields declined notably late in the period.

Q: Can you discuss the factors that affected the Portfolio's income generation during the six-month period ended June 30, 2019?

A: The Portfolio's income generation and distributions** provided to shareholders remained relatively stable over the six months. Positions in convertible securities and common stocks resulted in a lower yield compared with a portfolio composed entirely of high-yield bonds, but we view those allocations as helping to improve the Portfolio's total-return profile over time.

Q: What role did derivatives play in the Portfolio's investment process and results during the six-month period ended June 30, 2019?

A: We utilized CDS indices in order to maintain the desired level of Portfolio exposure to the high-yield market, and to generate income, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The derivatives had no material effect on the Portfolio's performance.

Q: What is your assessment of the current climate for high-yield bond investors?

A: In our view, credit fundamentals remain supportive, while the outlook for economic growth and corporate earnings remains positive. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. While we expect domestic economic growth in the

*     Diversification does not assure a profit nor protect against loss.

**    Distributions are not guaranteed.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      second half of the year to fall within the 2% to 2.5% range, that should be sufficient for current fundamentals to be maintained. In addition, a significant move higher in interest rates appears to have become less of a near-term risk. With the current U.S. economic recovery in its 10th year, any decline in the federal funds rate over the next few quarters is likely to support investor sentiment by helping to extend the credit cycle.

      The primary risk to our outlook is the possibility that slower economic growth in China and Europe could lead to slower growth in the U.S. The U.S.-China trade dispute has escalated, and the escalation has had downstream effects on the export-oriented European economy. Although accommodative central-bank policy actions have been taken in Europe and Asia, and exports remain a relatively small share of U.S. gross domestic product (GDP), the risk remains that the U.S. economy will eventually participate in the global slowdown. Fortunately, the Fed has recognized the risk and it seems highly likely that it will implement "insurance" rate cuts to help bolster the domestic economy. Another potential speed bump for our outlook is the run-up to the 2020 U.S. presidential election, given that candidates can sometimes discuss policy proposals that may cause a stir in the markets.

      From a technical perspective, high-yield issuance has shown restraint with respect to lower-rated deals in the CCC-quality range, as well as deals designed to finance large leveraged buyouts or special payouts to shareholders. We expect the high-yield default rate to edge modestly higher over time, but for it remain at reasonable levels through year-end.

      The Portfolio remains underweight to issues rated CCC and below, as the management team has been identifying better value in issues rated BB and
      B. We have also maintained an underweight to the retail sector, which continues to struggle against secular headwinds such as the growth of eCommerce. In addition, companies in the sector have historically exhibited low recovery rates in a restructuring environment. The Portfolio maintains a slight benchmark-relative overweight to energy in nominal terms, but is slightly underweight the sector on a risk-adjusted basis, with greater exposure to lower-volatility midstream debt and a focus on lower-risk credits within the E&P subsector.

      In managing the Portfolio, we continue to seek diversification and relative value by carrying out-of-benchmark exposures, including allocations to convertibles and ILS.

Please refer to the Schedule of Investments on pages 8 to 20 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                                                                                 Value
                       UNAFFILIATED ISSUERS -- 96.7%
                       COMMON STOCKS -- 0.6% of Net Assets
                       Airlines -- 0.2%
           895(a)      United Continental Holdings, Inc.                                                                 $    78,357
                                                                                                                         -----------
                       Total Airlines                                                                                    $    78,357
                                                                                                                         -----------
                       Chemicals -- 0.1%
           545         LyondellBasell Industries NV                                                                      $    46,941
                                                                                                                         -----------
                       Total Chemicals                                                                                   $    46,941
                                                                                                                         -----------
                       Health Care Providers & Services -- 0.2%
         9,932(a)      BioScrip, Inc.                                                                                    $    25,823
           512         Cigna Corp.                                                                                            80,666
                                                                                                                         -----------
                       Total Health Care Providers & Services                                                            $   106,489
                                                                                                                         -----------
                       Technology Hardware, Storage & Peripherals -- 0.1%
         1,598(a)      NCR Corp.                                                                                         $    49,698
                                                                                                                         -----------
                       Total Technology Hardware, Storage & Peripherals                                                  $    49,698
                                                                                                                         -----------
                       TOTAL COMMON STOCKS
                       (Cost $136,253)                                                                                   $   281,485
                                                                                                                         -----------
                       CONVERTIBLE PREFERRED STOCKS -- 1.1% of Net Assets
                       Banks -- 1.1%
           201(b)      Bank of America Corp., 7.25%                                                                      $   275,772
           155(b)      Wells Fargo & Co., 7.5%                                                                               211,451
                                                                                                                         -----------
                       Total Banks                                                                                       $   487,223
                                                                                                                         -----------
                       Health Care Providers & Services -- 0.0%+
            28^(a)     BioScrip, Inc.                                                                                    $     4,142
                                                                                                                         -----------
                       Total Health Care Providers & Services                                                            $     4,142
                                                                                                                         -----------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $452,120)                                                                                   $   491,365
                                                                                                                         -----------
                       PREFERRED STOCK -- 0.2% of Net Assets
                       Consumer Finance -- 0.2%
         2,821(c)      GMAC Capital Trust I, 8.303% (3 Month USD LIBOR + 579 bps), 2/15/40                               $    73,713
                                                                                                                         -----------
                       Total Consumer Finance                                                                            $    73,713
                                                                                                                         -----------
                       TOTAL PREFERRED STOCK
                       (Cost $66,924)                                                                                    $    73,713
                                                                                                                         -----------
     Principal
        Amount
        USD ($)
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7% of Net Assets
       105,443(c)      Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 6.056%, 2/10/51 (144A)         $   103,664
           410         Global Mortgage Securitization, Ltd., Series 2005-A, Class B3, 5.25%, 4/25/32 (144A)                        2
       100,000(c)      Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class D, 4.901%,
                       8/15/47 (144A)                                                                                         96,991
        52,931(c)      Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ, 5.574%, 11/12/49                            53,533
        50,000(c)      Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.957%, 12/15/47 (144A)              46,951
                                                                                                                         -----------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $295,216)                                                                                   $   301,141
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Principal
        Amount
        USD ($)                                                                                                                Value
                       CONVERTIBLE CORPORATE BONDS -- 4.2% of Net Assets
                       Biotechnology -- 1.2%
       138,000         Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                                      $   128,254
       162,000         Insmed, Inc., 1.75%, 1/15/25                                                                          157,319
        79,000         Medicines Co., 2.5%, 1/15/22                                                                           94,876
        95,000         Medicines Co., 2.75%, 7/15/23                                                                          95,017
        22,000         Medicines Co., 3.5%, 1/15/24 (144A)                                                                    35,923
                                                                                                                         -----------
                       Total Biotechnology                                                                               $   511,389
                                                                                                                         -----------
                       Commercial Services -- 0.1%
        65,000         Macquarie Infrastructure Corp., 2.0%, 10/1/23                                                     $    57,282
                                                                                                                         -----------
                       Total Commercial Services                                                                         $    57,282
                                                                                                                         -----------
                       Computers -- 0.3%
       132,000         Pure Storage, Inc., 0.125%, 4/15/23                                                               $   126,390
                                                                                                                         -----------
                       Total Computers                                                                                   $   126,390
                                                                                                                         -----------
                       Healthcare-Products -- 0.5%
       135,000         Endologix, Inc., 3.25%, 11/1/20                                                                   $    92,401
       152,000         Wright Medical Group, Inc., 1.625%, 6/15/23                                                           166,725
                                                                                                                         -----------
                       Total Healthcare-Products                                                                         $   259,126
                                                                                                                         -----------
                       Internet -- 0.4%
       171,000         Palo Alto Networks, Inc., 0.75%, 7/1/23 (144A)                                                    $   180,161
                                                                                                                         -----------
                       Total Internet                                                                                    $   180,161
                                                                                                                         -----------
                       Media -- 0.4%
       178,000         DISH Network Corp., 2.375%, 3/15/24                                                               $   164,430
                                                                                                                         -----------
                       Total Media                                                                                       $   164,430
                                                                                                                         -----------
                       Oil & Gas -- 0.4%
       185,000         Oasis Petroleum, Inc., 2.625%, 9/15/23                                                            $   169,249
                                                                                                                         -----------
                       Total Oil & Gas                                                                                   $   169,249
                                                                                                                         -----------
                       Semiconductors -- 0.2%
        70,000         ON Semiconductor Corp., 1.625%, 10/15/23                                                          $    85,282
                                                                                                                         -----------
                       Total Semiconductors                                                                              $    85,282
                                                                                                                         -----------
                       Software -- 0.5%
       210,000         Akamai Technologies, Inc., 0.125%, 5/1/25                                                         $   224,343
                                                                                                                         -----------
                       Total Software                                                                                    $   224,343
                                                                                                                         -----------
                       Transportation -- 0.2%
        85,000         SEACOR Holdings, Inc., 3.0%, 11/15/28                                                             $    83,557
                                                                                                                         -----------
                       Total Transportation                                                                              $    83,557
                                                                                                                         -----------
                       TOTAL CONVERTIBLE CORPORATE BONDS
                       (Cost $1,853,851)                                                                                 $ 1,861,209
                                                                                                                         -----------
                       CORPORATE BONDS -- 81.9% of Net Assets
                       Advertising -- 0.8%
       372,000         MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                           $   341,853
                                                                                                                         -----------
                       Total Advertising                                                                                 $   341,853
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
        USD ($)                                                                                                                Value
                       Aerospace/Defense -- 1.0%
       225,000         Bombardier, Inc., 6.0%, 10/15/22 (144A)                                                           $   225,965
        87,000         Bombardier, Inc., 7.5%, 3/15/25 (144A)                                                                 87,244
       122,000         Bombardier, Inc., 7.875%, 4/15/27 (144A)                                                              122,152
                                                                                                                         -----------
                       Total Aerospace/Defense                                                                           $   435,361
                                                                                                                         -----------
                       Agriculture -- 0.2%
        99,000         Darling Ingredients Inc., 5.25%, 4/15/27 (144A)                                                   $   103,455
                                                                                                                         -----------
                       Total Agriculture                                                                                 $   103,455
                                                                                                                         -----------
                       Auto Parts & Equipment -- 1.6%
       316,000         American Axle & Manufacturing, Inc., 6.25%, 3/15/26                                               $   312,050
       200,000(d)      IHO Verwaltungs GmbH, 6.0% (6.75% PIK or 6.0% cash), 5/15/27 (144A)                                   201,000
       208,000         Titan International, Inc., 6.5%, 11/30/23                                                             180,440
                                                                                                                         -----------
                       Total Auto Parts & Equipment                                                                      $   693,490
                                                                                                                         -----------
                       Banks -- 4.7%
       200,000(b)(c)   Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                              $   205,000
       413,000(b)(c)   BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                        430,036
       200,000(b)(c)   Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                       212,250
       220,000         Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                                       187,000
       270,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                         232,200
       200,000(b)(c)   ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                                   207,500
       200,000(b)(c)   Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)                                  196,500
       237,000         Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)                             222,780
       200,000(b)(c)   UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                             210,000
                                                                                                                         -----------
                       Total Banks                                                                                       $ 2,103,266
                                                                                                                         -----------
                       Building Materials -- 1.7%
       212,000         American Woodmark Corp., 4.875%, 3/15/26 (144A)                                                   $   209,350
       151,000         Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                                     155,631
        90,000         Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                                       94,950
       111,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                    114,885
       168,000         Summit Material LLC/Summit Materials Finance Corp., 6.5%, 3/15/27 (144A)                              174,720
                                                                                                                         -----------
                       Total Building Materials                                                                          $   749,536
                                                                                                                         -----------
                       Chemicals -- 4.3%
        57,000         CF Industries, Inc., 4.95%, 6/1/43                                                                $    51,015
       157,000         CF Industries, Inc., 5.375%, 3/15/44                                                                  147,235
       287,000         Chemours Co., 7.0%, 5/15/25                                                                           299,915
       186,000         Hexion, Inc., 7.875%, 7/15/27 (144A)                                                                  187,395
       172,000         Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.0%, 4/15/25 (144A)                               174,150
       151,000         NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                           156,285
        93,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                              97,185
        70,000         Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26 (144A)                                    66,500
       205,000         OCI NV, 6.625%, 4/15/23 (144A)                                                                        213,200
       225,000         Olin Corp., 5.0%, 2/1/30                                                                              223,019
       229,000         Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375%, 9/1/25 (144A)                220,413
        87,000         Tronox, Inc., 6.5%, 4/15/26 (144A)                                                                     86,239
                                                                                                                         -----------
                       Total Chemicals                                                                                   $ 1,922,551
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Principal
        Amount
        USD ($)                                                                                                                Value
                       Coal -- 0.6%
       255,000         SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)            $   248,944
                                                                                                                         -----------
                       Total Coal                                                                                        $   248,944
                                                                                                                         -----------
                       Commercial Services -- 4.7%
       200,000         Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                                     $   202,500
       177,000         Brink's Co., 4.625%, 10/15/27 (144A)                                                                  176,779
       125,000         Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                          124,375
       128,000         Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                                        131,200
       181,000         Garda World Security Corp., 8.75%, 5/15/25 (144A)                                                     178,737
       232,000         Herc Holdings, Inc., 5.5%, 7/15/27 (144A)                                                             233,450
        75,000         Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)                        76,313
        75,000         Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)                        77,438
       202,000         Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (144A)                       212,140
       190,000         Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                                     145,350
       124,000         United Rentals North America, Inc., 5.25%, 1/15/30                                                    127,410
       221,000         United Rentals North America, Inc., 6.5%, 12/15/26                                                    239,233
       175,000         Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                                          181,781
                                                                                                                         -----------
                       Total Commercial Services                                                                         $ 2,106,706
                                                                                                                         -----------
                       Computers -- 0.2%
       100,000         Western Digital Corp., 4.75%, 2/15/26                                                             $    98,105
                                                                                                                         -----------
                       Total Computers                                                                                   $    98,105
                                                                                                                         -----------
                       Distribution/Wholesale -- 0.5%
       237,000         Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                               $   239,962
                                                                                                                         -----------
                       Total Distribution/Wholesale                                                                      $   239,962
                                                                                                                         -----------
                       Diversified Financial Services -- 2.5%
       285,000         Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                                               $   293,379
       160,000         Avation Capital SA, 6.5%, 5/15/21 (144A)                                                              163,600
        22,000         Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                             22,440
       206,000         Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                                            209,090
       192,000         Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21                                        192,292
       175,000         Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22 (144A)                         179,812
        50,000         Springleaf Finance Corp., 6.625%, 1/15/28                                                              52,500
                                                                                                                         -----------
                       Total Diversified Financial Services                                                              $ 1,113,113
                                                                                                                         -----------
                       Electric -- 1.4%
       137,000         Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                                             $   139,055
        50,000         Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)                                                        49,688
        67,000         Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                                         68,675
       333,000         Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                                     352,564
                                                                                                                         -----------
                       Total Electric                                                                                    $   609,982
                                                                                                                         -----------
                       Electrical Components & Equipment -- 0.2%
EUR    100,000         Belden, Inc., 3.875%, 3/15/28 (144A)                                                              $   120,207
                                                                                                                         -----------
                       Total Electrical Components & Equipment                                                           $   120,207
                                                                                                                         -----------
                       Engineering & Construction -- 0.5%
       210,000         MasTec, Inc., 4.875%, 3/15/23                                                                     $   212,887
                                                                                                                         -----------
                       Total Engineering & Construction                                                                  $   212,887
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
        USD ($)                                                                                                                Value
                       Entertainment -- 2.4%
       219,000         Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25 (144A)                             $   219,684
       200,000         Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                               217,000
        35,000         Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                                                     34,562
       100,000         Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                                           101,000
       351,000         Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                           368,546
       118,000         Scientific Games International, Inc., 10.0%, 12/1/22                                                  123,752
                                                                                                                         -----------
                       Total Entertainment                                                                               $ 1,064,544
                                                                                                                         -----------
                       Environmental Control -- 1.7%
       271,000         Covanta Holding Corp., 6.0%, 1/1/27                                                               $   283,195
       156,000         GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                                        154,440
       125,000         GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                                          134,531
       189,000         Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                                          192,253
                                                                                                                         -----------
                       Total Environmental Control                                                                       $   764,419
                                                                                                                         -----------
                       Food -- 3.1%
       210,000         Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC, 5.75%, 3/15/25              $   211,638
        67,000         Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC, 7.5%, 3/15/26 (144A)             71,522
       140,000         C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                                     140,000
       200,000         Ingles Markets, Inc., 5.75%, 6/15/23                                                                  204,500
       211,000         JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                           229,199
        65,000         JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/29 (144A)                            70,606
       105,000         Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                                         108,806
       110,000         Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                                           113,025
       250,000         Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                                            227,500
                                                                                                                         -----------
                       Total Food                                                                                        $ 1,376,796
                                                                                                                         -----------
                       Forest Products & Paper -- 0.6%
       239,000         Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)                                    $   244,377
                                                                                                                         -----------
                       Total Forest Products & Paper                                                                     $   244,377
                                                                                                                         -----------
                       Healthcare-Services -- 4.1%
       265,000         BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                                           $   268,312
        63,000         Centene Corp., 5.375%, 6/1/26 (144A)                                                                   66,229
        50,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23                                                     48,125
        85,000         Eagle Holding Co. II LLC, 7.75%, 5/15/22 (144A)                                                        85,637
       400,000         HCA, Inc., 5.25%, 6/15/26                                                                             442,883
        37,000         HCA, Inc., 5.625%, 9/1/28                                                                              40,052
        25,000         HCA, Inc., 5.875%, 2/1/29                                                                              27,406
       200,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                                             208,000
       190,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                   202,231
       211,000         Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                                                  210,473
       226,000         WellCare Health Plans, Inc., 5.25%, 4/1/25                                                            235,605
                                                                                                                         -----------
                       Total Healthcare-Services                                                                         $ 1,834,953
                                                                                                                         -----------
                       Holding Companies-Diversified -- 0.4%
       170,000         VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)                      $   169,575
                                                                                                                         -----------
                       Total Holding Companies-Diversified                                                               $   169,575
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Principal
        Amount
        USD ($)                                                                                                                Value
                       Home Builders -- 3.9%
       125,000         Beazer Homes USA, Inc., 5.875%, 10/15/27                                                          $   108,400
       385,000         Beazer Homes USA, Inc., 6.75%, 3/15/25                                                                368,637
       142,000         KB Home, 6.875%, 6/15/27                                                                              151,585
       190,000         KB Home, 7.5%, 9/15/22                                                                                211,613
       294,000         Lennar Corp., 4.75%, 11/15/22                                                                         307,598
       222,000         Lennar Corp., 4.75%, 11/29/27                                                                         233,655
       165,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                    177,375
        22,000         Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)                                              22,385
       145,000         Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23 (144A)           152,250
                                                                                                                         -----------
                       Total Home Builders                                                                               $ 1,733,498
                                                                                                                         -----------
                       Home Furnishings -- 0.6%
       250,000         Tempur Sealy International, Inc., 5.5%, 6/15/26                                                   $   259,375
                                                                                                                         -----------
                       Total Home Furnishings                                                                            $   259,375
                                                                                                                         -----------
                       Insurance -- 0.3%
       136,000         CNO Financial Group, Inc., 5.25%, 5/30/29                                                         $   147,220
                                                                                                                         -----------
                       Total Insurance                                                                                   $   147,220
                                                                                                                         -----------
                       Internet -- 0.5%
       222,000         Netflix, Inc., 5.375%, 11/15/29 (144A)                                                            $   235,806
                                                                                                                         -----------
                       Total Internet                                                                                    $   235,806
                                                                                                                         -----------
                       Iron/Steel -- 1.0%
       175,000         Commercial Metals Co., 5.375%, 7/15/27                                                            $   174,125
       270,000         Commercial Metals Co., 5.75%, 4/15/26                                                                 269,527
                                                                                                                         -----------
                       Total Iron/Steel                                                                                  $   443,652
                                                                                                                         -----------
                       Leisure Time -- 0.6%
        93,000         Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                                      $    94,163
       150,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                                152,062
                                                                                                                         -----------
                       Total Leisure Time                                                                                $   246,225
                                                                                                                         -----------
                       Lodging -- 0.3%
       141,000         MGM Resorts International, 5.5%, 4/15/27                                                          $   147,874
                                                                                                                         -----------
                       Total Lodging                                                                                     $   147,874
                                                                                                                         -----------
                       Machinery-Diversified -- 0.6%
       246,000         Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                                           $   264,450
                                                                                                                         -----------
                       Total Machinery-Diversified                                                                       $   264,450
                                                                                                                         -----------
                       Media -- 5.6%
       200,000         Altice Financing SA, 6.625%, 2/15/23 (144A)                                                       $   205,000
       515,000         CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)                                      538,973
        50,000         CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)                                     52,437
       172,000         Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (144A)                                         186,620
       200,000         CSC Holdings LLC, 5.375%, 7/15/23 (144A)                                                              205,500
       200,000         CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                                               207,750
       110,000         Gray Television, Inc., 5.125%, 10/15/24 (144A)                                                        112,063
       133,000         Gray Television, Inc., 5.875%, 7/15/26 (144A)                                                         137,988
       149,000         Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                                               152,308
        75,000         Sirius XM Radio, Inc., 4.625%, 7/15/24 (144A)                                                          76,746
       135,000         Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                                            137,349

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
        USD ($)                                                                                                                Value
                       Media -- (continued)
       171,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                     $   177,199
        90,000         Sirius XM Radio, Inc., 5.5%, 7/1/29 (144A)                                                             92,268
       208,000         Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                               222,560
                                                                                                                         -----------
                       Total Media                                                                                       $ 2,504,761
                                                                                                                         -----------
                       Mining -- 1.4%
       125,000         Coeur Mining, Inc., 5.875%, 6/1/24                                                                $   121,719
       112,000         Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                                          115,360
       110,000         Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                                         113,575
        65,000         Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                                                    68,737
       200,000         Novelis Corp., 5.875%, 9/30/26 (144A)                                                                 202,500
                                                                                                                         -----------
                       Total Mining                                                                                      $   621,891
                                                                                                                         -----------
                       Miscellaneous Manufacturers -- 0.6%
        18,000         Amsted Industries, Inc., 5.625%, 7/1/27 (144A)                                                    $    18,765
       222,000         EnPro Industries, Inc., 5.75%, 10/15/26                                                               226,995
                                                                                                                         -----------
                       Total Miscellaneous Manufacturers                                                                 $   245,760
                                                                                                                         -----------
                       Oil & Gas -- 7.0%
        91,000         Centennial Resource Production LLC, 6.875%, 4/1/27 (144A)                                         $    91,910
       184,000         Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                                          181,240
       100,000         Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                                                     85,500
       213,000         Great Western Petroleum LLC/Great Western Finance Corp., 9.0%, 9/30/21 (144A)                         173,062
       170,000         Gulfport Energy Corp., 6.0%, 10/15/24                                                                 131,325
        15,000         Gulfport Energy Corp., 6.625%, 5/1/23                                                                  12,900
       135,000         Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                                        135,338
       296,000         Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                                  265,660
        93,000         Jagged Peak Energy LLC, 5.875%, 5/1/26                                                                 91,605
        50,000         MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                                 50,250
        53,000         MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                                 50,350
       219,000         Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                                     222,285
       246,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                                                245,385
       104,000         Parkland Fuel Corp., 5.875%, 7/15/27 (144A)                                                           105,659
        30,000         Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                        30,450
       135,000         Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/25 (144A)                                      138,375
        20,000         Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)                                      20,900
        20,000         Parsley Energy LLC/Parsley Finance Corp., 6.25%, 6/1/24 (144A)                                         20,800
       115,000         PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                                                 119,314
       222,000         Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                                  204,906
       202,000         SM Energy Co., 6.75%, 9/15/26                                                                         189,375
        11,000         Transocean Sentry Ltd., 5.375%, 5/15/23 (144A)                                                         11,014
       185,000         Transocean, Inc., 7.25%, 11/1/25 (144A)                                                               175,288
       232,000         Whiting Petroleum Corp., 6.625%, 1/15/26                                                              223,735
       120,000         WPX Energy, Inc., 5.25%, 9/15/24                                                                      123,150
                                                                                                                         -----------
                       Total Oil & Gas                                                                                   $ 3,099,776
                                                                                                                         -----------
                       Oil & Gas Services -- 1.7%
       156,000         Archrock Partners LP/Archrock Partners Finance Corp., 6.0%, 10/1/22                               $   157,950
       152,000         Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)                           158,855
       115,000         Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25                                        116,869
       207,000         FTS International, Inc., 6.25%, 5/1/22                                                                191,993

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Principal
        Amount
        USD ($)                                                                                                                Value
                      Oil & Gas Services -- (continued)
        50,000        SESI LLC, 7.75%, 9/15/24                                                                           $    32,125
        74,000        USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27 (144A)                        77,708
                                                                                                                         -----------
                      Total Oil & Gas Services                                                                           $   735,500
                                                                                                                         -----------
                      Packaging & Containers -- 2.1%
       276,000        Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.0%, 2/15/25 (144A)                       $   286,005
       102,000        Ball Corp., 5.25%, 7/1/25                                                                              110,415
       254,000        Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                                          292,100
       213,000        Greif, Inc., 6.5%, 3/1/27 (144A)                                                                       219,922
        65,000        Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                                        58,825
                                                                                                                         -----------
                      Total Packaging & Containers                                                                       $   967,267
                                                                                                                         -----------
                      Pharmaceuticals -- 2.8%
       197,000        Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                                                 $   216,605
        80,000        Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                                          83,400
       167,000        Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                                       168,941
        96,000        Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                                          99,480
        96,000        Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                                                         99,840
       214,000        BioScrip, Inc., 8.875%, 2/15/21                                                                        216,675
       220,000        Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                                                        236,016
       114,000        Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                                          112,005
                                                                                                                         -----------
                      Total Pharmaceuticals                                                                              $ 1,232,962
                                                                                                                         -----------
                      Pipelines -- 5.3%
       215,000        American Midstream Partners LP/American Midstream Finance Corp., 9.5%, 12/15/21 (144A)             $   210,162
       185,000        Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                             187,544
        70,000        Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/26 (144A)                               70,525
       280,000        Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                                                  311,850
        30,000        DCP Midstream Operating LP, 3.875%, 3/15/23                                                             30,225
        49,000        DCP Midstream Operating LP, 4.95%, 4/1/22                                                               50,838
       200,000        DCP Midstream Operating LP, 5.375%, 7/15/25                                                            210,750
       165,000        Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25                              163,350
       170,000        Energy Transfer Operating LP, 5.875%, 1/15/24                                                          189,238
         5,000        EnLink Midstream LLC, 5.375%, 6/1/29                                                                     5,125
        40,000        EnLink Midstream Partners LP, 5.05%, 4/1/45                                                             33,400
       116,000        EnLink Midstream Partners LP, 5.6%, 4/1/44                                                             106,430
        90,000        Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/26                                          86,850
       138,000        Genesis Energy LP/Genesis Energy Finance Corp., 6.5%, 10/1/25                                          134,895
        70,000        Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                           70,612
       167,000        Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/26 (144A)     171,801
       135,000        PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23                                          139,219
        75,000        Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                       75,188
        26,000        Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.5%, 7/15/27 (144A)                28,373
        57,000        Williams Cos., Inc., 5.75%, 6/24/44                                                                     66,524
                                                                                                                         -----------
                      Total Pipelines                                                                                    $ 2,342,899
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal
        Amount
        USD ($)                                                                                                                Value
                       REITS -- 1.5%
       155,000         Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                            $   155,582
       200,000         Iron Mountain, Inc., 5.75%, 8/15/24                                                                   202,028
       310,000         Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.0%, 4/15/23 (144A)                        294,500
                                                                                                                         -----------
                       Total REITS                                                                                       $   652,110
                                                                                                                         -----------
                       Retail -- 1.1%
       147,000         Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                                        $   154,350
        50,000         JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                                           41,875
       304,000         Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                                                           302,599
                                                                                                                         -----------
                       Total Retail                                                                                      $   498,824
                                                                                                                         -----------
                       Software -- 1.1%
       155,000         First Data Corp., 5.0%, 1/15/24 (144A)                                                            $   158,797
       135,000         Open Text Corp., 5.875%, 6/1/26 (144A)                                                                142,803
        46,000         Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                                       42,205
       121,000         SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                                                         125,538
                                                                                                                         -----------
                       Total Software                                                                                    $   469,343
                                                                                                                         -----------
                       Telecommunications -- 6.2%
       200,000         Altice France SA, 8.125%, 2/1/27 (144A)                                                           $   210,000
       150,000         CenturyLink, Inc., 6.45%, 6/15/21                                                                     158,625
        90,000         CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                                       84,349
       451,000         Frontier Communications Corp., 8.75%, 4/15/22                                                         288,640
        75,000         Frontier Communications Corp., 11.0%, 9/15/25                                                          46,500
        84,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26                                                          86,310
       105,000         Intelsat Jackson Holdings SA, 9.75%, 7/15/25 (144A)                                                   107,100
       300,000         Level 3 Financing, Inc., 5.25%, 3/15/26                                                               310,500
       435,000         Sprint Corp., 7.125%, 6/15/24                                                                         461,230
       205,000         Sprint Corp., 7.25%, 9/15/21                                                                          217,812
       280,000         Sprint Corp., 7.625%, 2/15/25                                                                         298,200
        75,000         T-Mobile USA, Inc., 6.0%, 3/1/23                                                                       76,688
       155,000         T-Mobile USA, Inc., 6.0%, 4/15/24                                                                     161,588
       215,000         T-Mobile USA, Inc., 6.5%, 1/15/26                                                                     232,428
        10,000(e)      Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)                              10,200
                                                                                                                         -----------
                       Total Telecommunications                                                                          $ 2,750,170
                                                                                                                         -----------
                       Transportation -- 0.0%+
       200,000(e)      syncreon Group BV/syncreon Global Finance US, Inc., 8.625%, 11/1/21 (144A)                        $    10,000
                                                                                                                         -----------
                       Total Transportation                                                                              $    10,000
                                                                                                                         -----------
                       Trucking & Leasing -- 0.5%
       200,000         Fly Leasing, Ltd., 6.375%, 10/15/21                                                               $   204,750
                                                                                                                         -----------
                       Total Trucking & Leasing                                                                          $   204,750
                                                                                                                         -----------
                       TOTAL CORPORATE BONDS
                       (Cost $36,003,425)                                                                                $36,368,195
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

          Face
        Amount
        USD ($)                                                                                                                Value
                       INSURANCE-LINKED SECURITIES -- 0.1% of Net Assets(f)
                       Reinsurance Sidecars -- 0.1%
                       Multiperil -- Worldwide -- 0.1%
        50,000+(a)(g)  Lorenz Re 2017, 3/31/20                                                                           $       855
        50,000+(a)(g)  Lorenz Re 2018, 7/1/21                                                                                 36,990
                                                                                                                         -----------
                       Total Reinsurance Sidecars                                                                        $    37,845
                                                                                                                         -----------
                       TOTAL INSURANCE-LINKED SECURITIES
                       (Cost $51,456)                                                                                    $    37,845
                                                                                                                         -----------
     Principal
        Amount
        USD ($)
                       SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 2.4% of Net Assets*(h)
                       Buildings & Real Estate -- 0.1%
        44,404         Builders FirstSource, Inc., Refinancing Term Loan, 5.33% (LIBOR + 300 bps), 2/29/24               $    44,317
                                                                                                                         -----------
                       Total Buildings & Real Estate                                                                     $    44,317
                                                                                                                         -----------
                       Healthcare, Education & Childcare -- 0.4%
       201,476         Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 6.904% (LIBOR + 450 bps),
                       11/16/25                                                                                          $   200,821
                                                                                                                         -----------
                       Total Healthcare, Education & Childcare                                                           $   200,821
                                                                                                                         -----------
                       Metals & Mining -- 0.3%
       128,700         Aleris International, Inc., Initial Term Loan, 7.152% (LIBOR + 475 bps), 2/27/23                  $   129,022
                                                                                                                         -----------
                       Total Metals & Mining                                                                             $   129,022
                                                                                                                         -----------
                       Oil & Gas -- 0.4%
       173,000         Encino Acquisition Partners Holdings LLC, Second Lien Initial Term Loan, 9.152%
                       (LIBOR + 675 bps), 10/29/25                                                                       $   159,160
                                                                                                                         -----------
                       Total Oil & Gas                                                                                   $   159,160
                                                                                                                         -----------
                       Personal, Food & Miscellaneous Services -- 0.5%
       244,408         Revlon Consumer Products Corp., Initial Term B Loan, 6.022% (LIBOR + 350 bps), 9/7/23             $   205,252
                                                                                                                         -----------
                       Total Personal, Food & Miscellaneous Services                                                     $   205,252
                                                                                                                         -----------
                       Retail -- 0.2%
       118,534         Neiman Marcus Group, Ltd. LLC, Cash Pay Extended Term Loan, 8.421% (LIBOR + 600 bps), 10/25/23    $   102,050
                                                                                                                         -----------
                       Total Retail                                                                                      $   102,050
                                                                                                                         -----------
                       Telecommunications -- 0.5%
       211,000         Commscope, Inc., Initial Term Loan, 5.652% (LIBOR + 325 bps), 4/6/26                              $   211,026
                                                                                                                         -----------
                       Total Telecommunications                                                                          $   211,026
                                                                                                                         -----------
                       Transportation -- 0.0%+
        10,684         DynCorp International, Inc., Term Loan B2, 8.394% (LIBOR + 600 bps), 7/7/20                       $    10,631
                                                                                                                         -----------
                       Total Transportation                                                                              $    10,631
                                                                                                                         -----------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $1,106,562)                                                                                 $ 1,062,279
                                                                                                                         -----------
                       U.S. GOVERNMENT AND AGENCY OBLIGATION -- 5.5% of Net Assets
     2,450,000(i)      U.S. Treasury Bills, 7/2/19                                                                       $ 2,449,868
                                                                                                                         -----------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                       (Cost $2,449,855)                                                                                 $ 2,449,868
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                                                                                 Value
                       RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                       Health Care Providers & Services -- 0.0%+
            80^(a)(j)  BioScrip, Inc.,6/30/25                                                                            $        43
            80^(a)(j)  BioScrip, Inc.,6/30/25                                                                                     55
                                                                                                                         -----------
                       Total Health Care Providers & Services                                                            $        98
                                                                                                                         -----------
                       TOTAL RIGHTS/WARRANTS
                       (Cost $ --)                                                                                       $        98
                                                                                                                         -----------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 96.7%
                       (Cost $42,415,662)                                                                                $42,927,198
                                                                                                                         -----------

                                                                                                Change
                                                                                                in Net
                                                                               Net              Unrealized
                                                                Dividend       Realized         Appreciation
                                                                Income         Gain (Loss)      (Depreciation)
                       AFFILIATED ISSUER -- 2.4%
                       CLOSED-END FUND -- 2.4% of Net Assets
       122,642(k)      Pioneer ILS Interval Fund                $ --           $ --             $2,453                   $ 1,063,302
                                                                                                                         -----------
                       TOTAL CLOSED-END FUND
                       (Cost $1,300,000)                                                                                 $ 1,063,302
                                                                                                                         -----------
                       TOTAL CLOSED-END FUND IN AFFILIATED ISSUER -- 2.4%
                       (Cost $1,300,000)                                                                                 $ 1,063,302
                                                                                                                         -----------
                       OTHER ASSETS AND LIABILITIES -- 0.9%                                                              $   403,999
                                                                                                                         -----------
                       NET ASSETS -- 100.0%                                                                              $44,394,499
                                                                                                                         ===========

bps       Basis Points.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2019, the value of these securities amounted to $22,215,511, or 50.0% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at June 30, 2019.

(d) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(e)       Security is in default.

(f)       Securities are restricted as to resale.

(g)       Issued as preference shares.

(h) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2019.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)       BioScrip, Inc. warrants are exercisable into 160 shares.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

FUTURES CONTRACT

INDEX FUTURES CONTRACT

Number of
Contracts                                    Expiration           Notional          Market               Unrealized
Short           Description                  Date                 Amount            Value             (Depreciation)
3               S&P 500 EMINI                9/20/19              $440,715          $441,638                  $(923)
                                                                  --------          --------                  -----
TOTAL FUTURES CONTRACT                                            $440,715          $441,638                  $(923)
                                                                  ========          ========                  =====

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

                                                                                                                Unrealized
Notional                                                           Pay/       Annual     Expiration Premiums  Appreciation    Market
Amount ($)(1) Obligation Reference/Index                           Receive(2) Fixed Rate Date       Paid     (Depreciation)    Value
887,537       Markit CDX North America High Yield Index Series 27  Receive    5.00%      12/20/21   $ 62,678       $(8,463) $ 54,215
407,400       Markit CDX North America High Yield Index Series 31  Receive    5.00%      12/20/23     23,079        10,828    33,907
260,000       Markit CDX North America High Yield Index Series 32  Receive    5.00%      6/20/24      13,154         6,808    19,962
                                                                                                    --------       -------  --------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                            $ 98,911       $ 9,173  $108,084
                                                                                                    ========       =======  ========

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                                  Obligation              Pay/       Annual     Expiration Premiums     Unrealized   Market
Amount ($)(1) Counterparty                Reference/Index         Receive(2) Fixed Rate Date       (Received) Appreciation    Value
40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22    $ (4,500)       $ 3,118 $ (1,382)
25,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (3,062)         2,199     (863)
40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (4,900)         3,518   (1,382)
                                                                                                   --------        ------- --------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                      $(12,462)       $ 8,835 $ (3,627)
                                                                                                   --------        ------- --------
TOTAL SWAP CONTRACTS                                                                               $ 86,449        $18,008 $104,457
                                                                                                   ========        ======= ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2019, aggregated $13,653,602 and $13,462,289, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Portfolio engaged in purchases of $573,563 and sales of $284,779 pursuant to these procedures, which resulted in a net realized gain/(loss) of $2,192.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $43,830,740 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost   $ 1,558,046
       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (1,294,752)
                                                                                                                        -----------
       Net unrealized appreciation                                                                                      $   263,294
                                                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                                              Level 1        Level 2        Level 3        Total
Common Stocks                                                $281,485      $        --      $    --     $   281,485
Convertible Preferred Stocks
  Health Care Providers & Services                                 --               --        4,142           4,142
  All Other Convertible Preferred Stocks                      487,223               --           --         487,223
Preferred Stock                                                73,713               --           --          73,713
Collateralized Mortgage Obligations                                --          301,141           --         301,141
Convertible Corporate Bonds                                        --        1,861,209           --       1,861,209
Corporate Bonds                                                    --       36,368,195           --      36,368,195
Insurance-Linked Securities
  Reinsurance Sidecars
     Multiperil - Worldwide                                        --               --       37,845          37,845
Senior Secured Floating Rate Loan Interests                        --        1,062,279           --       1,062,279
U.S. Government and Agency Obligation                              --        2,449,868           --       2,449,868
Rights/Warrants
  Health Care Providers & Services                                 --               --           98              98
Affiliated Closed-End Fund                                         --        1,063,302           --       1,063,302
                                                             --------      -----------      -------     -----------
Total Investments in Securities                              $842,421      $43,105,994      $42,085     $43,990,500
                                                             ========      ===========      =======     ===========
Other Financial Instruments
Net unrealized depreciation on futures contracts             $   (923)     $        --      $    --     $      (923)
Swap contracts, at value                                           --          104,457           --         104,457
                                                             --------      -----------      -------     -----------
Total Other Financial Instruments                            $   (923)     $   104,457      $    --     $   103,534
                                                             ========      ===========      =======     ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                            Convertible     Insurance-
                                                             Preferred        Linked
                                                              Stocks        Securities      Warrants       Total
Balance as of 12/31/18                                        $3,116         $ 42,775        $ 199       $ 46,090
Realized gain (loss)(1)                                           --               --           --             --
Change in net unrealized appreciation (depreciation)(2)        1,026            5,370         (101)         6,295
Accrued discounts/premiums                                        --               --           --             --
Purchases                                                         --               --           --             --
Sales                                                             --          (10,300)          --        (10,300)
Transfers in to Level 3*                                          --               --           --             --
Transfer out of Level 3*                                          --               --           --             --
                                                              ------         --------        -----       --------
Balance as of 6/30/19                                         $4,142         $ 37,845        $  98       $ 42,085
                                                              ======         ========        =====       ========

(1) Realized gain (loss) on these securities is included in the realized gain
(loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.


Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at June 30, 2019:                                                                    $6,295
                                                                                                        ======

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $42,415,662)            $42,927,198
   Investments in affiliated issuers, at value (cost $1,300,000)                 1,063,302
   Cash                                                                            241,667
   Foreign currencies, at value (cost $4,445)                                        4,420
   Futures collateral                                                               45,451
   Swaps collateral                                                                 76,241
   Due from broker for futures                                                         381
   Variation margin for swaps contracts                                              1,569
   Swap contracts, at value (net premiums paid $86,449)                            104,457
   Receivables --
      Investment securities sold                                                   431,298
      Portfolio shares sold                                                         26,301
      Dividends                                                                      3,643
      Interest                                                                     584,209
   Other assets                                                                     14,218
                                                                               -----------
         Total assets                                                          $45,524,355
                                                                               -----------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                             $   952,237
      Fund shares repurchased                                                        3,645
      Printing expenses                                                             10,577
   Due to broker for swaps                                                         108,313
   Variation margin for futures contracts                                            1,988
   Net unrealized depreciation on futures contracts                                    923
   Due to affiliates                                                                 4,220
   Accrued expenses                                                                 47,953
                                                                               -----------
         Total liabilities                                                     $ 1,129,856
                                                                               -----------
NET ASSETS:
   Paid-in capital                                                             $44,391,492
   Distributable earnings                                                            3,007
                                                                               -----------
         Net assets                                                            $44,394,499
                                                                               -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $34,895,837/3,723,580 shares)                             $      9.37
                                                                               ===========
   Class II (based on $9,498,662/1,026,360 shares)                             $      9.25
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                          $1,276,978
   Dividends from unaffiliated issuers                                             18,063
                                                                               ----------
         Total investment income                                                               $1,295,041
                                                                                               ------------
EXPENSES:
   Management fees                                                             $  140,273
   Administrative expense                                                          32,930
   Distribution fees
      Class II                                                                     11,665
   Custodian fees                                                                   7,166
   Professional fees                                                               28,285
   Printing expense                                                                 1,747
   Pricing expense                                                                  9,502
   Trustees' fees                                                                   3,439
   Miscellaneous                                                                    1,477
                                                                               ----------
      Total expenses                                                                           $  236,484
                                                                                               ----------
   Less fees waived and expenses reimbursed by the Adviser                                         (9,074)
      Net expenses                                                                                227,410
                                                                                               ----------
         Net investment income                                                                 $1,067,631
                                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                      $ (449,119)
      Futures contracts                                                           (47,119)
      Swap contracts                                                               11,650
      Other assets and liabilities denominated in foreign currencies                  (18)     $ (484,606)
                                                                               ----------      ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                      $3,212,055
      Investments in affiliated issuers                                             2,453
      Futures contracts                                                           (15,938)
      Swap contracts                                                               42,457
      Other assets and liabilities denominated in foreign currencies                    8      $3,241,035
                                                                               ----------      ----------
   Net realized and unrealized gain (loss) on investments                                      $2,756,429
                                                                                               ==========
   Net increase in net assets resulting from operations                                        $3,824,060
                                                                                               ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 Six Months
                                                                                                    Ended
                                                                                                  6/30/19          Year Ended
                                                                                                 (unaudited)        12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                    $ 1,067,631       $  2,284,712
Net realized gain (loss) on investments                                                            (484,606)           912,459
Change in net unrealized appreciation (depreciation) on investments                               3,241,035         (4,687,720)
                                                                                                -----------       ------------
      Net increase (decrease) in net assets resulting from operations                           $ 3,824,060       $ (1,490,549)
                                                                                                -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.23 and $0.44 per share, respectively)                                         $  (849,471)      $ (1,821,530)
      Class II ($0.22 and $0.41 per share, respectively)                                           (222,719)          (436,032)
                                                                                                -----------       ------------
         Total distributions to shareowners                                                     $(1,072,190)      $ (2,257,562)
                                                                                                -----------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                               $ 2,998,551       $  9,824,835
Reinvestment of distributions                                                                     1,062,233          2,257,562
Cost of shares repurchased                                                                       (3,978,630)       (21,095,635)
                                                                                                -----------       ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions         $    82,154       $ (9,013,238)
                                                                                                -----------       ------------
      Net Increase (decrease) in net assets                                                     $ 2,834,024       $(12,761,349)
                                                                                                -----------       ------------
NET ASSETS:
Beginning of year                                                                               $41,560,475       $ 54,321,824
                                                                                                -----------       ------------
End of year                                                                                     $44,394,499       $ 41,560,475
                                                                                                ===========       ============

                              Six Months  Six Months
                                 Ended       Ended
                                6/30/19     6/30/19     Year Ended   Year Ended
                                Shares      Amount       12/31/18     12/31/18
                              (unaudited) (unaudited)     Shares       Amount
CLASS I
Shares sold                      122,010  $ 1,128,033      729,186   $  6,785,891
Reinvestment of distributions     91,055      841,455      196,476      1,821,530
Less shares repurchased         (299,381)  (2,739,751)  (1,599,285)   (14,898,318)
                              ----------  -----------   ----------   ------------
      Net decrease               (86,316) $  (770,263)    (673,623)  $ (6,290,897)
                              ==========  ===========   ==========   ============
Class II
Shares sold                      207,631  $ 1,870,518      327,125   $  3,038,944
Reinvestment of distributions     24,174      220,778       47,607        436,032
Less shares repurchased         (136,457)  (1,238,879)    (670,925)    (6,197,317)
                              ----------  -----------   ----------   ------------
      Net increase (decrease)     95,348  $   852,417     (296,193)  $ (2,722,341)
                              ==========  ===========   ==========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                             6/30/19     Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                                            (unaudited)   12/31/18    12/31/17    12/31/16*   12/31/15*    12/31/14*
Class I
Net asset value, beginning of period                         $  8.79      $  9.53     $  9.31     $  8.55     $  9.65      $ 10.49
                                                             -------      -------     -------     -------     -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.23(a)   $  0.44(a)  $  0.43(a)  $  0.46(a)  $  0.42(a)   $  0.45
   Net realized and unrealized gain (loss) on investments       0.58        (0.74)       0.22        0.74       (0.75)       (0.41)
                                                             -------      -------     -------     -------     -------      -------
      Net increase (decrease) from investment operations     $  0.81      $ (0.30)    $  0.65     $  1.20     $ (0.33)     $  0.04

Distributions to shareowners:
   Net investment income                                     $ (0.23)     $ (0.44)    $ (0.43)    $ (0.44)    $ (0.45)     $ (0.49)
   Net realized gain                                              --           --          --          --       (0.32)       (0.39)
                                                             -------      -------     -------     -------     -------      -------
   Total distributions                                       $  (0.23)    $ (0.44)    $ (0.43)    $ (0.44)    $ (0.77)     $ (0.88)
                                                             -------      -------     -------     -------     -------      -------
      Net increase (decrease) in net asset value             $  0.58      $ (0.74)    $  0.22     $  0.76     $ (1.10)     $ (0.84)
                                                             -------      -------     -------     -------     -------      -------
      Net asset value, end of period                         $  9.37      $  8.79     $  9.53     $  9.31     $  8.55      $  9.65
                                                             =======      =======     =======     =======     =======      =======
Total return (b)                                                9.24%(c)    (3.30)%      7.14%      14.35%      (3.93)%(d)    0.09%
Ratio of net expenses to average net assets (e)                 1.00%(f)     1.03%       0.91%       0.92%       0.92%        0.86%
Ratio of net investment income (loss) to average net assets     5.00%(f)     4.76%       4.57%       5.24%       4.45%        4.39%
Portfolio turnover rate                                           33%(c)       45%         44%         57%         32%          51%
Net assets, end of period (in thousands)                     $34,896      $33,476     $42,728     $48,953     $45,949      $56,519
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.04%        1.07%       0.91%       0.92%       0.92%        0.86%
   Net investments income (loss) to average net assets          4.96%        4.72%       4.57%       5.24%       4.45%        4.39%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                                                          Six Months
                                                             Ended
                                                           6/30/19    Year Ended  Year Ended   Year Ended  Year Ended    Year Ended
                                                          (unaudited)  12/31/18    12/31/17     12/31/16*   12/31/15*     12/31/14*
Class II
Net asset value, beginning of period                       $ 8.68      $ 9.45      $  9.23      $  8.49      $  9.59       $ 10.44
                                                           ------      ------      -------      -------      -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $ 0.21(a)   $ 0.41(a)   $  0.41(a)   $  0.43(a)   $  0.39(a)    $  0.43
   Net realized and unrealized gain (loss) on investments    0.58       (0.77)        0.22         0.72        (0.75)        (0.43)
                                                           ------      ------      -------      -------      -------       -------
      Net increase (decrease) from investment operations   $ 0.79      $(0.36)     $  0.63      $  1.15      $ (0.36)      $    --
                                                           ------      ------      -------      -------      -------       -------
Distributions to shareowners:
   Net investment income                                   $(0.22)     $(0.41)     $ (0.41)     $ (0.41)     $ (0.42)      $ (0.46)
   Net realized gain                                           --          --           --           --        (0.32)        (0.39)
                                                           ------      ------      -------      -------      -------       -------
   Total distributions                                     $(0.22)     $(0.41)     $ (0.41)     $ (0.41)     $ (0.74)      $ (0.85)
                                                           ------      ------      -------      -------      -------       -------
      Net increase (decrease) in net asset value           $ 0.57      $(0.77)     $  0.22      $  0.74      $ (1.10)      $ (0.85)
                                                           ------      ------      -------      -------      -------       -------
      Net asset value, end of period                       $ 9.25      $ 8.68      $  9.45      $  9.23      $  8.49       $  9.59
                                                           ======      ======      =======      =======      =======       =======
Total return (b)                                             9.08%(c)   (3.94)%       6.89%(d)    13.89%       (4.23)%(e)    (0.29)%
Ratio of net expenses to average net assets (f)              1.25%(g)    1.28%        1.16%        1.16%        1.18%         1.10%
Ratio of net investment income (loss) to average net
  assets                                                     4.75%(g)    4.50%        4.31%        4.91%        4.17%         4.09%
Portfolio turnover rate                                        33%(c)      45%          44%          57%          32%           51%
Net assets, end of period (in thousands)                   $9,499      $8,085      $11,594      $11,529      $10,629       $12,640
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                      1.29%       1.32%        1.16%        1.16%        1.18%         1.10%
   Net investments income (loss) to average net assets       4.71%       4.45%        4.31%        4.91%        4.17%         4.09%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, 3 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of this fair valued security was $4,240.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $2,257,562
                                                                     ----------
       Total                                                         $2,257,562
                                                                     ==========

      The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   333,584
      Capital loss carryforward                                        (156,892)
      Net unrealized depreciation                                    (2,925,555)
                                                                    -----------
       Total                                                        $(2,748,863)
                                                                    ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at June 30, 2019, is listed in the Schedule of Investments.

H.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended June 30, 2019, was $(417,375). Open futures contracts outstanding at June 30, 2019 are listed in the Schedule of Investments.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended June 30, 2019, was $74,705. Open credit default swap contracts at June 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the Portfolio's average daily net assets over $1 billion. For the six months ended June 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2019, the Adviser waived $9,074 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,896 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $324 in distribution fees payable to the Distributor at June 30, 2019.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2019.

-------------------------------------------------------------------------------------------------------------
                         Derivative
                           Assets
                         Subject to       Derivatives      Non-Cash                           Net Amount of
                       Master Netting      Available       Collateral     Cash Collateral       Derivative
Counterparty             Agreement        for Offset      Pledged (a)       Pledged (a)         Assets (b)
-------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International           $8,835             $ --            $ --             $ --                $8,835
-------------------------------------------------------------------------------------------------------------
  Total                   $8,835             $ --            $ --             $ --                $8,835

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2019 was as follows:

---------------------------------------------------------------------------------------------------------------------------
Statement of Assets                     Interest          Credit             Foreign                             Commodity
and Liabilities                         Rate Risk          Risk         Exchange Rate Risk       Equity Risk        Risk
---------------------------------------------------------------------------------------------------------------------------
Assets
  Swap contracts,
  at value                               $ --            $104,457            $ --                   $ --            $ --
--------------------------------------------------------------------------------------------------------------------------
  Total Value                            $ --            $104,457            $ --                   $ --            $ --
--------------------------------------------------------------------------------------------------------------------------
Liabilities
  Net unrealized depreciation
  on futures contracts                   $ --            $     --            $ --                   $923            $ --
--------------------------------------------------------------------------------------------------------------------------
  Total Value                            $ --            $     --            $ --                   $923            $ --

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2019 was as follows:

---------------------------------------------------------------------------------------------------------------------------
Statement of                            Interest          Credit             Foreign                             Commodity
Operations                              Rate Risk          Risk         Exchange Rate Risk       Equity Risk        Risk
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts                      $ --            $    --             $ --                 $(47,119)         $ --
  Swap contracts                           --             11,650               --                       --            --
---------------------------------------------------------------------------------------------------------------------------
  Total Value                            $ --            $11,650             $ --                 $(47,119)         $ --
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on:
  Futures contracts                      $ --            $    --             $ --                 $(15,938)         $ --
  Swap contracts                           --             42,457               --                       --            --
---------------------------------------------------------------------------------------------------------------------------
  Total Value                            $ --            $42,457             $ --                 $(15,938)         $ --

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                                       Trustees
Lisa M. Jones, President and Chief Executive Officer           Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and             David R. Bock
   Accounting Officer                                          Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer       Benjamin M. Friedman
                                                               Margaret B.W. Graham
                                                               Lisa M. Jones
                                                               Lorraine H. Monchak
                                                               Marguerite A. Piret
                                                               Fred J. Ricciardi
Investment Adviser and Administrator                           Kenneth J. Taubes
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-13-0819


                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST


                Pioneer Strategic Income VCT Por tfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       9

  Financial Statements                                         31

  Notes to Financial Statements                                36

  Trustees, Officers and Service Providers                     53

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/19
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                     36.3%
Corporate Bonds                                                            29.3%
Collateralized Mortgage Obligations                                        18.5%
Asset Backed Securities                                                     5.1%
Foreign Government Bonds                                                    3.4%
Senior Secured Floating Rate Loan Interests                                 3.3%
Affiliated Investment Company(p)                                            2.0%
Convertible Preferred Stocks                                                1.1%
Convertible Corporate Bonds                                                 0.4%
Municipal Bonds                                                             0.3%
Supranational Bond                                                          0.2%
Insurance-Linked Securities                                                 0.1%
Common Stocks                                                              0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+
Over The Counter (OTC) Currency Put Options Purchased                      0.0%+

+     Amount rounds to less than 0.1%.


5 Largest Holdings
(As a percentage of total investments)*

1. U.S. Treasury Bills, 7/16/19                                            7.16%
--------------------------------------------------------------------------------
2. Pioneer ILS Interval Fund(p)                                            2.01
--------------------------------------------------------------------------------
3. Fannie Mae, 3.5%, 7/1/49 (TBA)                                          1.90
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                    1.56
--------------------------------------------------------------------------------
5. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                    1.24
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(p) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         6/30/19         12/31/18
   Class I                                        $10.17          $9.71
   Class II                                       $10.15          $9.70


                                       Net
Distributions per Share                Investment   Short-Term    Long-Term
(1/1/19 -- 6/30/19)                    Income*      Capital Gains Capital Gains
   Class I                             $0.1640      $ --          $      --
   Class II                            $0.1514      $ --          $      --

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer               Pioneer            Bloomberg
               Strategic             Strategic             Barclays
              Income VCT            Income VCT                  U.S.
               Portfolio             Portfolio            Universal
                 Class I              Class II                Index
6/09             $10,000               $10,000              $10,000
6/10             $11,870               $11,846              $11,060
6/11             $13,100               $13,021              $11,589
6/12             $13,565               $13,450              $12,442
6/13             $14,292               $14,137              $12,471
6/14             $15,452               $15,234              $13,120
6/15             $15,506               $15,264              $13,332
6/16             $16,007               $15,718              $14,108
6/17             $16,823               $16,479              $14,236
6/18             $16,809               $16,423              $14,197
6/19             $17,931               $17,477              $15,343

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2019)

--------------------------------------------------------------------------------
                                                                    Bloomberg
                                                                 Barclays U.S.
                             Class I            Class II      Universal Index
--------------------------------------------------------------------------------
10 Years                     6.01%              5.74%                   4.37%
5 Years                      3.02%              2.79%                   3.18%
1 Year                       6.67%              6.42%                   8.07%

All total returns shown assume reinvestment of distributions at net asset value.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value / $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2019 through June 30, 2019.

Share Class                                         I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/19               $1,000.00              $1,000.00
Ending Account Value on 6/30/19                 $1,064.70              $1,062.40
Expenses Paid During Period*                        $3.84                  $5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

Share Class                                         I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/19               $1,000.00              $1,000.00
Ending Account Value on 6/30/19                 $1,021.08              $1,019.84
Expenses Paid During Period*                        $3.76                  $5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2019. Mr. Scott, a Vice President and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2019?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 6.47% at net asset value during the six-month period ended June 30, 2019, and Class II shares returned 6.24%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index, returned 6.54%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2019?

A: After coming under stress in late 2018, risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (the Fed) pivoted to a more dovish tone on monetary policy. In addition to announcing an early end to its balance sheet-reduction program, the Fed indicated -- after raising interest rates four times in 2018 -- that it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed monetary policy accommodations from the European Central Bank (ECB) and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade disputes between the U.S. and its key partners, particularly China, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April 2019, before wavering in May after President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods, an indication that a trade deal was not going to be as easy to achieve as the market initially believed. In response to the escalation in the U.S.-China trade dispute, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and the policy reversal spurred a strong rally in the bond markets over the final weeks of the period.

      The Treasury yield curve finished the six-month period significantly lower along its length, and the curve steepened as the short end responded to expectations of reductions in the Fed's benchmark overnight lending rate. (When the yield curve steepens, the gap between the yields on short-term bonds and long-term bonds increases). The investment-grade corporate market posted a return of 9.85% for the six-month period, while high-yield

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      corporate bonds returned 9.94% (according to the Bloomberg Barclays U.S. Corporate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Index, respectively). U.S. Treasuries and securitized sectors, such as residential mortgage-backed securities (RMBS), asset-backed securities
      (ABS), and commercial mortgage-backed securities (CMBS), also finished in solidly positive territory for the period.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index) during the six-month period ended June 30, 2019?

A: The Portfolio performed essentially in line with its benchmark during the period. Positive contributions to benchmark-relative returns came from an overweight positioning to the credit-sensitive areas of the bond market, security selection results within corporate credit, allocations to securitized assets, and exposure to the emerging markets.

      With regard to the overweight to credit-sensitive securities, the Portfolio's exposures to both investment-grade corporate and high-yield corporate bonds were particularly beneficial for benchmark-relative performance, as the market's risk appetite rebounded on the shift in the outlook for the Fed's monetary policy. Security selection within corporate credit also aided relative returns, with the Portfolio's position in the debt of Ford Motor the leading positive contributor. Meanwhile, holdings of Sprint and the subordinated debt of global banks such as Goldman Sachs and Royal Bank Scotland were some of the top performers among the Portfolio's high-yield corporate positions.

      The Portfolio's allocation to securitized assets, including CMBS and ABS, also aided benchmark-relative performance, as the sectors continued to receive support from strong consumer fundamentals, including healthy household balance sheets and a backdrop of arguably full employment.

      With regard to the emerging markets (EM), investor sentiment improved over the period and so the Portfolio's allocation to EM benefited relative returns. EM received a boost from the Fed's policy shift, as a Fed that is either "on hold" or potentially in rate-cutting mode has tended to remove a source of upward pressure on the U.S. dollar (USD). That, in turn, may allow for more accommodative domestic monetary policies across a number of EM economies. Positive contributions to benchmark-relative performance from within the Portfolio's EM allocation were highlighted by exposure to Egypt, which saw its currency rise notably relative to the USD over the six-month period.

      On the negative side, the Portfolio's exposure to floating-rate bank loans detracted from benchmark-relative performance during the period, as the category rallied significantly less than fixed-rate high-yield bonds in the wake of the Fed's reversal on interest-rate hikes. (Bank loans tend to perform better

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19 (continued)
--------------------------------------------------------------------------------


      in a rising-rate environment due to their floating rate features.) A position in Treasury Inflation-Protected Securities (TIPS) was also a notable detractor from the Portfolio's relative returns, as declining inflation expectations led the segment to underperform nominal Treasuries.

      The Portfolio's positioning with respect to interest rates weighed on benchmark-relative results as well. In particular, a short-duration stance versus the Bloomberg Barclays Index hurt relative performance as Treasury yields declined over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2019? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in three types of derivatives: credit default swaps (CDS), forward foreign currency transactions (currency forwards and options), and Treasury futures. Exposure to CDS contributed positively to the Portfolio's return, as investors' risk sentiment strengthened over the period. The utilization of Treasury futures held back performance, however, as we used the futures to reduce the Portfolio's duration during a period of declining interest rates. The use of forwards and options to hedge the Portfolio's currency exposures had mixed performance results, with a hedge against the euro proving beneficial, while a hedge against the Swedish krona detracted.

Q: What factors affected the Portfolio's yield, or distributions* to shareholders, during the six-month period ended June 30, 2019?

A: The Portfolio's yield decreased slightly over the six-month period due to declining Treasury yields and narrowing spreads in the credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What is your investment outlook, and how is the Portfolio positioned heading into the second half of its fiscal year?

A: In our view, credit fundamentals remain supportive, and our outlook is for continued, moderate U.S. economic growth. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. We believe that backdrop should be supportive of consumption. In addition, a significant move higher in interest rates appears to have become less of a near-term risk. With the current U.S. economic recovery in its 10th year, any decline in the federal funds rate over the next few quarters is

*     Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      likely to support investor sentiment by helping to extend the credit cycle. Wage growth is likely to constrain corporate earnings, however, thus putting modest upward pressure on default rates over time. That said, we expect defaults to remain at reasonable levels through year-end.

      The primary risk to our outlook is the possibility that slower economic growth in China and Europe could lead to slower growth in the U.S. The U.S.-China trade dispute has escalated, and the escalation has had downstream effects on the export-oriented European economy. Although accommodative central-bank policy actions have been taken in Europe and Asia, and exports remain a relatively small share of U.S. gross domestic product (GDP), the risk remains that the U.S. economy will eventually participate in the global slowdown. Fortunately, the Fed has recognized the risk and it seems highly likely that it will implement "insurance" rate cuts to help bolster the domestic economy. Another potential speed bump for our outlook is the run-up to the 2020 U.S. presidential election, given that candidates can sometimes discuss policy proposals that may cause a stir in the markets.

      On balance, we are most positive on securitized assets. In particular, we view RMBS as receiving support from a number of conditions, including the fact that housing is in historically short supply, which has been helping to drive up valuations for underlying MBS collateral. As noted, unemployment is low and consumer balance sheets are generally in good shape, which is another positive factor for RMBS. More broadly, unlike with the corporate credit sector, the quality of securitized assets is not vulnerable to a cyclical increase in the use of leverage.

      From a technical perspective, high-yield issuance has shown restraint with respect to lower-rated deals in the CCC-quality range, as well as deals designed to finance large leveraged buyouts or special dividend payouts**. However, while we expect high-yield securities to outperform higher-quality assets, tight spreads are likely to constrain the total return potential of the asset class.

      The Portfolio remains underweight versus the benchmark in the retail sector, which continues to struggle against secular headwinds such as eCommerce. In addition, companies in the sector have historically exhibited low recovery rates in a restructuring environment. The Portfolio maintains a slight benchmark-relative overweight to energy in nominal terms, but is slightly underweight the sector on a risk-adjusted basis, with greater exposure to lower-volatility midstream debt and a focus on lower-risk credits within the exploration & production subsector.

**    Dividends are not guaranteed.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/19 (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      We have become more cautious on investment-grade corporates outside of the banking sector. Valuations in the segment are relatively tight following the rally during the first quarter of 2019. In addition, as the use of leverage to finance share buybacks and mergers and acquisitions has risen, the risk of companies in the BBB-quality range being downgraded to high-yield status has increased. That said, corporate credit continues to receive support from the more accommodative direction of global central banks, and we are comfortable with trimming the Portfolio's exposure gradually. However, we prefer the valuations offered by securitized assets, and have funded purchases in that sector by reducing the Portfolio's investment-grade corporate exposure.

      As always, we will utilize intensive research when picking the Portfolio's investments, with a focus on the underlying fundamentals and risk/reward profile of each individual security.

Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                                                                     Value
                       UNAFFILIATED ISSUERS -- 99.8%
                       COMMON STOCKS -- 0.0%+ of Net Assets
                       Household Durables -- 0.0%+
        15,463(a)      Desarrolladora Homex SAB de CV                                                                  $         67
                                                                                                                       ------------
                       Total Household Durables                                                                        $         67
                                                                                                                       ------------
                       Paper & Forest Products -- 0.0%+
          1,032        Emerald Plantation Holdings, Ltd.                                                               $         62
                                                                                                                       ------------
                       Total Paper & Forest Products                                                                   $         62
                                                                                                                       ------------
                       TOTAL COMMON STOCKS
                       (Cost $5,517)                                                                                   $        129
                                                                                                                       ------------
                       CONVERTIBLE PREFERRED STOCKS -- 1.2% of Net Assets
                       Banks -- 1.2%
            149(b)     Bank of America Corp., 7.25%                                                                    $    204,428
            197(b)     Wells Fargo & Co., 7.5%                                                                              268,747
                                                                                                                       ------------
                       Total Banks                                                                                     $    473,175
                                                                                                                       ------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $420,839)                                                                                 $    473,175
                                                                                                                       ------------
   Principal
   Amount
   USD ($)
                       ASSET BACKED SECURITIES -- 5.2% of Net Assets
        22,821(c)      Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3,
                       3.649%, 7/25/35                                                                                 $     22,844
        28,693(c)      Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                              29,554
        29,775         Hardee's Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)                              31,506
        41,722         Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                             30,598
        74,648(d)      Mill City Mortgage Loan Trust, Series 2017-3, Class M3, 3.25%, 1/25/61 (144A)                         73,820
        79,833(d)      Mill City Mortgage Loan Trust, Series 2018-3, Class M2, 3.25%, 8/25/58 (144A)                         77,562
        64,865(d)      Mill City Mortgage Loan Trust, Series 2018-3, Class M3, 3.25%, 8/25/58 (144A)                         60,170
        27,822         Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)                           28,065
       100,000         Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                        102,613
       100,000         Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)                       104,376
       100,000         SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)               101,147
        97,917         STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                           99,709
       100,000(d)      Towd Point Mortgage Trust, Series 2015-4, Class A2, 3.75%, 4/25/55 (144A)                            102,975
        60,000(d)      Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                              61,589
       100,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class B2, 4.016%, 10/25/56 (144A)                          100,164
        70,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)                             71,932
        80,000(d)      Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)                             81,707
       190,000(d)      Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.0%, 6/25/57 (144A)                             188,942
       165,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                            163,809
       155,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                           154,259
        50,000(d)      Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)                              50,504
       130,000(d)      Towd Point Mortgage Trust, Series 2018-3, Class A2, 3.875%, 5/25/58 (144A)                           135,850
        73,892(d)      Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.0%, 6/25/58 (144A)                              75,008
        90,000(d)      Towd Point Mortgage Trust, Series 2018-SJ1, Class A2, 4.25%, 10/25/58 (144A)                          91,629

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       ASSET BACKED SECURITIES -- (continued)
        55,000(d)      Towd Point Mortgage Trust, Series 2019-3, Class A2, 4.0%, 2/25/59 (144A)                        $     58,057
        50,234         Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%, 12/20/30 (144A)                                 50,500
                                                                                                                       ------------
                       TOTAL ASSET BACKED SECURITIES
                       (Cost $2,090,726)                                                                               $  2,148,889
                                                                                                                       ------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.8% of Net Assets
        85,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)      $     89,045
        40,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)           41,689
        25,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)           26,856
        40,000         Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                   43,814
       125,000         Benchmark Mortgage Trust, Series 2018-B6, Class A3, 3.995%, 10/10/51                                 137,555
       100,000(d)      CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.671%, 4/10/29 (144A)                  101,441
        30,000         CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                         33,038
        40,000         CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                            42,175
        70,271(d)      Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A3, 4.0%, 4/25/49 (144A)                   71,867
       100,000(e)      CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 4.75% (1 Month USD LIBOR +
                       235 bps), 6/15/34 (144A)                                                                             100,000
        50,000(d)      CIM Trust, Series 2017-7, Class M2, 4.0%, 4/25/57 (144A)                                              52,708
        50,000         Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51                        53,870
        20,161(d)      Citigroup Mortgage Loan Trust, Series 2013-J1, Class B4, 3.537%, 10/25/43 (144A)                      20,202
        96,872(d)      Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                        99,009
        60,000(d)      Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M1, 3.25%, 3/25/61 (144A)                       55,894
        65,000(d)      Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M2, 3.25%, 3/25/61 (144A)                       59,516
       100,000         COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                      103,113
        25,000         COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                      25,142
       100,000(d)      COMM Mortgage Trust, Series 2013-CR11, Class C, 5.286%, 8/10/50 (144A)                               105,978
       100,000(d)      COMM Mortgage Trust, Series 2014-CR16, Class C, 5.093%, 4/10/47                                      106,652
        57,820         COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47                                      60,723
       100,000         COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%, 2/10/35 (144A)                                103,902
       100,000(d)      COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, 8/10/48                                       91,893
        50,000(d)      COMM Mortgage Trust, Series 2015-CR25, Class B, 4.695%, 8/10/48                                       53,472
        75,000(d)      COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                        77,725
        50,000(d)      COMM Mortgage Trust, Series 2015-PC1, Class B, 4.588%, 7/10/50                                        53,052
        80,000(e)      Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 4.854% (1 Month USD
                       LIBOR + 245 bps), 7/25/31 (144A)                                                                      80,962
       100,000(e)      Connecticut Avenue Securities Trust, Series 2019-R02, Class 1B1, 6.554% (1 Month USD
                       LIBOR + 415 bps), 8/25/31 (144A)                                                                     104,450
       130,000(e)      Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 4.704% (1 Month USD
                       LIBOR + 230 bps), 8/25/31 (144A)                                                                     131,120
        50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.436%, 4/15/50                             51,859
        50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C4, Class B, 4.484%, 11/15/48                            53,113
        50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.734%, 11/15/48                            48,414
        25,000         CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                             25,626
        20,187(d)      CSMC Trust, Series 2013-IVR1, Class B4, 3.47%, 3/25/43 (144A)                                         19,984
        20,911(d)      CSMC Trust, Series 2013-IVR4, Class B4, 3.485%, 7/25/43 (144A)                                        21,041
        28,952(d)      CSMC Trust, Series 2014-OAK1, Class B4, 3.736%, 11/25/44 (144A)                                       29,382
        45,175(d)      CSMC Trust, Series 2015-1, Class B4, 3.942%, 1/25/45 (144A)                                           43,721
       151,718(d)      CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%, 7/25/58 (144A)                                       156,266
       150,000(e)      Eagle Re, Ltd., Series 2019-1, Class B1, 6.904% (1 Month USD LIBOR + 450 bps),
                       4/25/29 (144A)                                                                                       150,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
        78,466(d)      EverBank Mortgage Loan Trust, Series 2013-1, Class A2, 2.5%, 3/25/43 (144A)                     $     76,359
        53,333(e)      Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M1, 3.004% (1 Month
                       USD LIBOR + 60 bps), 7/25/30                                                                          53,304
       100,353(e)      Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M1, 3.124% (1 Month
                       USD LIBOR + 72 bps), 1/25/31                                                                         100,388
        30,000(e)      Fannie Mae Connecticut Avenue Securities, Series 2019-R04, Class 2B1, 7.654% (1 Month
                       USD LIBOR + 525 bps), 6/25/39 (144A)                                                                  30,503
       191,167(e)(f)   Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 3.636% (1 Month USD
                       LIBOR + 603 bps), 7/15/42                                                                             35,348
       108,100(e)(f)   Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 4.156% (1 Month USD
                       LIBOR + 655 bps), 8/15/42                                                                             23,771
          5,150        Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                  5,338
        96,546(e)(f)   Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 4.146%
                       (1 Month USD LIBOR + 655 bps), 8/25/41                                                                13,698
        88,513         Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 2.0%, 12/26/68              92,247
        55,863(d)      Flagstar Mortgage Trust, Series 2017-2, Class A13, 3.5%, 10/25/47 (144A)                              56,455
        92,692(d)      Flagstar Mortgage Trust, Series 2018-1, Class A13, 3.5%, 3/25/48 (144A)                               93,376
        81,439(d)      Flagstar Mortgage Trust, Series 2018-1, Class A5, 3.5%, 3/25/48 (144A)                                82,635
       156,660(d)      Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                              156,888
       108,026(d)      Flagstar Mortgage Trust, Series 2018-3INV, Class B3, 4.516%, 5/25/48 (144A)                          113,375
       100,000(e)      Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 4.704% (1 Month USD LIBOR + 230 bps),
                       10/25/48 (144A)                                                                                      100,436
       100,000(e)      Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 4.754% (1 Month USD LIBOR + 235 bps),
                       2/25/49 (144A)                                                                                       100,916
        60,000(e)      Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 6.461% (1 Month USD LIBOR + 405 bps),
                       2/25/49 (144A)                                                                                        60,529
        30,000(d)      FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)                                31,428
       100,000(d)      FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%, 10/25/27 (144A)                                94,610
        34,298         Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39                     37,324
        13,320         Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                    13,439
        60,000         GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48                             62,801
        68,754(d)      GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class A6, 4.0%, 8/25/49 (144A)            70,198
       100,000(e)      Home Partners of America Trust, Series 2017-1, Class D, 4.294% (1 Month USD LIBOR +
                       190 bps), 7/17/34 (144A)                                                                             100,058
        92,138(e)      Home Partners of America Trust, Series 2018-1, Class A, 3.294% (1 Month USD LIBOR +
                       90 bps), 7/17/37 (144A)                                                                               91,680
       100,000(d)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                       3.977%, 10/15/45 (144A)                                                                              103,203
        50,000(d)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C,
                       4.894%, 1/15/49                                                                                       53,162
        50,000         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
                       4.549%, 7/5/33 (144A)                                                                                 53,361
        26,053(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.744%, 1/25/44 (144A)                             26,730
        21,711(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B5, 3.744%, 1/25/44 (144A)                             21,547
        60,000(d)      JP Morgan Mortgage Trust, Series 2014-IVR6, Class B4, 2.919%, 7/25/44 (144A)                          58,563
        28,139(d)      JP Morgan Mortgage Trust, Series 2016-3, Class AM, 3.377%, 10/25/46 (144A)                            28,596
        74,367(d)      JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.5%, 1/25/47 (144A)                              75,152
        86,397(d)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                             87,321
        75,923(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                              76,455
       101,903(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A13, 3.5%, 11/25/48 (144A)                            102,840

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
       114,257(d)      JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)                      $    117,350
       100,000(d)      JP Morgan Mortgage Trust, Series 2019-5, Class A3, 4.0%, 11/25/49 (144A)                             102,315
       150,000(d)      JP Morgan Mortgage Trust, Series 2019-INV1, Class A3, 4.0%, 10/25/49 (144A)                          153,471
        73,392(d)      JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)                            74,824
        73,392(d)      JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15, 4.0%, 6/25/49 (144A)                           75,267
        20,860(e)      La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
                       Mortgage Reference Rate + 125 bps), 12/23/36 (144A)                                                   20,939
        97,864(d)      Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A9, 3.5%, 5/25/48 (144A)                   99,893
        60,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M1, 3.25%, 7/25/59 (144A)                         60,850
        65,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.25%, 7/25/59 (144A)                         63,473
       100,000(d)      Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69 (144A)                       101,917
        15,000         Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)                       13,519
       100,000         Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                      111,937
        61,886(d)      New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)                63,268
        29,362(d)      NRP Mortgage Trust, Series 2013-1, Class B4, 3.315%, 7/25/43 (144A)                                   28,462
       100,000         Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                        102,649
        17,914(e)      RESI Finance LP, Series 2003-C, Class B3, 3.812% (1 Month USD LIBOR + 140 bps),
                       9/10/35 (144A)                                                                                        14,781
        47,709         Seasoned Credit Risk Transfer Trust, Series 2018-4, Class HT, 3.0%, 3/25/58                           47,501
        36,425(d)      Sequoia Mortgage Trust, Series 2012-6, Class A1, 2.5%, 12/25/42                                       35,468
        47,944(d)      Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.0%, 3/25/43                                        46,069
        30,924(d)      Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                        30,375
       131,692(d)      Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                                131,346
        63,056(d)      Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                        61,926
        49,076(d)      Sequoia Mortgage Trust, Series 2013-6, Class B3, 3.522%, 5/25/43                                      50,031
        39,250(d)      Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                        37,523
        73,593(d)      Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                        73,436
       125,827(d)      Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                               127,648
        42,605(d)      Sequoia Mortgage Trust, Series 2018-7, Class A19, 4.0%, 9/25/48 (144A)                                43,059
        79,964(d)      Sutherland Commercial Mortgage Loans, Series 2018-SBC7, Class A, 4.72%,
                       5/25/39 (144A)                                                                                        80,762
        75,000(d)      Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.0%, 3/25/54 (144A)                              79,096
        70,000(d)      Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                             73,021
        55,000(d)      Towd Point Mortgage Trust, Series 2016-1, Class M1, 3.5%, 2/25/55 (144A)                              56,587
       100,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.5%, 10/25/56 (144A)                            102,165
       105,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.75%, 10/25/56 (144A)                           108,545
       115,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                            116,056
     1,000,000(d)(f)   UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.444%, 3/15/51                              29,727
         4,786         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2, 2.819%, 8/15/50                     4,780
        54,221(d)      WinWater Mortgage Loan Trust, Series 2015-4, Class B4, 3.761%, 6/20/45 (144A)                         54,891
                                                                                                                       ------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $7,527,609)                                                                               $  7,705,230
                                                                                                                       ------------
                       CONVERTIBLE CORPORATE BONDS -- 0.4% of Net Assets
                       Biotechnology -- 0.3%
        16,000         Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                                    $     14,870
        54,000         Insmed, Inc., 1.75%, 1/15/25                                                                          52,440
        55,000         Medicines Co., 2.75%, 7/15/23                                                                         55,010
                                                                                                                       ------------
                       Total Biotechnology                                                                             $    122,320
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Healthcare-Products -- 0.1%
        24,000         Wright Medical Group, Inc., 1.625%, 6/15/23                                                     $     26,325
                                                                                                                       ------------
                       Total Healthcare-Products                                                                       $     26,325
                                                                                                                       ------------
                       Pharmaceuticals -- 0.0%+
        19,000         Jazz Investments I, Ltd., 1.5%, 8/15/24                                                         $     18,788
                                                                                                                       ------------
                       Total Pharmaceuticals                                                                           $     18,788
                                                                                                                       ------------
                       TOTAL CONVERTIBLE CORPORATE BONDS
                       (Cost $146,732)                                                                                 $    167,433
                                                                                                                       ------------
                       CORPORATE BONDS -- 29.9% of Net Assets
                       Agriculture -- 0.8%
EUR    155,000         Altria Group, Inc., 3.125%, 6/15/31                                                             $    191,164
       125,000         Reynolds American, Inc., 4.45%, 6/12/25                                                              132,550
                                                                                                                       ------------
                       Total Agriculture                                                                               $    323,714
                                                                                                                       ------------
                       Airlines -- 0.5%
        28,873         Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)                            $     29,808
        83,181         Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                                           84,221
        81,171         Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 11/15/27                                            81,959
                                                                                                                       ------------
                       Total Airlines                                                                                  $    195,988
                                                                                                                       ------------
                       Auto Manufacturers -- 0.8%
       135,000         Ford Motor Co., 4.346%, 12/8/26                                                                 $    136,128
       130,000         General Motors Co., 6.6%, 4/1/36                                                                     143,911
        65,000         Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                  65,540
                                                                                                                       ------------
                       Total Auto Manufacturers                                                                        $    345,579
                                                                                                                       ------------
                       Banks -- 5.0%
       200,000(d)      AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)                             $    205,942
       100,000(d)      Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month USD
                       LIBOR + 680 bps), 10/7/40 (144A)                                                                     104,751
        65,000(d)      Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)                       70,233
ARS  1,000,000(e)      Banco de la Ciudad de Buenos Aires, 54.264% (BADLARPP + 399 bps), 12/5/22                              9,113
       200,000         Barclays Plc, 4.375%, 1/12/26                                                                        206,974
       210,000(b)(d)   BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                       218,662
        35,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                         30,100
        60,000(d)      Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                               64,350
       200,000         Lloyds Banking Group Plc, 4.65%, 3/24/26                                                             208,817
       200,000         Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                               208,376
       200,000         QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                                            195,520
       200,000(b)(d)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                            215,550
EUR     82,600(b)      Stichting AK Rabobank Certificaten, 6.5%                                                             114,781
       200,000(b)(d)   UBS Group Funding Switzerland AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)                       212,464
                                                                                                                       ------------
                       Total Banks                                                                                     $  2,065,633
                                                                                                                       ------------
                       Beverages -- 0.8%
       150,000         Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                                            $    183,826
       100,000         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                                  105,249
        25,000         Constellation Brands, Inc., 2.25%, 11/6/20                                                            24,946
                                                                                                                       ------------
                       Total Beverages                                                                                 $    314,021
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Biotechnology -- 0.3%
       105,000         Biogen, Inc., 5.2%, 9/15/45                                                                     $    117,933
                                                                                                                       ------------
                       Total Biotechnology                                                                             $    117,933
                                                                                                                       ------------
                       Building Materials -- 0.2%
        30,000         Owens Corning, 4.2%, 12/1/24                                                                    $     31,171
        60,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                    62,100
                                                                                                                       ------------
                       Total Building Materials                                                                        $     93,271
                                                                                                                       ------------
                       Chemicals -- 0.7%
        26,000         CF Industries, Inc., 4.95%, 6/1/43                                                              $     23,270
        47,000         CF Industries, Inc., 5.375%, 3/15/44                                                                  44,077
        32,000         Dow Chemical Co., 4.8%, 5/15/49 (144A)                                                                34,505
EUR    100,000         INEOS Finance Plc, 2.875%, 5/1/26 (144A)                                                             115,148
        35,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                             36,575
        40,000         Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)                                            37,000
                                                                                                                       ------------
                       Total Chemicals                                                                                 $    290,575
                                                                                                                       ------------
                       Commercial Services -- 0.3%
        35,000         Brink's Co., 4.625%, 10/15/27 (144A)                                                            $     34,956
        35,000         United Rentals North America, Inc., 4.875%, 1/15/28                                                   35,700
        61,000         Verisk Analytics, Inc., 5.5%, 6/15/45                                                                 71,563
                                                                                                                       ------------
                       Total Commercial Services                                                                       $    142,219
                                                                                                                       ------------
                       Computers -- 0.1%
        29,000         NCR Corp., 5.0%, 7/15/22                                                                        $     29,245
        30,000         NCR Corp., 6.375%, 12/15/23                                                                           30,938
                                                                                                                       ------------
                       Total Computers                                                                                 $     60,183
                                                                                                                       ------------
                       Diversified Financial Services -- 0.6%
        71,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                                   $     71,914
       100,000         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                                 99,672
        39,000         Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                            39,780
        40,000         Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22                                        39,600
                                                                                                                       ------------
                       Total Diversified Financial Services                                                            $    250,966
                                                                                                                       ------------
                       Electric -- 1.1%
        10,000         Edison International, 2.4%, 9/15/22                                                             $      9,525
       100,000(b)(d)   Electricite de France SA, 5.25% (10 Year USD Swap Rate + 371 bps) (144A)                             102,000
        65,000         Iberdrola International BV, 6.75%, 7/15/36                                                            85,715
        17,000         NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)                                            16,788
        95,000         Sempra Energy, 3.4%, 2/1/28                                                                           94,841
        65,000         Southern California Edison Co., 4.875%, 3/1/49                                                        73,086
        72,000         Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                                     76,230
                                                                                                                       ------------
                       Total Electric                                                                                  $    458,185
                                                                                                                       ------------
                       Electrical Components & Equipments -- 0.3%
EUR    100,000         Belden, Inc., 2.875%, 9/15/25 (144A)                                                            $    117,472
                                                                                                                       ------------
                       Total Electrical Components & Equipments                                                        $    117,472
                                                                                                                       ------------
                       Electronics -- 0.7%
        55,000         Amphenol Corp., 4.35%, 6/1/29                                                                   $     59,524
        25,000         Flex, Ltd., 4.75%, 6/15/25                                                                            25,918

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Electronics -- (continued)
        80,000         Flex, Ltd., 4.875%, 6/15/29                                                                     $     81,517
       100,000         Flex, Ltd., 5.0%, 2/15/23                                                                            104,537
                                                                                                                       ------------
                       Total Electronics                                                                               $    271,496
                                                                                                                       ------------
                       Energy-Alternate Sources -- 0.2%
        59,464         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                    $     66,684
                                                                                                                       ------------
                       Total Energy-Alternate Sources                                                                  $     66,684
                                                                                                                       ------------
                       Entertainment -- 0.1%
        31,000         Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                     $     32,550
        20,000         Scientific Games International, Inc., 10.0%, 12/1/22                                                  20,975
                                                                                                                       ------------
                       Total Entertainment                                                                             $     53,525
                                                                                                                       ------------
                       Food -- 1.2%
       119,000         C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                               $    119,000
        70,000         JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 6/15/25 (144A)                                           72,800
        50,000         JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                           54,312
       200,000         Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                                        200,000
        25,000         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                         24,643
        30,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                          29,938
                                                                                                                       ------------
                       Total Food                                                                                      $    500,693
                                                                                                                       ------------
                       Forest Products & Paper -- 0.2%
        70,000         International Paper Co., 4.8%, 6/15/44                                                          $     71,852
        16,000         International Paper Co., 6.0%, 11/15/41                                                               18,755
                                                                                                                       ------------
                       Total Forest Products & Paper                                                                   $     90,607
                                                                                                                       ------------
                       Healthcare-Products -- 0.4%
        71,000(e)      Becton Dickinson & Co., 3.194% (3 Month USD LIBOR + 88 bps), 12/29/20                           $     71,010
        75,000         Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                                   77,986
                                                                                                                       ------------
                       Total Healthcare-Products                                                                       $    148,996
                                                                                                                       ------------
                       Healthcare-Services -- 0.7%
        30,000         BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                                         $     30,375
        40,000         Centene Corp., 5.625%, 2/15/21                                                                        40,750
        14,000         HCA, Inc., 5.625%, 9/1/28                                                                             15,155
        10,000         HCA, Inc., 5.875%, 2/1/29                                                                             10,962
        50,000         MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                                   49,375
        75,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                                             78,000
        50,000         NYU Langone Hospitals, 4.428%, 7/1/42                                                                 56,357
        10,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                   10,644
                                                                                                                       ------------
                       Total Healthcare-Services                                                                       $    291,618
                                                                                                                       ------------
                       Home Builders -- 0.5%
        40,000         DR Horton, Inc., 5.75%, 8/15/23                                                                 $     43,835
         9,000         KB Home, 6.875%, 6/15/27                                                                               9,607
        65,000         KB Home, 7.5%, 9/15/22                                                                                72,394
        36,000         Lennar Corp., 4.75%, 11/29/27                                                                         37,890
        19,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                    20,425
        15,000         Meritage Homes Corp., 7.0%, 4/1/22                                                                    16,200
        20,000         Toll Brothers Finance Corp., 4.875%, 11/15/25                                                         20,875
                                                                                                                       ------------
                       Total Home Builders                                                                             $    221,226
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Insurance -- 1.2%
         85,000        AXA SA, 8.6%, 12/15/30                                                                          $    120,913
         10,000        CNO Financial Group, Inc., 5.25%, 5/30/29                                                             10,825
         55,000        Delphi Financial Group, Inc., 7.875%, 1/31/20                                                         56,571
         60,000(d)     Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)                   64,800
        120,000(d)     Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                     115,369
         90,000        Protective Life Corp., 4.3%, 9/30/28 (144A)                                                           94,800
         14,000        Torchmark Corp., 4.55%, 9/15/28                                                                       15,295
                                                                                                                       ------------
                       Total Insurance                                                                                 $    478,573
                                                                                                                       ------------
                       Internet -- 0.3%
        100,000        Expedia Group, Inc., 3.8%, 2/15/28                                                              $    101,789
         25,000        Expedia Group, Inc., 4.5%, 8/15/24                                                                    26,597
                                                                                                                       ------------
                       Total Internet                                                                                  $    128,386
                                                                                                                       ------------
                       Leisure Time -- 0.2%
         94,000        VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                          $     95,293
                                                                                                                       ------------
                       Total Leisure Time                                                                              $     95,293
                                                                                                                       ------------
                       Media -- 0.6%
        200,000        CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                          $    210,000
         30,000        Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                         31,087
         10,000        Sirius XM Radio, Inc., 5.5%, 7/1/29 (144A)                                                            10,252
                                                                                                                       ------------
                       Total Media                                                                                     $    251,339
                                                                                                                       ------------
                       Mining -- 0.6%
        200,000        Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                                                $    207,401
         50,000        Freeport-McMoRan, Inc., 5.45%, 3/15/43                                                                45,750
                                                                                                                       ------------
                       Total Mining                                                                                    $    253,151
                                                                                                                       ------------
                       Miscellaneous Manufacturers -- 0.0%+
         14,000        Amsted Industries, Inc., 5.625%, 7/1/27 (144A)                                                  $     14,595
                                                                                                                       ------------
                       Total Miscellaneous Manufacturers                                                               $     14,595
                                                                                                                       ------------
                       Multi-National -- 0.7%
        200,000        Africa Finance Corp., 4.375%, 4/17/26 (144A)                                                    $    206,408
IDR 980,000,000        Inter-American Development Bank, 7.875%, 3/14/23                                                      72,511
                                                                                                                       ------------
                       Total Multi-National                                                                            $    278,919
                                                                                                                       ------------
                       Oil & Gas -- 3.0%
         50,000        Apache Corp., 4.25%, 1/15/30                                                                    $     51,559
         95,000        Apache Corp., 4.375%, 10/15/28                                                                        99,276
        204,000        EQT Corp., 3.9%, 10/1/27                                                                             193,684
        200,000        Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                                209,624
         65,000        Marathon Petroleum Corp., 5.375%, 10/1/22                                                             65,997
         25,000        MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                                25,125
         75,000        Newfield Exploration Co., 5.625%, 7/1/24                                                              82,927
         95,000        Noble Energy, Inc., 5.25%, 11/15/43                                                                  102,365
         35,000        Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                                                    23,143
         57,000        Oasis Petroleum, Inc., 6.875%, 3/15/22                                                                56,858
         33,000        Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                       33,495
         25,000        Petrobras Global Finance BV, 7.375%, 1/17/27                                                          28,600
         79,000        Valero Energy Corp., 6.625%, 6/15/37                                                                 100,087

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Oil & Gas -- (continued)
        60,000         Whiting Petroleum Corp., 5.75%, 3/15/21                                                         $     60,450
        10,000         Whiting Petroleum Corp., 6.625%, 1/15/26                                                               9,644
        33,000         WPX Energy, Inc., 5.25%, 9/15/24                                                                      33,866
        30,000         YPF SA, 6.95%, 7/21/27 (144A)                                                                         27,216
ARS    175,000         YPF SA, 16.5%, 5/9/22 (144A)                                                                           2,489
                                                                                                                       ------------
                       Total Oil & Gas                                                                                 $  1,206,405
                                                                                                                       ------------
                       Oil & Gas Services -- 0.0%+
        18,000         USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27 (144A)                $     18,902
                                                                                                                       ------------
                       Total Oil & Gas Services                                                                        $     18,902
                                                                                                                       ------------
                       Pharmaceuticals -- 1.4%
       115,000         AbbVie, Inc., 4.875%, 11/14/48                                                                  $    121,038
EUR    105,000         Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                                                       120,989
        15,000         Bausch Health Cos., Inc., 5.75%, 8/15/27 (144A)                                                       15,765
        55,000         Cigna Corp., 4.375%, 10/15/28 (144A)                                                                  59,338
        33,941         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                        37,863
        58,955         CVS Pass-Through Trust, 6.036%, 12/10/28                                                              66,014
        18,672         CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                        23,469
        31,000         Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                                         30,457
       117,000         Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26                                        90,675
                                                                                                                       ------------
                       Total Pharmaceuticals                                                                           $    565,608
                                                                                                                       ------------
                       Pipelines -- 3.3%
        75,000         Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                      $     76,031
        40,000         Cheniere Energy Partners LP, 5.25%, 10/1/25                                                           41,350
        16,000         DCP Midstream Operating LP, 5.6%, 4/1/44                                                              15,040
        70,000         Enable Midstream Partners LP, 4.4%, 3/15/27                                                           70,551
       122,000         Enable Midstream Partners LP, 4.95%, 5/15/28                                                         127,890
        56,000         Energy Transfer Operating LP, 5.5%, 6/1/27                                                            62,598
        30,000         Energy Transfer Operating LP, 5.875%, 1/15/24                                                         33,395
        45,000         Energy Transfer Operating LP, 6.0%, 6/15/48                                                           51,364
        21,000         Energy Transfer Operating LP, 6.5%, 2/1/42                                                            24,825
         4,000         EnLink Midstream LLC, 5.375%, 6/1/29                                                                   4,100
         9,000         EnLink Midstream Partners LP, 5.05%, 4/1/45                                                            7,515
       135,000         EnLink Midstream Partners LP, 5.45%, 6/1/47                                                          115,425
        10,000         EnLink Midstream Partners LP, 5.6%, 4/1/44                                                             9,175
       100,000         Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                        100,875
        95,000         Kinder Morgan, Inc., 5.05%, 2/15/46                                                                  103,522
        38,000         Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)                                              40,727
       125,000         Phillips 66 Partners LP, 3.75%, 3/1/28                                                               127,449
        38,000         Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                                40,360
        19,000         Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                                21,039
        52,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                     52,130
        65,000         Williams Cos., Inc., 5.75%, 6/24/44                                                                   75,860
        95,000         Williams Cos., Inc., 7.5%, 1/15/31                                                                   122,919
                                                                                                                       ------------
                       Total Pipelines                                                                                 $  1,324,140
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       REIT -- 1.7%
           25,000      Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                           $     26,226
           25,000      Duke Realty LP, 3.25%, 6/30/26                                                                        25,410
           95,000      Essex Portfolio LP, 3.625%, 5/1/27                                                                    98,669
           75,000      Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                                 75,772
           55,000      Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                                56,687
           70,000      Highwoods Realty LP, 3.625%, 1/15/23                                                                  71,517
           45,000      Highwoods Realty LP, 4.125%, 3/15/28                                                                  46,874
          150,000      SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                              154,888
           66,000      UDR, Inc., 4.0%, 10/1/25                                                                              70,160
           60,000      UDR, Inc., 4.4%, 1/26/29                                                                              65,558
                                                                                                                       ------------
                       Total REIT                                                                                      $    691,761
                                                                                                                       ------------
                       Retail -- 0.2%
           70,000      Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                           $     71,416
                                                                                                                       ------------
                       Total Retail                                                                                    $     71,416
                                                                                                                       ------------
                       Software -- 0.4%
EUR       100,000      IQVIA, Inc., 2.875%, 9/15/25 (144A)                                                             $    117,884
           36,000      SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                                                         37,350
                                                                                                                       ------------
                       Total Software                                                                                  $    155,234
                                                                                                                       ------------
                       Telecommunications -- 0.3%
           13,000      Millicom International Cellular SA, 6.25%, 3/25/29 (144A)                                       $     13,942
           50,000      Sprint Corp., 7.25%, 9/15/21                                                                          53,125
           35,000      Sprint Corp., 7.625%, 3/1/26                                                                          37,310
                                                                                                                       ------------
                       Total Telecommunications                                                                        $    104,377
                                                                                                                       ------------
                       Trucking & Leasing -- 0.5%
          200,000      Fly Leasing, Ltd., 6.375%, 10/15/21                                                             $    204,750
                                                                                                                       ------------
                       Total Trucking & Leasing                                                                        $    204,750
                                                                                                                       ------------
                       TOTAL CORPORATE BONDS
                       (Cost $11,752,100)                                                                              $ 12,263,433
                                                                                                                       ------------
                       FOREIGN GOVERNMENT BONDS -- 3.5% of Net Assets
                       Argentina -- 0.8%
          150,000      Argentine Republic Government International Bond, 6.625%, 7/6/28                                $    115,726
          250,000      Autonomous City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                       234,378
                                                                                                                       ------------
                       Total Argentina                                                                                 $    350,104
                                                                                                                       ------------
                       Egypt -- 0.9%
EGP     1,754,000      Egypt Government Bond, 15.7%, 11/7/27                                                           $    104,342
EGP     3,575,000(g)   Egypt Treasury Bills, 2/4/20                                                                         193,729
EGP       975,000(g)   Egypt Treasury Bills, 3/3/20                                                                          52,190
                                                                                                                       ------------
                       Total Egypt                                                                                     $    350,261
                                                                                                                       ------------
                       Indonesia -- 0.3%
IDR 1,784,000,000      Indonesia Treasury Bond, 6.125%, 5/15/28                                                        $    116,254
                                                                                                                       ------------
                       Total Indonesia                                                                                 $    116,254
                                                                                                                       ------------
                       Mexico -- 0.8%
MXN       550,000      Mexican Bonos, 6.5%, 6/9/22                                                                     $     27,926
MXN       520,000      Mexican Bonos, 7.5%, 6/3/27                                                                           27,050

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Mexico -- (continued)
MXN  3,926,200         Mexican Bonos, 8.0%, 12/7/23                                                                    $    209,000
MXN  1,397,597         Mexican Udibonos, 2.0%, 6/9/22                                                                        69,993
                                                                                                                       ------------
                       Total Mexico                                                                                    $    333,969
                                                                                                                       ------------
                       Norway -- 0.2%
NOK    750,000         Norway Government Bond, 2.0%, 5/24/23 (144A)                                                    $     90,464
                                                                                                                       ------------
                       Total Norway                                                                                    $     90,464
                                                                                                                       ------------
                       Uruguay -- 0.5%
UYU  2,769,000         Uruguay Government International Bond, 8.5%, 3/15/28 (144A)                                     $     68,312
UYU  4,429,000         Uruguay Government International Bond, 9.875%, 6/20/22 (144A)                                        124,336
                                                                                                                       ------------
                       Total Uruguay                                                                                   $    192,648
                                                                                                                       ------------
                       TOTAL FOREIGN GOVERNMENT BONDS
                       (Cost $1,622,459)                                                                               $  1,433,700
                                                                                                                       ------------
      Face
    Amount
    USD ($)
                       INSURANCE-LINKED SECURITIES -- 0.1% of Net Assets(h)
                       Reinsurance Sidecars -- 0.1%
                       Multiperil -- Worldwide -- 0.1%
        40,000+(a)(i)  Lorenz Re 2017, 3/31/20                                                                         $        684
        40,000+(a)(i)  Lorenz Re 2018, 7/1/21                                                                                29,592
                                                                                                                       ------------
                        Total Reinsurance Sidecars                                                                     $     30,276
                                                                                                                       ------------
                        TOTAL INSURANCE-LINKED SECURITIES
                        (Cost $41,165)                                                                                 $     30,276
                                                                                                                       ------------
    Principal
    Amount
    USD ($)
                       MUNICIPAL BONDS -- 0.3% of Net Assets(j)
                       Municipal General Obligation -- 0.1%
       100,000(k)(l)   Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                             $     51,750
                                                                                                                       ------------
                       Total Municipal General Obligation                                                              $     51,750
                                                                                                                       ------------
                       Municipal Higher Education -- 0.1%
        10,000         Amherst College, 3.794%, 11/1/42                                                                $     10,400
        20,000         Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                 27,915
                                                                                                                       ------------
                       Total Municipal Higher Education                                                                $     38,315
                                                                                                                       ------------
                       Municipal Transportation -- 0.1%
        15,000         Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                    $     17,977
                                                                                                                       ------------
                       Total Municipal Transportation                                                                  $     17,977
                                                                                                                       ------------
                       TOTAL MUNICIPAL BONDS
                       (Cost $118,637)                                                                                 $    108,042
                                                                                                                       ------------
                       SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 3.3% of
                       Net Assets*(e)

                       Automobile -- 0.3%
        33,958         Navistar, Inc., Tranche B Term Loan, 5.91% (LIBOR + 350 bps), 11/6/24                           $     33,972
        86,617         Tower Automotive Holdings USA LLC, Initial Term Loan, 5.188% (LIBOR + 275 bps), 3/7/24                84,831
                                                                                                                       ------------
                       Total Automobile                                                                                $    118,803
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Broadcasting & Entertainment -- 0.2%
        72,572         Sinclair Television Group, Inc., Tranche B Term Loan, 4.66% (LIBOR + 225 bps), 1/3/24           $     71,846
                                                                                                                       ------------
                       Total Broadcasting & Entertainment                                                              $     71,846
                                                                                                                       ------------
                       Buildings & Real Estate -- 0.0%+
        25,128         Builders FirstSource, Inc., Refinancing Term Loan, 5.33% (LIBOR + 300 bps), 2/29/24             $     25,079
                                                                                                                       ------------
                       Total Buildings & Real Estate                                                                   $     25,079
                                                                                                                       ------------
                       Chemicals, Plastics & Rubber -- 0.1%
        48,388         Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings,
                       Inc.), Term B-3 Dollar Loan, 4.08% (LIBOR + 175 bps), 6/1/24                                    $     47,904
                                                                                                                       ------------
                       Total Chemicals, Plastics & Rubber                                                              $     47,904
                                                                                                                       ------------
                       Electronics -- 0.1%
         7,153         Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 4.91% (LIBOR + 250 bps), 7/2/21            $      7,023
        46,329         Verint Systems, Inc., Refinancing Term Loan, 4.44% (LIBOR + 200 bps), 6/28/24                         46,386
                                                                                                                       ------------
                       Total Electronics                                                                               $     53,409
                                                                                                                       ------------
                       Healthcare & Pharmaceuticals -- 0.2%
        72,168         Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 6.188%
                       (LIBOR + 375 bps), 7/2/25                                                                       $     72,302
                                                                                                                       ------------
                       Total Healthcare & Pharmaceuticals                                                              $     72,302
                                                                                                                       ------------
                       Healthcare, Education & Childcare -- 0.5%
        48,125         Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 6.902% (LIBOR +
                       450 bps), 10/24/23                                                                              $     46,441
        72,584         KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),Term B-3 Loan, 6.08% (LIBOR +
                       375 bps), 2/21/25                                                                                     72,457
        82,422         Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 6.904% (LIBOR +
                       450 bps), 11/16/25                                                                                    82,154
                                                                                                                       ------------
                       Total Healthcare, Education & Childcare                                                         $    201,052
                                                                                                                       ------------
                       Hotel, Gaming & Leisure -- 0.5%
        84,030         1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
                       Hortons), Term B-3 Loan, 4.652% (LIBOR + 225 bps), 2/16/24                                      $     83,570
       111,263         MGM Growth Properties Operating Partnership LP, Term B Loan, 4.402% (LIBOR +
                       200 bps), 3/21/25                                                                                    110,776
                                                                                                                       ------------
                       Total Hotel, Gaming & Leisure                                                                   $    194,346
                                                                                                                       ------------
                       Insurance -- 0.8%
       146,170         Confie Seguros Holding II Co., Term B Loan, 7.08% (LIBOR + 475 bps), 4/19/22                    $    144,388
        96,528         Integro Parent, Inc., First Lien Initial Term Loan, 8.243% (LIBOR + 575 bps), 10/31/22                94,598
        98,250         USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 5.33% (LIBOR +
                       300 bps), 5/16/24                                                                                     95,978
                                                                                                                       ------------
                       Total Insurance                                                                                 $    334,964
                                                                                                                       ------------
                       Leasing -- 0.0%+
         2,841         Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 4.99% (LIBOR +
                       250 bps), 5/17/21                                                                               $      2,845
                                                                                                                       ------------
                       Total Leasing                                                                                   $      2,845
                                                                                                                       ------------
                       Leisure & Entertainment -- 0.1%
        30,592         Fitness International LLC, Term B Loan, 5.652% (LIBOR + 325 bps), 4/18/25                       $     30,426
                                                                                                                       ------------
                       Total Leisure & Entertainment                                                                   $     30,426
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       Personal, Food & Miscellaneous Services -- 0.2%
          102,569      Revlon Consumer Products Corp., Initial Term B Loan, 6.022% (LIBOR + 350 bps), 9/7/23           $     86,136
                                                                                                                       ------------
                       Total Personal, Food & Miscellaneous Services                                                   $     86,136
                                                                                                                       ------------
                       Retail -- 0.0%+
           15,000      Staples, Inc., 2019 Refinancing New Term B-2 Loan, 7.101% (LIBOR + 450 bps), 9/12/24            $     14,747
                                                                                                                       ------------
                       Total Retail                                                                                    $     14,747
                                                                                                                       ------------
                       Telecommunications -- 0.3%
          117,831      Virgin Media Bristol LLC, Facility K, 4.894% (LIBOR + 250 bps), 1/15/26                         $    117,553
                                                                                                                       ------------
                       Total Telecommunications                                                                        $    117,553
                                                                                                                       ------------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $1,389,892)                                                                               $  1,371,412
                                                                                                                       ------------
                       SUPRANATIONAL BOND -- 0.3% of Net Assets
IDR 1,450,700,000      International Bank for Reconstruction & Development, 7.45%, 8/20/21                             $    104,216
                                                                                                                       ------------
                       TOTAL SUPRANATIONAL BOND
                       (Cost $103,525)                                                                                 $    104,216
                                                                                                                       ------------
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 36.8% of Net Assets
           29,326      Fannie Mae, 3.0%, 10/1/30                                                                       $     29,996
           92,837      Fannie Mae, 3.0%, 5/1/43                                                                              94,437
           17,102      Fannie Mae, 3.0%, 5/1/46                                                                              17,450
           75,000      Fannie Mae, 3.0%, 7/1/46 (TBA)                                                                        75,640
           49,426      Fannie Mae, 3.0%, 9/1/46                                                                              50,076
           93,278      Fannie Mae, 3.0%, 10/1/46                                                                             94,496
           98,116      Fannie Mae, 3.0%, 11/1/46                                                                             99,392
           72,902      Fannie Mae, 3.0%, 1/1/47                                                                              74,519
           26,918      Fannie Mae, 3.0%, 3/1/47                                                                              27,267
          202,418      Fannie Mae, 3.0%, 10/1/47                                                                            204,419
           50,106      Fannie Mae, 3.5%, 6/1/42                                                                              52,021
           23,474      Fannie Mae, 3.5%, 12/1/42                                                                             24,472
           69,804      Fannie Mae, 3.5%, 2/1/44                                                                              72,453
           50,928      Fannie Mae, 3.5%, 2/1/45                                                                              53,092
           61,955      Fannie Mae, 3.5%, 6/1/45                                                                              64,063
           54,325      Fannie Mae, 3.5%, 9/1/45                                                                              55,863
           51,711      Fannie Mae, 3.5%, 1/1/46                                                                              53,326
           17,548      Fannie Mae, 3.5%, 3/1/46                                                                              18,096
           41,343      Fannie Mae, 3.5%, 4/1/46                                                                              42,627
           37,803      Fannie Mae, 3.5%, 5/1/46                                                                              39,347
           42,769      Fannie Mae, 3.5%, 7/1/46                                                                              44,030
           90,125      Fannie Mae, 3.5%, 9/1/46                                                                              92,829
           17,859      Fannie Mae, 3.5%, 10/1/46                                                                             18,458
           21,888      Fannie Mae, 3.5%, 10/1/46                                                                             22,535
           41,220      Fannie Mae, 3.5%, 12/1/46                                                                             42,438
           21,701      Fannie Mae, 3.5%, 1/1/47                                                                              22,341
           58,310      Fannie Mae, 3.5%, 1/1/47                                                                              60,674
           60,984      Fannie Mae, 3.5%, 1/1/47                                                                              62,784
          103,649      Fannie Mae, 3.5%, 1/1/47                                                                             107,124
           21,469      Fannie Mae, 3.5%, 7/1/47                                                                              22,103
           27,770      Fannie Mae, 3.5%, 11/1/47                                                                             28,590

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
        61,085         Fannie Mae, 3.5%, 12/1/47                                                                       $     62,888
       780,000         Fannie Mae, 3.5%, 7/1/49 (TBA)                                                                       797,459
         1,518         Fannie Mae, 4.0%, 12/1/19                                                                              1,576
        56,770         Fannie Mae, 4.0%, 10/1/40                                                                             60,311
         8,387         Fannie Mae, 4.0%, 12/1/40                                                                              8,905
         7,057         Fannie Mae, 4.0%, 11/1/41                                                                              7,442
        11,469         Fannie Mae, 4.0%, 12/1/41                                                                             12,096
        11,244         Fannie Mae, 4.0%, 1/1/42                                                                              11,858
        28,644         Fannie Mae, 4.0%, 1/1/42                                                                              30,210
        58,041         Fannie Mae, 4.0%, 1/1/42                                                                              61,211
        23,476         Fannie Mae, 4.0%, 2/1/42                                                                              24,788
        29,602         Fannie Mae, 4.0%, 4/1/42                                                                              31,220
        36,766         Fannie Mae, 4.0%, 5/1/42                                                                              38,765
       180,391         Fannie Mae, 4.0%, 8/1/42                                                                             190,250
        30,865         Fannie Mae, 4.0%, 11/1/43                                                                             32,703
        34,966         Fannie Mae, 4.0%, 11/1/43                                                                             36,832
        24,905         Fannie Mae, 4.0%, 7/1/44                                                                              26,080
        45,412         Fannie Mae, 4.0%, 8/1/44                                                                              47,576
        14,503         Fannie Mae, 4.0%, 10/1/44                                                                             15,185
        19,467         Fannie Mae, 4.0%, 10/1/45                                                                             20,361
        47,315         Fannie Mae, 4.0%, 12/1/45                                                                             49,489
        51,585         Fannie Mae, 4.0%, 6/1/46                                                                              53,954
        55,529         Fannie Mae, 4.0%, 7/1/46                                                                              58,079
        68,282         Fannie Mae, 4.0%, 7/1/46                                                                              71,418
        39,537         Fannie Mae, 4.0%, 8/1/46                                                                              41,353
        18,254         Fannie Mae, 4.0%, 11/1/46                                                                             19,116
        20,374         Fannie Mae, 4.0%, 11/1/46                                                                             21,320
        85,785         Fannie Mae, 4.0%, 1/1/47                                                                              89,658
        28,325         Fannie Mae, 4.0%, 4/1/47                                                                              29,668
        32,094         Fannie Mae, 4.0%, 4/1/47                                                                              33,514
        47,061         Fannie Mae, 4.0%, 4/1/47                                                                              49,292
        19,601         Fannie Mae, 4.0%, 6/1/47                                                                              20,458
        20,201         Fannie Mae, 4.0%, 6/1/47                                                                              21,159
        21,033         Fannie Mae, 4.0%, 6/1/47                                                                              21,938
        80,821         Fannie Mae, 4.0%, 6/1/47                                                                              84,230
        25,709         Fannie Mae, 4.0%, 7/1/47                                                                              26,928
        25,812         Fannie Mae, 4.0%, 7/1/47                                                                              26,891
        24,378         Fannie Mae, 4.0%, 8/1/47                                                                              25,416
        44,753         Fannie Mae, 4.0%, 8/1/47                                                                              46,623
        53,701         Fannie Mae, 4.0%, 12/1/47                                                                             55,872
        73,960         Fannie Mae, 4.0%, 4/1/48                                                                              76,874
        87,100         Fannie Mae, 4.0%, 8/1/48                                                                              90,465
       224,000         Fannie Mae, 4.0%, 7/1/49 (TBA)                                                                       231,512
       212,765         Fannie Mae, 4.5%, 8/1/40                                                                             228,512
        62,348         Fannie Mae, 4.5%, 11/1/40                                                                             66,773
        31,760         Fannie Mae, 4.5%, 5/1/41                                                                              34,283
        20,726         Fannie Mae, 4.5%, 12/1/41                                                                             21,662
        28,150         Fannie Mae, 4.5%, 2/1/44                                                                              29,936

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
        28,352         Fannie Mae, 4.5%, 2/1/44                                                                        $     30,171
        84,702         Fannie Mae, 4.5%, 6/1/44                                                                              90,966
        44,437         Fannie Mae, 4.5%, 5/1/46                                                                              47,030
       314,467         Fannie Mae, 4.5%, 1/1/49                                                                             329,116
        13,000         Fannie Mae, 4.5%, 7/1/49 (TBA)                                                                        13,584
       380,000         Fannie Mae, 4.5%, 8/1/49 (TBA)                                                                       396,963
        29,561         Fannie Mae, 5.0%, 4/1/30                                                                              31,263
        24,507         Fannie Mae, 5.0%, 1/1/39                                                                              26,564
         6,344         Fannie Mae, 5.0%, 6/1/40                                                                               6,893
           147         Fannie Mae, 6.0%, 3/1/32                                                                                 167

        29,992         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                       30,675
        73,152         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                       74,636
        13,906         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                        14,189
        58,278         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                        59,463
        41,165         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                        41,728
        20,872         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                       21,133
        61,910         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                        62,727
        22,213         Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                       22,909
        12,158         Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                       12,630
        67,276         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                        70,100
        61,318         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                       63,443
        40,081         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                        41,294
        62,552         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                        64,433
        57,686         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                        60,167
       106,174         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                       110,289
        36,821         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                       37,938
       100,004         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                      104,126
        21,791         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                        22,448
        24,039         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                        24,764
        83,359         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                        85,873
        77,613         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                        79,954
        92,844         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                       95,605
        31,206         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                       32,134
        38,992         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                       40,168
        28,065         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                        28,861
        60,127         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                        61,885
        65,202         Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                                        68,547
        45,504         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                        47,699
        34,817         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                        36,487
        23,863         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                       24,976
        45,280         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                       47,390
        15,377         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                        16,093
        27,410         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                        28,688
        44,698         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                        46,781
        38,470         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                        40,262
        20,717         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        21,713
        32,503         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        34,066
        62,402         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        65,228

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
        67,702         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                  $     70,956
       110,303         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                       115,248
        61,671         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                       64,222
        89,338         Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                                        92,803
        53,877         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                        56,782
           253         Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                                           276
           641         Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                                           678
         5,429         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                        5,898
        19,953         Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                                       21,694
        10,604         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                        11,786
        71,846         Government National Mortgage Association I, 3.5%, 11/15/41                                            74,594
        17,062         Government National Mortgage Association I, 3.5%, 7/15/42                                             17,775
        12,895         Government National Mortgage Association I, 3.5%, 10/15/42                                            13,414
        24,068         Government National Mortgage Association I, 3.5%, 8/15/46                                             24,880
         4,606         Government National Mortgage Association I, 4.0%, 12/15/41                                             4,846
       191,628         Government National Mortgage Association I, 4.0%, 4/15/42                                            201,446
        66,165         Government National Mortgage Association I, 4.0%, 8/15/43                                             71,089
         9,330         Government National Mortgage Association I, 4.0%, 3/15/44                                              9,909
        26,045         Government National Mortgage Association I, 4.0%, 9/15/44                                             27,669
        27,255         Government National Mortgage Association I, 4.0%, 4/15/45                                             28,950
        42,625         Government National Mortgage Association I, 4.0%, 6/15/45                                             45,272
         5,535         Government National Mortgage Association I, 4.5%, 9/15/33                                              5,945
        11,044         Government National Mortgage Association I, 4.5%, 4/15/35                                             11,778
        23,641         Government National Mortgage Association I, 4.5%, 1/15/40                                             25,489
        63,899         Government National Mortgage Association I, 4.5%, 3/15/40                                             68,807
        19,136         Government National Mortgage Association I, 4.5%, 9/15/40                                             20,626
        16,514         Government National Mortgage Association I, 4.5%, 7/15/41                                             17,790
         4,262         Government National Mortgage Association I, 5.0%, 4/15/35                                              4,623
         4,220         Government National Mortgage Association I, 5.5%, 1/15/34                                              4,761
         6,057         Government National Mortgage Association I, 5.5%, 4/15/34                                              6,807
         1,821         Government National Mortgage Association I, 5.5%, 7/15/34                                              2,054
         4,251         Government National Mortgage Association I, 5.5%, 6/15/35                                              4,528
           582         Government National Mortgage Association I, 6.0%, 2/15/33                                                664
           962         Government National Mortgage Association I, 6.0%, 3/15/33                                              1,054
           974         Government National Mortgage Association I, 6.0%, 3/15/33                                              1,110
           100         Government National Mortgage Association I, 6.0%, 6/15/33                                                109
         1,655         Government National Mortgage Association I, 6.0%, 6/15/33                                              1,889
         1,251         Government National Mortgage Association I, 6.0%, 7/15/33                                              1,418
         1,714         Government National Mortgage Association I, 6.0%, 7/15/33                                              1,913
           809         Government National Mortgage Association I, 6.0%, 9/15/33                                                901
         2,418         Government National Mortgage Association I, 6.0%, 9/15/33                                              2,646
         1,180         Government National Mortgage Association I, 6.0%, 10/15/33                                             1,312
         4,275         Government National Mortgage Association I, 6.0%, 8/15/34                                              4,679
           367         Government National Mortgage Association I, 6.5%, 3/15/29                                                404
         1,082         Government National Mortgage Association I, 6.5%, 1/15/30                                              1,188
           347         Government National Mortgage Association I, 6.5%, 2/15/32                                                404
           375         Government National Mortgage Association I, 6.5%, 3/15/32                                                436

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Principal
   Amount
   USD ($)                                                                                                                    Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
           543         Government National Mortgage Association I, 6.5%, 11/15/32                                      $        635
            47         Government National Mortgage Association I, 7.0%, 3/15/31                                                 48

         9,901         Government National Mortgage Association II, 3.5%, 3/20/45                                            10,232
        12,590         Government National Mortgage Association II, 3.5%, 4/20/45                                            13,003
        15,068         Government National Mortgage Association II, 3.5%, 4/20/45                                            15,588
        19,251         Government National Mortgage Association II, 3.5%, 3/20/46                                            19,950
        75,267         Government National Mortgage Association II, 3.5%, 11/20/46                                           77,895
        37,893         Government National Mortgage Association II, 4.0%, 9/20/44                                            39,957
        63,318         Government National Mortgage Association II, 4.0%, 10/20/46                                           66,430
        62,786         Government National Mortgage Association II, 4.0%, 1/20/47                                            65,548
        23,235         Government National Mortgage Association II, 4.0%, 2/20/48                                            24,499
        23,593         Government National Mortgage Association II, 4.0%, 4/20/48                                            24,882
       100,000         Government National Mortgage Association II, 4.0%, 7/1/48 (TBA)                                      103,664
        11,329         Government National Mortgage Association II, 4.5%, 9/20/41                                            12,087
        42,983         Government National Mortgage Association II, 4.5%, 9/20/44                                            44,884
        14,067         Government National Mortgage Association II, 4.5%, 10/20/44                                           14,923
        30,414         Government National Mortgage Association II, 4.5%, 11/20/44                                           32,260
       380,000         Government National Mortgage Association II, 4.5%, 8/1/49 (TBA)                                      395,849
          3,026        Government National Mortgage Association II, 5.5%, 3/20/34                                             3,312
          4,905        Government National Mortgage Association II, 6.0%, 11/20/33                                            5,624
        95,000(g)      U.S. Treasury Bills, 7/2/19                                                                           94,995
     3,000,000(g)      U.S. Treasury Bills, 7/16/19                                                                       2,997,439
       100,000(g)      U.S. Treasury Bills, 7/23/19                                                                          99,874
       111,000         U.S. Treasury Bonds, 3.0%, 2/15/49                                                                   121,909
       184,486         U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                                182,488
       185,262         U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                               188,752
       625,536         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                                 655,379
       492,243         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                                 517,812
       371,939         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                                 473,903
        40,000         U.S. Treasury Notes, 2.625%, 2/15/29                                                                  42,181
                                                                                                                       ------------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                       (Cost $15,079,562)                                                                              $ 15,224,810
                                                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


 Number of                                                                 Strike      Expiration
  Contracts         Description            Counterparty        Notional    Price       Date                               Value
                    OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%
         3,182^(m)  Desarrolladora Homex   Bank of New York    MXN --      --(o)       10/23/22                        $         --
                    SAB de CV              Mellon Corp.
         3,182^(n)  Desarrolladora Homex   Bank of New York    MXN --      --(o)       10/23/22                                  --
                    SAB de CV              Mellon Corp.
                                                                                                                       ------------
                                                                                                                       $         --
                                                                                                                       ------------
                    TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                    (Premiums paid $ --)                                                                               $         --
                                                                                                                       ------------
                    OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED -- 0.0%+
       440,000      Put EUR Call USD       Bank of America NA  EUR 6,594   EUR 1.15    9/23/19                         $      6,797
       185,000      Put EUR Call USD       Bank of America NA  EUR 2,546   EUR 1.13    1/9/20                                 1,836
       480,000      Put EUR Call USD       Bank of America NA  EUR 5,096   EUR 1.10    4/29/20                                3,032
                                                                                                                       ------------
                                                                                                                       $     11,665
                                                                                                                       ------------
                    TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED

                    (Premiums paid $14,236)                                                                            $     11,665
                                                                                                                       ------------
                    TOTAL OPTIONS PURCHASED
                    (Premiums paid $14,236)                                                                            $     11,665
                                                                                                                       ------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                    (Cost $40,312,999)                                                                                 $ 41,042,410
                                                                                                                       ------------
                                                                                       Change
                                                                                       in Net
                                                                           Net         Unrealized
                                                               Dividend    Realized    Appreciation
 Shares                                                        Income      Gain (Loss) (Depreciation)
                    AFFILIATED ISSUER -- 2.0%
                    CLOSED-END FUND -- 2.0% of Net Assets
        97,089(p)   Pioneer ILS Interval Fund                  $ --        $ --        $1,941                          $    841,763
                                                                                                                       ------------
                    TOTAL CLOSED-END FUND
                    (Cost $998,388)                                                                                    $    841,763
                                                                                                                       ------------
                    TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 2.0%
                    (Cost $998,388)                                                                                    $    841,763
                                                                                                                       ------------
 Number of                                                                 Strike      Expiration
  Contracts         Description            Counterparty        Notional    Price       Date
                    OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN -- (0.0)%+
      (440,000)     Put USD Call EUR       Bank of America NA  EUR 6,594   EUR 1.27    9/23/19                         $        (16)
      (185,000)     Put USD Call EUR       Bank of America NA  EUR 2,546   EUR 1.25    1/9/20                                  (331)
      (480,000)     Put USD Call EUR       Bank of America NA  EUR 5,096   EUR 1.21    4/29/20                               (4,927)
                                                                                                                       ------------
                                                                                                                       $     (5,274)
                                                                                                                       ------------
                    TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN

                    (Premiums received $(14,236))                                                                      $     (5,274)
                    OTHER ASSETS AND LIABILITIES -- (1.8)%                                                             $   (822,045)
                                                                                                                       ------------
                    NET ASSETS -- 100.0%                                                                               $ 41,056,854
                                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST


bps    Basis Points.

FREMF  Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR  London Interbank Offered Rate.

REIT   Real Estate Investment Trust.

REMICS Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2019, the value of these securities amounted to $13,683,750, or 33.3% of net assets.

(TBA)  "To Be Announced" Securities.

+      Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)    Non-income producing security.

(b)    Security is perpetual in nature and has no stated maturity date.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2019.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at June 30, 2019.

(e) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2019.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)    Securities are restricted as to resale.

(i)    Issued as preference shares.

(j)    Consists of Revenue Bonds unless otherwise indicated.

(k)    Security is in default.

(l)    Represents a General Obligation Bond.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 14.5 Billion.

(o)    Strike price is 1 Mexican Peso (MXN).

(p) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").


FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                                Unrealized
Currency      In Exchange       Currency                                                        Settlement      Appreciation
Purchased     for               Sold               Deliver      Counterparty                    Date            (Depreciation)
EUR               487,565       USD                 (547,627)   Bank of America NA              7/26/19         $  8,169
INR            14,888,000       USD                 (211,778)   Bank of America NA              7/24/19            3,557
USD                26,789       EUR                  (23,881)   Brown Brothers Harriman & Co.   7/26/19             (434)
COP           673,150,000       USD                 (200,918)   Citibank NA                     7/24/19            8,310
NOK             2,743,338       USD                 (323,946)   Citibank NA                     8/28/19           (1,683)
NOK             1,762,705       EUR                 (180,205)   Goldman Sachs International     7/29/19            1,423
USD               115,183       MXN                (2,218,185)  Goldman Sachs International     7/26/19               33
AUD               599,000       USD                 (417,789)   JPMorgan Chase Bank NA          8/28/19            3,432
SEK             6,436,644       EUR                 (601,457)   JPMorgan Chase Bank NA          7/29/19            9,190
SEK             2,931,475       USD                 (316,581)   JPMorgan Chase Bank NA          7/26/19             (131)
USD               534,674       EUR                 (478,000)   JPMorgan Chase Bank NA          7/26/19          (10,218)
                                                                                                                --------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                        $ 21,648
                                                                                                                ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS
Number of
Contracts                                                           Notional                            Unrealized
Long                Description               Expiration Date       Amount            Market Value      Appreciation
1                   U.S. 2 Year Note (CBT)    9/30/19               $   213,828       $   215,180       $   1,352
5                   U.S. 10 Year Note (CBT)   9/19/19                   630,469           639,844           9,375
3                   U.S. Ultra Bond (CBT)     9/19/19                   520,289           532,687          12,398
                                                                    -----------       -----------       ---------
                                                                    $ 1,364,586       $ 1,387,711       $  23,125
                                                                    -----------       -----------       ---------
Number of
Contracts                                                           Notional                            Unrealized
Short               Description               Expiration Date       Amount            Market Value      (Depreciation)
25                  Euro-Bobl                 9/6/19                $ 3,805,841       $ 3,823,473       $ (17,632)
 3                  Euro-Bund                 9/6/19                    583,350           589,527          (6,177)
12                  U.S. 10 Year Ultra        9/19/19                 1,626,937         1,657,499         (30,562)
                                                                    -----------       -----------       ---------
                                                                    $ 6,016,128       $ 6,070,499       $ (54,371)
                                                                    -----------       -----------       ---------
TOTAL FUTURES CONTRACTS                                             $(4,651,542)      $(4,682,788)      $ (31,246)
                                                                    -----------       -----------       ---------

SWAP CONTRACTS

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                               Obligation               Pay/        Annual      Expiration  Premiums     Unrealized  Market
Amount ($)(1) Counterparty             Reference/Index          Receive(2)  Fixed Rate  Date        (Received) Appreciation   Value
75,000        Morgan Stanley           Diamond Offshore         Receive     1.00%       12/20/19    $(2,810)         $2,945  $  135
                                       Drilling, Inc.
41,000        JPMorgan Chase Bank NA   Simon Property Group LP  Receive     1.00%       6/20/22        (135)          1,055     920
29,000        JPMorgan Chase Bank NA   Simon Property Group LP  Receive     1.00%       6/20/22         (82)            732     650
                                                                                                    -------          ------  ------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                       $(3,027)         $4,732  $1,705
                                                                                                    -------          ------  ------
TOTAL SWAP CONTRACTS                                                                                $(3,027)         $4,732  $1,705
                                                                                                    -------          ------  ------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)    Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

AUD -- Australian Dollar

COP -- Colombian Peso

EGP -- Egyptian Pound

EUR -- Euro

IDR -- Indonesian Rupiah

INR -- Indian Rupee

MXN -- Mexican Peso

NOK -- Norwegian Krone

SEK -- Swedish Krona

UYU -- Uruguayan Peso

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST


Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019 were as follows:

                                                        Purchases    Sales
       Long-Term U.S. Government                        $1,803,961   $ 4,747,642
       Other Long-Term Securities                       $7,412,524   $11,793,431

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Fund engaged in purchases of $72,865 which resulted in a net realized gain/(loss) of $0. During the six months ended June 30, 2019, the Fund did not engage in sales pursuant to these procedures.

       At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $41,320,479 was as follows:

         Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $1,218,637
         Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (668,110)
                                                                                                                         ----------
         Net unrealized appreciation                                                                                     $  550,527
                                                                                                                         ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 -- quoted prices in active markets for identical securities.

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Portfolio's investments:

                                                                           Level 1         Level 2     Level 3           Total
     Common Stocks
      Paper & Forest Products                                             $     --     $        62     $    --     $        62
      All Other Common Stock                                                    67              --          --              67
     Convertible Preferred Stocks                                          473,175              --          --         473,175
     Asset Backed Securities                                                    --       2,148,889          --       2,148,889
     Collateralized Mortgage Obligations                                        --       7,705,230          --       7,705,230
     Convertible Corporate Bonds                                                --         167,433          --         167,433
     Corporate Bonds                                                            --      12,263,433          --      12,263,433
     Foreign Government Bonds                                                   --       1,433,700          --       1,433,700
     Insurance-Linked Securities
      Reinsurance Sidecars
        Multiperil - Worldwide                                                  --               --     30,276          30,276
     Municipal Bonds                                                            --         108,042          --         108,042
     Senior Secured Floating Rate Loan Interests                                --       1,371,412          --       1,371,412
     Supranational Bond                                                         --         104,216          --         104,216
     U.S. Government and Agency Obligations                                     --      15,224,810          --      15,224,810
     Over The Counter (OTC) Call Options Purchased                              --              --*         --              --*
     Over The Counter (OTC) Currency Put Options Purchased                      --          11,665          --          11,665
     Affiliated Closed-End Fund                                                 --         841,763          --         841,763
                                                                          --------     -----------     -------     -----------
     Total Investments in Securities                                      $473,242     $41,380,655     $30,276     $41,884,173
                                                                          ========     ===========     =======     ===========
     Other Financial Instruments
      Over The Counter (OTC) Currency Call Options Written                $     --     $    (5,274)    $    --     $    (5,274)
      Net unrealized appreciation on forward foreign currency contracts         --          21,648          --          21,648
      Net unrealized depreciation on futures contracts                     (31,246)             --          --         (31,246)
      Swap contracts, at value                                                  --           1,705          --           1,705
                                                                          --------     -----------     -------     -----------
     Total Other Financial Instruments                                    $(31,246)    $    18,079      $   --     $   (13,167)
                                                                          ========     ===========     =======     ===========

*     Securities valued at $0.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/19 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                                     Insurance-Linked
                                                                                         Securities
     Balance as of 12/31/18                                                               $34,220
     Realized gain (loss)(1)                                                                   --
     Change in unrealized appreciation (depreciation)(2)                                    4,296
     Accrued discounts/premiums                                                                --
     Purchases                                                                                 --
     Sales                                                                                 (8,240
     Transfers in to Level 3**                                                                 --
     Transfers out of Level 3**                                                                --
                                                                                          -------
    Balance as of 6/30/19                                                                 $30,276
                                                                                          =======

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period value. For the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at June 30, 2019:                              $4,296
                                                                                 ------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/19 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $40,312,999)                                         $41,042,410
   Investments in affiliated issuers, at value (cost $998,388)                                                  841,763
   Cash                                                                                                         969,345
   Foreign currencies, at value (cost $408,129)                                                                 408,078
   Futures collateral                                                                                            75,171
   Net unrealized appreciation on forward foreign currency contracts                                             21,648
   Swap contracts, at value (net premiums received $(3,027))                                                      1,705
   Receivables --
      Investment securities sold                                                                                142,460
      Portfolio shares sold                                                                                      15,106
      Dividends                                                                                                   2,701
      Interest                                                                                                  251,955
   Due from broker for futures                                                                                   35,469
   Due from the Adviser                                                                                          18,310
   Other assets                                                                                                   7,597
                                                                                                            -----------
         Total assets                                                                                       $43,833,718
                                                                                                            -----------
LIABILITIES:
   Payables --
      Investment securities purchased                                                                       $ 2,635,420
      Portfolio shares repurchased                                                                                5,456
   Variation margin for futures                                                                                   3,221
   Written options outstanding (net premiums received $(14,236))                                                  5,274
   Net unrealized depreciation on futures contracts                                                              31,246
   Reserve for repatriation taxes                                                                                 1,611
   Due to affiliates                                                                                             18,032
   Accrued expenses                                                                                              76,604
                                                                                                            -----------
         Total liabilities                                                                                  $ 2,776,864
                                                                                                            -----------
NET ASSETS:
   Paid-in capital                                                                                          $40,621,529
   Distributable earnings                                                                                       435,325
                                                                                                            -----------
         Net assets                                                                                         $41,056,854
                                                                                                            -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $5,999,653/589,764 shares)                                                             $     10.17
                                                                                                            ===========
   Class II (based on $35,057,201/3,452,555 shares)                                                         $     10.15
                                                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of withholding tax of $500)                       $  813,286
   Dividends from unaffiliated issuers                                                            8,629
                                                                                             ----------
         Total investment income                                                                             $  821,915
                                                                                                             ----------
EXPENSES:
   Management fees                                                                           $  129,716
   Administrative expense                                                                        30,500
   Distribution fees
      Class II                                                                                   40,915
   Custodian fees                                                                                33,948
   Professional fees                                                                             26,410
   Printing expense                                                                               5,049
   Pricing fees                                                                                  28,350
   Trustees' fees                                                                                 3,556
   Insurance expense                                                                                288
   Miscellaneous                                                                                  1,383
                                                                                             ----------
      Total expenses                                                                                         $  300,115
                                                                                                             ----------
      Less fees waived and expenses reimbursed by the Adviser                                                  (109,401)
                                                                                                             ----------
      Net expenses                                                                                           $  190,714
                                                                                                             ----------
         Net investment income                                                                               $  631,201
                                                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                    $  140,861
      Written options                                                                            13,618
      Forward foreign currency contracts                                                        (98,276)
      Futures contracts                                                                        (118,444)
      Swap contracts                                                                             64,895
      Other assets and liabilities denominated in foreign currencies                             20,764      $   23,418
                                                                                             ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers (net of foreign capital gains tax of $(1,611))     $1,888,985
      Investments in affiliated issuers                                                           1,941
      Written options                                                                            (8,360)
      Forward foreign currency contracts                                                          3,786
      Futures contracts                                                                         (38,602)
      Swap contracts                                                                              1,453
      Other assets and liabilities denominated in foreign currencies                                523      $1,849,726
                                                                                             ----------      ----------
   Net realized and unrealized gain (loss) on investments                                                    $1,873,144
                                                                                                             ----------
   Net increase in net assets resulting from operations                                                      $2,504,345
                                                                                                             ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                Ended
                                                                                               6/30/19            Year Ended
                                                                                             (unaudited)            12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                $     631,201        $   1,429,868
Net realized gain (loss) on investments                                                            23,418             (351,824)
Change in net unrealized appreciation (depreciation) on investments                             1,849,726           (1,948,210)
                                                                                            -------------        -------------
         Net increase (decrease) in net assets resulting from operations                    $   2,504,345        $    (870,166)
                                                                                            -------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.17 and $0.35 per share, respectively)                                     $    (119,318)       $    (376,036)
      Class II ($0.15 and $0.33 per share, respectively)                                         (509,297)          (1,100,874)
Tax return of capital
      Class I ($-- and $0.04 per share, respectively)                                                  --              (42,067)
      Class II ($-- and $0.04 per share, respectively)                                                 --             (132,945)
                                                                                            -------------        -------------
         Total distributions to shareowners                                                 $    (628,615)       $  (1,651,922)
                                                                                            -------------        -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           $   5,817,498        $   9,687,590
Reinvestment of distributions                                                                     622,906            1,651,922
Cost of shares repurchased                                                                    (10,219,670)         (12,328,514)
                                                                                            -------------        -------------
      Net decrease in net assets resulting from Portfolio share transactions                $  (3,779,266)       $    (989,002)
                                                                                            -------------        -------------
      Net decrease in net assets                                                            $  (1,903,536)       $  (3,511,090)

NET ASSETS:
Beginning of year                                                                           $  42,960,390        $  46,471,480
                                                                                            =============        =============
End of year                                                                                 $  41,056,854        $  42,960,390
                                                                                            =============        =============

                                                                 Six Months      Six Months
                                                                   Ended            Ended
                                                                  6/30/19         6/30/19         Year Ended        Year Ended
                                                                   Shares          Amount          12/31/18          12/31/18
                                                                (unaudited)     (unaudited)         Shares            Amount
CLASS I
Shares sold                                                        11,882       $   117,662          153,899        $ 1,535,606
Reinvestment of distributions                                      11,918           118,759           42,266            418,103
Less shares repurchased                                          (494,039)       (4,874,694)        (195,629)        (1,940,809)
                                                                 --------       -----------       ----------        -----------
   Net increase (decrease)                                       (470,239)      $(4,638,273)             536        $    12,900
                                                                 ========       ===========       ==========        ===========
CLASS II
Shares sold                                                       572,453       $ 5,699,836          817,440        $  8,151,984
Reinvestment of distributions                                      50,575           504,147          124,936           1,233,819
Less shares repurchased                                          (539,396)       (5,344,976)      (1,043,102)        (10,387,705)
                                                                 --------       -----------       ----------        -----------
   Net increase (decrease)                                         83,632       $   859,007         (100,726)       $ (1,001,902)
                                                                 ========       ===========       ==========        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                           6/30/19     Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                                          (unaudited)   12/31/18    12/31/17     12/31/16*    12/31/15*   12/31/14*
Class I
Net asset value, beginning of period                        $ 9.71      $  10.28    $  10.16     $   9.78     $  10.28     $ 10.37
                                                            ------      --------    --------     --------     --------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $ 0.16(a)   $   0.34(a  $   0.35(a)  $   0.38(a)  $   0.27(a)  $  0.33
   Net realized and unrealized gain (loss) on investments     0.47         (0.52)       0.15         0.35        (0.40)       0.09
                                                            ------      --------    --------     --------     --------     -------
Net increase (decrease) from investment operations          $ 0.63      $  (0.18)   $   0.50     $   0.73     $  (0.13)    $  0.42
                                                            ------      --------    --------     --------     --------     -------
Distributions to shareowners:
   Net investment income                                    $(0.17)     $  (0.28)   $  (0.37)    $  (0.35)    $  (0.32)    $ (0.39)
   Net realized gain                                            --         (0.07)      (0.01)          --        (0.05)      (0.12)
   Tax return of capital                                        --         (0.04)         --           --           --          --
                                                            ------      --------    --------     --------     --------     -------
Total distributions                                         $(0.17)     $  (0.39)   $  (0.38)    $  (0.35)    $  (0.37)    $ (0.51)
                                                            ------      --------    --------     --------     --------     -------
Net increase (decrease) in net asset value                  $ 0.46      $  (0.57)   $   0.12     $   0.38     $  (0.50)    $ (0.09)
                                                            ------      --------    --------     --------     --------     -------
Net asset value, end of period                              $10.17      $   9.71    $  10.28     $  10.16     $   9.78     $ 10.28
                                                            ======      ========    ========     ========     ========     =======
Total return (b)                                              6.47%(c)     (1.78)%      4.99%(d)     7.58%       (1.27)%      3.96%
Ratio of net expenses to average net assets (e)               0.75%(f)      0.75%       0.75%        0.75%        1.20%       1.21%
Ratio of net investment income (loss) to average
   net assets                                                 3.31%(f)      3.41%       3.43%        3.76%        2.66%       3.22%
Portfolio turnover rate                                         24%(c)        37%         48%          61%          56%         88%
Net assets, end of period (in thousands)                    $6,000      $ 10,296    $ 10,886     $ 10,890     $ 11,561     $ 10,541
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (e)                   1.29%(f)      1.32%       1.18%        1.17%        1.20%       1.21%
   Net investment income (loss) to average net assets         2.77%(f)      2.84%       3.00%        3.34%        2.66%       3.22%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                                                      Six Months
                                                         Ended
                                                       6/30/19      Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                      (unaudited)    12/31/18      12/31/17     12/31/16*    12/31/15*    12/31/14*
Class II
Net asset value, beginning of period                    $  9.70       $ 10.26       $ 10.14      $  9.76      $ 10.26     $  10.35
                                                        -------       -------       -------      -------      -------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $  0.15(a)    $  0.31(a)    $  0.33(a)   $  0.35(a)   $  0.24(a)  $   0.30
   Net realized and unrealized gain (loss)
     on investments                                        0.45         (0.50)         0.14         0.36        (0.39)        0.09
Net increase (decrease) from investment operations      $  0.60       $ (0.19)      $  0.47      $  0.71      $ (0.15)    $   0.39
                                                        -------       -------       -------      -------      -------     --------
Distributions to shareowners:
   Net investment income                                $ (0.15)      $ (0.26)      $ (0.34)     $ (0.33)     $ (0.30)    $  (0.36)
   Net realized gain                                         --         (0.07)        (0.01)          --        (0.05)       (0.12)
   Tax return of capital                                     --         (0.04)           --           --           --           --
                                                        -------       -------       -------      -------      -------     --------
Total distributions                                     $ (0.15)      $ (0.37)      $ (0.35)     $ (0.33)     $ (0.35)    $  (0.48)
                                                        -------       -------       -------      -------      -------     --------
Net increase (decrease) in net asset value              $  0.45       $ (0.56)      $  0.12      $  0.38      $ (0.50)    $  (0.09)
                                                        -------       -------       -------      -------      -------     --------
Net asset value, end of period                          $ 10.15       $  9.70       $ 10.26      $ 10.14      $  9.76     $  10.26
                                                        =======       =======       =======      =======      =======     ========
Total return (b)                                           6.24%(c)     (1.93)%        4.74%        7.32%       (1.52)%       3.71%
Ratio of net expenses to average net assets (d)            1.00%(e)      1.00%         1.00%        1.00%        1.45%        1.45%
Ratio of net investment income (loss) to average
   net assets                                              3.13%(e)      3.16%         3.18%        3.51%        2.41%        2.96%
Portfolio turnover rate                                      24%(c)        37%           48%          61%          56%          88%
Net assets, end of period (in thousands)                $35,057       $32,664       $35,585      $34,020      $34,943      $31,526
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets (d)                1.55%(e)      1.57%         1.43%        1.42%        1.45%        1.45%
   Net investment income (loss) to average net assets      2.58%(e)      2.59%         2.75%        3.09%        2.41%        2.96%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

36

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19                                (continued)
--------------------------------------------------------------------------------

      dealers or using a third party insurance pricing model) representing 0.0% of net assets. The value of these fair valued securities was $0.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in- kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2018, the Portfolio paid no such taxes.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

       ---------------------------------------------------------------------
                                                                        2018
       ---------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                                            $1,258,096
       Long-term capital gain                                        218,814
       Tax return of capital                                         175,012
                                                                  ----------
         Total                                                    $1,651,922
                                                                  ==========

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2018:

       ---------------------------------------------------------------------
                                                                        2018
       ---------------------------------------------------------------------
       Distributable earnings:
       Capital loss carryforward                                  $   (79,473)
       Current year late year loss                                    (55,802)
       Net unrealized depreciation                                 (1,305,130)
                                                                  -----------
         Total                                                    $(1,440,405)
                                                                  ===========

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19                                (continued)
--------------------------------------------------------------------------------

      Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at June 30, 2019, is listed in the Schedule of Investments.

H.    Purchased Options

      The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio's Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended June 30, 2019, was $25,624. Open purchased options at June 30, 2019, are listed in the Portfolio's Schedule of Investments.

I.    Option Writing

      The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended June 30, 2019, was $(2,519). Open written options contracts at June 30, 2019, are listed in the Portfolio's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At June 30, 2019, the Portfolio had entered into various forward foreign currency contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended June 30, 2019, was $1,753,774. Open forward foreign currency contracts outstanding at June 30, 2019, are listed in the Schedule of Investments.

K.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19                                (continued)
--------------------------------------------------------------------------------

      The average market value of futures contracts open during the six months ended June 30, 2019, was $(4,957,609). Open futures contracts outstanding at June 30, 2019, are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended June 30, 2019, was $42,529. Open credit default swap contracts at June 30, 2019, are listed in the Schedule of Investments.

2.    Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 2019, the effective management fee (excluding waivers

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

and/or assumption of expenses acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2019, the Adviser waived $7,184 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2019, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,835 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3.    Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4.    Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,197 in distribution fees payable to the Distributor at June 30, 2019.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/19                                (continued)
--------------------------------------------------------------------------------

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2019.

-----------------------------------------------------------------------------------------------------------------------
                                    Derivative Assets     Derivatives      Non-Cash        Cash         Net Amount
                                    Subject to Master      Available      Collateral     Collateral    of Derivative
Counterparty                        Netting Agreement      for Offset    Received (a)   Received (a)     Assets (b)
-----------------------------------------------------------------------------------------------------------------------
Bank of America NA                      $23,391            $ (5,274)          $ --         $ --           $18,117
Bank of New York Mellon Corp.                --*                 --             --           --                --*
Brown Brothers Harriman & Co.                --                  --             --           --                --
Citibank NA                               8,310              (1,683)            --           --             6,627
Goldman Sachs International               1,456                  --             --           --             1,456
JPMorgan Chase Bank NA                   14,409             (10,349)            --           --             4,060
Morgan Stanley & Co.                      2,945                  --             --           --             2,945
-----------------------------------------------------------------------------------------------------------------------
   Total                                $50,511            $(17,306)          $ --         $ --           $33,205

-----------------------------------------------------------------------------------------------------------------------
                                  Derivative Liabilities   Derivatives      Non-Cash        Cash          Net Amount
                                    Subject to Master       Available      Collateral    Collateral     of Derivative
Counterparty                        Netting Agreement      for Offset      Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------------------------------
Bank of America NA                        $ 5,274           $ (5,274)         $ --          $ --            $ --
Bank of New York Mellon Corp.                  --                 --            --            --              --
Brown Brothers Harriman & Co.                 434                 --            --            --             434
Citibank NA                                 1,683             (1,683)           --            --              --
Goldman Sachs International                    --                 --            --            --              --
JPMorgan Chase Bank NA                     10,349            (10,349)           --            --              --
Morgan Stanley & Co.                           --                 --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
   Total                                  $17,740           $(17,306)         $ --          $ --            $434

*     Includes securities that are valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2019 was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Foreign
Statement of Assets                           Interest Rate      Credit       Exchange Rate     Equity       Commodity
and Liabilities                                    Risk            Risk           Risk           Risk          Risk
-----------------------------------------------------------------------------------------------------------------------------------
Assets
   Call options purchased*                         $ --           $   --        $    --         $ --**         $ --
   Currency put options purchased*                   --               --         11,665           --             --
   Net unrealized appreciation on
      forward foreign currency contracts             --               --         21,648           --             --
   Swap contracts, at value                          --            1,705             --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Value                                      $ --           $1,705        $33,313         $ --**         $ --

                                                                                 Foreign
Statement of Assets                           Interest Rate       Credit      Exchange Rate      Equity       Commodity
and Liabilities                                    Risk            Risk           Risk            Risk          Risk
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
   Net unrealized appreciation on
      futures contracts                         $31,246            $ --          $   --           $ --          $ --
   Written options outstanding                       --              --           5,274             --            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Value                                   $31,246            $ --          $5,274           $ --          $ --

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

**    Includes securities that are valued at $0.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2019 was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Foreign
                                              Interest Rate        Credit     Exchange Rate        Equity     Commodity
Statement of Operations                            Risk             Risk           Risk            Risk         Risk
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Currency put options purchased*             $       --         $    --       $     245           $ --         $ --
   Written options                                     --              --          13,618             --           --
   Forward foreign currency contracts                  --              --         (98,276)            --           --
   Futures contracts                             (118,444)             --              --             --           --
   Swap contracts                                      --          64,895              --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Value                                  $ (118,444)        $64,895        $(84,413)          $ --         $ --
-----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
   (depreciation) on:
   Currency put options purchased**            $       --         $    --       $ (7,393)          $ --         $ --
   Written options                                     --              --         (8,360)            --           --
   Forward foreign currency contracts                  --              --          3,786             --           --
   Futures contracts                              (38,602)             --             --             --           --
   Swap contracts                                      --           1,453             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Value                                  $  (38,602)        $ 1,453       $(11,967)          $ --         $ --

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

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52

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer          Trustees
Mark E. Bradley, Treasurer and Chief Financial and            Thomas J. Perna, Chairman
  Accounting Officer                                          David R. Bock
Christopher J. Kelley, Secretary and Chief Legal Officer      Diane Durnin
                                                              Benjamin M. Friedman
                                                              Margaret B.W. Graham
                                                              Lisa M. Jones
                                                              Lorraine H. Monchak
                                                              Marguerite A. Piret
                                                              Fred J. Ricciardi
                                                              Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.


[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-13-0819


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2019

* Print the name and title of each signing officer under his or her signature.